As filed with the Securities and Exchange Commission on October 30, 1998


                                                              File Nos. 33-34841
                                                                        811-6011

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 62
                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 63


                              THE MONTGOMERY FUNDS
             (Exact Name of Registrant as Specified in its Charter)

                              101 California Street
                         San Francisco, California 94111
                     (Address of Principal Executive Office)

                                 (415) 572-3863
              (Registrant's Telephone Number, Including Area Code)

                      Greg M. Siemons, Assistant Secretary
                              101 California Street
                         San Francisco, California 94111
                     (Name and Address of Agent for Service)
                            -------------------------


             It is proposed that this filing will become effective:
             _____  immediately upon filing pursuant to Rule 485(b)
             __X__  on October 31, 1998, pursuant to Rule 485(b)
             _____  60 days after filing pursuant to Rule 485(a)(1)
             _____  75 days after filing pursuant to Rule 485(a)(2)
             _____  on ______________ pursuant to Rule 485(a)


                                   ----------

                     Please Send Copy of Communications to:

                               JULIE ALLECTA, ESQ.
                              DAVID A. HEARTH, ESQ.
                      Paul, Hastings, Janofsky & Walker LLP
                              345 California Street
                         San Francisco, California 94104
                                 (415) 835-1600

                              THE MONTGOMERY FUNDS


                      CONTENTS OF POST-EFFECTIVE AMENDMENT

This post-effective amendment to the registration statement of the Registrant contains the following documents:

         Facing Sheet

         Contents of Post-Effective Amendment

         Cross-Reference Sheets for Class R Prospectus  for shares of Montgomery
                  Growth Fund, Montgomery Equity Income Fund, Montgomery Small Cap Fund, Montgomery Small Cap Opportunities Fund, Montgomery U.S. Emerging Growth Fund, Montgomery Global Opportunities Fund, Montgomery Global Communications Fund, Montgomery International Small Cap Fund, Montgomery International Growth Fund, Montgomery Latin America Fund, Montgomery Emerging Asia Fund, Montgomery Emerging Markets Fund, Montgomery Select 50 Fund, Montgomery U.S. Asset Allocation Fund, Montgomery Short Duration Government Bond Fund, Montgomery Total Return Bond Fund, Montgomery Government Reserve Fund, Montgomery Federal Tax-Free Money Fund, Montgomery California Tax-Free Intermediate Bond Fund and Montgomery California Tax-Free Money Fund

         Cross-Reference Sheets for Class P Prospectus  for shares of Montgomery
                  Growth Fund, Montgomery Equity Income Fund, Montgomery Small Cap Opportunities Fund, Montgomery U.S. Asset Allocation Fund, Montgomery Select 50 Fund, Montgomery Government Reserve Fund, Montgomery Short Duration Government Bond Fund, Montgomery International Growth Fund, Montgomery Emerging Markets Fund, Montgomery International Small Cap Fund, and Montgomery California Tax-Free Intermediate Bond Fund

         Cross-Reference Sheets for Class P Prospectus for shares of the Montgomery Emerging Markets Fund, Montgomery Equity Income Fund and Montgomery Small Cap Fund

         Part A - Prospectus for Class R  shares  of  Montgomery   Growth  Fund,
                  Montgomery Equity Income Fund, Montgomery Small Cap Fund, Montgomery Small Cap Opportunities Fund, Montgomery U.S. Emerging Growth Fund, Montgomery Global Opportunities Fund, Montgomery Global Communications Fund, Montgomery International Small Cap Fund, Montgomery International Growth Fund, Montgomery Latin America Fund, Montgomery Emerging Asia Fund, Montgomery Emerging Markets Fund, Montgomery Select 50 Fund, Montgomery U.S. Asset Allocation Fund, Montgomery Short Duration Government Bond Fund, Montgomery Total Return Bond Fund, Montgomery Government Reserve Fund, Montgomery Federal Tax-Free Money Fund, Montgomery California Tax-Free Intermediate Bond Fund and Montgomery California Tax-Free Money Fund

         Part A - Prospectus for Class P  shares  of  Montgomery   Growth  Fund,
                  Montgomery Equity Income Fund, Montgomery Small Cap Opportunities Fund, Montgomery U.S. Asset Allocation Fund, Montgomery Select 50 Fund, Montgomery Government Reserve Fund, Montgomery Short Duration Government Bond Fund, Montgomery International Growth Fund, Montgomery Emerging Markets Fund, Montgomery International Small Cap Fund, and Montgomery California Tax-Free Intermediate Bond Fund

         Part A - Prospectus for Class P shares of Montgomery  Emerging  Markets
                  Fund, Montgomery Equity Income Fund and Montgomery Small Cap Fund

         Part B - Statement of Additional Information  for  Class R and  Class P
                  shares of Montgomery Growth Fund, Montgomery Equity Income Fund, Montgomery Small Cap Fund, Montgomery Small Cap Opportunities Fund, Montgomery U.S. Emerging Growth Fund, Montgomery Global Opportunities Fund, Montgomery Global Communications Fund, Montgomery International Small Cap Fund, Montgomery International Growth Fund, Montgomery Latin America Fund,

                  Montgomery Emerging Asia Fund, Montgomery Emerging Markets Fund, Montgomery Select 50 Fund, Montgomery U.S. Asset Allocation Fund, Montgomery Short Duration Government Bond Fund, Montgomery Total Return Bond Fund, Montgomery Government Reserve Fund, Montgomery Federal Tax-Free Money Fund, Montgomery California Tax-Free Intermediate Bond Fund and Montgomery California Tax-Free Money Fund


         Part C - Other Information

         Signature Page

         Exhibits

                              THE MONTGOMERY FUNDS

                              CROSS REFERENCE SHEET

                                    FORM N-1A


                   Part A: Information Required in Prospectus
                   ------------------------------------------
                            (For Class R Prospectus)

New                                                     Location in the
N-1A                                                    Registration Statement
Item No.            Item                                by Heading
--------            ----                                ----------
1.                  Front and Back Cover Pages          Front and Back Cover Pages

2.                  Risk/Return Summary:                "Objective," "Strategy,"
                    Investment, Risks and               "Risks," "Past Fund Performance," and
                    Performance                         "Additional Investment Strategies and Related Risks"

3.                  Risk/Return Summary:  Fee Table     "Investor Expenses"

4.                  Investment Objectives, Principal    "Objective," "Strategy," "Risks," "Past Fund Performance,"
                    Investment Strategies, and          and "Additional Investment Strategies and Related Risks"
                    Related Risks

5.                  Management's Discussion of Fund     "Past Fund Performance"
                    Performance

6.                  Management, Organization and        "Portfolio Management"
                    Capital Structure

7.                  Shareholder Information             "What You Need to Know About Your Montgomery Account"

8.                  Distribution Arrangements           "Investor Expenses" and "What You Need to Know About Your
                                                        Montgomery Account"

9.                  Financial Highlights Information    "Financial Highlights"

                              THE MONTGOMERY FUNDS

                              CROSS REFERENCE SHEET

                                    FORM N-1A

                   Part A: Information Required in Prospectus
                   ------------------------------------------
                       (For Combined Class P Prospectuses)

Old                                                       Location in the
N-1A                                                      Registration Statement
Item No.              Item                                By Heading
--------              ----                                ----------
1.                    Cover Page                          Cover Page

2.                    Synopsis                            Cover Page and "Fees and Expenses of the Fund"

3.                    Condensed Financial Information     Not Applicable

4.                    General Description                 Cover Page, "The Fund's  Investment  Objective
                                                          and Policies," "Portfolio  Securities," "Other
                                                          Investment  Practices," "Risk  Considerations"
                                                          and "General Information"

5.                    Management of the Fund              "The   Fund's    Investment    Objective   and
                                                          Policies,"  "Management  of the Fund" and "How
                                                          to Invest in the Fund"

5A.                   Management's Discussion of Fund     Contained in the Fund's Annual Report.
                      Performance

6.                    Capital Stock and Distributions     "Dividends and Distributions,"  "Taxation" and
                                                          "General Information"

7.                    Purchase of Securities  Being       "How to  Invest in the  Fund,"  "How Net Asset
                      Offered                             Value Is  Determined,"  "General  Information"
                                                          and "Backup Withholding Instructions"


8.                    Redemption or Purchase              "How to Redeem an  Investment in the Fund" and
                                                          "General Information"

9.                    Pending Legal Proceedings           Not Applicable

                         PART B: Information Required in
                       Statement of Additional Information
                       -----------------------------------

       (Combined Class R and Class P Statement of Additional Information)

New             Old                                           Location in the
N-1A            N-1A                                          Registration Statement
Item No.        Item No.     Item                             by Heading
--------        --------     ----                             ----------
10.                          Cover Page and Table of          Cover Page, Table of Contents
                             Contents

                10.          Cover Page                       Cover Page

                11.          Table of Contents                Table of Contents

11.             12.          Fund History                     "The Trusts"

12.             13.          Description of the Fund and      "The Trusts," "Investment Objectives and Policies of the
                             Its Investments and Risks        Funds," and "Investment Restrictions"

13.             14.          Management of the Fund           "Investment Objectives and Policies of the Funds," "Risk
                                                              Factors," and "Investment Restrictions"

14.             15.          Control Persons and Principal    "Trustees and Officers" and "General Information"
                             Holders of Securities

15.             16.          Investment Advisory and Other    "Investment Management and Other Services"
                             Services

16.             17.          Brokerage Allocation and Other   "Execution of Portfolio Transactions"
                             Practices

17.             18.          Capital Stock and Other          "The Trusts," "Additional Purchase and Redemption
                             Securities                       Information," and "General Information"

18.             19.          Purchase, Redemption             "Additional Purchase and Redemption Information" and
                             and Pricing of Securities        "Determination of Net Asset Value"
                             Being Offered

19.             20.          Taxation of the Fund             "Distributions and Tax Information"

20.             21.          Underwriters                     "Principal Underwriters"

21.             22.          Calculation of Performance Data  "Performance Information"

22.             23.          Financial Statements             "Financial Statements"

--------------------------------------------------------------------------------

                                     PART A


                        PROSPECTUS FOR CLASS R SHARES OF

                             MONTGOMERY GROWTH FUND
                          MONTGOMERY EQUITY INCOME FUND
                            MONTGOMERY SMALL CAP FUND
                     MONTGOMERY SMALL CAP OPPORTUNITIES FUND
                      MONTGOMERY U.S. EMERGING GROWTH FUND
                      MONTGOMERY GLOBAL OPPORTUNITIES FUND
                      MONTGOMERY GLOBAL COMMUNICATIONS FUND
                     MONTGOMERY INTERNATIONAL SMALL CAP FUND
                      MONTGOMERY INTERNATIONAL GROWTH FUND
                          MONTGOMERY LATIN AMERICA FUND
                          MONTGOMERY EMERGING ASIA FUND
                        MONTGOMERY EMERGING MARKETS FUND
                            MONTGOMERY SELECT 50 FUND
                      MONTGOMERY U.S. ASSET ALLOCATION FUND
                 MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND
                        MONTGOMERY TOTAL RETURN BOND FUND
                       MONTGOMERY GOVERNMENT RESERVE FUND
                     MONTGOMERY FEDERAL TAX-FREE MONEY FUND
              MONTGOMERY CALIFORNIA TAX-FREE INTERMEDIATE BOND FUND
                    MONTGOMERY CALIFORNIA TAX-FREE MONEY FUND


--------------------------------------------------------------------------------




Prospectus
October 31, 1998


The Montgomery FundsSM


U.S. Equity Funds
     Growth Fund
     Small Cap Opportunities Fund
     Small Cap Fund
        (closed to new investors)
     U.S. Emerging Growth Fund
     Equity Income Fund


International & Global Equity Funds
     International Growth Fund
     International Small Cap Fund
     Global Opportunities Fund
     Global Communications Fund
     Emerging Markets Fund
     Emerging Asia Fund
     Latin America Fund

Multi-Strategy Funds
     Select 50 Fund
     U.S. Asset Allocation Fund

U.S. Fixed-Income & Money Market Funds
     Total Return Bond Fund
     Short Duration Government Bond Fund
     Government Reserve Fund
     Federal Tax-Free Money Fund
     California Tax-Free Intermediate Bond Fund
     California Tax-Free Money Fund

The Montgomery Funds have registered each mutual fund offered in this prospectus with the U.S. Securities and Exchange Commission (SEC). That registration does not imply, however, that the SEC endorses the Funds.


The SEC has not approved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.



                                      1====

[inside front cover of prospectus]

This prospectus contains important information about the investment objectives, strategies and risks of The Montgomery Funds that you should know before you invest in them. Please read it carefully and keep it on hand for future reference.

Please be aware that The Montgomery Funds:

*    Are not bank deposits.

* Are not guaranteed, endorsed or insured by any financial institution or government entity such as the Federal Deposit Insurance Corporation (FDIC).

*    May not achieve their stated goal(s).

You should also know that:

*    The Funds' shares may rise and fall in value.

*    You could lose money by investing in the Funds.

This prospectus describes only the Funds' Class R shares. The Montgomery Funds offer other classes of shares to eligible investors.

                                      2====

                               [Table of Contents]

TABLE OF CONTENTS
U.S. Equity Funds
     Montgomery Growth Fund....................................................4
     Montgomery Small Cap Opportunities Fund...................................6
     Montgomery Small Cap Fund (closed to new investors).......................8
     Montgomery U.S. Emerging Growth Fund.....................................10
     Montgomery Equity Income Fund............................................12
International and Global Equity Funds
     Montgomery International Growth Fund.....................................14
     Montgomery International Small Cap Fund..................................16
     Montgomery Global Opportunities Fund.....................................18
     Montgomery Global Communications Fund....................................20
     Montgomery Emerging Markets Fund.........................................22
     Montgomery Emerging Asia Fund............................................24
     Montgomery Latin America Fund............................................26
Multi-Strategy Funds
     Montgomery Select 50 Fund................................................28
     Montgomery U.S. Asset Allocation Fund....................................30
U.S. Fixed-Income and Money Market Funds
     Montgomery Total Return Bond Fund........................................32
     Montgomery Short Duration Government Bond Fund...........................34
     Montgomery Government Reserve Fund.......................................36
     Montgomery Federal Tax-Free Money Fund...................................38
     Montgomery California Tax-Free Intermediate Bond Fund....................40
     Montgomery California Tax-Free Money Fund................................42
Portfolio Management..........................................................44

Additional Investment Strategies and Risks....................................48
     Montgomery Latin America Fund............................................48
     The Euro:  Single European Currency......................................49
     Defensive Investments....................................................49
     Portfolio Turnover.......................................................50
     The Year 2000............................................................50
     Alternative Structures...................................................51

Financial Highlights..........................................................52
Account Information...........................................................62

     Becoming a Montgomery Shareholder........................................63
     How Fund Shares are Priced...............................................63
     Buying Additional Shares.................................................64
     Exchanging Shares........................................................66
     Selling Shares...........................................................67
     Other Policies...........................................................68
     Tax Information..........................................................69

     After You Invest.........................................................70


[Sidebar]

-------------------------
   How to Contact Us
-------------------------

Montgomery Shareholder
Service Representatives
800.572.FUND [3863]
Available 5 A.M. to 5 P.M.

pacific time


Montgomery Web Site
www.montgomeryfunds.com

Address General
Correspondence to:
The Montgomery Funds
101 California Street
San Francisco, CA
94111-9361

                                      3====

Growth Fund | MNGFX

Objective

* Seeks long-term capital appreciation by investing in growth-oriented U.S. companies of any size

[Graphic indicating Montgomery Growth Fund has a potential risk/reward profile that is slightly more than that of the S&P 500.] This Fund's potential risk/reward relative to other Montgomery Funds


Strategy  [clipart]
The Fund may invest in U.S. companies of any size, but invests at least 65% of its total assets in those companies whose shares have a total stock market value (market capitalization) of at least $1 billion.

The Fund's strategy is to identify well-managed U.S. companies whose share prices appear to be undervalued relative to the firms' growth potential. The managers rigorously analyze each prospective holding by subjecting it to the following three steps of their investment process:

*    Identify companies with improving business fundamentals
*    In-depth analysis of the company's current business and future prospects
* Analyze the company's price to determine whether its growth have been discovered by the market

Risks   [clipart]
By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies. To the extent that the Fund is over-weighted in certain market sectors compared with the Standard and Poor's 500 Composite Price Index, the Fund may be more volatile than the S&P 500.


                                      4====

Past Fund Performance The chart at the left below, shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance to the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

[bar chart]
     1994              1995              1996             1997
------------------ ---------------- ----------------- ----------------
     20.91%            23.65%            20.20%           24.16%

Average Annual Returns through 12/31/97.

Growth Fund                          24.16%                  25.67%
S&P 500 Index                        33.35%                  22.11%
--------------------------------------------------------------------------------
                                     1 Year            Inception (9/30/93)

During the four-year period shown above, the Fund's best quarter was Q2 1997 (+15.70%) and its worst quarter was Q4 1997 (-5.77%). The Fund's 1998 return through 9/30/98 is -12.70%.

Fees & Expenses [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads and does not charge shareholders for exchanging shares or reinvesting dividends.


Fund Fees and Expenses
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee                                                                               0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
    Management Fee                                                                               0.91%
    Distribution/Service (12b-1) Fee                                                             0.00%
    Other Expenses                                                                               0.29%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             1.20%

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

 1 Year        3 Years       5 Years         10 Years
-------------------------------------------------------
  $122          $380          $658            $1,450


PORTFOLIO MANAGEMENT TEAM [clipart]                    [sidebar]
Roger Honour, Kathryn Peters, Andrew Pratt             For financial highlights,
For more details see page 44.                          see page 52

                                      5====

Small Cap Opportunities Fund | MNSOX

Objective

* Seeks long-term capital appreciation by investing in growth-oriented U.S. small-cap companies

[Graphic indicating Montgomery Small Cap Opportunities Fund has a potential risk/reward profile that is significantly more than that of the S&P 500.] This Fund's potential risk/reward relative to other Montgomery Funds


Strategy [clipart]
The  Fund  invests  at least  65% of its  total  assets  in the  stocks  of U.S.
companies whose shares have a total stock market value (market capitalization) of $1.5 billion or less.

The Fund's strategy is to identify well-managed U.S. companies whose share prices appear to be undervalued relative to their growth potential. The managers rigorously analyze each prospective holding by subjecting it to the following three steps of their investment process:

*    Identify companies with improving business fundamentals
*    In-depth analysis of the company's current business and future prospects
* Analyze the company's price to determine whether its growth have been discovered by the market


Risks  [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies. To the extent that the Fund is over-weighted in certain market sectors compared with the Russell 2000 Index, the Fund may be more volatile than the Russell 2000.

The Fund's focus on small-cap stocks may expose shareholders to additional risks. Smaller companies typically have more-limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more-limited volume than those of larger, more mature companies. As a result, small-cap stocks--and therefore the Fund--may fluctuate significantly more in value than larger-cap stocks and funds that focus on them.


                                      6====

Past Fund Performance The chart at the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance to the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.


[bar chart]
      1996              1997
------------------ ----------------
     37.28%            16.45%

Average Annual Returns through 12/31/97.

Small Cap Opportunities Fund                16.45%                 26.36%
Russell 2000 Index                          22.36%                 19.39%
--------------------------------------------------------------------------------
                                            1 Year          Inception (12/29/95)


During the 2-year period shown above, the Fund's best quarter was Q1 1996 (+22.92%) and its worst quarter was Q1 1997 (-10.32%). The Fund's 1998 return through 9/30/98 was -23.32%.

FEES & EXPENSES  [clipart]


The following table shows the fees and expenses you may pay if you buy and hold shares of this Fund. Montgomery does not impose any front-end or deferred sales loads on this fund and does not charge shareholders for exchanging shares or reinvesting dividends.


Fund Fees and Expenses
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee                                                                               0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+
    Management Fee                                                                               1.20%
    Distribution/Service (12b-1) Fee                                                             0.00%
    Other Expenses                                                                               0.58%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             1.78%
    Fee Waiver and/or Expense Reimbursement                                                      0.28%
Net Expenses                                                                                     1.50%

+ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 1.50%. This contract has a one-year term, renewable at the end of each fiscal year.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

1 Year         3 Years       5 Years         10 Years
------------------------------------------------------
  $152          $473          $816            $1,784



PORTFOLIO MANAGEMENT TEAM  [clipart]                               [sidebar]
Roger Honour, Kathryn Peters, Andrew Pratt                         For financial
For more details see page 44.                                      highlights,
                                                                   see page 53

                                      7====

Small Cap Fund | MNSCX


The Montgomery Small Cap Fund is currently closed to new investors*

Objective


* Seeks long-term capital appreciation by investing in rapidly growing U.S. small-cap companies

[Graphic indicating Montgomery Small Cap Fund has a potential risk/reward profile that is significantly more than that of the S&P 500.] This Fund's potential risk/reward relative to other Montgomery Funds


Strategy  [clipart]
The  Fund  invests  at least  65% of its  total  assets  in the  stocks  of U.S.
companies whose shares have a total stock market value (market capitalization) of $1.5 billion or less.

The Fund's portfolio managers follow a growth strategy to invest in potentially attractive small-cap companies that are at an early or transitional stage of their development. The managers look for companies that they believe can thrive even in adverse economic conditions. Specifically, they search for companies that they think have the potential to:

*    Gain market share within their industries
*    Deliver consistently high profits to shareholders
*    Increase their corporate earnings each quarter
* Provide solutions for current or impending problems in their respective industries or in society overall.


Risks  [clipart]


By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies. To the extent that the Fund is over-weighted in certain market sectors compared with the Russell 2000 Index, the Fund may be more volatile than the Russell 2000.


The Fund's focus on small-cap stocks may expose shareholders to additional risks. Smaller companies typically have more-limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more-limited volume than those of larger, more mature companies. As a result, small-cap stocks--and therefore the Fund--may fluctuate significantly more in value than larger-cap stocks and funds that focus on them.

[Footnote to page] *From time to time, Montgomery may reopen and close the Small Cap Fund to new investors, at its discretion. Current shareholders who maintain open accounts in the Fund may make additional investments in it. Please be advised that if you redeem your total investment in the Small Cap Fund, your account will be closed and you will not be able to make any additional investments in the Fund.


                                      8====

Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance to the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

   1991        1992        1993       1994       1995        1996       1997
------------ ---------- ---------- ---------- ----------- ----------- ----------
  98.75%       9.59%      24.31%     -9.96%     35.12%      18.69%     23.86%


Average Annual Returns through 12/31/97

Small Cap Fund                           23.86%                  17.33%                  21.47%
Russell 2000 Index                       22.36%                  16.40%                  15.38%*
--------------------------------------------------------------------------------------------------------
*calculated from 6/30/90                 1 Year                  5 Years          Inception (7/13/90)

During the 7-year period shown above, the Fund's best quarter was Q1 1991 (+39.57%) and its worst quarter was Q1 1997 (-11.68%). The Fund's 1998 return through 9/30/98 is -28.62%.

Fees & Expenses  [clipart]
The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads on this Fund and does not charge shareholders for exchanging shares or reinvesting dividends.

Fund Fees and Expenses
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee                                                                               0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
    Management Fee                                                                               1.00%
    Distribution/Service (12b-1) Fee                                                             0.00%
    Other Expenses                                                                               0.24%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             1.24%

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

 1 Year        3 Years       5 Years         10 Years
------------------------------------------------------
  $126          $393          $679            $1,495


PORTFOLIO MANAGEMENT TEAM[clipart]                      [sidebar]
Stuart Roberts, Brad Kidwell, Cam Philpott              For financial highlights
For more details see page 44.                           see page 53

                                      9====

U.S. Emerging Growth Fund | MNMCX

Objective

* Seeks long-term capital appreciation by investing in growth-oriented U.S. smaller-cap companies


[Graphic indicating Montgomery U.S. Emerging Growth Fund has a potential risk/reward profile that is significantly more than that of the S&P 500.] This Fund's potential risk/reward relative to other Montgomery Funds


Strategy  [clipart]
The  Fund  invests  at least  65% of its  total  assets  in the  stocks  of U.S.
companies whose shares have a total stock market value (market capitalization) of $1 billion or less.

The Fund's strategy is to identify well-managed U.S. companies whose share prices appear to be undervalued relative to their growth potential. The managers rigorously analyze each prospective holding by subjecting them to the following three steps of their investment process:

*    Identify companies with improving business fundamentals
*    In-depth analysis of the company's current business and future prospects
* Analyze the company's price to determine whether its growth have been discovered by the market

Risks  [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies. To the extent that the Fund is overweighted in certain market sectors compared with the Russell 2000 Index, the Fund may be more volatile than the Russell 2000.

The Fund's focus on micro- and small-cap stocks may expose shareholders to additional risks. Small companies typically have more-limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more-limited volume than those of larger, more mature companies. This is especially true of micro-cap companies. As a result, micro-cap stocks--and therefore the Fund--may fluctuate significantly more in value than larger-cap stocks and funds that focus on them.




                                     10====

Past Fund Performance The chart at the left shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance to the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

[bar chart]
      1995              1996              1997
------------------ ---------------- -----------------
     28.66%            19.12%            27.05%

Average Annual Returns through 12/31/97

U.S. Emerging Growth Fund                27.05%                  24.85%
Russell 2000 Index                       22.36%                  22.34%
--------------------------------------------------------------------------------
                                         1 Year           Inception (12/30/94)

During the 3-year period shown above, the Fund's best quarter was Q2 1997 (+18.82%) and its worst quarter was Q1 1997 (-5.44%). The Fund's 1998 return through 9/30/98 is -10.88%

Fees & Expenses  [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of this Fund. Montgomery does not impose any front-end or deferred sales loads on this Fund and does not charge shareholders for exchanging shares or reinvesting dividends.

Fund Fees and Expenses
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee                                                                               0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
    Management Fee                                                                               1.33%
    Distribution/Service (12b-1) Fee                                                             0.00%
    Other Expenses                                                                               0.24%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             1.57%

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

 1 Year        3 Years       5 Years         10 Years
-------------------------------------------------------
  $159          $495          $853            $1,860


PORTFOLIO MANAGEMENT TEAM  [clipart]                   [sidebar]
Roger Honour, Kathryn Peters, Andrew Pratt             For financial highlights,
For more details see page 44.                          see page 54


                                     11====

Equity Income Fund | MNEIX

Objective

* Seeks current income and long-term capital appreciation while striving to minimize portfolio volatility by investing in large, dividend-paying U.S. companies

[Graphic indicating Montgomery Equity Income Fund has a potential risk/reward profile that is a little less than that of the S&P 500.] This Fund's potential risk/reward relative to other Montgomery Funds


Strategy  [clipart]
The Fund seeks to provide a greater yield than the average yield of Standard & Poor's 500 Composite Price Index stocks by investing at least 65% of its total assets in dividend-paying stocks of large U.S. companies.

The Fund's strategy is to identify mature companies that have a history of paying regular dividends to shareholders and offer a dividend yield well above their historical average and/or the market's average. (Dividend yield is calculated by dividing the dividend a company pays out per share of common stock by the stock market price of those shares.) The Fund typically invests in companies for two to four years. The manager usually will begin to reduce the Fund's position in a company as its share price moves up and its dividend yield drops to the lower end of its historical range. He may also pare back or sell the Fund's position in a company that reduces or eliminates its dividend, or if he believes that the company is about to do so.

Risks  [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies. Increased interest rates may reduce the value of your investment in this Fund. Although the Fund seeks to provide a consistent level of income to shareholders, its yield may fluctuate significantly in the short term.

                                     12====

Past Fund Performance The chart at the left shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance to the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

[bar chart]
      1995              1996              1997
------------------ ---------------- -----------------
     35.17%            18.34%            26.10%


Average Annual Returns through 12/31/97


Equity Income Fund                       26.10%                  23.74%
S&P 500 Index                            33.35%                  28.42%
--------------------------------------------------------------------------------
                                         1 Year            Inception (9/30/94)

During the 3-year period shown above, the Fund's best quarter was Q2 1997 (+10.49%) and its worst quarter was Q1 1997 (+2.42%). The Fund's 1998 return through 9/30/98 was -1.81%.


Fees & Expenses  [clipart]
The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads and does not charge shareholders for exchanging shares or reinvesting dividends.


Fund Fees and Expenses
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee                                                                               0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+
    Management Fee                                                                               0.60%
    Distribution/Service (12b-1) Fee                                                             0.00%
    Other Expenses                                                                               0.78%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             1.38%
    Fee Waiver and/or Expense Reimbursement                                                      0.52%
Net Expenses                                                                                     0.86%

+ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 0.85%. This contract has a one-year term, renewable at the end of each fiscal year.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

 1 Year        3 Years       5 Years         10 Years
-------------------------------------------------------
   $87          $274          $475            $1,058


PORTFOLIO MANAGER  [clipart]                           [sidebar]
William King                                           For financial highlights,
For more details see page 44.                          see page 54

                                     13====

International Growth Fund | MNIGX

Objective

* Seeks long-term capital appreciation by investing in medium- and large-cap companies in developed stock markets outside the United States

[Graphic indicating Montgomery International Growth Fund has a potential risk/reward profile that is a little more than that of the S&P 500.] This Fund's potential risk/reward relative to other Montgomery Funds


Strategy  [clipart]
The Fund invests at least 65% of its total assets in the common stocks of companies outside the United States whose shares have a stock market value (market capitalization) of more than $1 billion. The Fund currently concentrates its investments in the stock markets of western Europe, particularly the United Kingdom, France, Germany, Italy and the Netherlands, as well as developed markets in Asia, such as Japan and Hong Kong. The Fund typically invests in at least three countries outside the United States, with no more than 40% of its assets in any one country.


The portfolio managers seek well-managed companies that they believe will be able to increase their sales and corporate earnings on a sustained basis. In addition, the portfolio managers must consider the shares of these companies to be under- or reasonably-valued relative to their long-term prospects. The managers favor companies that they believe have a competitive advantage, offer innovative products or services and may profit from such trends as deregulation and privatization. On a strategic basis, the Fund's assets may be allocated among countries in an attempt to take advantage of market trends. The Fund's portfolio managers and analysts frequently travel to the countries in which the Fund invests or may invest to gain firsthand insight into the economic, political and social trends that affect investments in those countries.

Risks  [clipart]
By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies.

By investing primarily in foreign stocks, the Fund may expose shareholders to additional risks. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries.


In addition, most of the foreign securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar. Furthermore, the January 1, 1999, introduction by the European Union of a single European currency (the "euro") may cause market uncertainties and even market disruptions which can negatively affect the Fund's investments in European companies.


                                     14====

Past Fund Performance The chart at the left shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance to the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

[bar chart]
      1996              1997
------------------ ----------------
     20.96%            10.15%

Average Annual Returns through 12/31/97

International Growth Fund                10.15%                  17.18%
MSCI EAFE Index                           1.78%                   6.48%
--------------------------------------------------------------------------------
*calculated from 6/30/95                 1 Year            Inception (7/3/95)

During the 2-year period shown above, the Fund's best quarter was Q2 1997 (+10.77%) and its worst quarter was Q4 1977 (-5.98%). The Fund's 1998 return through 9/30/98 was +4.61%.


Fees & Expenses   [clipart]
The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads and does not charge shareholders for exchanging shares or reinvesting dividends.


Fund Fees and Expenses
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee                                                                               0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+
    Management Fee                                                                               1.10%
    Distribution/Service (12b-1) Fee                                                             0.00%
    Other Expenses                                                                               1.03%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             2.13%
    Fee Waiver and/or Expense Reimbursement                                                      0.47%
Net Expenses                                                                                     1.66%

+ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 1.65%. This contract has a one-year term, renewable at the end of each fiscal year.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

 1 Year        3 Years       5 Years         10 Years
--------------------------------------------------------
  $168          $522          $900            $1,958


PORTFOLIO MANAGEMENT TEAM  [clipart]                   [sidebar]
John Boich, Oscar Castro                               For financial highlights,
For more details see page 45.                          see page 55

                                     15====

International Small Cap Fund | MNISX

Objective

* Seeks long-term capital appreciation by investing in small-cap companies in developed stock markets outside the United States

[Graphic indicating Montgomery International Small Cap Fund has a potential risk/reward profile that is much more than that of the S&P 500.] This Fund's potential risk/reward relative to other Montgomery Funds


Strategy [clipart]
The Fund invests at least 65% of its total assets in the stocks of companies outside the United States whose shares have a market value (market capitalization) of less than $1 billion. The portfolio managers typically invest most of its assets in the developed stock markets of western Europe and Asia, particularly the United Kingdom, France, Germany, Italy, Sweden and Japan. The Fund invests in at least three different countries outside the United States, with no more than 40% of its assets in any one country.

The Fund's portfolio managers seek well-managed, small-cap companies that they believe will be able to increase their sales and corporate earnings on a sustained basis. The portfolio managers must consider the shares of these companies to be under- or reasonably valued relative to their long-term prospects. The managers favor companies that they believe have a competitive advantage, offer innovative products or services and may profit from such trends as deregulation and privatization. On a strategic basis, the Fund's assets may be allocated among countries in an attempt to take advantage of market trends. The Funds portfolio managers and analysts frequently travel to the countries in which the Fund invests or may invest to gain firsthand insight into the economic, political and social trends that affect investments there.


Risks  [clipart]
By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies.


In addition, foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. Most of the foreign securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar. Other risks of focusing on small foreign companies include limited or inaccurate information, limited product lines, markets or financial resources than larger companies, and their securities may trade less frequently and in limited volume. As a result, small-cap stocks--and therefore the Fund--may fluctuate significantly more in value than funds that focus on larger-cap stocks. Furthermore, the January 1, 1999 introduction by the European Union of a single European currency (the "euro") may cause market uncertainties and even market disruptions which can affect negatively the Fund's investments in European companies.


                                     16====

Past Fund Performance The chart at the left shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance to the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

[bar chart]
      1994              1995              1996             1997
------------------ ---------------- ----------------- ----------------
     -13.29%           11.72%            14.97%           -0.78%

Average Annual Returns through 12/31/97

International Small Cap Fund                   -0.78%              5.46%
Salomon Smith Barney World
Extended (ex-U.S.) Market Index                -6.61%              2.51%
--------------------------------------------------------------------------------
                                               1 Year        Inception (9/30/93)

During the 4-year period shown above, the Fund's best quarter was Q2 1997 (+9.93%) and its worst quarter was Q4 1997 (11.22%). The Fund's 1998 return through 9/30/98 was -0.24%.


Fees & Expenses  [clipart]
The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads on this Fund and does not charge shareholders for exchanging shares or reinvesting dividends.


Fund Fees and Expenses
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee                                                                               0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+
    Management Fee                                                                               1.25%
    Distribution/Service (12b-1) Fee                                                             0.00%
    Other Expenses                                                                               1.28%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             2.53%
    Fee Waiver and/or Expense Reimbursement                                                      0.61%
Net Expenses                                                                                     1.92%

+ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 1.90%. This contract has a one-year term, renewable at the end of each fiscal year.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

 1 Year        3 Years       5 Years         10 Years
------------------------------------------------------
  $194          $602         $1,034           $2,234

PORTFOLIO MANAGEMENT TEAM  [clipart]                   [sidebar]
John Boich                                             For financial highlights,
For more details see page 45.                          see page 55

                                     17====

Global Opportunities Fund | MNGOX

Objective

* Seeks long-term capital appreciation by investing in companies of any size in the United States and abroad

[Graphic indicating Montgomery Global Opportunities Fund has a potential risk/reward profile that is a little more than that of the S&P 500.] This Fund's potential risk/reward relative to other Montgomery Funds


Strategy  [clipart]
The Fund invests at least 65% of its total assets in the stocks of companies of any size throughout the world. The portfolio managers typically invest most of the Fund's assets in the United States and in the developed stock markets of western Europe and Asia, particularly the United Kingdom, France, Germany, Italy, the Netherlands and Japan. The Fund invests in at least three different countries, one of which may be the United States. With the exception of the United States, no country may represent more than 40% of its total assets.


The portfolio managers seek well-managed companies that they believe will be able to increase their sales and corporate earnings on a sustained basis. In addition, the portfolio managers much consider the shares of these companies to be under- or reasonably valued relative to their long-term prospects. The managers favor companies that they believe have a competitive advantage, offer innovative products or services and may profit from such trends as deregulation and privatization. On a strategic basis, the Fund's assets may be allocated among countries in an attempt to take advantage of market trends. The Fund's portfolio managers and analysts frequently travel to the countries in which the Fund invests or may invest to gain firsthand insight into the economic, political and social trends that may affect investments in those countries.

Risks  [clipart]
By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies.


By investing in foreign stocks, the Fund exposes shareholders to additional risks. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. In addition, most of the foreign securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar. Furthermore, the January 1, 1999, introduction by the European Union of a single European currency (the "euro") may cause market uncertainties and even market disruptions which can affect negatively the Fund's investments in European companies.


                                     18====

Past Fund Performance The chart at the left shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance to the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

[bar chart]
      1994              1995              1996             1997
------------------ ---------------- ----------------- ----------------
     -8.55%            17.26%            20.18%           11.05%

Average Annual Returns through 12/31/97

Global Opportunities Fund                11.05%                   13.23%
MSCI World Index                         15.76%                   13.19%*
--------------------------------------------------------------------------------
                                         1 Year             Inception (9/30/93)

During the 4-year period shown above, the Fund's best quarter was Q2 1997 (+12.83%) and its worst quarter was Q4 1997 (-7.94%). The Fund's 1998 return through 9/30/98 was +4.44%.


Fees & Expenses   [clipart]
The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads and does not charge shareholders for exchanging shares or reinvesting dividends.


Fund Fees and Expenses
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee                                                                               0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+
    Management Fee                                                                               1.25%
    Distribution/Service (12b-1) Fee                                                             0.00%
    Other Expenses                                                                               1.12%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             2.37%
    Fee Waiver and/or Expense Reimbursement                                                      0.41%
Net Expenses                                                                                     1.96%

+ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 1.90%. This contract has a one-year term, renewable at the end of each fiscal year.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

 1 Year        3 Years       5 Years         10 Years
--------------------------------------------------------
  $198          $614         $1,054           $2,275


PORTFOLIO MANAGEMENT TEAM  [clipart]                   [sidebar]
John Boich, Oscar Castro                               For financial highlights,
For more details see page 45.                          see page 55

                                     19====

Global Communications Fund | MNGCX

Objective

* Seeks long-term capital appreciation by investing in companies involved in the communications industry in the United States and abroad

[Graphic indicating Montgomery Global Communications Fund has a potential risk/reward profile that is significantly more than that of the S&P 500.] This Fund's potential risk/reward relative to other Montgomery Funds


Strategy  [clipart]
The Fund concentrates its investments in the global communications industry by investing at least 65% of its total assets in the stocks of communications companies throughout the world, including companies involved in telecommunications, broadcasting, publishing, computer systems and the Internet, among other industries.

The Fund seeks well-managed communications companies that the portfolio manager believes will be able to increase their sales and corporate earnings on a sustained basis. The portfolio manager must consider the shares of these companies to be under- or reasonably valued relative to their long-term prospects and favors companies that he believes have a competitive advantage, offer innovative products or services and may profit from such trends as deregulation and privatization. On a strategic basis, the Fund's assets may be allocated among countries in an attempt to take advantage of market trends. The portfolio manager and analysts frequently travel to the countries in which the Fund invests or may invest to gain firsthand insight into the economic, political and social trends that affect investments in those countries.


Risks  [clipart]
By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies.

Because the Fund concentrates its investments in the global communications industry, its share value may be more volatile than that of more-diversified funds. The Fund's share value will reflect trends (whether positive or negative) in the global communications industry, which may be subject to greater changes in governmental policies and regulation than many other industries.


In addition, Foreign stock markets tend to be more volatile than the U.S. market due to greater economic and political instability in some countries. In addition, most of the foreign securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar. Furthermore, the January 1, 1999, introduction by the European Union of a single European currency (the "euro") may cause market uncertainties and even market disruptions which can affect negatively the Fund's investments in European companies.


                                     20====

Past Fund Performance The chart at the left shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance to the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

[bar chart]
      1994             1995              1996             1997
------------------ ---------------- ----------------- ----------------
     -13.41%           16.88%            8.02%            15.83%

Average Annual Returns through 12/31/97

Global Communications Fund                  15.83%                  12.39%
MSCI Telecom Index                          19.33%                  10.82%*
--------------------------------------------------------------------------------
                                            1 Year           Inception (6/1/93)

During the four-year period shown above, the Fund's best quarter was Q2 1997 (+16.05%) and its worst quarter was Q4 1994 (-9.84%). The Fund's 1998 return through 9/30/98 was +17.28%.


Fees & Expenses  [clipart]
The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads and does not charge shareholders for exchanging shares or reinvesting dividends.


Fund Fees and Expenses
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee                                                                               0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+
    Management Fee                                                                               1.23%
    Distribution/Service (12b-1) Fee                                                             0.00%
    Other Expenses                                                                               0.70%
--------------------------------------------------------------------------------------------------------
Total Annual Fund  Operating  Expenses                                                           1.93%

+ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 1.90%. This contract has a one-year term, renewable at the end of each fiscal year.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

 1 Year        3 Years       5 Years         10 Years
--------------------------------------------------------
  $195          $605         $1,039           $2,244


PORTFOLIO MANAGER  [clipart]                           [sidebar]
Oscar Castro                                           For financial highlights,
For more details see page 45.                          see page 56

                                     21====

Emerging Markets Fund | MNEMX

Objective

* Seeks long-term capital appreciation by investing in companies based or operating primarily in developing economies throughout the world

[Graphic indicating Montgomery Emerging Markets Fund has a potential risk/reward profile that is much more than that of the S&P 500.] This Fund's potential risk/reward relative to other Montgomery Funds


Strategy  [clipart]
The Fund invests at least 65% of its total assets in the stocks of companies based in the world's developing economies. The Fund typically maintains investments in at least six of these countries at all times, with no more than 35% of its assets in any single one of them. These may include:

* Latin America: Argentina, Brazil, Chile, Colombia, Costa Rica, Jamaica, Mexico, Peru, Trinidad and Tobago, Uruguay and Venezuela

* Asia: Bangladesh, China/Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan, Thailand and Vietnam
* Europe: Czech Republic, Greece, Hungary, Kazakhstan, Poland, Portugal, Romania, Russia, Slovakia, Slovenia, Turkey and Ukraine
*    Middle East: Israel and Jordan
* Africa: Egypt, Ghana, Ivory Coast, Kenya, Morocco, Nigeria, South Africa, Tunisia and Zimbabwe


The Fund's strategy combines computer-based screening techniques with in-depth financial review and on-site analysis of companies, countries and regions to identify potential investments. The Fund's portfolio managers and analysts frequently travel to the emerging markets to gain firsthand insight into the economic, political and social trends that affect investments in those countries. These techniques help determine in which stocks and countries the Fund will invest. The portfolio managers strive to keep the Fund well diversified across individual stocks, industries and countries to reduce its overall risk.

Risks  [clipart]
By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in a stock market. In addition, the risks of investing in emerging markets are considerable. Emerging stock markets tend to be much more volatile than the U.S. market due to the relative immaturity, and occasional instability, of their political and economic systems. In the past many emerging markets restricted the flow of money into or out of their stock markets, and some continue to impose restrictions on foreign investors. These markets tend to be less liquid and offer less regulatory protection for investors. The economies of emerging countries may be predominantly based on only a few industries or on revenue from particular commodities, international aid and other assistance. In addition, most of the foreign securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar.


                                     22====

Past Fund Performance The chart at the left shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance to the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

[bar chart]
      1993             1994             1995            1996            1997
----------------- --------------- ---------------- --------------- -------------
     58.66%           -7.72%           -9.08%          12.32%          -3.14%

Average Annual Returns through 12/31/97
Emerging Markets Fund                    -3.14%                   7.69%                  6.61%
IFC Global Index                         -14.54%                  6.13%                  3.26%
--------------------------------------------------------------------------------------------------------
                                         1 Year                  5 Years           Inception (3/1/92)

During the 5-year period shown above, the Fund's best quarter was Q4 1993 (+29.14%) and its worst quarter was Q4 1997 (-17.07%). The Fund's 1998 return through 9/30/98 was -42.54%.

Fees & Expenses  [clipart]
The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads on this Fund and does not charge shareholders for exchanging shares or reinvesting dividends.

Fund Fees and Expenses
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee                                                                               0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
    Management Fee                                                                               1.07%
    Distribution/Service (12b-1) Fee                                                             0.00%
    Other Expenses                                                                               0.58%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             1.65%

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

 1 Year        3 Years       5 Years         10 Years
----------------------------------------------------------
  $167          $519          $895            $1,947


PORTFOLIO MANAGEMENT TEAM  [clipart]                   [sidebar]
Josephine  Jimenez,  Bryan Sudweeks,  Frank Chiang,    For financial highlights,
Jesus Duarte, Jose Fiuza, Stuart Quint                 see page 56
For more details see page 46.

                                     23====

Emerging Asia Fund | MNEAX

Objective

* Seeks long-term capital appreciation by investing in companies based or operating primarily in developing economies of Asia

[Graphic indicating Montgomery Emerging Asia Fund has a potential risk/reward profile that is far more than that of the S&P 500.] This Fund's potential risk/reward relative to other Montgomery Funds

Strategy [clipart]
The Fund's strategy is to identify potential investments in the Asian markets by conducting  in-depth  financial  review and on-site  analysis of  companies  and countries in that  region.  The Fund invests at least 65% of its total assets in the stocks of companies  that are based or operate  mainly in  developing  Asian countries:
*   Bangladesh                             *   Indonesia               *   South Korea
*   China/Hong Kong                        *   Malaysia                *   Sri Lanka
    China/Hong Kong is considered to       *   Pakistan                *   Taiwan
    be a single emerging Asian country.    *   The Philippines         *   Thailand
*   India                                  *   Singapore               *   Vietnam

The Fund typically invests in at least three emerging Asia countries at all times, with no more than one-third of its assets in any one country. The two exceptions are China/Hong Kong and Malaysia, where the Fund may invest more than 90% of its assets. Usually, the Fund will not invest in Japan, Australia or New Zealand, but the portfolio manager may choose to do so as a defensive strategy.

The manager frequently travels to the countries in which the Fund invests, or may invest, to gain firsthand insight into the economic, political and social trends that affect investments in those countries. These techniques help determine in which stocks and countries the Fund will invest. The portfolio manager strives to keep the Fund diversified across individual stocks and industries to reduce its overall risk.

Risks   [clipart]
By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in a stock market. Also, the Fund's volatility may be magnified by its heavy concentration in emerging Asia markets, particularly China/Hong Kong and Malaysia, as they tend to be much more volatile than the U.S. market due to the relative immaturity and occasional instability. For example, the economies of emerging countries may be predominantly based on only a few industries or on revenue from particular commodities, international aid and other assistance. Some emerging Asia countries, such as Malaysia in 1998, have restricted the flow of money into or out of the country. Emerging markets also tend to be less liquid and offer less regulatory protection for investors. Since mid-1997, Asia has faced serious economic problems and disruptions causing the devastating losses for some investors. Please note that most of the securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar.

                                     24====

Past Fund Performance The chart at the left shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance to the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

[bar chart]
      1997
------------------
     -28.30%

Average Annual Returns through 12/31/97

Emerging Asia Fund                       -28.30%                 -10.71%
MSCI All-Country
Asia Free (ex-Japan) Index               -40.31%                 -32.56%
--------------------------------------------------------------------------------
                                         1 Year            Inception (9/30/96)

During the 1-year period shown above, the Fund's best quarter was Q2 1997 (+18.87%) and its worst quarter was Q4 1997 (-38.16%). The Fund's 1998 return through 9/30/98 was -36.56%.


Fees & Expenses  [clipart]
The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads on this Fund and does not charge shareholders for exchanging shares or reinvesting dividends.

Fund Fees and Expenses
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee                                                                               0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+
    Management Fee                                                                               1.25%
    Distribution/Service (12b-1) Fee                                                             0.00%
    Other Expenses                                                                               1.02%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             2.27%
    Fee Waiver and/or Expense Reimbursement                                                      0.36%
Net Expenses                                                                                     1.91%

+ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 1.90%. This contract has a one-year term, renewable at the end of each fiscal year.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

 1 Year        3 Years       5 Years         10 Years
---------------------------------------------------------
  $193          $599         $1,029           $2,223


PORTFOLIO MANAGER  [clipart]                           [sidebar]
Frank Chiang                                           For financial highlights,
For more details see page 46.                          see page 57

                                     25====

Latin America Fund | MNLAX

Objective

* Seeks long-term capital appreciation by investing in companies based in or operating primarily in Latin America

[Graphic indicating Montgomery Latin America Fund has a potential risk/reward profile that is far more than that of the S&P 500.] This Fund's potential risk/reward relative to other Montgomery Funds

Strategy  [clipart]
The Fund's strategy is to identify potential investments by conducting in-depth financial review and on-site analysis of the companies and countries in that region. The Fund invests at least 65% of its total assets in the stocks of companies that are located in Mexico, Central America, South America and the Caribbean. The Fund invests in at least three Latin American countries at all times, with no more than 50% of its assets in any one of them. The two exceptions are Brazil and Mexico which are not subject to this limit.

The manager frequently travels to the countries in which the Fund invests, or may invest, to gain firsthand insight into the economic, political and social trends that affect investments in those countries. These techniques help determine in which stocks and countries the Fund will invest. The portfolio manager strives to keep the Fund well diversified across individual stocks, industries and countries to reduce its overall risk. In managing the Latin America Fund, the portfolio manager is supported by the Emerging Markets team.

Risks  [clipart]
By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. In addition, the risks of investing in emerging markets, and especially of concentrated exposure to Latin America, are considerable. Latin American stock markets tend to be much more volatile than the U.S. market due to the relative immaturity, and occasional instability, of their political and economic systems. In the past many Latin American countries restricted the flow of money into or out of their stock markets, and some continue to impose restrictions on foreign investors. These markets tend to be less liquid and offer less regulatory protection for investors. The economies of emerging countries may be predominantly based on only a few industries or on revenue from particular commodities, international aid and other assistance. In addition, most of the securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar. Investors should also note the particular risks of investing in Brazil and Mexico (which include government controls and currency devaluations), because the Fund may place, respectively, up to 75% and 67% of its assets in these countries. The risks peculiar to Brazil and Mexico are discussed in "Additional Investment Strategies and Related Risks" on pages 48-49.

                                     26====

Past Fund Performance The Latin America Fund commenced operations on June 30, 1997. Past Fund performance information has not been provided because the Fund has less than one full calendar year of operations.

Fees & Expenses  [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads on this fund and does not charge shareholders for exchanging shares or reinvesting dividends.

Fund Fees and Expenses
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee                                                                               0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+
    Management Fee                                                                               1.25%
    Distribution/Service (12b-1) Fee                                                             0.00%
    Other Expenses                                                                               1.79%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             3.04%
    Fee Waiver and/or Expense Reimbursement                                                      1.14%
Net Expenses                                                                                     1.90%

+ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 1.90%. This contract has a one-year term, renewable at the end of each fiscal year. The actual expenses for the Fund (after reimbursement including interest and tax expenses) were 0.26%.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

 1 Year        3 Years       5 Years         10 Years
--------------------------------------------------------
  $192          $595         $1,024           $2,213

PORTFOLIO MANAGER  [clipart]                           [sidebar]
Jesus Duarte                                           For financial highlights,
For more details see page 45                           see page 57

                                     27====

Select 50 Fund | MNSFX

Objective

* Seeks long-term capital appreciation by investing in approximately 10 companies from each of five different investment disciplines, for a total of 50 securities

[Graphic indicating Montgomery Select 50 Fund has a potential risk/reward profile that is a little more than that of the S&P 500.] This Fund's potential risk/reward relative to other Montgomery Funds


Strategy  [clipart]
Five of Montgomery's portfolio management teams each select approximately 10 stocks that they believe may offer the greatest capital appreciation potential from their respective areas of expertise. These currently include:

*  U.S. growth                *  U.S. equity income          *  Emerging markets
*  U.S. emerging growth       *  International equity

The result is a concentrated portfolio of at least 50 stocks that is allocated approximately equally among Montgomery's five equity disciplines and is well diversified with typically 60% allotted to U.S. securities of all capitalization ranges and 40% invested internationally. Kevin Hamilton, chairman of Montgomery's Oversight Committee, ensures that the portfolio remains diversified and performs other oversight responsibilities for the Fund. For details about the teams' individual strategies, please see the sections on the Montgomery Growth, U.S. Emerging Growth, Equity Income, International Growth and Emerging Markets Funds in this prospectus.

Risks  [clipart]
By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. Although the Select 50 Fund diversifies its assets across different industries, market segments and countries, it typically invests in just 50 securities. As a result, the value of shares in the Select 50 Fund may vary more than those of mutual funds investing in a greater number of securities.

In addition, the Select 50 Fund invests in companies in developed foreign markets and in emerging markets (each typically 20%), which may expose it to additional risks. Foreign and emerging stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions. This risk is heightened in the case of emerging markets because of their relative economic and political immaturity and, in many instances, dependence on only a few industries. They also tend to be less liquid, more volatile, and offer less regulatory protection for investors. Also, most of the foreign securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar.


The Fund also invests a significant portion of its assets (typically 20%) in smaller companies, which may offer greater capital appreciation potential than larger companies but at potentially greater risk. Smaller companies may have more-limited product lines, markets or financial resources than larger companies, and their securities may trade less frequently and in more-limited volume than those of larger, more mature companies. As a result, small-cap stocks--and therefore the Fund--may fluctuate significantly more in value than larger-cap stocks and funds that focus exclusively on them.

                                     28====

Past Fund Performance The chart at the left shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance to the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

[bar chart]
      1996              1997
------------------ ----------------
     20.46%            29.27%

Average Annual Returns through 12/31/97

Select 50 Fund                           29.27%                   30.01%
S&P 500 Index                            33.35%                   27.85%*
--------------------------------------------------------------------------------
*calculated since 9/30/95                1 Year            Inception (10/2/95)

During the 2-year period shown above, the Fund's best quarter was Q2 1997 (+18.82%) and its worst quarter was Q4 1997 (-8.31%). The Fund's 1998 return through 9/30/98 is -7.59%.


Fees & Expenses  [clipart]
The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads and does not charge shareholders for exchanging shares or reinvesting dividends.


Fund Fees and Expenses
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee                                                                               0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+
    Management Fee                                                                               1.23%
    Distribution/Service (12b-1) Fee                                                             0.00%
    Other Expenses                                                                               0.58%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             1.81%

+ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 1.80%. This contract has a one-year term, renewable at the end of each fiscal year.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

 1 Year        3 Years       5 Years         10 Years
-------------------------------------------------------
  $183          $568          $977            $2,118


PORTFOLIO MANAGER (Fund Oversight)  [clipart]          [sidebar]
Kevin Hamilton (Fund Oversight)                        For financial highlights,
For more details see page 46.                          see page 58

                                     29====

U.S. Asset Allocation Fund | MNAAX

Objective

* Seeks to provide shareholders with high total return (consisting of both capital appreciation and income) while also seeking to reduce risk by actively allocating its assets among stocks, bonds and money market securities

[Graphic indicating Montgomery U.S. Asset Allocation Fund has a potential risk/reward profile that is a little less than that of the S&P 500.] This Fund's potential risk/reward relative to other Montgomery Funds

Strategy  [clipart]
As a "fund-of-funds," the Montgomery U.S. Asset Allocation Fund currently invests its assets in three underlying Montgomery Funds:

*    Montgomery Growth Fund, for U.S. equity exposure
*    Montgomery Total Return Bond Fund, for U.S. bond exposure

*    Montgomery Government Reserve Fund (a money market fund), for cash exposure

The Fund's strategy is to seek high total return by analyzing various market factors, including relative risk and return, using a quantitative proprietary computer program that helps the portfolio manager determine what he believes to be an optimal asset allocation among stocks, bonds and cash.


The Fund's total equity and bond exposure may both range from 20 to 80% of its assets. It may invest anywhere from 0 to 50% of its assets in a Montgomery money market fund. At times, the Fund may invest in other Montgomery Funds that have similar investment exposure to the Funds listed above.

The Fund's portfolio manager regularly adjusts the proportion of assets allotted to the underlying portfolios in response to changing market conditions.



Risks   [clipart]
By investing a substantial portion of its assets in stock and bond mutual funds, the Fund may expose you to certain risks that could cause you to lose money. The value of the Fund's investments in the Montgomery Growth Fund, like investments in any stock fund, will fluctuate on a daily basis with movements in the stock market, as well as in response to the activities of the individual companies in the Montgomery Growth Fund. The value of the Fund's investment in the Total Return Bond Fund will fluctuate along with interest rates. When interest rates rise, a bond's market price generally declines. When interest rates fall, the bond's price usually increases. In addition, if the manager does not accurately predict changing market conditions and other economic factors, the Fund's assets might be allocated in a manner that is disadvantageous to you.


                                     30====

Past Fund Performance The chart at the left shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance to the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

[bar chart]
      1995              1996              1997
------------------ ---------------- -----------------
     32.61%            12.85%            19.01%

Average Annual Returns through 12/31/97

U.S. Asset Allocation Fund               19.01%                  22.39%
S&P 500 Index                            33.35%                  25.93%
Lehman Brothers Aggregate
Bond Index                               9.65%                   8.23%
--------------------------------------------------------------------------------
                                         1 Year            Inception (3/31/94)

During the 3-year period shown above, the Fund's best quarter was Q2 1997 (+11.94%) and its worst quarter was Q4 1997 (-1.51%). The Fund's 1998 return through 9/30/98 was -0.72%.


Fees & Expenses   [clipart]
The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads on this fund and does not charge shareholders for exchanging shares or reinvesting dividends.


Fund Fees and Expenses
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee                                                                               0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+
    Management Fee                                                                               0.00%
    Distribution/Service (12b-1) Fee                                                             0.00%
    Other Expenses
       Top Fund Expenses                                                                         0.31%
       Underlying Fund Expenses                                                                  1.25%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             1.56%
    Fee Waiver and/or Expense Reimbursement                                                      0.26%
Net Expenses                                                                                     1.30%

+ In addition to the 0.31% total operating expenses of the Fund, a shareholder also indirectly bears the Fund's pro rata share of the fees and expenses incurred by each underlying Fund. The total expense ratio before reimbursement, including indirect expenses for the fiscal year ended June 30, 1998, was 1.56%, calculated based on the Fund's total operating expense ratio (0.31%) plus a weighted average of the expense ratios of the underlying Funds in which it invested (1.25%). Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 1.30% (including the expenses of the underlying Funds). This contract has a one-year term, renewable at the end of each fiscal year.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

 1 Year        3 Years       5 Years         10 Years
---------------------------------------------------------
  $132          $411          $711            $1,563


PORTFOLIO MANAGER (Asset Allocation) [clipart]         [sidebar]
Kevin Hamilton                                         For financial highlights,
For more details see page 46.                          see page 58

                                     31====

Total Return Bond Fund | MNTRX

Objective

*    Seeks  maximum   total  return   consisting  of  both  income  and  capital
     appreciation, while striving to preserve shareholders' initial investment (principal) by investing in investment-grade bonds

[Graphic   indicating   Montgomery  Total  Return  Bond  Fund  has  a  potential
risk/reward profile that is much less than that of the S&P 500.] This Fund's potential risk/reward relative to other Montgomery Funds

Strategy  [clipart]

The Fund invests at least 65% of its total assets in a broad range of investment-grade bonds, including U.S. government securities, corporate bonds, mortgage-related securities, asset-backed securities--bonds backed by the income stream from sources such as car loans or credit-card payments--and money market securities. Investment-grade bonds are those rated within the four highest grades by rating agencies such as Standard & Poor's (at least BBB), Moody's (at least Baa) or Fitch (at least BBB). From time to time the Fund may also invest in unrated bonds that the portfolio manager believes are comparable to investment-grade securities.


The Fund may include bonds of any maturity, but generally the portfolio's overall interest rate sensitivity--duration--ranges between four and five-and-a-half years. Typically, a lower duration means that the bond or portfolio has less sensitivity to interest rates. The Fund invests in bonds that the portfolio manager believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity.


Risks  [clipart]
By investing in bonds, the Fund may expose you to certain risks that could cause you to lose money. As with most bond funds, the value of shares in the Montgomery Total Return Bond Fund will fluctuate along with interest rates. When interest rates rise, a bond's market price generally declines. When interest rates fall, the bond's price usually increases. A fund, such as this one, that invests most of its assets in bonds will behave largely the same way. As a result, the Fund is not appropriate for investors whose primary investment objective is absolute principal stability. The Montgomery Total Return Bond Fund is not a money market fund.


                                     32====

Past Fund Performance The Total Return Bond Fund commenced operations on June 30, 1997. Past Fund performance information has not been provided because the Fund has less than one full calendar year of operations.

Fees & Expenses  [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads on this fund and does not charge shareholders for exchanging shares or reinvesting dividends.


Fund Fees and Expenses
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee                                                                               0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+
    Management Fee                                                                               0.50%
    Distribution/Service (12b-1) Fee                                                             0.00%
    Other Expenses                                                                               0.84%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             1.34%
    Fee Waiver and/or Expense Reimbursement                                                      0.05%
Net Expenses                                                                                     1.29%

+ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 0.70%. This contract has a one-year term, renewable at the end of each fiscal year.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

 1 Year        3 Years       5 Years         10 Years
--------------------------------------------------------
  $131          $408          $706            $1,551

PORTFOLIO MANAGEMENT TEAM [clipart]                    [sidebar]
William Stevens                                        For financial highlights,
For more details see page 46.                          see page 59

                                     33====

Short Duration Government Bond Fund | MNSGX

Objective

*    Seeks  maximum   total  return   consisting  of  both  income  and  capital
     appreciation, while striving to preserve shareholders' initial investment (principal) by investing in short-term U.S. government securities.

[Graphic indicating Montgomery Short Duration Government Bond Fund has a potential risk/reward profile that is far less than that of the S&P 500.] This Fund's potential risk/reward relative to other Montgomery Funds


Strategy  [clipart]
The Fund invests at least 65% of its total assets in short-term U.S. government securities, which may include Treasuries in addition to bonds and notes issued by government agencies such as the Federal Home Loan Bank, Government National Mortgage Association (GNMA or "Ginnie Mae"), Federal National Mortgage Association (FNMA or "Fannie Mae") and Student Loan Marketing Association (SLMA or "Sallie Mae").


The Fund may purchase  bonds of any  maturity,  but  generally  the  portfolio's overall interest rate sensitivity--duration--is comparable to that of a three-year U.S. Treasury note. Typically, a lower duration means that the bond or portfolio has less sensitivity to interest rates. The Fund invests in bonds that the portfolio manager believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity.


Risks  [clipart]
By investing in bonds, the Fund may expose you to certain risks that could cause you to lose money. As with most bond funds, the value of shares in the Montgomery Short Duration Government Bond Fund will fluctuate along with interest rates. When interest rates rise, a bond's market price generally declines. When interest rates fall, the bond's price usually increases. A fund, such as this one, that invests most of its assets in bonds will behave largely the same way. As a result, the Fund is not appropriate for investors whose primary investment objective is absolute principal stability. The Montgomery Short Duration Government Bond Fund is not a money market fund.


                                     34====

Past Fund Performance The chart at the left shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance to the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

[bar chart]
     1993             1994             1995            1996             1997
----------------- --------------- ---------------- --------------- -------------
     8.09%            1.13%           11.51%           5.14%           6.97%

Average Annual Returns through 12/31/97
Short Duration Gov't Bond Fund                       6.97%           6.51%               6.56%
Lehman Brothers Gov't. Bond 1-3 Yr.
Index (calculated from 12/31/98)                     6.65%           5.65%               5.64%
--------------------------------------------------------------------------------------------------------
                                                    1 Year          5 Years       Inception (12/18/92)

During the 5-year period shown above, the Fund's best quarter was Q1 1995 (+3.39%) and its worst quarter was Q1 1994 (-0.23%). The Fund's 1998 return through 9/30/98 was +6.75%.

Fees & Expenses  [clipart]
The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads on this fund and does not charge shareholders for exchanging shares or reinvesting dividends.


Fund Fees and Expenses
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee                                                                               0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+
    Management Fee                                                                               0.50%
    Distribution/Service (12b-1) Fee                                                             0.00%
    Other Expenses                                                                               1.23%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             1.73%
    Fee Waiver and/or Expense Reimbursement                                                      0.58%
Net Expenses                                                                                     1.15%

+ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 0.70%. This contract has a one-year term, renewable at the end of each fiscal year.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what Yours truly, would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

 1 Year        3 Years       5 Years         10 Years
--------------------------------------------------------
  $117          $365          $632            $1,393

PORTFOLIO MANAGEMENT TEAM [clipart]                    [sidebar]
William Stevens                                        For financial highlights,
For more details see page 46.                          see page 59

                                     35====

Government Reserve Fund | MNGXX

Objective

* Money Market Fund: Seeks to provide shareholders with current income consistent with liquidity and preservation of capital by investing in short-term U.S. government securities

[Graphic  indicating   Montgomery   Government  Reserve  Fund  has  a  potential
risk/reward profile that is far less than that of the S&P 500.] This Fund's potential risk/reward relative to other Montgomery Funds


Strategy  [clipart]
The Fund invests exclusively in short-term U.S. government securities, which may include bills, notes and bonds issued by government agencies such as the Federal Home Loan Bank, Federal National Mortgage Association (FNMA) and Student Loan Marketing Association (SLMA) and in repurchae agreements for U.S. Government securities and similar money market funds.


The Fund invests in short-term U.S. government securities that the portfolio manager believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity.


Risks  [clipart]
Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in this Fund. Also, a decline in short-term interest rates would lower the Fund's yield and the return on your investment. An investment in The Montgomery Government Reserve Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


                                     36====

Past Fund Performance The chart at the left shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance to the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

[bar chart]
     1993             1994             1995            1996             1997
----------------- --------------- ---------------- --------------- -------------
     2.83%            3.78%           5.54%            5.04%           5.16%

Call (800) 572-FUND [3863] between 6 A.M. and 5 P.M. PACIFIC TIME for the current yield.

Average Annual Returns through 12/3/97

Govt. Reserve Fund                            5.32%
-----------------------------------------------------------------
Inception 9/14/92                Seven day yield as of 12/31/97

During the 5-year period shown above, the Fund's best quarter was Q2 1995 (+1.39%) and its worst quarters were Q3 & Q4 1993 (+0.68%). The Fund's 1998 return through 9/30/98 was 3.91%.

Fees & Expenses  [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads on this fund and does not charge shareholders for exchanging shares or reinvesting dividends.


Fund Fees and Expenses
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee                                                                               0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
    Management Fee                                                                               0.30%
    Distribution/Service (12b-1) Fee                                                             0.00%
    Other Expenses                                                                               0.23%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             0.53%

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

 1 Year        3 Years       5 Years         10 Years
--------------------------------------------------------
   $54          $170          $296             $664


PORTFOLIO MANAGEMENT TEAM  [clipart]                   [sidebar]
William Stevens                                        For financial highlights,
For more details see page 46.                          see page 60

                                     37====

Federal Tax-Free Money Fund | MFFXX

Objective

* Money Market Fund: Seeks to provide shareholders with current income exempt from federal income taxes consistent with liquidity and preservation of capital by investing in short-term municipal bonds

[Graphic indicating Montgomery Federal Tax-Free Money Fund has a potential risk/reward profile that is far less than that of the S&P 500.] This Fund's potential risk/reward relative to other Montgomery Funds


Strategy  [clipart]
The Fund invests at least 80% of its total assets in short-term, high-quality municipal bonds and notes. High quality bonds are those rated within the two highest short-term grades by rating agencies such as Standard & Poor's (at least
AA), Moody's (at least Aa) or Fitch (at least AA). The Fund may also invest in unrated bonds that the portfolio manager believes are comparable to high-quality bonds and notes.


The Fund invests in short-term municipal bonds that the portfolio manager believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. The portfolio manager strives to diversify the portfolio across bonds from several different states, sectors and issuers.


Risks  [clipart]
Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in this Fund. Also, a decline in short-term interest rates would lower the Fund's yield and the return on your investment. An investment in the Montgomery Federal Tax-Free Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund's objective is to provide income exempt from federal income taxes, but some of its income may be subject to the alternative minimum tax.


                                     38====

Past Fund Performance The chart at the left shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance to the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

[bar chart]
      1997
-------------------
      3.18%

    Federal Tax-Free Money Fund                   3.47%
-----------------------------------------------------------------------
         Inception 7/15/96            Seven day yield as of 12/31/97

During the 1-year period shown above, the Fund's best quarter was Q2 1997 (+0.81%) and its worst quarter was Q1 1997 (+0.75%). The Fund's 1998 return through 9/30/98 was +2.29%.

[sidebar] Call (800) 572-FUND [3863] between 6 a.m. and 5 p.m. PACIFIC TIME for the current yield.

Fees & Expenses  [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads on this fund and does not charge shareholders for exchanging shares or reinvesting dividends.


Fund Fees and Expenses
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee                                                                               0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+
    Management Fee                                                                               0.40%
    Distribution/Service (12b-1) Fee                                                             0.00%
    Other Expenses                                                                               0.41%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             0.81%
    Fee Waiver and/or Expense Reimbursement                                                      0.21%
Net Expenses                                                                                     0.60%

+ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 0.60%. This contract has a one-year term, renewable at the end of each fiscal year.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

 1 Year        3 Years       5 Years         10 Years
--------------------------------------------------------
   $61          $192          $334             $749



PORTFOLIO MANAGEMENT TEAM  [clipart]                   [sidebar]
William Stevens                                        For financial highlights,
For more details see page 46.                          see page 60

                                     39====

California Tax-Free Intermediate Bond Fund | MNCTX

Objective

* Seeks to provide shareholders with maximum income exempt from federal and California state personal income taxes, while striving to preserve shareholders' initial investment (principal) by investing in intermediate-maturity California municipal bonds

[Graphic indicating Montgomery California Tax-Free Intermediate Bond Fund has a potential risk/reward profile that is much less than that of the S&P 500.] This Fund's potential risk/reward relative to other Montgomery Funds


Strategy  [clipart]
The Fund invests at least 80% of its total assets in intermediate-term, high-quality California municipal bonds. High-quality bonds are those rated within the three highest grades by rating agencies such as Standard & Poor's (at least BBB), Moody's (at least Baa) or Fitch (at least BBB). From time to time the Fund may also invest in unrated bonds that the portfolio manager believes are comparable to investment-grade securities.

The Fund may purchase bonds of any majority, but generally the portfolio's average dollar-weighted maturity ranges from 5 to 10 years. The Fund's portfolio managers invest in California municipal bonds that they believe offer attractive yields and are under-valued relative to issues of similar credit quality and interest rate sensitivity. Although the Fund concentrates its assets in California municipal bonds, the portfolio manager strives to diversify the portfolio across sectors and issuers within that market.

Risks  [clipart]
By investing in bonds, the Fund may expose you to certain risks that could cause you to lose money. As with most bond funds, the value of shares in the Montgomery California Tax-Free Intermediate Bond Fund will fluctuate along with interest rates. When interest rates rise, a bond's market price generally declines. When interest rates fall, a bond's price usually increases. A fund, such as this one, that invests most of its assets in bonds will behave largely the same way. As a result, the Fund is not appropriate for investors whose primary investment objective is absolute principal stability. The Montgomery California Tax-Free Intermediate Bond Fund is not a money market fund.


The Fund's concentration in California municipal bonds may expose shareholders to additional risks. In particular, the Fund will be vulnerable to any development in California's economy that may weaken or jeopardize the ability of California municipal-bond issuers to pay interest and principal on their bonds. As a result, the Fund's shares may fluctuate more widely in value than those of a fund investing in municipal bonds from a number of different states. The Fund's objective is to provide income exempt from federal and California state personal income taxes, but some of its income may be subject to the alternative minimum tax.

                                     40====

Past Fund Performance The chart at the left shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance to the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

[bar chart]
     1994              1995              1996             1997
------------------ ---------------- ----------------- ----------------
      0.05%            11.41%            4.51%             7.50%

Average Annual Returns through 12/31/97
CA Tax-Free Intermediate Bond Fund                               7.50%            5.67%
Merrill Lynch CA Municipal Intermediate Bond Index               6.55%            4.73%*
-------------------------------------------------------------------------------------------------
*calculated from 6/30/93                                         1 Year     Inception (7/1/93)

During the 4-year period shown above, the Fund's best quarter was Q1 1995 (+3.37%) and its worst quarter was Q1 1994 (-1.43%). The Fund's 1998 return through 9/30/98 was 5.66%.

Fees & Expenses  [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads on this fund and does not charge shareholders for exchanging shares or reinvesting dividends.


Fund Fees and Expenses
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee                                                                               0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+
    Management Fee                                                                               0.50%
    Distribution/Service (12b-1) Fee                                                             0.00%
    Other Expenses                                                                               0.69%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             1.19%
    Fee Waiver and/or Expense Reimbursement                                                      0.49%
Net Expenses                                                                                     0.70%

+ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 0.70%. This contract has a one-year term, renewable at the end of each fiscal year. The actual expenses for the Fund (after reimbursement including interest and tax expenses) were 0.69%.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

 1 Year        3 Years       5 Years         10 Years
--------------------------------------------------------
   $71          $223          $389             $869

PORTFOLIO MANAGEMENT TEAM [clipart]                    [sidebar]
William Stevens                                        For financial highlights,
For more details see page 46.                          see page 61

                                     41====

California Tax-Free Money Fund | MCFXX


Objective

* Money Market Fund: Seeks to provide shareholders with current income exempt from federal and California state income taxes consistent with liquidity and preservation of capital by investing in short-term California municipal bonds


[Graphic indicating Montgomery California Tax-Free Money Fund has a potential risk/reward profile that is far less than that of the S&P 500.] This Fund's potential risk/reward relative to other Montgomery Funds


         Strategy  [clipart]
         The Fund invests at least 80% of its net assets in short-term, high quality municipal securities and at least 65% of its total assets in debt securities, the interest from which is expected to be exempt from California personal income taxes. High quality bonds are those rated within the two highest grades by rating agencies such as Standard & Poor's (at least AA), Moody's (at least Aa) or Fitch (at least AA). From time to time the Fund may also invest in unrated bonds that the portfolio manager believes are comparable to high-quality bonds and notes.


The Fund invests in short-term California municipal bonds that offer attractive yields and are considered to be undervalued relative to issues of similar credit quality and interest rate sensitivity. Although the Fund concentrates its assets in California municipal bonds, its portfolio manager strives to diversify the portfolio across sectors and issuers within that market.


Risks  [clipart]
Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in this Fund. Also, a short-term decline in interest rates may lower the Fund's yield and the return on your investment. An investment in The Montgomery California Tax-Free Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation
(FDIC) or any other government agency.


The Fund's concentration in California municipal bonds may expose shareholders to additional risks. In particular, the Fund will be vulnerable to any development in California's economy that may weaken or jeopardize the ability of California municipal-bond issuers to pay interest and principal on their bonds. Although the Fund's objective is to provide income exempt from federal and California State personal income taxes, some of its income may be subject to the alternative minimum tax.

                                     42====

Past Fund Performance The chart at the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right shows the Fund's seven-day yield as of 12/31/97. Yield will fluctuate.

[bar chart]
      1995              1996              1997
------------------ ---------------- -----------------
      3.36%             2.90%            3.03%

Call (800) 572-FUND [3863] between 6 A.M. and 5 P.M. PACIFIC TIME for the current yield.

CA Tax-Free Money Fund                            3.39%
--------------------------------------------------------------------------
Inception 9/30/94                    Seven day yield as of 12/31/97

During the 3-year period shown above, the Fund's best quarter was Q1 1998 (+0.87%) and its worst quarter was Q1 1996 (+0.69%). The Fund's 1998 return through 9/30/98 was +2.17%.

Fees & Expenses  [clipart]

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads on this Fund and does not charge shareholders for exchanging shares or reinvesting dividends.


Fund Fees and Expenses
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee                                                                               0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+
    Management Fee                                                                               0.40%
    Distribution/Service (12b-1) Fee                                                             0.00%
Other Expenses                                                                                   0.28%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             0.68%
    Fee Waiver and/or Expense Reimbursement                                                      0.08%
Net Expenses                                                                                     0.60%

+ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 0.60%. This contract has a one-year term, renewable at the end of each fiscal year. The actual expenses for the Fund (after reimbursement including interest and tax expenses) were 0.58%.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

 1 Year        3 Years       5 Years         10 Years
--------------------------------------------------------
   $61          $192          $334             $749


PORTFOLIO MANAGEMENT TEAM  [clipart]                   [sidebar]
William Stevens                                        For financial highlights,
For more details see page 46.                          see page 61

                                     43====

PORTFOLIO MANAGEMENT

The investment manager of the Montgomery Funds is Montgomery Asset Management, LLC. Founded in 1990, Montgomery Asset Management is a subsidiary of Commerzbank AG, one of the largest publicly held commercial banks in Germany. As of June 30, 1998, Montgomery Asset Management managed approximately $5.5 billion on behalf of some 300,000 investors in The Montgomery Funds.


U.S. Equity Funds

[photo] ROGER HONOUR,  senior portfolio  manager of the Montgomery Growth (since
1993), Small Cap Opportunities (since 1995) and U.S. Emerging Growth Funds (since 1994). Prior to joining Montgomery in June 1993, Roger Honour was a vice president and portfolio manager at Twentieth Century Investors in Kansas City, Missouri. From 1990 to 1992, he served as vice president and portfolio manager at Alliance Capital Management.

[photo] BRADFORD KIDWELL, portfolio manager of the Montgomery Small Cap Fund (since 1991). Prior to joining Montgomery in 1991, Bradford Kidwell was the sole general partner and portfolio manager of Oasis Financial Partners. From 1987 to 1989, he covered the savings and loan industry for Dean Witter Reynolds.

[photo] WILLIAM KING, CFA, senior portfolio manager of the Montgomery Equity Income Fund (since 1994). Before joining Montgomery in 1994, Bill King gained analytical and portfolio management experience at Merus Capital Management. Previously, he was a financial analyst/manager for SEI and a division controller and financial analyst for Kaiser Aluminum and Kaiser Industries.

[photo] KATHRYN PETERS,  portfolio manager of the Montgomery Growth Funds (since
1995), Small Cap Opportunities (since 1995) and U.S. Emerging Growth Funds (since 1996). Kathy Peters joined Montgomery in 1995. From 1992 to 1995, she was an associate in the investment banking division of Donaldson, Lufkin & Jenrette in New York. Prior to that she analyzed mezzanine investments for Barclays de Zoete Wedd.

[photo] JEROME "CAM" PHILPOTT, CFA, portfolio manager of the Montgomery Small Cap Fund (since 1991). Before joining Montgomery in 1991, Cam Philpott was a securities analyst with Boettcher & Company in Denver.

[photo] ANDREW PRATT,  CFA,  portfolio  manager of the Montgomery  Growth (since
1993), Small Cap Opportunities (since 1995), and U.S. Emerging Growth Funds (since 1994). Andrew Pratt joined Montgomery in 1993 from Hewlett-Packard Company, where, as an equity analyst, he managed a portfolio of small-cap technology companies and researched private placement and venture capital investments.

                                     44====

[photo] STUART ROBERTS, senior portfolio manager of the Montgomery Small Cap Fund (since 1990). Stuart Roberts has specialized in small-cap investing since 1993. Prior to joining Montgomery in 1990, he was a portfolio manager and analyst at Founders Asset Management in Denver, where he managed three growth-oriented mutual funds.

International and Global Equity Funds

[photo]  JOHN  BOICH,   CFA,   senior   portfolio   manager  of  the  Montgomery
International Growth (since 1995), International Small Cap (since 1993) and Global Opportunities Funds (since 1993). John Boich joined Montgomery in 1993. From 1990 to 1993, John Boich was a vice president and portfolio manager at The Boston Company Institutional Investors, Inc. From 1989 to 1990, he was co-founder and co-manager of The Common Goal World Fund, a global equity partnership.

[photo] OSCAR CASTRO, CFA, senior portfolio manager of the Montgomery International Growth (since 1995), International Small Cap (since 1993), Global Opportunities (since 1993) and Global Communications Funds. Oscar Castro joined Montgomery in 1993. From 1991 to 1993 he was a vice president and portfolio manager at G.T. Capital Management, Inc. From 1989 to 1990, he was co-founder and co-manager of The Common Goal World Fund, a global equity partnership.

[photo] FRANK CHIANG,  portfolio manager of the Montgomery  Emerging Asia (since
1996) and Emerging Markets Funds since 1996. Frank Chiang joined Montgomery in 1996. From 1993 to 1996 he was a portfolio manager and managing director at TCW Asia Ltd. in Hong Kong. Prior to that he was Associate Director and Portfolio Manager at Wardley Investment Services, Hong Kong.

[photo] JESUS ISIDORO DUARTE, portfolio manager of the Montgomery Latin America (since 1997) and Emerging Markets Funds (since 1997). Prior to joining Montgomery in 1997, Jesus Duarte was a director and vice president at Latinvest, where he was responsible for research and portfolio management for the firm's Latin American funds. Previous to Latinvest, Mr. Duarte worked at W.I. Carr in Tokyo as a securities analyst of Japanese equities.

                                     45====

[photo] JOSE DE GUSMAO FIUZA, senior portfolio manager of the Montgomery Emerging Markets Fund (since 1996). Jose Fiuza began his investment career in 1987 covering the Portuguese market at Banco Portugues do Atlantico. He then moved to Banco Espirito Santo, Schroder Securities (as Manager) and Carnegie International (as Managing Director). Mr. Fiuza joined Montgomery in 1995.

[photo] JOSEPHINE JIMENEZ, CFA, senior portfolio manager of the Montgomery Emerging Markets Fund (since 1992). Before joining the Montgomery in 1991, Josephine Jimenez worked at Emerging Markets Investors Corp./Emerging Markets Management in Washington, D.C., as a senior analyst and portfolio manager. She has more than 17 years' experience in the industry. The research and analysis methods she helped develop--including a proprietary stock valuation model for hyperinflationary economies--are the foundation of her investment strategy.

[photo] STUART PATTERSON QUINT, CFA, portfolio manager of the Montgomery Emerging Markets Fund (since 1997). Stuart Quint joined Montgomery from Sanford
C. Bernstein & Company where he as a research associate for the U.S.
financial services industry.

[photo] BRYAN SUDWEEKS, PH.D., CFA, senior portfolio manager of the Montgomery Emerging Markets Fund (since 1992). Before joining Montgomery in 1991, Bryan Sudweeks was a senior analyst and portfolio manager at Emerging Markets Investors Corp./Emerging Markets Management in Washington, D.C. Prior to that he was a professor of international finance and investments at George Washington University and served as adjunct professor of international investments from 1988 until May 1991.

Multi-Strategy Funds

[photo] KEVIN HAMILTON, CFA, chair of Montgomery Asset Management's Investment Oversight Committee. Kevin Hamilton coordinates and oversees the investment decisions of Montgomery's portfolio management teams. He is responsible for allocating assets among the underlying funds of the U.S. Asset Allocation Fund (since 1994) and also has oversight responsibilities for the Select 50 Fund (since 1995). Prior to joining Montgomery Asset Management in 1991, he was a senior vice president and portfolio manager at Analytic Investment Management.

U.S. Fixed-Income and Money Market Funds

[photo] WILLIAM STEVENS, senior portfolio manager of the Montgomery Fixed-Income Funds (since 1992). Prior to joining Montgomery in 1992, Bill Stevens worked at Barclays de Zoete Wedd Securities, where he started its collateralized mortgage obligation (CMO) and asset-backed securities trading. From 1990 to 1991, Mr. Stevens traded stripped mortgage securities and mortgage-related interest rate swaps for the First Boston Company.

                                     46====

Management Fees

The table below shows the management fee rate paid to Montgomery Asset Management over the last fiscal year.


FUND                                                                 ANNUAL RATE
--------------------------------------------------------------------------------
U.S. Equity Funds
     Montgomery Growth Fund                                                0.91%
     Montgomery Small Cap Opportunities Fund                               1.10%
     Montgomery Small Cap Fund (closed to new investors)                   1.00%
     Montgomery U.S. Emerging Growth Fund (closed to new investors)        1.33%
     Montgomery Equity Income Fund                                         0.39%
International and Global Equity Funds
     Montgomery International Growth Fund                                  1.06%
     Montgomery International Small Cap Fund                               1.29%
     Montgomery Global Opportunities Fund                                  1.26%
     Montgomery Global Communications Fund                                 1.33%
     Montgomery Emerging Markets Fund                                      1.06%
     Montgomery Emerging Asia Fund                                         1.12%
     Montgomery Latin America Fund                                         0.00%
Multi-Strategy Funds
     Montgomery Select 50 Fund                                             1.29%
     Montgomery U.S. Asset Allocation Fund                                 0.00%
U.S. Fixed-Income and Money Market Funds
     Montgomery Total Return Bond Fund                                     0.45%
     Montgomery Short Duration Government Bond Fund                        0.00%
     Montgomery Government Reserve Fund                                    0.33%
     Montgomery Federal Tax-Free Money Fund                                0.42%
     Montgomery California Tax-Free Intermediate Bond Fund                 0.31%
     Montgomery California Tax-Free Money Fund                             0.41%


                                     47====

Additional Investment Strategies and Related Risks


Montgomery Latin America Fund

Because of its geographic concentration in Latin American countries, the Latin American Fund is exposed to certain risks that are associated with these markets. For example, most of the region's economies have experienced considerable difficulties in the past decade, such as extremely high rates of inflation. This problem, coupled with rapid fluctuation in interest rates, has had negative effects on the economics and securities markets of several Latin American countries and may continue to do so in the future.


In addition, certain Latin American countries are among the world's largest debtors to commercial banks and foreign governments. In the past, some Latin American governments defaulted on their bonds. Should the portfolio manager choose to invest in these bonds, the Fund may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. If a Latin American government or other issuer defaults on this debt, the Fund might not be able to collect its outstanding principal or interest because of Latin America's weak creditors' protection laws.


Despite a trend in Latin America toward less government involvement in business, several governments in the region continue to exercise substantial influence over commerce. In a few cases, the government still owns or controls many companies, including some of the largest enterprises in the country. Future government intervention could have a negative impact on Latin American economies, stock markets and, ultimately, the Fund.

Due to the risks associated with these markets, the Latin America Fund's portfolio manager limits its investment in any one Latin American country to 10 times that country's weighting in a broad-based Latin America stock index. These weightings reflect each stock market's total value (market capitalization) in U.S. dollar terms. The larger a country's market capitalization, the larger its weighting in the index. As of June 30, 1998, the market capitalization of the top five Latin America markets was as follows:

                                     48====

  Country                           Market Capitalization (in US$ millions)
  -------------------------------------------------------------------------
  Brazil                                                    $      143,334
  Mexico                                                    $       96,075
  Chile                                                     $       39,798
  Argentina                                                 $       47,675
  Venezuela                                                 $        4,015


  Source: Datastream.. Note: Because Latin American stock markets are volatile, the market capitalizations shown above can change frequently and dramatically.

Investors should note the particular risks of investing in Brazil and Mexico, because the Fund may place, respectively, up to 75% and 67% of its assets in these countries. In the past Brazil's government exerted control in foreign investment in the country's stock market and may again do so in the future. The Fund may also be unable to readily exchange Brazilian currency (Reals) for U.S. dollars, which could make it more difficult for the portfolio manager to sell a security at an opportune time. Although Brazil's stock market is Latin America's largest (in terms of market capitalization), quite a few of its securities trade infrequently and/or in low volumes.

The Fund's investments in Mexican securities also involve certain risks. As in other Latin American countries, the Mexican government exerted control over the Mexican economy in the past. If the government again intervenes in the economy--especially by exercising control over state--owned enterprises-the Mexican stock market could decline dramatically.


The Euro: Single European Currency

On January 1, 1999, the European Union will introduce a single European currency called the "euro." The first group of countries that will begin to convert their currencies to the euro includes Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The introduction of the euro causes three primary uncertainties:

* Will the payment and operational systems of banks and other financial institutions be ready by the scheduled launch date?
* After January 1, 1999, what are the legal implications of outstanding financial contracts that refer to currencies that were replaced by the euro?
* How will suitable clearing and settlement payment systems for the euro be developed?

These, and other factors (including political and economic risks), could cause market disruptions before or after the introduction of the euro. We understand that our key service providers are taking steps to address euro-related issues but they are not provided any guarantees.

Defensive Investments

At the discretion of its portfolio manager(s), each Montgomery Fund may invest up to 100% of its assets in cash for temporary defensive purposes. Such as stance may help a Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, a Fund may not achieve its investment objective. For example, should the market advance during this period, a Fund may not participate as much as it would have if it had been more fully invested.


                                     49====

Portfolio Turnover

The Fund's portfolio managers will sell a security when they believe it is appropriate to do so, regardless of how long a Fund has owned that security. Buying and selling securities generally involves some expense to a Fund, such as commission paid to brokers and other transaction costs. By selling a security, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a Fund's annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. Increased brokerage costs may adversely affect a Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares your after-tax return. Annual portfolio turnover of 100% or more is considered high. The following Montgomery Funds that invest in stocks will typically have annual turnover in excess of that rate because of their portfolio managers' investment style: Growth, Small Cap Opportunities, International Growth, International Small Cap, Global Opportunities, Emerging Asia, Latin America, Select 50, and the U.S. Asset Allocation. See "Financial Highlights," beginning on page 52, for each Fund's historical portfolio turnover.


The Year 2000

Montgomery and our service providers depend on the smooth functioning of our computer systems. Unfortunately, because of the way dates are encoded and calculated, many computer systems in use today cannot recognize the year 2000, but revert to 1900 or another incorrect date. A computer failure due to the year 2000 problem could negatively impact the handling of securities trades, pricing and account services.


Our software vendors and service providers have assured us that their systems will be adapted in sufficient time to avoid serious problems. There can be no guarantee, however, that all of these computer systems will be adapted in time. We do not expect year 2000 conversion costs to be substantial for the Funds because those costs are borne by our vendors and service providers and not directly by the Funds. Furthermore, brokers and other intermediaries that hold shareholder accounts may still experience incompatibility problems. It is also important to keep in mind that year 2000 issues may negatively impact the companies in which the Funds invest and by extension the value of the shares held in The Montgomery Funds. We are in the process of putting in place a contingency plan to evaluate other vendors and service providers if the existing vendors and service providers fail to adequately adapt their systems in a timely manner.


Alternative Structures

In the future each Fund has reserved the right, if approved by the Board, to convert to a "Master-Feeder" structure. In this structure, the assets of mutual funds with common investment objectives and similar parameters are combined into a pool, rather than being managed separately. The individual funds are know as "feeder" funds and the pool as the "master" fund. While combining assets in the way allows for economies of scale and other advantages, this change will not affect the investment objectives, philosophies or disciplines currently employed by The Montgomery Funds. You would receive prior notice before we take any such action. As of the date of this prospectus we have not proposed instituting alternative structures for any of The Montgomery Funds.

                                     50====


FINANCIAL HIGHLIGHTS
The following  selected  per-share data and ratios for the period ended June 30,
1998, were audited by PricewaterhouseCoopers  LLP. Their August 14, 1998, report appears in the 1998  Annual  Report of the Funds.  Information  for the  periods ended June 30, 1991,  through June 30,  1997,  was audited by other  independent accountants. Their report is not included here.
[table]
---------------------------------------------------------------------------------------------------------
U.S. Equity Funds
---------------------------------------------------------------------------------------------------------
                                                                    Growth Fund
---------------------------------------------------------------------------------------------------------
SELECTED PER-SHARE DATA FOR                     1998##      1997##      1996        1995        1994(a)
THE YEAR OR PERIOD ENDED JUNE 30:
Net Asset Value - Beginning of Year            $23.07      $21.94      $19.16      $15.27      $12.00
Net investment income/(loss)                     0.17        0.15        0.17        0.12        0.04
Net realized and unrealized gain/(loss) on
   investments.                                  3.51        3.90        4.32        3.91        3.31++
Net increase/(decrease) in net assets            3.68        4.05        4.49        4.03        3.35
   resulting from investment operations
Distributions:
Dividends from net investment income            (0.15)      (0.15)      (0.17)      (0.07)      (0.01)
Distribution from net realized capital gains    (2.92)      (2.77)      (1.54)      (0.07)        -
Distribution in excess of net realized
   capital gains                                  -            -           -           -        (0.07)
Total Distributions                             (3.07)      (2.92)      (1.71)      (0.14)      (0.08)
Net Asset Value - End of Year                  $23.68      $23.07      $21.94      $19.16      $15.27
Total Return**                                  17.31%      20.44%      24.85%      26.53%      27.98%
---------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/
Supplemental Data
Net assets, end of year (in 000's)           $1,382,874  $1,137,343    $926,382    $878,776     $149,103
Ratio of net investment income/(loss) to
   average net assets                             0.71%       0.69%       0.78%       0.98%       1.09%+
Net investment income/(loss) before deferral
   of fees by Manager                            $0.17          -           -           -        $0.03
Portfolio turnover rate                          53.68%      61.10%     118.14%     128.36%     110.65%
Expense ratio before deferral of fees by
   Manager, including interest and tax expense    1.20%         -           -           -         1.79%+
Expense ratio including interest and tax expense  1.20%       1.27%       1.35%       1.50%       1.49%+
Expense ratio excluding interest and tax expense  1.19%         -           -           -          -
---------------------------------------------------------------------------------------------------------

**  Total return represents aggregate total for the periods indicated.
+   Annualized.
++ The amount shown here for each share outstanding throughout the period may not agree with the net realized and unrealized gain/(loss) for the period due to the timing of purchases and withdrawal of shares in relation to the fluctuating market values of the portfolio.
#   Amount represents less than $0.01 per share.
## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with the results of operations.

                                     51====

----------------------------------------------------------------------------------------------
U.S. Equity Funds
----------------------------------------------------------------------------------------------
                                                       Small Cap Opportunities Fund
----------------------------------------------------------------------------------------------
SELECTED PER-SHARE DATA FOR                         1998##           1997           1996(b)##
THE YEAR OR PERIOD ENDED JUNE 30:
Net Asset Value - Beginning of Year              $  17.53         $  15.80          $  12.00
Net investment income/(loss)                        (0.20)           (0.13)             0.02
Net realized and unrealized gain/(loss) on
   investments.                                      2.25             1.86              3.78++
Net increase/(decrease) in net assets
   resulting from investment operations              2.05             1.73              3.80
Distributions:
Dividends from net investment income                  _              (0.00)#             _
Distribution from net realized capital gains        (0.42)             _                 _
Distribution in excess of net realized
   capital gains                                      _                _                 _
Total Distributions                                 (0.42)           (0.00)#             _
Net Asset Value - End of Year                    $  19.16          $  17.53        $   15.80
Total Return**                                      11.86%            10.97%           31.67%
----------------------------------------------------------------------------------------------
Ratios To Average Net Assets/
Supplemental Data
Net assets, end of year (in 000's)               $201,738          $226,318         $136,140
Ratio of net investment income/(loss) to
   average net assets                               (1.05)%           (0.86)%           0.23%+
Net investment income/(loss) before
  deferral of fees by Manager                    $  (0.26)         $  (0.16)        $  (0.04)

Portfolio turnover rate                             82.47%           154.50%           81.29%
Expense ratio before deferral of fees by
   Manager, including interest and tax expense       1.78%             1.75%            2.16%+
Expense ratio including interest and tax expense     1.50%             1.50%            1.50%+
Expense ratio excluding interest and tax expense     1.50%               _               _
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
U.S. Equity Funds
--------------------------------------------------------------------------------------------------------------------------------
                                                                             Small Cap Fund
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER-SHARE DATA FOR                1998##     1997    1996     1995     1994      1993      1992      1991      1991(c)
THE YEAR OR PERIOD ENDED JUNE 30:
Net Asset Value - Beginning of Year        $19.52    $21.55  $17.11   $15.15   $16.83    $12.90    $13.24    $10.05    $10.62
Net investment income/(loss)               (0.15)     (0.18) (0.09)   (0.10)    (0.12)    (0.11)    (0.06)    (0.06)    (0.07)
Net realized and unrealized gain/(loss)
   on investments.                          4.33       1.43    6.31     3.04    (0.47)     4.04      3.25      3.27      2.71
Net increase/(decrease) in net assets
   resulting from investment operations     4.18       1.25    6.22     2.94    (0.59)     3.93      3.19      3.21      2.64
Distributions:
Dividends from net investment income          _        _        _        _        _         _         _         _         _
Distribution from net realized capital
   gains                                   (2.97)     (3.28) (1.78)    (0.98)   (1.09)      _       (2.75)    (0.02)    (0.02)
Total Distributions                        (2.97)     (3.28) (1.78)    (0.98)   (1.09)      _       (3.53)    (0.02)    (0.02)
Net Asset Value - End of Year             $20.73     $19.52  $21.55   $17.11   $15.15    $16.83    $12.90    $13.24    $13.24
Total Return**                             23.23%      6.81%  39.28%   20.12%   (1.59)%   30.47%    27.69%    31.97%    24.89%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/
Supplemental Data:
Net assets, end of year (in 000's)        $203,437 $198,298  $275,062 $202,399 $209,063  $219,968  $176,588   $27,181   $27,181
Ratio of net investment income/(loss) to
   average net assets                      (0.70)%   (0.78)%   (0.47)%  (0.57)%  (0.68)%   (0.69)%   (0.44)%   (0.47)%   (0.45)%+
Net investment income/(loss) before
   deferral  of fees by Manager           $(0.15)      _        _        _        _         _         _         _         _
Portfolio turnover rate                    68.65%    58.71%    80.00%   85.07%   95.22%   130.37%    80.67%   194.63%   188.16%
Expense ratio including interest expense    1.24%     1.20%     1.24%    1.37%    1.35%     1.40%     1.50%     1.50%     1.45%+
Expense ratio before deferral of fees by
   Manager, including interest expense      1.24%      _        _        _        _         _         _         _         _
Expense ratio excluding interest expense    1.24%      _        _        _        _         _         _         _         _
--------------------------------------------------------------------------------------------------------------------------------


(a)  The Growth Fund's Class R shares started operations on September 30, 1993.
(b) The Small Cap Opportunities Fund's Class R shares commenced operations on December 29, 1995.
(c) The Small Cap Fund's Class R shares became available for investment by the public on July 13, 1990.

                                     52====

------------------------------------------------------------------------------------------------------------------------------
U.S. Equity Funds
------------------------------------------------------------------------------------------------------------------------------
                                                    U.S. Emerging Growth Fund                   Equity Income Fund
------------------------------------------------------------------------------------------------------------------------------
SELECTED PER-SHARE DATA FOR                  1998##     1997        1996    1995(a)##  1998     1997##     1996    1995(b)
THE YEAR OR PERIOD ENDED JUNE 30:
Net Asset Value - Beginning of Year          $19.00     $17.82     $13.75    $12.00   $17.91     $16.09    $13.38    $12.00
Net investment income/(loss)                  (0.18)     (0.13)     (0.04)     0.09     0.44       0.49      0.43      0.31
Net realized and unrealized gain/(loss)
   on investments.                             4.21       2.54       4.26      1.66     2.27       3.35      2.82      1.38
Net increase/(decrease) in net assets
   resulting from investment operations        4.03       2.41       4.22      1.75     2.71       3.84      3.25      1.69
Distributions:
Dividends from net investment income            _         _         (0.04)     _       (0.44)     (0.46)    (0.42)    (0.31)
Distribution from net realized capital
   gains                                      (1.14)     (1.23)     (0.11)     _       (1.91)     (1.56)    (0.12)     _
Distribution in excess of net realized
   capital gains                               _          _          _         _       (2.35)     (2.02)    (0.54)    (0.31)
Total distributions                           (1.14)     (1.23)     (0.15)     _
Net Asset Value - End of Year                $21.89     $19.00     $17.82    $13.75   $18.27     $17.91    $16.09    $13.38
Total Return**                                22.18%     14.77%     30.95%    14.58%   15.83%     26.02%    24.56%    14.26%
------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/
Supplemental Data
Net assets, end of year (in 000's)          $391,973   $317,812   $306,217  $162,949  $40,260    $38,595   $19,312    $6,383
Ratio of net investment income/(loss) to
 average net assets                           (0.84)%    (0.75)%    (0.11)%    1.40%+   2.32%      2.93%     3.03%     4.06%+
Net investment income/(loss) before
   deferral of fees by Manager               $(0.18)      _        $(0.05)    $0.07    $0.34      $0.39     $0.34     $0.13
Portfolio turnover rate                       23.63%     79.00%     88.98%    36.81%   68.23%     62.31%    89.77%    29.46%
Expense ratio before deferral of fees by                  _
   Manager, including interest and tax
   expense                                     1.57%                 1.79%     2.07%+   1.38%      1.46%     1.45%     3.16%+
Expense ratio including interest expense       1.57%      1.71%      1.75%     1.75%+   0.86%      _         _         _
Expense ratio excluding interest expense       1.56%      _        _           _        0.85%      0.86%     0.85%     0.84%+
------------------------------------------------------------------------------------------------------------------------------

**   Total return represents aggregate total for the periods indicated.
+    Annualized.
++ The amount shown in this caption for each share outstanding throughout the period may not be in accord with the net realized and unrealized gain/(loss) for the period because of the timing of purchases and withdrawal of shares in relation to the fluctuating market values of the portfolio.
#    Amount represents less than $0.01 per share.
## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with the results of operations.

                                     53====

--------------------------------------------------------------------------------------------------------------------------
International and Global Equity Funds
--------------------------------------------------------------------------------------------------------------------------
                                            International Growth Fund             International Small Cap Fund
--------------------------------------------------------------------------------------------------------------------------
SELECTED PER-SHARE DATA FOR
THE YEAR OR PERIOD ENDED JUNE 30:            1998##   1997##     1996(c)  1998##     1997      1996     1995    1994(d)
Net Asset Value-Beginning of Year          $16.24    $15.31    $12.00    $17.16    $14.86    $11.75   $12.02    $12.00
Net investment income/(loss)                 0.04      0.08      0.02     (0.01)    (0.05)     0.03     0.12      0.00#
Net realized and unrealized gain/(loss)
   on investments                            3.48      2.53      3.29      0.31      2.35      3.10    (0.39)     0.02
Net increase/(decrease) in net assets
   resulting from investment operations      3.52      2.61      3.31      0.30      2.30      3.13    (0.27)     0.02
Distributions:
Dividends from net investment income        (0.02)      _         _          _         _      (0.02)   (0.00)#      _
Distributions in excess of net investment
   income                                   (0.00)#     _         _       (0.13)       _        _         _         _
Distributions from net realized capital
   gains                                    (1.07)    (1.68)      _       (2.19)       _        _         _         _
Distributions in excess of net realized
   capital gains                              _         _         _          _         _        _         _         _
Total distributions                         (1.09)    (1.68)      _       (2.32)       _      (0.02)   (0.00)#      _
Net Asset Value-End of Year                $18.67    $16.24    $15.31    $15.14    $17.16    $14.86   $11.75    $12.02
Total Return**                              23.27%    19.20%    27.58%     4.46%    15.48%    26.68%   (2.23)%    0.17%
--------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/
Supplemental Data:
Net assets, end of year (in 000's)         $64,820   $33,912   $18,303   $50,491   $53,602   $41,640  $28,516   $34,555
Ratio of net investment income/(loss) to
   average net assets                        0.22%     0.57%     0.26%+   (0.03)%   (0.34)%    0.20%    0.95%     0.04%+
Net investment income/(loss) before
   deferral of fees by Manager             $(0.04)   $(0.02)   $(0.07)   $(0.10)   $(0.14)   $(0.08)   $0.05    $(0.02)
Portfolio turnover rate                    127.13%    95.02%   238.91%   110.58%    84.91%   177.36%  156.13%   123.50%
Expense ratio before deferral of fees by
   Manager, including interest and tax
   expense                                   2.13%     2.37%     2.91%+    2.53%     2.60%     2.76%    2.50%     2.32%+
Expense ratio including interest and tax     1.66%      _         _        1.92%       _       1.96%    1.91%     1.99%+
Expense ratio excluding interest and tax     1.65%     1.66%     1.65%+    1.90%     1.90%     1.90%    1.90%     1.90%+
--------------------------------------------------------------------------------------------------------------------------

(a) The U.S. Emerging Growth Fund's Class R shares commenced operations on December 30, 1994.
(b) The Equity Income Fund's Class R shares commenced operations on September 30, 1994.
(c) The International Growth Fund's Class R shares commenced operations on July 3, 1995.
(d) The International Small Cap Fund's Class R shares commenced operations on September 30, 1993.
(e) The Global Opportunities Fund's Class R shares commenced operations on September 30, 1993.

--------------------------------------------------------------------------------------------------------
International and Global Equity Funds
--------------------------------------------------------------------------------------------------------
                                                             Global Opportunities Fund
--------------------------------------------------------------------------------------------------------
SELECTED PER-SHARE DATA FOR                      1998##    1997        1996        1995       1994(e)
THE YEAR OR PERIOD ENDED JUNE 30:
Net Asset Value - Beginning of Year             $19.17      $16.96     $13.25      $12.92      $12.00
Net investment income/(loss)                      0.00#      (0.11)     (0.06)       0.13        0.01
Net realized and unrealized gain/(loss) on
   investments.                                   3.87        3.14       3.84        0.70        0.91
Net increase/(decrease) in net assets
   resulting from investment operations           3.87        3.03       3.78        0.83        0.92
Distributions:
Dividends from net investment income              _           _         (0.07)       _           _
Distributions in excess of net investment
   Income                                         _           _          _           _           _
Distributions from net realized capital gains    (3.85)      (0.82)      _          (0.50)       _
Total distributions                              (3.85)      (0.82)     (0.07)      (0.50)       _
Net Asset Value-End of Year                     $19.19      $19.17     $16.96      $13.25      $12.92
Total Return                                     27.12%      18.71%     28.64%       6.43%       7.67%
--------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/
Supplemental Data:
Net assets, end of year (in 000's)              $96,412     $32,371    $28,496     $13,677     $12,504
Ratio of net investment income/(loss) to
   average net assets                            (0.02)%     (0.62)%    (0.56)%      1.03%       0.02%+
Net investment income/(loss) before
   deferral  of fees by Manager                  $0.00      $(0.23)    $(0.16)     $(0.01)     $(0.05)
Portfolio turnover rate                         135.03%     117.10%    163.80%     118.75%      67.22%
Expense ratio before deferral of fees by
   Manager including interest and tax expense     2.37%       2.62%      3.10%       2.99%       2.75%+
Expense ratio including interest and tax expense  1.96%       _          2.05%       1.91%       1.99%+
Expense ratio excluding interest and tax expense  1.90%       1.90%      1.90%       1.90%       1.90%+
--------------------------------------------------------------------------------------------------------

                                     54====

--------------------------------------------------------------------------------------------------------------------
International and Global Equity Funds
--------------------------------------------------------------------------------------------------------------------
                                                             Global Communications Fund
--------------------------------------------------------------------------------------------------------------------
SELECTED PER-SHARE DATA FOR
THE YEAR OR PERIOD ENDED JUNE 30:               1998##     1997        1996        1995        1994       1993(a)
Net Asset Value-Beginning of Year               $19.61      $18.05     $15.42      $14.20      $12.45      $12.00
Net investment income/(loss)                     (0.17)      (0.25)     (0.20)      (0.03)      (0.05)       0.00#
Net realized and unrealized gain/(loss) on
   investments                                    7.19        2.72       2.83        1.28        1.80++      0.45
Net increase/(decrease) in net assets
   resulting from investment operations           7.02        2.47       2.63        1.25        1.75        0.45
Distributions:
Dividends from net investment income              _          _           _           _           _           _
Distributions in excess of net investment
   Income                                         _          _           _           _           _           _
Distributions from net realized capital gains    (3.75)      (0.91)      _           _           _           _
Distributions in excess of net realized
   capital gains                                  _          _           _          (0.03)       _           _
Total distributions                              (3.75)      (0.91)      _          (0.03)       _           _
Net Asset Value-End of Year                     $22.88      $19.16     $18.05      $15.42      $14.20      $12.45
Total Return**                                   45.45%      14.43%     17.06%       8.83%      14.06%       3.75%
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/
Supplemental Data:
Net assets, end of year (in 000's)             $267,113    $153,995   $206,671    $209,644    $234,886      $4,670
Ratio of net investment income/(loss) to
   average net assets                            (0.85)%     (1.05)%    (1.01)%     (0.10)%     (0.46)%     (0.05)%+
Net investment income/(loss) before
   deferral of fees by Manager                  $(0.17)     $(0.27)    $(0.22)     $(0.07)     $(0.06)     $(0.04)
Portfolio turnover rate                          79.67%      75.79%    103.73%      50.17%      29.20%       0.00%
Expense ratio before deferral of fees by
   Manager, including interest and tax expense    1.93%       2.00%      2.11%       2.09%       2.04%       8.96%+
Expense ratio including interest and tax expense  1.93%      _           2.01%       1.91%       1.94%       _
Expense ratio excluding interest and tax expense  1.90%       1.91%      1.90%       1.90%       1.90%       1.90%+
--------------------------------------------------------------------------------------------------------------------

**  Total return represents aggregate total for the periods indicated.
+   Annualized.
++ The amount shown in this caption for each share outstanding throughout the period may not be in accord with the net realized and unrealized gain/(loss) for the period due to the timing of purchases and withdrawal of shares in relation to the fluctuating market values of the portfolio.
#   Amount represents less than $0.01 per share.
## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with the results of operations.

                                     55====

-----------------------------------------------------------------------------------------------------------------------
International and Global Equity Funds
-----------------------------------------------------------------------------------------------------------------------
                                                                       Emerging Markets Fund
-----------------------------------------------------------------------------------------------------------------------
SELECTED PER-SHARE DATA FOR
THE YEAR OR PERIOD ENDED JUNE 30:             1998       1997      1996      1995##      1994      1993      1992(b)
Net Asset Value-Beginning of Year            $16.85     $14.19     $13.17    $13.68     $11.07      $9.96    $10.00
Net investment income/(loss)                   0.07       0.07       0.08      0.03      (0.03)      0.07      0.03
Net realized and unrealized gain/(loss) on
   investments                                (6.58)      2.66       0.94      0.25++     2.92       1.05     (0.07)
Net increase/(decrease) in net assets
   resulting from investment operations       (6.51)      2.73       1.02      0.28       2.89       1.12     (0.04)
Distributions:
Dividends from net investment income          (0.15)     (0.07)        _        _          _        (0.01)      _
Distributions in excess of net investment
   income                                      _           _           _        _          _          _         _
Distributions from net realized capital gains (0.33)       _           _      (0.42)     (0.28)     (0.00)#     _
Distributions in excess of net realized
   capital gains                               _           _           _      (0.37)       _          _         _
Total distributions                           (0.48)     (0.07)        _      (0.79)     (0.28)     (0.01)      _
Net Asset Value-End of Year                   $9.86     $16.85     $14.19    $13.17     $13.68     $11.07     $9.96
Total Return**                               (39.20)%    19.34%      7.74%     1.40%     26.10%     11.27%    (0.40)%
-----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/
Supplemental Data:
Net assets, end of year (in 000's)          $758,911 $1,259,457   $994,378  $998,083   $654,960   $206,617   $54,625
Ratio of net investment income/(loss) to
   average net assets                          0.55%      0.48%      0.58%     0.23%     (0.14)%     0.66%     1.70%+
Net investment income/(loss) before
   deferral of fees by Manager                $0.07         _          _        _          _        $0.06     $0.01
Portfolio turnover rate                       96.76%     83.08%    109.92%    92.09%     63.79%     21.40%     0.19%
Expense ratio before deferral of fees by
   Manager, including interest and tax
   expense                                     1.65%        _          _        _          _         1.93%     2.80%+
Expense ratio including interest and tax
expense                                        1.65%        _          _        _          _          _         _
Expense ratio excluding interest and tax
expense                                        1.60%      1.67%      1.72%     1.80%      1.85%      1.90%     1.90%+
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
International and Global Equity Funds
--------------------------------------------------------------------------------------------------------------
                                                    Emerging Asia Fund               Latin America Fund
--------------------------------------------------------------------------------------------------------------
SELECTED PER-SHARE DATA FOR                        1998          1997(c)                  1998(d)
THE YEAR OR PERIOD ENDED JUNE 30:
Net Asset-Value Beginning of Year                   $18.91          $12.00                $12.00
Net investment income/(loss)                          0.13           (0.01)                 0.33
Net realized and unrealized gain/(loss) on          (11.74)           6.95
   investments                                                                             (3.34)
Net increase/(decrease) in net assets
   resulting from investment operations             (11.61)           6.94                 (3.01)
Distributions:
Dividends from net investment income                 (0.17)           _                    (0.07)
Distribution in excess of net investment             (0.00)#         (0.03)                  _
   income
Distribution from net realized capital gains         (0.95)           _                    (0.15)
Distribution in excess of net realized               _                _                      _
   capital gains
Total distributions                                  (1.12)          (0.03)                (0.22)
Net Asset Value-End of Year                          $6.18          $18.91                 $8.77
Total Return**                                      (63.45)%         57.80%               (25.42)%
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/
Supplemental Data
Net assets, end of year (in 000's)                  $24,608         $68,095                $4,465
Ratio of net investment income/(loss) to
   average net assets                                 0.22%          (0.42)%+               3.18%
Net investment income/(loss) before
   deferral of fees by Manager                      $(0.08)         $(0.02)                $0.04
Portfolio turnover rate                             153.97%          72.18%               168.18%
Expense ratio before deferral of fees by
   Manager, including interest and tax expense        2.27%           2.69%+                3.04%
Expense ratio including interest and tax expense      1.91%           2.20%+                0.26%
Expense ratio excluding interest and tax expense      1.90%           1.80%+                0.00%
--------------------------------------------------------------------------------------------------------------

(a) The Global Communications Fund's Class R shares commenced operations on June 1, 1993.
(b) The Emerging Markets Fund's Class R shares commenced operations on March 1, 1992.
(c) The Emerging Asia Fund's Class R shares commenced operations on September 30, 1996.
(d)  The Latin America  Fund's Class R shares  commenced  operations on June 30,
     1997.

                                                      56====

------------------------------------------------------------------------------------------------
Multi-Strategy Funds
------------------------------------------------------------------------------------------------
                                                             Select 50 Fund
------------------------------------------------------------------------------------------------
SELECTED PER-SHARE DATA FOR
THE YEAR OR PERIOD ENDED JUNE 30:                    1998##          1997##        1996(a)
Net Asset Value-Beginning of Year                    $20.01          $16.46         $12.00
Net investment income/(loss)                           0.12            0.01           0.06
Net realized and unrealized gain/(loss) on
   investments                                         2.70            4.16           4.45
Net increase/(decrease) in net assets
   resulting from investment operations                2.82            4.17           4.51
Distributions:
Dividends from net investment income                    -             (0.10)         (0.04)
Distributions in excess of net investment
   Income                                               -               -            -
Distributions from net realized capital gains         (1.85)          (0.52)         -
Distributions in excess of net realized
   capital gains                                        -               -            (0.01)
Distributions from capital                              -               -            -
Total distributions                                   (1.85)          (0.62)         (0.05)
Net Asset Value-End of Year                          $20.98          $20.01         $16.46
Total Return**                                        15.44%          26.35%         37.75%
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/
Supplemental Data:
Net assets, end of year (in 000's)                  $269,667        $172,509        $77,955
Ratio of net investment income/(loss) to
   average net assets                                  0.58%           0.04%          0.42%+
Net investment income/(loss) before
   deferral of fees by Manager                        $0.12          $(0.01)         $0.02
Portfolio turnover rate                              151.43%         157.93%        105.98%
Expense ratio before deferral of fees by
   Manager, including interest and tax expense         1.81%           1.92%          2.11%+
Expense ratio including interest and tax expense       1.81%             -                 -
Expense ratio excluding interest and tax expense       1.80%           1.82%          1.80%+
------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
Multi-Strategy Funds
---------------------------------------------------------------------------------------------------------
                                                             U.S. Asset Allocation Fund
---------------------------------------------------------------------------------------------------------
SELECTED PER-SHARE DATA FOR
THE YEAR OR PERIOD ENDED JUNE 30:               1998       1997##       1996        1995       1994(b)
Net Asset Value-Beginning of Year               $19.89      $19.33      $16.33      $12.24      $12.00
Net investment income/(loss)                      1.66        0.48        0.26        0.25        0.06
Net realized and unrealized gain/(loss) on
   investments                                    0.99        2.13        3.54        4.11        0.18
Net increase/(decrease) in net assets
   resulting from investment operations           2.65        2.61        3.80        4.36        0.24
Distributions:
Dividends from net investment income             (0.93)      (0.39)      (0.25)      (0.17)       -
Distributions in excess of net investment
   Income                                        (0.70)         -           -          -          -
Distributions from net realized capital gains    (1.83)      (1.66)      (0.55)      (0.10)       -
Distributions in excess of net realized
   capital gains                                  -           -           -           -           -
Total distributions                              (3.46)      (2.05)      (0.80)      (0.27)       -
Net Asset Value-End of Year                     $19.08      $19.89      $19.33      $16.33      $12.24
Total Return**                                   14.67%      14.65%      23.92%      35.99%       2.00%
---------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/
Supplemental Data:
Net assets, end of year (in 000's)            $128,075    $127,214    $132,511     $60,234     $1,548
Ratio of net investment income/(loss) to
   average net assets                             3.10%       2.55%       1.85%       3.43%       2.54%+
Net investment income/(loss) before
   deferral of fees by Manager                   $1.63       $0.47       $0.24       $0.19      $(0.11)
Portfolio turnover rate                          84.23%     168.51%     225.91%      95.75%     190.94%
Expense ratio before deferral of fees by
   Manager, including interest and tax            0.31%ss.    1.49%       1.55%       2.07%       9.00%+
   expense
Expense ratio including interest and tax
expense                                           0.26%ss.    1.43%       1.42%       1.31%       1.43%+
Expense ratio excluding interest and tax
expense                                           0.25%ss.    1.31%       1.30%       1.30%       1.30%+
---------------------------------------------------------------------------------------------------------

**  Total return represents aggregate total for the periods indicated.
+   Annualized.
++ The amount shown here for each share outstanding throughout the period may not agree with the net realized and unrealized gain/(loss) for the period due to the timing of purchases and withdrawal of shares in relation to the fluctuating market values of the portfolio.
#   Amount represents less than $0.01 per share.
## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with the results of operations.
ss. The  expense  ratios  reflect  only the direct  expenses  of the U.S.  Asset
    Allocation Fund and do not include the expenses of the underlying funds.



                                     57====

-------------------------------------------------------------------------------------------------------------------------
U.S. Fixed-Income and Money Market Funds
-------------------------------------------------------------------------------------------------------------------------
                                            Total Return                Short Duration Government Bond Fund
                                              Bond Fund
-------------------------------------------------------------------------------------------------------------------------
SELECTED PER-SHARE DATA FOR
THE YEAR OR PERIOD ENDED JUNE 30:             1998(c)         1998      1997##     1996     1995      1994     1993(d)
Net Asset Value-Beginning of Year              $12.00          $9.99     $9.92      $9.95    $9.80    $10.23    $10.00
Net investment income/(loss)                     0.72           0.57      0.59       0.60     0.62      0.61      0.33
Net realized and unrealized gain/(loss)
   on investments                                0.56           0.16      0.07      (0.04)    0.16     (0.34)     0.23
Net increase/(decrease) in net assets
   resulting from investment operations          1.28           0.73      0.66       0.56     0.78      0.27      0.56
Distributions:
Dividends from net investment income            (0.72)         (0.56)    (0.59)     (0.59)   (0.62)    (0.56)    (0.33)
Distributions in excess of net investment
   income                                       (0.00)#         _        (0.00)#    (0.00)#   _        (0.07)     _
Distributions from net realized capital
   gains                                        (0.12)         (0.02)     _         _         _         _         _
Distributions in excess of net realized
   capital gains                                 _              _         _         _         _        (0.07)     _
Distributions from capital                       _              _         _         _        (0.01)     _        (0.00)#
Total distributions                             (0.84)         (0.58)    (0.59)     (0.59)   (0.63)    (0.70)    (0.33)
Net Asset Value-End of Year                    $12.44         $10.14     $9.99      $9.92    $9.95    $9.80     $10.23
Total Return**                                  10.92%          7.56%     6.79%      5.74%    8.28%     2.49%     5.66%
--------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/
Supplemental Data:
Net assets, end of year (in 000's)             $77,694       $66,357   $47,265   $22,681   $17,093   $21,937   $22,254
Ratio of net investment income/(loss) to
   average net assets                            5.81%          5.83%     5.87%      5.88%    6.41%     5.93%     6.02%+
Net investment income/(loss) before
   deferral of fees by Manager                  $0.71          $0.51     $0.54      $0.52    $0.54     $0.51     $0.27
Portfolio turnover rate                        390.08%        502.23%   450.98%    349.62%  284.23%   603.07%   213.22%
Expense ratio before deferral of fees by
   Manager, including interest and tax
   expense                                       1.29%          1.73%     2.05%      2.31%    2.23%     1.75%     2.07%+
Expense ratio including interest and tax         1.34%          1.15%     1.55%      1.55%    1.38%     0.71%     _
Expense ratio excluding interest and tax         0.70%          0.28%     0.60%      0.60%    0.47%     0.25%     0.22%+
-------------------------------------------------------------------------------------------------------------------------

(a)  The  Select 50 Fund's  Class R shares  commenced  operations  on October 2,
     1995.
(b) The U.S. Asset Allocation Fund's Class R shares commenced operations on March 31, 1994.
(c) The Total Return Bond Fund's Class R shares commenced operations on June 30, 1997.
(d) The Short Duration Government Bond Fund's Class R shares commenced operations on December 18, 1992.


                                     58====

---------------------------------------------------------------------------------------------------------------------
U.S. Fixed Income and Money Market Fund
---------------------------------------------------------------------------------------------------------------------
                                                               Government Reserve Fund
---------------------------------------------------------------------------------------------------------------------
SELECTED PER-SHARE DATA FOR
THE YEAR OR PERIOD ENDED JUNE 30:              1998         1997       1996        1995        1994        1993(a)
Net Asset Value-Beginning of Year               $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
Net investment income/(loss)                     0.052       0.049       0.052       0.049       0.029       0.024
Net realized and unrealized gain/(loss) on
   investments                                   0.000###    0.000###    0.000###    0.000###    0.000###    0.000###
Net increase/(decrease) in net assets
   resulting from investment operations          0.052       0.049       0.052       0.049       0.029       0.024
Distributions:
Dividends from net investment income            (0.052)     (0.049)     (0.052)     (0.049)     (0.029)     (0.024)
Distributions in excess of net investment
   income                                         _           _           _           _           _           _
Distributions from net realized capital gains     _           _           _           _           _           _
Total distributions                            $(0.052)     (0.049)     (0.052)     (0.049)     (0.029)     (0.024)
Net Asset Value-End of Year                     $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
Total Return**                                   5.27%       5.03%       5.28%       4.97%       2.96%       2.41%
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/
Supplemental Data:
Net assets, end of year (in 000's)            $724,619    $473,154    $439,423    $258,956    $211,129    $124,795
Ratio of net investment income/(loss) to
   average net assets                            5.15%       4.93%       5.17%       4.92%       2.99%       2.96%+
Net investment income/(loss) before
   deferral of fees by Manager                  $0.052      $0.049      $0.050      $0.047      $0.028      $0.013
Portfolio turnover rate                           _           _           _           _           _           _
Expense ratio before deferral of fees by
   Manager, including interest and tax
   expense                                       0.48%       0.62%       0.74%       0.79%       0.71%       0.77%+
Expense ratio including interest and tax
expense                                          0.53%        _           _          0.63%        _           _
Expense ratio excluding interest and tax
expense                                          0.53%       0.60%       0.60%       0.60%       0.60%       0.38%+
---------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
U.S. Fixed Income and Money Market Funds
-----------------------------------------------------------------------------------------------------------------------
                                                Federal Tax-Free    California Tax-Free
                                                   Money Fund                     Intermediate Bond Fund
-----------------------------------------------------------------------------------------------------------------------
SELECTED PER-SHARE DATA FOR
THE YEAR OR PERIOD ENDED JUNE 30:             1998      1997(b)         1998     1997      1996      1995     1994(c)
Net Asset Value-Beginning of Year             $1.00     $1.00          $12.53    $12.23    $12.04    $11.79    $12.00
Net investment income                          0.031     0.032           0.51      0.53      0.54      0.44      0.41
Net realized and unrealized gain/(loss) on
   investments.                                0.000###  0.000###        0.33      0.30      0.19      0.25     (0.21)
Net increase in net assets
   resulting from investment operations        0.031     0.032           0.84      0.83      0.73      0.69      0.20
Distributions:
Dividends from net investment income          (0.031)   (0.032)         (0.51)    (0.53)    (0.54)    (0.44)    (0.41)
Distribution sin excess of net investment
   income                                        _      (0.000)###        _         _         _       (0.00)#    _
Distributions from net realized capital gains    _         _              _         _         _         _         _
Total distributions                           (0.31)    (0.032)+        (0.51)    (0.53)    (0.54)    (0.44)    (0.41)
Net Asset Value-End of Period                 $1.00     $1.00          $12.86    $12.53    $12.23    $12.04    $11.79
Total Return**                                 3.12%     3.26%           6.85%     6.91%     6.11%     6.03%     1.65%
-----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/
Supplemental Data
Net assets, end of year (in 000's)         $117,283   $114,197         $35,667   $21,681   $13,948    $5,153   $11,556
Ratio of net investment income/(loss) to
   average net assets                         3.08%      3.24%+          4.03%     4.27%     4.34%     3.71%     3.44%+
Net investment income/(loss) before
   deferral of fees by Manager               $0.031     $0.030          $0.44     $0.47     $0.43     $0.34     $0.25
Portfolio turnover rate                          _         _            42.36%    25.60%    58.11%    37.93%    77.03%
Expense ratio before deferral of fees by
   Manager, including interest and tax
   expense                                    0.81%      0.69%+          1.19%     1.18%     1.43%     1.41%     1.63%+
Expense ratio including interest and tax
expense                                       0.60%      0.33%+          0.69%     0.68%     0.61%     0.56%     0.23%+
Expense ratio excluding interest and tax
expense                                       0.60%        _             0.68%      _         _         _         _
-----------------------------------------------------------------------------------------------------------------------

**   Total return represents aggregate total return for the periods indicated.
+    Annualized.
++ The amount shown in this caption for each share outstanding throughout the period may not be in accord with the net realized and unrealized gain/(loss) for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the portfolio.
#    Amount represents less than $0.01 per share.
## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.
###  Amount represents less than $0.001 per share.

                                     59====

-------------------------------------------------------------------------------------------------
U.S. Fixed Income and Money Market Funds
                                                        California Tax-Free Money Fund
SELECTED PER-SHARE DATA FOR
THE YEAR OR PERIOD ENDED JUNE 30:                 1998         1997        1996       1995(d)
Net Asset Value-Beginning of Year                $1.00        $1.00        $1.00       $1.00
Net investment income                             0.029        0.029        0.030       0.027
Net realized and unrealized gain/(loss) on
   investments                                    0.000###     0.000###     0.000###    0.000###
Net increase/(decrease) in net assets
   resulting from investment operations           0.029        0.029        0.030       0.027
Distributions:
Dividends from net investment income             (0.029)      (0.029)      (0.030)     (0.027)
Distributions in excess of net investment
   Income                                          _            _            _         (0.000)###
Distributions from net realized capital gains      _            _            _           _
Total Distributions                              (0.029)      (0.029)      (0.030)     (0.027)
Net Asset Value-End of Year                      $1.00        $1.00        $1.00       $1.00
Total Return**                                    3.00%        2.95%        3.03%       2.68%
Ratios to Average Net Assets/
Supplemental Data:
Net assets, end of year (in 000's)             $187,216     $118,723      $98,134     $64,780
Ratio of net investment income  to
   average net assets                             2.96%        2.91%        2.99%       3.55%+
Net investment income/(loss) before deferral
   of fees by Manager                            $0.029       $0.028       $0.028      $0.023
Portfolio turnover rate                            _            _            _           _
Expense ratio before deferral of fees by
   Manager, including interest and tax
   expense                                        0.68%        0.73%        0.80%       0.86%+
Expense ratio including interest and tax
expense                                           0.58%        0.58%        0.59%       0.33%+
Expense ratio excluding interest and tax
expense                                           0.58%         _            _           _
-------------------------------------------------------------------------------------------------

(a) The Government Reserve Fund's Class R shares commenced operations on September 14, 1992.
(b)  The Federal  Tax-Free  Money  Fund's  Class R shares  commenced on July 15,
     1996.
(c) The California Tax-Free Intermediate Bond Fund's Class R shares commenced operations on July 1, 1993.
(d) The California Tax-Free Money Fund's Class R shares commenced operations on September 30, 1994.


                                     60====

Account Information

[table]
INVESTMENT OPTIONS

* Trade requests received after 1 p.m. PST (4 p.m. EST) will be executed at the following business day's closing price.

Checks should be made out to:

The Montgomery Funds

The minimum initial investment for each fund is $1,000. The minimum subsequent investment is $100 ($500 for the U.S. Emerging Growth Fund, currently closed to new investors).

* To open a new account, complete and mail the New Account application in the back of this Prospectus.

     Once an account is established, you can:

* Buy, sell or exchange shares by phone. Contact The Montgomery Funds at 800.572.FUND [3863]. Press 1 for a shareholder service representative. Press 2 for the automated Montgomery Star System.

* Buy, sell or exchange shares online. Go to www.montgomeryfunds.com. Follow online instructions to enable this service.

*    Buy or sell shares by mail:
     Mail buy/sell order(s) with your check:
     By regular mail:
     The Montgomery Funds
     c/o DST Systems, Inc.
     P.O. Box 419073
     Kansas City, MO 64141-6073

     By express or overnight service:
     The Montgomery Funds
     c/o DST Systems, Inc.
     210 West 10th Street, 7th Floor
     Kansas City, MO 64105

*    Buy or sell shares by wiring funds:


     To: Investors Fiduciary Trust Company
     ABA #101003621
     For: DST Systems, Inc.
     Account #7526601
     Attention: The Montgomery Funds
     For Credit to: [shareholder(s) name]
     Shareholder account number:
     [shareholder(s) account number]
     Name of Fund: [Montgomery Fund name]

                                     61====

               What You Need to Know About Your Montgomery Account

You pay no sales charge to invest in The Montgomery Funds. The minimum initial investment for each Fund is $1,000. The minimum subsequent investment is $100 ($500 for the U.S. Emerging Growth Fund, currently closed to new investors). Under certain conditions we may waive these minimums. If you buy shares through a broker or investment advisor, different requirements may apply. All investments must be made in U.S. dollars.

We must receive payment from you within three business days of your purchase. In addition, we reserve the right to reject any purchase.

Becoming a Montgomery Shareholder

To open a new account:


* By Mail Send your completed application, with a check payable to The Montgomery Funds, to the appropriate address at right. Your check must be in U.S. dollars and drawn only on a bank located in the United States. We do not accept third-party checks, "starter" checks, credit-card checks, instant-loan checks or cash investments. We may impose a charge on checks that do not clear. Note that if you are investing in a U.S. Fixed-Income or Money Market Fund, dividends will not begin to accrue on your account until your check clears.


* By Wire Call us at (800) 572-FUND [3863] to let us know that you intend to make your initial investment by wire. Tell us your name, the amount you want to invest and the fund(s) in which you want to invest. We will give you further instructions and a fax number to which you should send your completed New Account application. To ensure that we handle your investment accurately, include complete account information in all wire instructions.

Then, request your bank to wire money from your account to the attention of:

Investors Fiduciary Trust Company
ABA #101003621
For: DST Systems, Inc.

and include the following:

Account #7526601
Attention: The Montgomery Funds
For credit to: [shareholder(s) name]
Shareholder Account Number:
[shareholder(s) account number]
Name of Fund: [Montgomery Fund]
Please note: Your bank may charge a wire-transfer fee.

* By Phone To make an initial investment by phone, you must have been a current Montgomery shareholder for at least 30 days. Shares for Individual Retirement Accounts (IRAs) may not be purchased by phone. Your purchase of a new fund must meet its investment minimum and is limited to the total value of your existing accounts or $10,000, whichever is greater. To complete the transaction, we must receive payment within three business days. We reserve the right to collect any losses from your account if we do not receive payment within that time.

[sidebar]
GETTING STARTED
To invest, complete the New Account Application at the back of this prospectus. Send it with a check payable to The Montgomery Funds.

Regular Mail
The Montgomery Funds
P.O. Box 419073
Kansas City, MO 64141

Express Mail or Overnight Courier
The Montgomery Funds
210 West 10th Street
7th Floor
Kansas City, MO 64105

Foreign Investors:
Foreign citizens and resident aliens of the United States living abroad may not invest in The Montgomery Funds.

                                     62====

How Fund Shares Are Priced

How and when we calculate the Funds' price or net asset value (NAV) determines the price at which you will buy or sell shares. We calculate a fund's NAV by dividing the total value of its assets by the number of outstanding shares. We base the value of the fund's investments on their market value, usually the last price reported for each security before the close of market that day. A market price may not be available for securities that trade infrequently. Occasionally, an event that affects a security's value may occur after the market closes. This is more likely to happen for foreign securities traded in foreign markets that have different time zones from the United States. Major developments that may affect the price of those securities may happen after the foreign markets in which such securities trade have closed but before a Fund Calculates its NAV. In this case, Montgomery, in consultation with the Fund's Board of Trustees, will make a good-faith estimate of the security's "fair value", which may be higher or lower than security's closing price in its relevant market. More details about how we calculate the funds' NAV are in the Statement of Additional Information.

We calculate the net asset value (NAV) of each Montgomery Fund, after the close of trading on the New York Stock Exchange (NYSE) every day the NYSE is open. We do not calculate NAVs on the days on which the NYSE is closed for trading. Certain exceptions apply as described below. If we receive your order by the close of trading on the NYSE, you can purchase shares at the price calculated for that day. The NYSE usually closes at 4 p.m. on weekdays, except for holidays. If your order and payment are received after the NYSE has closed, your shares will be priced at the next NAV we determine after receipt of your order.

- Money Market Funds. The price of the money market funds is determined at 12 noon EST on most business days. If we receive your order by that time, your shares will be priced at the NAV calculated at 12 noon that day. If we receive your order after 12 noon eastern time, you will pay the next price we determine after receiving your order.


- Foreign Funds. Several of our funds invest in securities denominated in foreign currencies and traded on foreign exchanges. To determine their value, we convert their foreign-currency price into U.S. dollars by using the exchange rate last quoted by a major bank. Exchange rates fluctuate frequently and may affect the U.S. dollar value of foreign-denominated securities, even if their market price does not change. In addition, some foreign exchanges are open for trading when the U.S. market is closed. As a result, a fund's foreign securities--and its price--may fluctuate during periods when you can't buy, sell or exchange shares in the fund.


- Bank Holidays. On bank holidays we will not calculate the price of the U.S. Fixed-Income and Money Market Funds, even if the NYSE is open that day. Shares in these funds will be sold at the next NAV we determine after receipt of your order.



Buying Additional Shares

* By Mail Complete the form at the bottom of any Montgomery statement and mail it with your check payable to The Montgomery Funds. Or mail the check with a signed letter noting the name of the Fund in which you want to invest, your account number and telephone number. We will mail you a confirmation of your investment. Note that we may impose a charge on checks that do not clear.

[Sidebar]

TRADING TIMES
Whether buying, exchanging or selling shares, transaction requests received after 1 p.m. PST (4 p.m. EST) will be executed at the next business day's closing price.

                                     63====

[table]
How Shares Are Priced


U.S. Equity Funds                   This information will be updated. The table
                                    will summarize information already in the text.

Money                               Market  Funds  This   information   will  be
                                    updated.    The   table    will    summarize
                                    information already in the text.

Fixed-Income                        Funds This information will be updated.  The
                                    table will summarize information already in the text.

International                       Funds This information will be updated.  The
                                    table will summarize information already in the text.

[sidebar]
Our Electronic Link program allows us to automatically debit or credit your bank account for transactions made by phone or online. To take advantage of this service, simply mail us a voided check or preprinted deposit slip from your bank account along with a request to establish an Electronic Link.

                                     64====

* By Phone Current shareholders are automatically eligible to buy shares by phone. To buy shares in a fund you currently own or to invest in a new fund, call (800) 572-FUND [3863]. Shares for IRAs may not be purchased by phone. There are restrictions on the dollar amount of shares you may buy by phone. Call for more details.

We must receive payment for your purchase within three business days of your request. To ensure that we do, you can:

- Transfer money directly from your bank account by mailing a written request and a voided check or deposit slip (for a savings account).

-  Send us a check by overnight or second-day courier service.

- Instruct your bank to wire money to our affiliated bank using the information in "Becoming A Montgomery Shareholder" (page 65).

* Online To buy shares online, you must first set up an Electronic Link (described in the note at left above). Then visit our Web site, www.montgomeryfunds.com, where you can purchase up to $25,000 per day in additional shares of any fund, except those held in a retirement account. The cost of the shares will be automatically deducted from your bank account.

* By Wire There is no need to contact us when buying additional shares by wire. Simply instruct your bank to wire money to our affiliated bank using the information in "Opening A New Account" (page 65).

Exchanging Shares

Montgomery shareholders may exchange Class R shares in one Fund for Class R shares in another with the same registration, Taxpayer Identification number and address. There is a $100 minimum to exchange into a fund you currently own ($500 for the U.S. Emerging Growth Fund) and a $1,000 minimum for investing in a new Fund. Note that an exchange may result in a realized gain or loss for tax purposes. You may exchange shares by phone, at (800) 572-FUND [3863] or through our online shareholder service center at www.montgomeryasset.com.


Other Exchange Policies

* Depending on what time we receive your request, we will process your exchange order at the next calculated NAV.

* You may exchange shares only in Funds that are qualified for sale in your state and that are offered in this prospectus. You may not exchange shares in one Fund for shares of another that is currently closed to new shareholders unless you are already a shareholder in the closed fund.


* Because excessive exchanges can harm a Fund's performance, we reserve the right to terminate your exchange privileges if you make more than four exchanges out of any one fund during a 12-month period. We may also refuse an exchange into a fund from which you have sold shares within the previous 90 days
(accounts under common control and accounts having the same Taxpayer Identification number will be counted together). Exchanges out of the U.S. Fixed-Income and Money Market Funds are exempt from this restriction.


                                     65====

* We may restrict or refuse your exchanges if we receive, or anticipate receiving, simultaneous orders affecting a large portion of a Fund's assets or if we detect a pattern of exchanges that suggests a market-timing strategy.

* We reserve the right to refuse exchanges into a Fund by any person or group if, in our judgment, the Fund would be unable to effectively invest the money in accordance with its investment objective and policies, or might be adversely affected in other ways.

[sidebar]
Shareholder service is available Monday through Friday from 5 a.m. to 4 p.m. PST. Shareholders can get information or perform transactions around-the-clock through the Montgomery Star System or www.montgomeryfunds.com.

Selling Shares


You may sell some or all of your fund shares on days that the New York Stock Exchange is open for trading (except bank holidays for the U.S. Fixed-Income and Money Market Funds).


Your shares will be sold at the next NAV we calculate for the Fund after receiving your order. We will promptly pay the proceeds to you, normally within three business days of receiving your order and all necessary documents (including a written redemption order with the appropriate signature guarantee). We will mail or wire you the proceeds, depending on your instructions. If you purchase shares and sell them shortly thereafter, we will not mail the proceeds until 15 days from the date you first purchased the shares.

Generally, we will not charge you any fees when you sell your shares, although there are some minor exceptions:

* We reserve the right to charge a redemption fee of up to 1% on shares sold within 90 days of their purchase.


* Shareholders who sell shares by wire pay a $10 wire transfer fee that will be deducted directly from their proceeds.


* Shareholders who want redemption checks sent by Federal Express must pay a $10 fee, deducted directly from their redemption proceeds.

In accordance with the rules of the Securities and Exchange Commission (SEC) we reserve the right to suspend redemptions under extraordinary circumstances.

Shares can be sold in several ways:

* By Mail Send us a letter including your name, Montgomery account number, the fund from which you would like to sell shares and the dollar amount or number of shares you want to sell. You must sign the letter the same way your account is registered. If you have a joint account, all accountholders must sign the letter.

If you want the proceeds to go to a party other than the account owner(s) or your predesignated bank account, or if the dollar amount of your redemption exceeds $50,000, you must obtain a signature guarantee (not a notarization), available from many commercial banks, savings associations, stock brokers and other NASD member firms.

If you want to wire your redemption proceeds but do not have a predesignated bank account, include a voided check or deposit slip with your letter. The minimum wire amount is $500. Wire charges, if any, will be deducted from the redemption proceeds. We may permit lesser wire amounts or fees at our discretion. Call (800) 572-FUND [3863] for more details.

                                     66====

* By Check If you have check writing privileges in your account, you may write a check to redeem some of your shares, but not to close your account in the fixed-income or money market funds. This option is not available for funds in an IRA. Checks may not be written for amounts below $250. Checks require only one signature unless otherwise indicated. We will return your checks at the end of the month. Note that we may impose a charge for a stop-payment request.

* By Phone You may accept or decline telephone redemption privileges on your New Account application. If you accept, you will be able to sell up to $50,000 in shares through one of our shareholder service representatives or through our automated Star System at (800) 572-FUND [3863]. You may not buy, sell or exchange shares in an IRA account by phone. If you included bank wire information on your New Account application or made arrangements later for wire redemptions, proceeds can be wired to your bank account. Please allow at least two business days for the proceeds to be credited to your bank account. If you want proceeds to arrive at your bank on the same business day (subject to bank cutoff times), there is a $10 fee. For more information about our telephone transaction policies, see "Other Policies."

* Online You can sell up to $50,000 in shares in a regular account online through our online shareholder service center at www.montgomeryfunds.com.

[sidebar]
Buying and Selling Shares Through Brokers and Other Intermediaries You may choose to invest in The Montgomery Funds through brokers, dealers or other financial intermediaries, like your 401k. Contact them directly for their rules about buying and selling shares, and any service or transaction fees that they may charge.

OTHER POLICIES

Minimum Account Balances
Due to the cost of maintaining small accounts, we require a minimum combined account balance of $1,000 ($5,000 for the U.S. Emerging Growth Fund). If your account balance falls below that amount for any reason other than market fluctuations, we will ask you to add to your account. If your account balance is not brought up to the minimum or you do not send us other instructions, we will redeem your shares and send you the proceeds. We believe that this policy is in the best interests of all our shareholders.

Uncashed Redemption Checks
If you receive your Fund redemption proceeds or distributions by check (instead of by wire) and it does not arrive within a reasonable period of time, call us at (800) 572-FUND [3863]. Please note that we are responsible only for mailing redemption or distribution checks and are not responsible for tracking uncashed checks or determining why checks are uncashed. If your check is returned to us by the U.S. Postal Service or other delivery service, we will hold it on your behalf for a reasonable period of time. We will not invest the money in any interest-bearing account. No interest will accrue on uncashed distribution or redemption proceeds.

                                     67====

Telephone Transactions
By buying, selling or exchanging shares over the phone, you agree to reimburse the Funds for any expenses or losses incurred in connection with transfers of money from your account. This includes any losses or expenses caused by your bank's failure to honor your debit or act in accordance with your instructions. If your bank makes erroneous payments or fails to make payment after you buy shares, we may cancel the purchase and immediately terminate your telephone transaction privilege. In addition, we may discontinue these privileges at any time upon 30 days' written notice. You may discontinue phone privileges at any time.


The shares you purchase by phone will be priced at the next net asset value we determine after receiving your purchase. However, you will not actually own the shares until we receive your payment in full. If we do not receive your payment within three business days of your request, we will cancel your purchase. You may be responsible for any losses incurred by a fund as a result.


Please note that we cannot be held liable for following telephone instructions that we reasonably believe to be genuine. We use several safeguards to ensure that the instructions we receive are accurate and authentic, such as:

-    recording certain calls,
- requiring a special authorization number or other personal information not likely to be known by others, and
-    sending a transaction confirmation to the investor.


The Funds and our Transfer Agent may be held liable for any losses due to unauthorized or fraudulent telephone transactions only if we have not followed these reasonable procedures.


We reserve the right to revoke the telephone privilege of any shareholder at any time if he or she has used abusive language or misused the phone privilege by making purchases and redemptions that appear to be part of a systematic market-timing strategy.

If you notify us that your address has changed, we will temporarily suspend your telephone redemption privileges until 30 days after your notification to protect you and your account. We require all redemption requests made during this period to be in writing with a signature guarantee.

Shareholders may experience delays in exercising telephone redemption privileges during periods of volatile economic or market conditions. In these cases you may want to try the following to transmit your redemption request:

-    using the automated Star System
-    online
-    by overnight courier
-    by telegram

[sidebar]
Investment Minimums
For regular accounts and IRAs, the minimum initial investment is $1,000. Minimum subsequent investment is $100 ($500 for the U.S. Emerging Growth Fund, which is closed to new investors).

                                     68====

AFTER YOU INVEST


Taxes
Be sure to complete the Taxpayer Identification Number (TIN) section of the New Account application. If you don't have a Social Security Number or TIN, apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). If you do not provide us with a TIN or a certified Social Security number, federal tax law may require us to withhold 31% of your taxable dividends, capital-gains distributions, and redemption and exchange proceeds (unless you qualify as an exempt payee under certain rules).


Other rules about TINs apply for certain investors. For example, if you are establishing an account for a minor under the Uniform Gifts to Minors Act, you should furnish the minor's TIN. If the IRS has notified you that you are subject to backup withholding because you failed to report all interest and dividend income on your tax return, you must check the appropriate item on the New Account application. Foreign shareholders should note that any dividends the Funds pay to them may be subject to up to 30% withholding instead of backup withholding.


The Funds' distribution, whether received in cash or reinvested in additional shares of the Funds, may be subject to tax. Furthermore, any exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to tax.


IRS rules require that the Funds distribute all of their net investment income and capital gains, if any, to shareholders. We will inform you about the source of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of their tax status.

Additional information about tax issues relating to the Funds can be found in our Statement of Additional Information, available free by calling (800) 572-FUND [3863]. Consult your tax advisor about the potential tax consequences of investing in the Funds.

[table]

                              DIVIDENDS                               DISTRIBUTIONS
EQUITY FUNDS  (EXCEPT THE     Declared and paid in the last           Declared and paid in the
last EQUITY INCOME FUND)      quarter of each calendar year*          quarter of each calendar year*

EQUITY  INCOME FUND           Declared and paid on or about the       Declared and paid in the last
                              last business day of each quarter       quarter of each calendar year*

MULTI-STRATEGY FUNDS          Declared and paid in the last           Declared and paid in the last
                              quarter of each calendar year*          quarter of each calendar year*

U.S. FIXED-INCOME AND MONEY   Declared daily and paid monthly on      Declared and paid in the last
MARKET FUNDS                  or about the last business day of       quarter of each calendar year*
                              each month

* Following their fiscal year end (June 30), the Funds may make additional distributions to avoid the imposition of a tax.

[sidebar]
Our Partners

As a Montgomery shareholder, you may see the names of our partners on a regular basis. We all work together to ensure that your investments are handled accurately and efficiently. Funds Distributor, Inc., located in New York City and Boston, distributes The Montgomery Funds.

Investors Fiduciary Trust Company, located in Kansas City, Missouri, is the Funds' master transfer agent. It performs certain record keeping and accounting functions for the Funds.

DST Systems, also located in Kansas City, Missouri, assists Investors Fiduciary Trust with certain record keeping and accounting functions for the Funds.

                                                      69====

A Note on the Montgomery Tax-Free Funds
The Montgomery Federal Money, California Money and California Intermediate Bond Funds intend to continue paying what the IRS calls "exempt-interest dividends" to shareholders by maintaining, as of the close of each quarter of their taxable year, at least 50% of the value of their assets in municipal bonds. If the Funds satisfy this requirement, any distributions paid to shareholders from their net investment income will be exempt from federal income, to the extent that they derive their net investment income from interest on municipal bonds. Any distributions paid from other sources of net investment income, such as market discounts on certain municipal bonds, will be treated as ordinary income by the IRS.

Dividends and Distributions
As a shareholder in The Montgomery Funds, you may receive dividends and distributions for which you will owe taxes (unless you invest solely through a tax-advantaged account such as an IRA or a 401k plan). Dividends and distributions are paid to all shareholders in the Fund on a "record date."


If you would like to receive distributions in cash, indicate that choice on your New Account application. Otherwise, the distribution will be reinvested in additional Fund shares.


Keeping You Informed
After you invest you will receive our Shareholder Services Guide, which includes more information about buying, exchanging and selling shares in the Montgomery Funds. It also describes in more detail useful tools for investors such as the Montgomery Star System and online transactions.

During the year, we will also send you the following communications:

*    Confirmation Statements
*    Account Statements-Mailed after the close of each calendar quarter.
* Annual and Semiannual Reports Mailed approximately 60 days after June 30 and December 31.
*    1099 Tax Form-Sent by January 31.
*    Annual Updated Prospectus-Mailed to existing shareholders in the Fall.

To save you money, we will send only one copy of each shareholder report or other mailing to your household if you hold accounts under common ownership or at the same address (regardless of the number of shareholders or accounts at that household or address), unless you request additional copies.

[sidebar]
How to avoid "buying a dividend"
If you plan to purchase shares in a Fund, check if it is planning to make a distribution in the near future. Here's why: If you buy shares of a Fund just before a distribution, you'll pay full price for the shares but receive a portion of your purchase price back as a taxable distribution. This is called "buying a dividend." Unless you hold the Fund in a tax-deferred account, you will have to include the distribution in your gross income for tax purposes, even though you may not have participated in the increase of the Fund's appreciation.

                                     70====

[Back page]
You can find more information about The Montgomery Fund's investment policies in the Statement of Additional Information (SAI), which is incorporated by reference into this Prospectus and is available free of charge.

To request a free copy of the SAI copy, please call us at (800) 572-FUND [3863]. If you have access to the Internet, you can view the SAI at the Security and Exchange Commission's Web site at www.sec.gov. You may also request a copy by writing to the Public Reference Section of the SEC, Washington, D.C., 20549-6009. The SEC charges a duplicating fee for this service.

You can find further information about The Montgomery Funds in our annual and semiannual shareholder reports, which discuss the market conditions and investment strategies that significantly affected each Fund's performance during its most recent fiscal year. To request a free copy of the most recent annual or semiannual report, please call us at (800) 572-FUND [3863].


Corporate Headquarters:
The Montgomery Funds
101 California Street
San Francisco, CA 94111-9361

(800) 572-FUND [3863]
www.montgomeryfunds.com


SEC File Nos.:    The Montgomery Funds      811-6011
                  The Montgomery Funds II   811-8064


                                     71====

[Outside back cover: The Montgomery Family of Funds (complete listing); Contact Info; Logo]

You can find more information about The Montgomery Funds' investment policies in the Statement of Additional Information (SAI), which is available free of charge.


To request a copy, please call us at (800) 572-FUND [3863]. If you have access to the Internet, you can also view a copy of The Montgomery Funds' SAI at the Security and Exchange Commission's Web site: www.sec.gov. You may also request a copy by writing to the Public Reference Section of the SEC, Washington, D.C., 20549-6009. The SEC charges a duplicating fee for this service. You can also visit the SEC's Public Reference Room (telephone 800.SEC.0330)

You can find further information about The Montgomery Funds in our annual and semiannual shareholder reports, which discuss the market conditions and investment strategies that significantly affected each Fund's performance during its most recent fiscal period. To request a copy of the most recent annual or semiannual report, please call us at (800) 572-FUND [3863].


Corporate Headquarters:
The Montgomery Funds
101 California Street
San Francisco, CA 94111-9361

(800) 572-FUND [3863]
www.montgomeryfunds.com

SEC File Nos.:    The Montgomery Funds      811-6011
                  The Montgomery Funds II   811-8064


                              Funds Distributor, Inc.  10/98

--------------------------------------------------------------------------------

                                     PART A

                        PROSPECTUS FOR CLASS P SHARES OF


                             MONTGOMERY GROWTH FUND
                          MONTGOMERY EQUITY INCOME FUND
                     MONTGOMERY SMALL CAP OPPORTUNITIES FUND
                      MONTGOMERY U.S. ASSET ALLOCATION FUND
                            MONTGOMERY SELECT 50 FUND
                       MONTGOMERY GOVERNMENT RESERVE FUND
                 MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND
                      MONTGOMERY INTERNATIONAL GROWTH FUND
                        MONTGOMERY EMERGING MARKETS FUND
                     MONTGOMERY INTERNATIONAL SMALL CAP FUND
              MONTGOMERY CALIFORNIA TAX-FREE INTERMEDIATE BOND FUND

--------------------------------------------------------------------------------

THE MONTGOMERY FUNDS(SM)
101 California Street
San Francisco, California 94111
(800) 572-FUND [3863]
www.montgomeryfunds.com

Invest wisely.(R)
Prospectus


October 31, 1998



TABLE OF CONTENTS
Fees and Expenses of the Funds                             3          How to Redeem an Investment in the Funds                  32
Financial Highlights                                       5          Exchange Privileges and Restrictions                      34
The Funds' Investment Objectives and Policies             12          Brokers and Other Intermediaries                          34
Portfolio Securities                                      17          How Net Asset Value Is Determined                         35
Other Investment Practices                                21          Dividends and Distributions                               35
Risk Considerations                                       23          Taxation                                                  36
Management of the Funds                                   25          General Information                                       36
How to Contact the Funds                                  29          Backup Withholding Instructions                           38
How to Invest in the Funds                                29          Glossary                                                  39


Each Fund's shares offered in this prospectus (the "Class P shares") are sold only through financial intermediaries and financial professionals at net asset value ("NAV") with no sales load, no commissions, and no redemption or exchange fees. The Class P shares are subject to a Rule 12b-1 distribution fee as described in this prospectus. The minimum initial investment in each Fund is $1,000, and subsequent investments must be at least $100. The Manager or the Distributor may waive these minimums.
See "How to Invest in the Funds."

Each Fund is a separate series of either The Montgomery Funds or The Montgomery Funds II, both open-end management investment companies managed by Montgomery Asset Management, LLC (the "Manager"), a subsidiary of Commerzbank AG. Funds Distributor, Inc., which is not affiliated with the Manager, is the distributor of the Funds (the "Distributor"). Each Fund has its own investment objective and policies designed to meet different investment goals. As with all mutual funds, attainment of each Fund's investment objective cannot be assured.

This prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing. Please read it and retain it for future reference. A Statement of Additional Information dated October 31, 1998, as may be revised, has been filed with the Securities and Exchange Commission (the "SEC"), is incorporated by this reference and is available without charge by calling (800) 572-FUND [3863]. If you are viewing the electronic version of this prospectus through an online computer service, you may request a printed version free of charge by calling (800) 572-FUND [3863].

The Internet World Wide Web site for The Montgomery Funds is www.montgomeryfunds.com. The Securities and Exchange Commission maintains a Web site (www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding The Montgomery Funds and The Montgomery Funds II.

An investment in the Funds is neither insured nor guaranteed by the U.S. government. There can be no assurance that Montgomery Government Reserve Fund will be able to maintain a stable net asset value of $1 per share.

Like all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The following eleven mutual funds (the "Funds") are offered in this Prospectus:


-------------------------------------------------------------------
Montgomery U.S. Equity Funds
-------------------------------------------------------------------
Growth Fund
-------------------------------------------------------------------
Small Cap Opportunities Fund
-------------------------------------------------------------------
Equity Income Fund
-------------------------------------------------------------------
Montgomery International and Global Equity Funds
-------------------------------------------------------------------
International Growth Fund
-------------------------------------------------------------------
International Small Cap Fund
-------------------------------------------------------------------
Emerging Markets Fund
-------------------------------------------------------------------
Montgomery Multi-Strategy Funds
-------------------------------------------------------------------
Select 50 Fund
-------------------------------------------------------------------
U.S. Asset Allocation Fund
-------------------------------------------------------------------
Montgomery U.S. Fixed-Income and Money Market Funds
-------------------------------------------------------------------
Short Duration Government Bond Fund
-------------------------------------------------------------------
Government Reserve Fund
-------------------------------------------------------------------
California Tax-Free Intermediate Bond Fund
-------------------------------------------------------------------

U.S. Equity Funds

Montgomery Growth Fund
Invests in U.S. companies of any size, but invests at least 65% of its total assets in those companies whose shares have a total stock market value (market capitalization) of at least $1 billion.

Montgomery Small Cap Opportunities Fund
Invests at least 65% of its total assets in stocks of U.S. companies with small market capitalizations. The Fund currently considers companies with market capitalizations of $1.5 billion or less to be small capitalization companies.

Montgomery Equity Income Fund
Invests   at  least   65%  of  its  total   assets   in  large   capitalization,
dividend-paying U.S. stocks.

International and Global Equity Funds

Montgomery International Growth Fund
Invests at least 65% of its total assets in the common stocks of companies outside the United States whose shares have a stock market value (market capitalization) of more than $1 billion.

Montgomery International Small Cap Fund
Invests at least 65% of its total assets in the stocks of companies outside the United States whose shares have a market value (market capitalization) of less than $1 billion.

Montgomery Emerging Markets Fund
Invests at least 65% of its total assets in the stocks of companies based in the world's developing economies.

Multi-Strategy Funds

Montgomery Select 50 Fund
Invests primarily in at least 50 different equity securities of companies of all sizes throughout the world.

Montgomery U.S. Asset Allocation Fund
A   fund-of-funds   that   allocates   its   investments   among   three   asset
classes--domestic   stocks,   fixed-income   securities,   and   cash   or  cash
equivalents--using funds from The Montgomery Funds family.

U.S. Fixed-Income and Money Market Funds

Montgomery Short Duration Government Bond Fund
Invests at least 65% of its total assets in short-term U.S. government securities, which may include Treasuries in addition to bonds and notes issued by government agencies such as the Federal Home Loan Bank, Government National
Mortgage   Association

(GNMA or "Ginnie Mae"), Federal National Mortgage Association (FNMA or "Fannie Mae") and Student Loan Marketing Association (SLMA or "Sallie Mae"). It seeks to maintain an average portfolio effective duration comparable to or less than three-year U.S. Treasury notes. It targets higher yields than money market funds generally, with less fluctuation in the value of its shares than long-term bond funds. This Fund does not maintain a stable net asset value of $1 per share.

Montgomery Government Reserve Fund
Invests  at  least  65%  of its  total  assets  in  short-term  U.S.  government securities, which may include bills, notes and bonds issued by government agencies such as the Federal Home Loan Bank, the Federal Farm Credit Bank, Federal National Mortgage Association (FNMA) and Student Loan Marketing Association (SLMA). It seeks to maintain a stable net asset value of $1 per share.

Montgomery California Tax-Free Intermediate Bond Fund
Invests at least 65% of its total assets in intermediate-term, investment-grade California municipal bonds. It does not maintain a stable net asset value of $1 per share. This Fund is available to California residents only.

The Funds offer other classes of shares to eligible investors. The other classes of shares may have different fees and expenses that may affect performance. For information concerning the other classes of shares not offered in this prospectus, call The Montgomery Funds at (800) 572-FUND [3863] or contact sales representatives or financial intermediaries who offer those classes.

Fees and Expenses of the Funds

Shareholder Transaction Expenses

An investor would pay the following charges when buying or redeeming shares of a
Fund:

  -----------------------------------------------------------------------------------------------------------------------------
                                    MAXIMUM SALES LOAD
   MAXIMUM SALES LOAD IMPOSED      IMPOSED ON REINVESTED        MAXIMUM DEFERRED         REDEMPTION FEES+     EXCHANGE FEES
          ON PURCHASES              DIVIDENDS (AND OTHER           SALES LOAD
                                      DISTRIBUTIONS)
  -----------------------------------------------------------------------------------------------------------------------------
              None                          None                        None                    None               None
  -----------------------------------------------------------------------------------------------------------------------------

      +Shareholders effecting redemptions via wire transfer may be required to pay fees, including a $10 wire fee that will be directly deducted from redemption proceeds. Shareholders who request redemption checks to be sent by Federal Express may be required to pay a $10 fee that will be directly deducted from redemption proceeds.

Annual Fund Operating Expenses (as a percentage of average net assets):

  -----------------------------------------------------------------------------------------------------------------------------
                                              MANAGEMENT      12b-1         OTHER EXPENSES            TOTAL FUND OPERATING
                                                FEES*         FEES*       (AFTER REIMBURSEMENT             EXPENSES
                                                                              UNLESS NOTED)*          (AFTER REIMBURSEMENT
                                                                                                         UNLESS NOTED)*
  -----------------------------------------------------------------------------------------------------------------------------
  U.S. Equity Funds
  -----------------------------------------------------------------------------------------------------------------------------
  Growth Fund                                    0.91%         0.25%              0.29%                       1.45%
  -----------------------------------------------------------------------------------------------------------------------------
  Small Cap Opportunities Fund                   1.20%         0.25%              0.30%                       1.75%
  -----------------------------------------------------------------------------------------------------------------------------
  Equity Income Fund                             0.60%         0.25%              0.25%                       1.10%
  -----------------------------------------------------------------------------------------------------------------------------
  International and Global Equity Funds
  -----------------------------------------------------------------------------------------------------------------------------
  International Growth Fund                      1.10%         0.25%              0.55%                       1.90%
  -----------------------------------------------------------------------------------------------------------------------------
  International Small Cap Fund                   1.25%         0.25%              0.65%                       2.15%
  -----------------------------------------------------------------------------------------------------------------------------
  Emerging Markets Fund                          1.08%         0.25%              0.57%                       1.90%
  -----------------------------------------------------------------------------------------------------------------------------
  Multi-Strategy Funds
  -----------------------------------------------------------------------------------------------------------------------------
  Select 50 Fund                                 1.23%         0.25%              0.57%                       2.05%
  -----------------------------------------------------------------------------------------------------------------------------
  U.S. Asset Allocation Fund                     0.00%         0.25%              1.30%**                     1.55%**
  -----------------------------------------------------------------------------------------------------------------------------
  U.S. Fixed-Income and Money Market Funds
  -----------------------------------------------------------------------------------------------------------------------------
  Short Duration Government Bond Fund            0.50%         0.25%              0.65%                       1.40%
  -----------------------------------------------------------------------------------------------------------------------------
  Government Reserve Fund                        0.30%         0.25%              0.23%                        .78%
  -----------------------------------------------------------------------------------------------------------------------------
  California Tax-Free Intermediate Bond Fund     0.50%         0.25%              0.20%***                    0.95%***
  -----------------------------------------------------------------------------------------------------------------------------

This table is intended to assist the investor in understanding the various expenses of each Fund. Operating expenses are paid out of a Fund's assets and are factored into the Fund's share price. Each Fund estimates that it will have the expenses listed (expressed as a percentage of average net assets) for the current fiscal year. Because Rule 12b-1 distribution charges are accounted for on a class-level basis (and not an individual shareholder-level basis), individual long-term investors in the Class P shares of the Funds may over time pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD"), even though all shareholders of that class in the aggregate will not.

      *Expenses for the Funds are based on actual expenses (excluding interest and tax expenses) and expense limitations for the fiscal year ended June 30, 1998, for the Class P shares (or, if no Class P shares were outstanding, for another class of shares, but adjusted to include the Rule 12b-1 fees). The total operating expenses paid by shareholders (including Rule 12b-1 fees and interest and tax expense and reductions by the Manager) for the fiscal year ended June 30, 1998, for the Class P shares were: Montgomery Equity Income Fund, 1.11% (0.26% other expenses);
      Montgomery  International  Growth  Fund,  1.91%  (0.56%  other  expenses);
      Montgomery International Small Cap Fund, 2.17% (0.67% other expenses); Montgomery Select 50 Fund, 2.06% (0.58% other expenses); and Montgomery California Tax-Free Intermediate Bond Fund, 0.94% (0.19% other expenses). The Manager will reduce its fees and may absorb or reimburse a Fund for certain expenses to the extent necessary to limit total annual Fund operating expenses (excluding interest and tax expenses) to the corresponding expense cap for that Fund. A Fund is required to reimburse the Manager for any reductions in the Manager's fee only during the three years following that reduction and only if such reimbursement can be achieved within the foregoing expense limits. The Manager generally seeks reimbursement for the oldest reductions and waivers before payment for fees and expenses for the current year. Absent reduction and including the Rule 12b-1 fees for the Class P shares, actual total Fund operating expenses for the period ended June 30, 1998 (annualized), would have been as follows: Montgomery Small Cap Opportunities Fund, 2.03% (0.58% other expenses); Montgomery Equity Income Fund, 1.63% (0.77% other expenses); Montgomery International Growth Fund, 2.38% (1.03% other expenses);
      Montgomery International Small Cap Fund, 2.78% (1.28% other expenses); Montgomery Select 50 Fund, 2.06% (0.58% other expenses); Montgomery U.S. Asset Allocation Fund, 1.81% (0.56% for the top fund of which 0.31% were other expenses plus 1.25% weighted average expenses for the underlying funds); Montgomery Short Duration Government Bond Fund, 1.98% (1.23% other expenses); and Montgomery California Tax-Free Intermediate Bond Fund, 1.44% (0.69% other expenses). See "Management of the Funds."
      ** In addition to the 0.56% (including the 0.25% 12b-1 fee) total operating expenses of the Fund, a shareholder also indirectly bears the Fund's pro rata share of the fees and expenses incurred by each underlying fund. The total expense ratio including indirect expenses for the fiscal year ended June 30, 1998, was 1.81%, calculated based on the Fund's total operating expense ratio (0.56%) plus a weighted average of the expense ratios of the underlying funds in which it is invested (1.25%). ***Expenses for Montgomery California Tax-Free Intermediate Bond Fund's Class P shares are estimated.

Example of Expenses for the Funds

Assuming, hypothetically, that each Fund's annual return is 5% and that its operating expenses are as set forth above, an investor buying $1,000 of a Fund's shares would have paid the following total expenses upon redeeming such shares:

-------------------------------------------------------------------------------------------------------------------------------
                                                            1 YEAR           3 YEARS           5 YEARS           10 YEARS
-------------------------------------------------------------------------------------------------------------------------------
U.S. Equity Funds
-------------------------------------------------------------------------------------------------------------------------------
Growth Fund                                                   $15              $46               $79               $173
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Opportunities Fund                                  $18              $55               $95               $205
-------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund                                            $11              $35               $60               $134
-------------------------------------------------------------------------------------------------------------------------------
International and Global Equity Funds
-------------------------------------------------------------------------------------------------------------------------------
International Growth Fund                                     $19              $60              $102               $221
-------------------------------------------------------------------------------------------------------------------------------
International Small Cap Fund                                  $22              $67              $115               $247
-------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund                                         $19              $60              $102               $221
-------------------------------------------------------------------------------------------------------------------------------
Multi-Strategy Funds
-------------------------------------------------------------------------------------------------------------------------------
Select 50 Fund                                                $21              $64              $110               $237
-------------------------------------------------------------------------------------------------------------------------------
U.S. Asset Allocation Fund                                    $16              $49               $84               $184
-------------------------------------------------------------------------------------------------------------------------------
U.S. Fixed-Income and Money Market Funds
-------------------------------------------------------------------------------------------------------------------------------
Short Duration Government Bond Fund                           $14              $44               $76               $167
-------------------------------------------------------------------------------------------------------------------------------
Government Reserve Fund                                       $8               $25               $43                $96
-------------------------------------------------------------------------------------------------------------------------------
California Tax-Free Intermediate Bond Fund                    $10              $30               $52               $116
-------------------------------------------------------------------------------------------------------------------------------

This example is to show the effect of expenses. This example does not represent past or future expenses or returns. Actual expenses and returns may vary.

Financial Highlights

Selected Per-Share Data and Ratios

The following financial information for the period ended June 30, 1998, was audited by PricewaterhouseCoopers LLP, whose report, dated August 14, 1998, appears in the 1998 Annual Report of the Funds. The following financial information for the periods ended June 30, 1992, through June 30, 1997, was audited by other independent accountants. The financial information for periods indicated with the note "R" relates to another class of shares of the Funds not subject to the Class P Rule 12b-1 fees because Class P shares were not offered during those periods.

                                                                           GROWTH FUND

                                                                       FISCAL YEAR ENDED JUNE 30
SELECTED PER-SHARE DATA FOR THE YEAR ENDED:                1998##     1997##    1996(a)   1995R       1994(a)R
Net Asset Value--Beginning of Period                      $23.12     $21.94    $19.22    $ 15.27     $ 12.00
Net investment income/(loss)                                0.11       0.09      0.03       0.12        0.04
Net realized and unrealized gain on investments             3.55       3.96      2.69       3.91        3.31++
Net increase/(decrease) in net assets resulting             3.66       4.05      2.72       4.03        3.35
  from investment operations
Distributions:
  Dividends from net investment income                     (0.09)     (0.10)      --       (0.07)      (0.01)
  Distributions from net realized capital gains            (2.92)     (2.77)      --       (0.07)        --
  Distributions in excess of net realized                    --         --        --         --        (0.07)
    capital gains
Total distributions                                        (3.01)     (2.87)      --       (0.14)      (0.08)
Net Asset Value--End of Period                            $23.77     $23.12    $21.94    $ 19.16     $ 15.27
Total Return**                                             17.09%     20.41%    14.15%     26.53%      27.98%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)                         $198       $ 212     $ 82      $878,776    $149,103
Ratio of net investment income/(loss) to average            0.46%      0.44%     0.53%+     0.98%       1.09%+
  net assets
Net investment income/(loss) before deferral of           $ 0.11        --        --         --      $  0.03
  fees by Manager
Portfolio turnover rate                                    53.68%     61.10%    18.14%    128.36%     110.65%
Expense ratio including interest and tax expense            1.45%      1.52%     1.60%+     1.50%       1.49%+
Expense ratio before deferral of fees by                    1.45%       --        --         --         1.79%+
  Manager, including interest and tax expense
Expense ratio excluding interest and tax expense            1.44%       --        --         --          --

  (a) The Growth Fund's Class R and Class P shares commenced operations on September 30, 1993, and January 12, 1996, respectively.
  **  Total return represents aggregate total return for the periods indicated.
  +   Annualized.
  ++ The amount shown in this caption for each share outstanding throughout the period may not be in accord with the net realized and unrealized gain/(loss) for the period because of the timing of purchases and withdrawal of shares in retaliation to the fluctuating market values of the portfolio.
  ## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, as the use of the undistributed income method did not accord with the results of operations.

                                       5


                                                               Small Cap                          Equity Income Fund
                                                             Opportunities Fund

  SELECTED PER-SHARE DATA FOR THE YEAR ENDED:          FISCAL YEAR ENDED JUNE 30               FISCAL YEAR ENDED JUNE 30
                                                      1998##   1997(a)   1996(a)##R      1998       1997##    1996(b) 1995(b)R
  Net Asset Value--Beginning of Period                $17.53    $14.37      $12.00      $17.90   $16.09     $15.66     $12.00
  Net investment income/(loss)                         (0.25)    (0.11)       0.02        0.38     0.44       0.08       0.31
  Net realized and unrealized gain/(loss) on            2.03      3.27        3.78++      2.27     3.35       0.35       1.38
  investments
  Net increase/(decrease) in net assets resulting       1.78      3.16        3.80        2.65     3.79       0.43       1.69
    from investment operations
  Distributions:
    Dividends from net investment income                --      (0.00)#       --         (0.39)   (0.42)      --        (0.31)
    Distributions in excess of net investment           --        --          --           --        --       --         --
      income
    Distributions from net realized capital gains      (0.42)     --          --         (1.91)   (1.56)      --         --
  Total distributions                                  (0.42)   (0.00)#       --         (2.30)   (1.98)      --        (0.31)
  Net Asset Value--End of Period                      $18.89    $17.53      $15.80      $18.25   $17.90     $16.09     $13.38
  Total Return**                                       10.26%    22.09%      31.67%      15.49%   25.64%      2.75%     14.26%
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000s)                   $   10    $    9     $136,140     $ 2,719  $ 868     $  2        $ 6,383
  Ratio of net investment income/(loss) to             (1.30)%   (1.11)%+     0.23%+      2.07%    2.68%      2.78%+     4.06%+
    average net asset
  Net investment income/(loss) before deferral of     $(0.30)   $(0.14)     $(0.04)      $0.28    $0.34      $0.06      $0.13
    fees by Manager
  Portfolio turnover rate                              82.47%   154.50%      81.29%      68.23%   62.31%     89.77%     29.46%
  Expense ratio including interest and tax expense      1.75%     1.75%+      1.50%+      1.11%    --         --         --
  Expense ratio before deferral of fees by              2.03%     2.00%+      2.16%+      1.63%    1.71%      1.70%+     3.16%+
    Manager, including interest and tax expense
  Expense ratio excluding interest and tax expense      1.75%     --          --          1.10%    1.11%      1.10%+     0.84%+

(a) The Small Cap Opportunities Fund's Class R shares and Class P shares commenced operations on December 29, 1995, and July 29, 1996, respectively.
(b) The Equity Income Fund's Class R shares and Class P shares commenced operations on September 30, 1994, and March 12, 1996, respectively.
(c) The International Growth Fund's Class P shares commenced operations on March 12, 1996.
(d) The International Small Cap Fund's Class R shares and Class P shares commenced operations on September 30, 1993, and June 9, 1997, respectively.

         International Growth Fund                                   International Small Cap Fund

          FISCAL YEAR ENDED JUNE 30                                   FISCAL YEAR ENDED JUNE 30
   1998##         1997##            1996(c)        1998##         1997(d)        1996R          1995R      1994(d)R
 $16.22          $15.31             $13.66         $17.16         $16.96         $11.75         $12.02     $12.00
  (0.01)           0.05               0.00#         (0.05)          0.00#          0.03           0.12       0.00#
   3.50            2.54               1.65           0.30           0.20           3.10          (0.39)      0.02
   3.49            2.59               1.65           0.25           0.20           3.13          (0.27)      0.02

   --              --                 --             --             --            (0.02)         (0.00)#     --
  (0.00)#          --                 --            (0.09)          --             --             --         --
  (1.07)          (1.68)              --            (2.19)          --             --             --         --
  (1.07)          (1.68)              --            (2.28)          --            (0.02)         (0.00)#     --
 $18.64          $16.22             $15.31         $15.13         $17.16         $14.86         $11.75     $12.02
  23.03%          19.13%             12.08%          4.13%          1.18%         26.68%         (2.23)%     0.17%

 $ 5             $ 5                $ 1            $ 5            $ 15           $41,640        $28,516    $34,555
  (0.03)%          0.32%              0.01%+        (0.28)%        (0.59)%+        0.20%          0.95%      0.04%+
 $(0.08)         $(0.06)            $(0.05)        $(0.16)        $(0.01)        $(0.08)         $0.05     $(0.02)
 127.13%          95.02%             238.91%       110.58%         84.91%        177.36%        156.13%    123.50%
   1.91%           --                 --             2.17%          --             1.96%          1.91%      1.99%+
   2.38%           2.62%              3.16%+         2.78%          2.85%+         2.76%          2.50%      2.32%+
   1.90%           1.91%              1.90%+         2.15%          2.15%+         1.90%          1.90%      1.90%+

  ** Total return represents aggregate total return for the periods indicated.
  +  Annualized.
  ++ The amount shown in this caption for each share outstanding throughout the period may not be in accord with the net realized and unrealized gain/(loss) for the period because of the timing of purchases and withdrawal of shares in relation to the fluctuating market values of the portfolio.
  #  Amount represents less than $0.01 per share.
  ## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, as the use of the undistributed income method did not accord with the results of operations.


                                                                                 Emerging Markets Fund

                                                                               FISCAL YEAR ENDED JUNE 30,
SELECTED PER-SHARE DATA FOR THE YEAR ENDED:              1998        1997       1996(a)     1995##R    1994R      1993R    1992(a)R
  Net Asset Value--Beginning of Period                  $16.77      $14.19     $12.62      $13.68     $11.07      $9.96    $10.00
  Net investment income/(loss)                            0.03        0.06       0.01        0.03      (0.03)      0.07      0.03
    Net realized and unrealized gain/(loss) on           (6.61)       2.58       1.56        0.25++     2.92       1.05     (0.07)
  investments
  Net increase/(decrease) in net assets resulting        (6.58)       2.64       1.57        0.28       2.89       1.12     (0.04)
    from investment operations
  Distributions:
    Dividends from net investment income                 (0.12)      (0.06)      --          --         --        (0.01)     --
    Distributions in excess of net investment             --          --         --          --         --         --        --
      income
    Distributions from net realized capital gains        (0.33)       --         --         (0.42)     (0.28)     (0.00)#    --
    Distributions in excess of net realized               --          --         --         (0.37)      --         --        --
      capital gains
    Distributions from capital                            --          --         --          --         --         --        --
  Total distributions                                    (0.45)      (0.06)      --         (0.79)     (0.28)     (0.01)     --
  Net Asset Value--End of Period                         $9.74      $16.77     $14.19      $13.17     $13.68     $11.07     $9.96
  Total Return**                                        (39.75)%     18.62%     12.44%       1.40%     26.10%     11.27%    (0.40)%

  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000s)                      $413       $ 607      $ 2        $998,083   $654,960   $206,617   $54,625
  Ratio of net investment income/(loss) to average        0.30%       0.23%      0.33%+      0.23%     (0.14)%     0.66%     1.70%+
    net assets
  Net investment income/(loss) before deferral of        $0.03        --         --          --         --        $0.06     $0.01
    fees by Manager
  Portfolio turnover rate                                96.76%      83.08%    109.92%      92.09%     63.79%     21.40%     0.19%
  Expense ratio including interest and tax expense        1.90%       --         --          --         --         --        --
  Expense ratio before deferral of fees by                1.90%       --         --          --         --         1.93%     2.80%+
    Manager, including interest and tax expense
  Expense ratio excluding interest and tax expense        1.85%       1.92%      1.97%+      1.80%      1.85%      1.90%     1.90%+

(a) The Emerging Markets Fund's Class R shares and Class P shares commenced operations on March 1, 1992, and March 12, 1996, respectively.
(b) The Select 50 Fund's Class R shares and Class P shares commenced operations on October 2, 1995, and December 12, 1996, respectively.
(c) The U.S. Asset Allocation Fund's Class R shares and Class P shares commenced operations on March 31, 1994, and January 2, 1996, respectively.
(d) The Short Duration Government Bond Fund's Class R shares and Class P shares commenced operations on December 18, 1992, and March 12, 1996, respectively.

        Select 50 Fund                   U.S. Asset Allocation Fund                    Short Duration Government Bond Fund

  FISCAL YEAR ENDED JUNE 30,               FISCAL YEAR ENDED JUNE 30,                       FISCAL YEAR ENDED JUNE 30,
   1998## 1997(b)## 1996(b)R     1998    1997##   1996(c)   1995R   1994(c)R       1998     1997##   1996(d)   1995R   1994(d)R
    $19.98   $15.89    $12.00   $19.89    $19.33    $17.86    $12.24  $12.00         $9.99    $9.92     $9.98     $9.80  $10.23
      0.09    (0.02)     0.06     1.62      0.43      0.09      0.25    0.06          0.61     0.59      0.16      0.62    0.61
      2.46     4.11      4.45     1.01      2.13      1.38      4.11    0.18          0.12     0.06     (0.05)     0.16   (0.34)
      2.55                        2.63                1.47      4.36    0.24          0.73     0.65      0.11      0.78    0.27
               4.09      4.51               2.56

      --       --       (0.04)   (0.84)    (0.34)     --       (0.17)   --           (0.57)   (0.58)    (0.17)    (0.62)  (0.56)
      --       --        --      (0.74)     --        --        --      --            --      (0.00)#    --        --      (0.07)
     (1.85)    --        --      (1.83)    (1.66)     --       (0.10)   --            --       --        --        --      --
      --       --       (0.01)    --        --        --        --      --            --       --        --        --      (0.07)
      --       --        --        --       --        --        --      --            --       --        --       (0.01)   --
     (1.85)    --       (0.05)   (3.41)    (2.00)     --       (0.27)   --           (0.57)   (0.58)    (0.17)    (0.63)  (0.70)
    $20.68   $19.98    $16.46   $19.11    $19.89    $19.33    $16.33  $12.24        $10.15    $9.99     $9.92     $9.95   $9.80
     14.12%   25.74%    37.75%   14.53%    14.35%     8.23%    35.99%   2.00%         7.34%    6.69%     1.12%     8.28%   2.49%


     $52      $9       $77,955   $71       $74       $43      $60,234  $1,548        $3       $0         $1      $17,093 $21,937
      0.34%   (0.21)%+   0.42%+   2.85%     2.30%     1.60%+    3.43%   2.54%+        5.58%    5.62%     5.63%+    6.41%   5.93%
     $0.09   $(0.03)    $0.02    $1.59     $0.42     $0.08     $0.19   (0.11)         0.55    $0.54     $0.14     $0.54   $0.51
    151.43%  157.93%   105.98%   84.23%   168.51%   225.91%    95.75% 190.94%       502.23%  450.98%   349.62%   284.23% 603.07%
      2.06%    --        --       0.51%     1.68%     1.67%+            1.43%+        1.40%    1.80%     1.80%+    1.38%   0.71%
                                                                1.31%
      2.06%    2.17%+    2.11%+   0.56%     1.74%     1.80%+    2.07%   9.00%+        1.98%    2.30%     2.56%+    2.23%   1.75%
      2.05%    2.07%+    1.80%+   0.50%     1.56%     1.55%+    1.30%   1.30%+        0.53%    0.85%     0.85%+    0.47%   0.25%

  **  Total return represents aggregate total return for the periods indicated.
  +   Annualized.
  ++ The amount shown in this caption for each share outstanding throughout the period may not be in accord with the net realized and unrealized gain/(loss) for the period because of the timing of purchases and withdrawal of shares in retaliation to the fluctuating market values of the portfolio.
  #   Amount represents less than $0.01 per share.
  ## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, as the use of the undistributed income method did not accord with the results of operations.



                                                            California Tax-Free Intermediate Bond Fund

                                                                    FISCAL YEAR ENDED JUNE 30,
                                                         1998R     1997R      1996R      1995R     1994(a)R
  Net Asset Value--Beginning of Period                  $12.53     $12.23    $12.04     $11.79      $12.00
  Net investment income                                   0.51       0.53      0.54       0.44        0.41
  Net realized and unrealized gain/(loss) on              0.33       0.30      0.19       0.25       (0.21)
    investments
  Net increase in net assets resulting from               0.84       0.83      0.73       0.69        0.20
    investment operations
  Distributions:
    Dividends from net investment income                 (0.51)     (0.53)    (0.54)     (0.44)      (0.41)
    Dividends in excess of net investment income          --         --        --        (0.00)#      --
    Dividends from net realized capital gains             --         --        --         --          --
  Total distributions                                    (0.51)     (0.53)    (0.54)     (0.44)      (0.41)
  Net Asset Value--End of Period                        $12.86     $12.53    $12.23     $12.04      $11.79
  Total Return**                                          6.85%      6.91%     6.11%      6.03%       1.65%

  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000s)                     $35,667    $21,681   $13,948     $5,153     $11,556
  Ratio of net investment income to average net           4.03%      4.27%     4.34%      3.71%       3.44%+
    assets
  Net investment income before deferral of fees by       $0.44      $0.47     $0.43      $0.34       $0.25
    Manager
  Portfolio turnover rate                                42.36%     25.60%    58.11%     37.93%      77.03%
  Expense ratio including interest and tax expense        0.69%      0.68%     0.61%      0.56%       0.23%+
  Expense ratio before deferral of fees by Manager,
    including interest and tax expense                    1.19%      1.18%     1.43%      1.41%       1.63%+
  Expense ratio excluding interest and tax expense        0.68%      --        --         --          --

(a) The California Tax-Free Intermediate Bond Fund's Class R shares commenced operations on July 1, 1993.
(b) The Government Reserve Fund's Class R shares and Class P shares commenced operations on September 14, 1992, and March 12, 1996, respectively.
**   Total return represents aggregate total return for the periods indicated.
+    Annualized.
#    Amount represents less than $0.01 per share.
###  Amount represents less than $0.001 per share.

                                       10

                      Government Reserve Fund

                     FISCAL YEAR ENDED JUNE 30,
   1998         1997        1996(b)        1995R         1994(b)R
   $1.00       $1.00         $1.00        $1.00           $1.00
    0.049       0.048         0.014        0.049           0.029
    0.000###    0.000###      0.000###     0.000###        0.000###
    0.049       0.048         0.014        0.049           0.029

   (0.049)     (0.048)       (0.014)      (0.049)         (0.029)
    --          --            --           --              --
    --          --            --           --              --
   (0.049)     (0.048)       (0.014)      (0.049)         (0.029)
   $1.00       $1.00         $1.00        $1.00           $1.00
    5.00%       4.88%         1.38%        4.97%           2.96%


    --          --           $1         $258,956        $211,129
    4.90%       4.68%         4.91%+       4.92%           2.99%
   $0.049      $0.048        $0.013       $0.047          $0.028
    --          --            --           --              --
    0.78%       --            --           0.63%           --
                0.87%         0.99%+       0.79%           0.71%
    0.73%
    0.78%       0.85%         0.85%+       0.60%           0.60%

The Funds' Investment Objectives and Policies

The investment objective and general investment policies of each Fund are described below. Specific portfolio securities that may be purchased by the Funds are described in "Portfolio Securities." Specific investment practices that may be employed by the Funds are described in "Other Investment Practices." Certain risks associated with investing in the Funds are described in those sections as well as in "Risk Considerations." Certain terms used in this prospectus are defined in the Glossary at the end of this prospectus.


Summary Comparison of Funds

-------------------------------------------------------------------------------------------------------------------------------
                                       ANTICIPATED          MAXIMUM                                      TYPICAL MARKET
                                         EQUITY              DEBT                                      CAPITALIZATION OF
                                        EXPOSURE            EXPOSURE             FOCUS                PORTFOLIO COMPANIES
-------------------------------------------------------------------------------------------------------------------------------
U.S. Equity Funds
-------------------------------------------------------------------------------------------------------------------------------
Growth Fund                             65 to 100%           35%         Growth                        More than $1 billion
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Opportunities Fund            65 to 100%           35%         Small-cap                    Less than $1.5 billion
-------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund                      65 to 100%           35%         Large-cap dividend            More than $1 billion
-------------------------------------------------------------------------------------------------------------------------------
                                            International and Global Equity Funds
-------------------------------------------------------------------------------------------------------------------------------
International Growth Fund               65 to 100%           35%         Foreign growth                More than $1 billion
-------------------------------------------------------------------------------------------------------------------------------
International Small Cap Fund            65 to 100%           35%         Foreign small-cap             Less than $1 billion
-------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund                   65 to 100%           35%         Foreign emerging growth             Any size
-------------------------------------------------------------------------------------------------------------------------------
                                                     Multi-Strategy Funds
-------------------------------------------------------------------------------------------------------------------------------
Select 50 Fund                          65 to 100%           35%         Capital appreciation                Any size
-------------------------------------------------------------------------------------------------------------------------------
U.S. Asset Allocation Fund              20 to 80%         20 to 80%      U.S. balanced                       Any size
-------------------------------------------------------------------------------------------------------------------------------
                                           U.S. Fixed-Income and Money Market Funds
-------------------------------------------------------------------------------------------------------------------------------
Short Duration Government Bond Fund         0%               100%        Total return                          N/A
-------------------------------------------------------------------------------------------------------------------------------
Government Reserve Fund                     0%               100%        Income                                N/A
-------------------------------------------------------------------------------------------------------------------------------
California Tax-Free Intermediate            0%               100%        California tax-free income            N/A
   Bond Fund
-------------------------------------------------------------------------------------------------------------------------------


U.S. Equity Funds

Montgomery Growth Fund ("Growth Fund")
The investment objective of the Growth Fund is to seek long-term capital appreciation by investing in growth-oriented U.S. companies of any size. The Fund may invest in U.S. companies of any size, but invests at least 65% of its total assets in those companies whose shares have a total stock market value (market capitalization) of at least $1 billion.

The Fund's strategy is to identify well-managed U.S. companies whose share prices appear to be undervalued relative to the firms' growth potential. The Manager rigorously analyzes each prospective holding by subjecting them to the following three steps of its investment process: (1) identify companies with improving business fundamentals, (2) in-depth analysis of the company's current business and future prospectus, and (3) analyze the company's price to determine whether its growth prospects have been discovered by the market.

Montgomery Small Cap Opportunities Fund ("Small Cap Opportunities Fund")
The investment objective of the Small Cap Opportunities Fund is to seek long-term capital appreciation by investing in growth-oriented U.S. small-cap companies. The Fund invests at least 65% of its total assets in the stocks of U.S. companies whose shares have a total stock market value (market capitalization) of $1.5 billion or less.

The Fund's strategy is to identify well-managed U.S. companies whose share prices appear to be undervalued relative to their growth potential. The Manager rigorously analyzes each prospective holding by subjecting them to the following three steps of its investment process: (1) identify companies with improving business fundamentals, (2) in-depth analysis of the company's current business and future prospectus, and (3) analyze the company's price to determine whether its growth prospects have been discovered by the market.

Montgomery Equity Income Fund ("Equity Income Fund")
The investment objective of the Equity Income Fund is to seek current income and long-term capital appreciation while striving to minimize portfolio volatility by investing in large, dividend-paying U.S. companies. The Fund seeks to provide a greater yield than the average yield of Standard & Poor's 500 Composite Price Index stocks by investing at least 65% of its total assets in dividend-paying stocks of large U.S. companies.

The Fund's strategy is to identify mature companies that have a history of paying regular dividends to shareholders and offer a dividend yield well above their historical average and/or the market's average. (Dividend yield is calculated by dividing the dividend a company pays out per share of common stock by the stock market price of those shares.) The Fund typically invests in companies for two to four years. The Manager will usually begin to reduce the Fund's position in a company as its share price moves up and its dividend yield drops to the lower end of its historical range. The Manager may also pare back or sell the Fund's position in a company that reduces or eliminates its dividend, or if it believes that the company is about to do so.

Although the Fund normally invests more than 65% of its assets in income-producing equity securities as described above, under normal market conditions it may invest up to 35% of its total assets in investment-grade debt instruments. In addition, the Fund may invest up to 20% of its total assets in the equity or debt securities of non-U.S. issuers. See "Portfolio Securities."

International and Global Equity Funds

Montgomery International Growth Fund ("International Growth Fund")
The investment objective of the International Growth Fund is to seek long-term capital appreciation by investing in medium- and large-cap companies in developed stock markets outside the United States.

The Fund invests at least 65% of its total assets in the common stocks of companies outside the United States whose shares have a stock market value (market capitalization) of more than $1 billion. The Fund currently concentrates its investments in the stock markets of western Europe, particularly the United Kingdom, France, Germany, Italy and the Netherlands, as well as developed markets in Asia, such as Japan and Hong Kong. The Fund typically invests in at least three countries outside the United States, with no more than 40% of its assets in any one country.

The Manager seeks well-managed companies that its believes will be able to increase their sales and corporate earnings on a sustained basis. In addition, the Manager must consider the shares of these companies to be under- or reasonably valued relative to their long-term prospects. The Manager favors companies that it believes have a competitive advantage, offer innovative products or services and may profit from such trends as deregulation and privatization. On a strategic basis, the Fund's assets may be allocated among countries in an attempt to take advantage of market trends. The Fund's portfolio managers and analysts frequently travel to the countries in which the Fund invests or may invest to gain firsthand insight into the economic, political and social trends that affect investments in those countries.

The Fund may invest substantially in securities denominated in one or more foreign currencies. The Manager uses its financial expertise and research capabilities in markets throughout the world in attempting to identify those countries, currencies and companies providing the greatest potential for long-term growth. The Fund also will strategically allocate assets among countries based on fundamental and quantitative research. See "Risk Considerations."

Montgomery International Small Cap Fund (the "International Small Cap Fund")
The investment objective of the International Small Cap Fund is to seek long-term capital appreciation by investing in small-cap companies in developed stock markets outside the United States.

The Fund invests at least 65% of its total assets in the stocks of companies outside the United States whose shares have a market value (market capitalization) of less than $1 billion. The Manager typically invests most of the Fund's assets in the developed stock markets of western Europe and Asia, particularly the United Kingdom, France, Germany, Italy, Sweden and Japan. The Fund invests in at least three different countries outside the United States, with no more than 40% of its assets in any one country.

The Fund's Manager seeks well-managed, small-cap companies that it believes will be able to increase their sales and corporate earnings on a sustained basis. In addition, the Manager must consider the shares of these companies to be under-or reasonably valued relative to their long-term prospects. The Manager favors companies that it believes have a competitive advantage, offer innovative products or services and may profit from such trends as deregulation and privatization. On a strategic basis, the Fund's assets may be allocated among countries in an attempt to take advantage of market trends. The Fund's portfolio manager and analysts frequently travel to the countries in which the Fund invests or may invest to gain firsthand insight into the economic, political and social trends that affect investments in those countries.

The Fund may invest substantially in securities denominated in one or more foreign currencies. The Manager uses it financial expertise and research capabilities in markets throughout the world in attempting to identify those countries, currencies and companies providing the greatest potential for long-term growth. The Fund also will strategically allocate assets among countries based on fundamental and quantitative research. See "Risk Considerations."

Montgomery Emerging Markets Fund ("Emerging Markets Fund")
The investment objective of the Emerging Markets Fund is to seek long-term capital appreciation by investing in companies based or operating primarily in developing economies throughout the world.

The Fund invests at least 65% of its total assets in the stocks of companies based in the world's developing economies. The Fund typically maintains investments in at least six of these countries at all times, with no more than 35% of its assets in any single one of them. These may include:

* Latin America: Argentina, Brazil, Chile, Colombia, Costa Rica, Jamaica, Mexico, Peru, Trinidad and Tobago, Uruguay and Venezuela
* Asia: Bangladesh, China/Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan, Thailand and Vietnam
* Europe: Czech Republic, Greece, Hungary, Kazakhstan, Poland, Portugal, Romania, Russia, Slovakia, Slovenia, Turkey and Ukraine
*    Middle East: Israel and Jordan
* Africa: Egypt, Ghana, Ivory Coast, Kenya, Morocco, Nigeria, South Africa, Tunisia and Zimbabwe

The Fund's strategy combines computer-based screening techniques with in-depth financial review and on-site analysis of companies, countries and regions to identify potential investments. The Fund's portfolio managers and analysts frequently travel to the emerging markets to gain firsthand insight into the economic, political and social trends that affect investments in those countries. These techniques help determine in which stocks and countries the Fund will invest. The Manager strives to keep the Fund well diversified across individual stocks, industries and countries to reduce its overall risk.

The Fund invests primarily in common stock, but also may invest in other types of equity and equity-derivative securities. It may invest up to 35% of its total assets in debt securities, including up to 5% in debt securities rated below investment grade. See "Portfolio Securities," "Risk Considerations" and the Appendix in the Statement of Additional Information.

The Fund may invest in certain debt securities issued by the governments of emerging markets countries that are, or may be eligible for, conversion into investments in emerging markets companies under debt conversion programs sponsored by such governments. The Fund deems securities that are convertible to equity investments to be equity-derivative securities. See "Portfolio Securities."

Multi-Strategy Funds

Montgomery Select 50 Fund ("Select 50 Fund")
The investment objective of the Select 50 Fund is to seek long-term capital appreciation by investing in approximately 10 companies from each of five different investment disciplines, for a total of 50 securities.

Five of Montgomery's portfolio management teams select 10 stocks that they believe may offer the greatest capital appreciation potential from their respective areas of expertise. These currently include:

*    U.S. growth
*    U.S. emerging growth
*    U.S. equity income
*    International equity
*    Emerging markets

The result is a concentrated portfolio of at least 50 stocks that is allocated approximately equally among Montgomery's five equity disciplines and is well diversified with typically 60% allotted to U.S. securities of all capitalization ranges and 40% invested internationally. Kevin Hamilton, chairman of Montgomery's Oversight Committee, ensures that the portfolio remains diversified and performs other oversight responsibilities for the Fund. For details about the teams' individual strategies, please see the sections on the Montgomery Growth, Equity Income, International Growth and Emerging Markets Funds in this prospectus. See also "Portfolio Securities," "Risk Considerations" and the Appendix in the Statement of Additional Information.

Montgomery U.S. Asset Allocation Fund ("U.S. Asset Allocation Fund")
The investment objective of the U.S. Asset Allocation Fund is to seek to provide shareholders with high total return (consisting of both capital appreciation and income) while also seeking to reduce risk by actively allocating its assets among stocks, bonds and money market securities.

As a "fund-of-funds," the Montgomery U.S. Allocation Fund currently invests its assets in three underlying Montgomery Funds:

*     Montgomery Growth Fund, for U.S. equity exposure
*     Montgomery Total Return Bond Fund, for U.S. bond exposure
*     Montgomery Government Reserve Fund (a money market fund) for cash exposure

The Fund's total equity and bond exposure may both range from 20 to 80% of its assets. It may invest anywhere from 0 to 50% of its assets in a Montgomery money market fund. At times, The Fund may invest in other Montgomery Funds that have similar investment exposure to the Funds listed above.

The Fund's Manager regularly adjusts the proportion of assets allotted to the underlying portfolios in response to changing market conditions. The Manager uses a quantitative computer program to help determine what it believes is an optimal asset allocation for the Fund.


  ---------------------------------------------------------------------------------------------------------------
                                      U.S. Asset Allocation Fund Allocation
  ---------------------------------------------------------------------------------------------------------------
          INVESTMENT FOCUS               ANTICIPATED RANGE OF                  UNDERLYING FUND
                                          ASSET ALLOCATION
  ---------------------------------------------------------------------------------------------------------------
   U.S. stocks                                 20 to 80%             Growth Fund or other U.S. equity funds
                                                                     advised by the Manager
  ---------------------------------------------------------------------------------------------------------------
   Debt instruments                            20 to 80%             Total Return Bond Fund or other general
                                                                     investment-grade bond funds advised by the
                                                                     Manager
  ---------------------------------------------------------------------------------------------------------------
   Cash and cash equivalents                    0 to 50%            Government Reserve Fund
  ---------------------------------------------------------------------------------------------------------------

The Manager will implement its allocation strategy with the use of a quantitative risk model and computer optimization program. The Manager may temporarily increase the Fund's cash allocation from its set strategy in order to meet anticipated redemptions.

Characteristics of the Underlying Funds
The  characteristics  of the Growth  Fund and the  Government  Reserve  Fund are
discussed   elsewhere  in  this   prospectus.   The  following   summarizes  the
characteristics  of the Total Return Bond Fund and its investment  objective and policies.

  ------------------------------------------------------------------------------------------------------------------
                              ANTICIPATED      MAXIMUM                                   TYPICAL MARKET
                                EQUITY          DEBT            FOCUS               CAPITALIZATION OF PORTFOLIO
                               EXPOSURE       EXPOSURE                                     COMPANIES
  ------------------------------------------------------------------------------------------------------------------
  Total Return Bond Fund          0%             100%         Total return                     N/A
  ------------------------------------------------------------------------------------------------------------------

The investment objective of the Total Return Bond Fund is to seek maximum total return (which consists of both income and capital appreciation), consistent with preservation of capital and prudent investment management. Under normal conditions, the Fund seeks to achieve its objective by investing at least 65% (and typically more than 90%) of its total assets in a broad range of investment-grade bonds, including marketable corporate bonds, U.S. government securities, mortgage-related securities, other asset-backed securities, and cash or money market instruments. The Fund may also invest up to 20% of its assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of non-U.S. issuers. The portfolio securities that the Total Return Bond Fund may invest in, the other investment practices of the Total Return Bond Fund and the risks involved with an investment in the Total Return Bond Fund are similar to those of the Short Duration Government Bond Fund with the following exceptions:

* The Total Return Bond Fund may invest more than 10% of its total assets in stripped mortgage securities.
* It may use leverage even if, as a result, the Fund's portfolio duration would not be comparable to or less than that of three-year U.S. Treasury notes.
*    It may invest in forward currency contracts.
*    It may invest up to 20% of its net assets in non-U.S. securities.


As with the Short Duration Government Bond Fund, the portfolio turnover rate of the Total Return Bond Fund is expected to exceed 100% annually. See "Portfolio Securities," "Other Investment Practices" and "Risk Considerations."

Duration of the Total Return Bond Fund. The Total Return Bond Fund may purchase individual securities of any maturity. The Fund, however, seeks to maintain an average portfolio duration of between four and five and a half years.

U.S. Fixed-Income and Money Market Funds

Montgomery Short Duration Government Bond Fund ("Short Bond Fund")
The investment objective of the Short Duration Government Bond Fund is to seek maximum total return consisting of both income and capital appreciation, while striving to preserve shareholders' initial investment (principal) by investing in short-term U.S. government securities.

The Fund invests at least 65% of its total assets in short-term U.S. government securities, which may include Treasuries in addition to bonds and notes issued by government agencies such as the Federal Home Loan Bank, Government National Mortgage Association (GNMA or "Ginnie Mae"), Federal National Mortgage Association (FNMA or "Fannie Mae") and Student Loan Marketing Association (SLMA or "Sallie Mae").

The Fund may purchase  bonds of any  maturity,  but  generally  the  portfolio's overall interest rate sensitivity--duration--is comparable to that of a three-year Treasury note. Typically, a lower duration means that the bond or portfolio has less sensitivity to interest rates. The Fund invests in bonds that the Manager believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity.

The Fund is designed primarily for investors who seek higher yields than money market funds generally offer and are willing to accept nominal fluctuation in the value of the Fund's shares but who are not willing to accept the greater fluctuations that long-term bond funds might entail. This Fund is not appropriate for investors whose primary investment objective is absolute principal stability. Because the values of the securities in which the Fund invests generally change with interest rates, the value of its shares will fluctuate, unlike the value of the shares of a money market fund seeking to maintain a stable net asset value of $1 per share.

The Fund also may invest up to 35% of its total assets in cash, commercial paper and investment-grade debt securities, including corporate debt instruments and privately issued mortgage-related and asset-backed securities. The Fund also may invest in other investment companies investing primarily in U.S. government securities of appropriate duration. See "Portfolio Securities."

Duration of the Short Bond Fund. The Short Bond Fund may purchase individual securities of any maturity, and the dollar-weighted average maturity (or period until the next interest rate reset date) of its portfolio securities may exceed three years. The Fund, however, seeks to maintain an average portfolio duration comparable to or less than that of three-year U.S. Treasury notes.

Montgomery Government Reserve Fund ("Reserve Fund")

The investment objective of the Government Reserve Fund is to seek to provide shareholders with current income consistent with liquidity and preservation of capital by investing in short-term U.S. government securities.

The Fund invests at least 65% of its total assets in short-term U.S. government securities, which may include bills, notes and bonds issued by government agencies such as the Federal Home Loan Bank, the Federal Farm Credit Bank, Federal National Mortgage Association (FNMA) and Student Loan Marketing Association (SLMA).

The Fund invests in short-term U.S. government securities that the Manager believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity.

The Fund seeks to maintain a stable net asset value of $1 per share in compliance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Investment Company Act") and, pursuant to procedures adopted under such Rule, limits its investments to those U.S. government securities that the Board of Trustees (the "Board") determines present minimal credit risks and have remaining maturities, as determined under the Rule, of 397 calendar days or less. The Fund also maintains a dollar-weighted average maturity of the securities in its portfolio of 90 days or less.

Montgomery California Tax-Free Intermediate Bond Fund ("California Bond Fund")

The investment objective of the Tax-Free Intermediate Bond Fund is to seek to provide shareholders with maximum income exempt from federal and California state personal income taxes, while striving to preserve shareholders' initial investment (principal) by investing in intermediate-maturity California municipal bonds.

The Fund may purchase bonds of any maturity, but generally the portfolio's average dollar-weighted maturity ranges from 5 to 10 years. The Fund's Manager invests in California municipal bonds that it believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. Although the Fund concentrates its assets in California municipal bonds, the Manager strives to diversify the portfolio across sectors and issuers within that market.

The Fund is designed primarily for investors who seek higher yields than tax-free money market funds generally offer and are willing to accept some fluctuation in the Fund's share value but who are not willing to accept the greater fluctuations that long-term tax-free bond funds might entail. This Fund is not appropriate for investors whose primary investment objective is absolute principal stability. Because the values of the securities in which the Fund invests generally change with interest rates, the value of its shares will fluctuate, unlike shares of a money market fund, which seeks to maintain a stable net asset value of $1 per share. Consequently, the Fund seeks to reduce such fluctuations by managing the effective duration, and thus the interest risk, of its portfolio. (Effective duration is an indicator of a security's sensitivity to interest rate change. See duration in the Glossary.) Under normal conditions, the average dollar-weighted portfolio maturity of the Fund is expected to stay within a range of five to ten years. The Fund may invest in securities of any maturity, however. The Fund is not suitable for investors who cannot benefit from the tax-exempt character of its dividends, such as IRAs, qualified retirement plans or tax-exempt entities.

At least 80% of the value of the Fund's net assets must consist of California municipal securities that, at the time of purchase, are rated investment grade, that is, within the four highest ratings of municipal securities (AAA to BBB) assigned by Standard & Poor's Rating Group ("S&P") (Aaa to Baa) assigned by Moody's Investors Service, Inc. ("Moody's"), or (AAA to BBB) assigned by Fitch Investors Service, L.P. ("Fitch"); or have S&P's short-term municipal rating of SP-2 or higher, or a municipal commercial paper rating of A-2 or higher; Moody's short-term municipal securities rating of MIG-2 or higher, or VMIG-2 or higher or a municipal commercial paper rating of P-2 or higher; or have Fitch's short-term municipal securities rating of FIN-2 or higher or a municipal commercial paper rating of Fitch-2 or higher; or, if unrated by S&P, Moody's or Fitch, are deemed by the Manager to be of comparable quality, using guidelines approved by the Board, but not to exceed 20% of the Fund's net assets. Debt securities rated in the lowest category of investment-grade debt may have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than is the case with higher-grade bonds. There is no assurance that any municipal issuer will make full payments of principal and interest or remain solvent, however. For a description of the ratings, see the Appendix in the Statement of Additional Information. See also "Risk Considerations."

Under normal conditions, the Fund seeks to invest in California municipal securities to the greatest extent practicable, but it may invest in other municipal securities if, in the Manager's opinion, suitable California municipal securities are not available. The Fund may invest up to 20% of its net assets in cash, U.S. government securities and obligations of U.S. possessions, commercial paper and other eligible debt securities, including corporate debt instruments or instruments the interest from which is subject to the federal alternative minimum tax ("AMT") for individuals. Additionally, the Fund may invest up to 20% of its net assets in eligible municipal securities other than California municipal securities. From time to time, the Fund may invest more than 20% of its net assets in private activity bonds and industrial development bonds of issuers located in California.

Portfolio Securities

The following describes portfolio securities in which the Funds may invest. Investors in the U.S. Asset Allocation Fund should note that the portfolio securities of the U.S. Asset Allocation Fund consist of the portfolio securities of each of its Underlying Funds.

Equity Securities

The U.S. Equity Funds, the International and Global Equity Funds and the Select 50 Fund emphasize investments in common stocks. These Funds may also invest in other types of equity securities (such as preferred stocks or convertible securities) and equity-derivative securities.

Depositary Receipts, Convertible Securities and Securities Warrants

The U.S. Equity Funds, the International and Global Equity Funds and the Select 50 Fund may invest in ADRs, EDRs, GDRs and convertible securities which the Manager regards as a form of equity security. Each such Fund may also invest up to 5% of its net assets in warrants. (See Glossary for definitions.)

Privatizations

The International and Global Equity Funds and the Select 50 Fund believe that foreign governmental programs of selling interests in government-owned or -controlled enterprises ("privatizations") may represent opportunities for significant capital appreciation, and these Funds may invest in privatizations. The ability of U.S. entities, such as these Funds, to participate in privatizations may be limited by local law, and the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be successful.

Special Situations

The International and Global Equity Funds and the Select 50 Fund believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and similar vehicles (collectively, "special situations") could enhance their capital appreciation potential. These Funds also may invest in certain types of vehicles or derivative securities that represent indirect investments in foreign markets or securities in which it is impracticable for the Funds to invest directly.

Investments in special situations may be illiquid, as determined by the Manager based on criteria reviewed by the Board. These Funds do not invest more than 15% of their net assets in illiquid investments, including special situations.


Investment Companies

Each Fund may invest up to 10% (except for the U.S. Asset Allocation Fund which may invest up to 100%) of its total assets in shares of other investment companies (including closed-end funds and mutual funds), investing exclusively in securities in which it may otherwise invest. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the International and Global Equity Funds to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the Investment Company Act. The International and Global Equity Funds also may incur tax liability to the extent that they invest in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distributions to the Funds.
See the Statement of Additional Information.

The Funds do not intend to invest in other investment companies unless, in the Manager's judgment, the potential benefits exceed the associated costs. As a shareholder in an investment company, these Funds bear their ratable share of that investment company's expenses, including advisory and administration fees, resulting in an extra layer of fees for shareholders.


Debt Securities

All Funds may purchase debt securities that complement their objective of capital appreciation through anticipated favorable changes in relative foreign exchange rates, in relative interest rate levels or in the creditworthiness of issuers. Debt securities may constitute up to 35% of the U.S. Equity Funds', the International and Global Equity Funds' and the Select 50 Fund's total assets. In selecting debt securities, the Manager seeks out good credits and analyzes interest rate trends and specific developments that may affect individual issuers. As an operating policy, which may be changed by the Board, the International and Global Equity Funds and the Select 50 Fund may invest up to 5% of their total assets in debt securities rated lower than investment grade. Subject to this limitation, each of these Funds may invest in any debt security, including securities in default. After its purchase by a Fund, a debt security may cease to be rated or its rating may be reduced below that required for purchase by the Fund. A security downgraded below the minimum level may be retained if determined by the Manager and the Board to be in the best interests of the Fund. See "Risk Considerations."

Debt securities may also consist of participation certificates in large loans made by financial institutions to various borrowers, typically in the form of large unsecured corporate loans. These certificates must otherwise comply with the maturity and credit-quality standards of each Fund and will be limited to 5% of a Fund's total assets.

In addition to traditional corporate, government and supranational debt securities, each of the U.S. Equity Funds and the International and Global Equity Funds may invest in external (i.e., to foreign lenders) debt obligations issued by the governments, government entities and companies of emerging markets countries. The percentage distribution between equity and debt will vary from country to country, based on anticipated trends in inflation and interest rates; expected rates of economic and corporate profits growth; changes in governmental policy; stability, solvency and expected trends of government finances; and conditions of the balance of payments and terms of trade.

U.S.  Government Securities

All  Funds  may  invest  in  fixed-rate  and  floating-  or  variable-rate  U.S.
government securities. Certain of the obligations, including U.S. Treasury bills, notes and bonds, and mortgage-related securities of the Government National Mortgage Association (the "GNMA"), are issued or guaranteed by the U.S. government. Other securities issued by U.S. government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, for example those issued by the Federal Home Loan Bank; whereas others, such as those issued by the Federal National Mortgage Association (the "FNMA"), Farm Credit System and Student Loan Marketing Association, have an additional line of credit with the U.S. Treasury.

Short-term U.S. government securities generally are considered to be among the safest short-term investments. The U.S. government does not guarantee the net asset value of the Funds' shares, however. With respect to U.S. government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. government will provide support to such agencies or instrumentalities. Accordingly, such U.S. government securities may involve risk of loss of principal and interest.

Mortgage-Related Securities and Derivative Securities

The U.S. Fixed-Income and Money Market Funds may invest in mortgage-related securities. A mortgage-related security is an interest in a pool of mortgage loans and is considered a derivative security. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by the borrowers. Certain mortgage-related securities are subject to high volatility. These Funds use these derivative securities in an effort to enhance return and as a means to make certain investments not otherwise available to the Funds. See "Hedging and Risk Management Practices" under "Other Investment Practices" for a discussion of other reasons why these Funds invest in derivative securities.

Agency Mortgage-Related Securities

The Short Bond Fund, the Reserve Fund and the California Bond Fund may invest in agency mortgage-related securities. Currently the dominant issuers or guarantors of these securities are the GNMA, the FNMA and the Federal Home Loan Mortgage Corporation (the "FHLMC"). The GNMA creates pass-through securities from pools of government-guaranteed or -insured (Federal Housing Authority or Veterans Administration) mortgages. The FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. The principal and interest on GNMA pass-through securities are guaranteed by the GNMA and backed by the full faith and credit of the U.S. government. The FNMA guarantees full and timely payment of all interest and principal, and the FHLMC guarantees timely payment of the interest and ultimate collection of principal of its pass-through securities. Securities from the FNMA and FHLMC are not backed by the full faith and credit of the U.S. government but are generally considered to offer minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of U.S. government securities with comparable "lives" largely due to the risks associated with prepayment. See "Risk Considerations."

Adjustable rate mortgage securities ("ARMs") are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates determined in accordance with a predetermined interest rate index and which may be subject to certain limits. The adjustment feature of ARMs tends to lessen their interest rate sensitivity.

The U.S. Fixed-Income and Money Market Funds consider GNMA-, FNMA- and FHLMC-issued pass-through certificates, Collateralized Mortgage Obligations ("CMOs") and other mortgage-related securities to be U.S. government securities for purposes of their investment policies. The Reserve Fund does not invest in stripped mortgage securities, however, and the Short Bond Fund limits its stripped mortgage securities investments to 10% of total assets. The Short Bond Fund may invest in derivative securities known as "floaters" and "inverse floaters," the values of which vary in response to interest rates. These securities may be illiquid, and their values may be very volatile.

Privately Issued Mortgage-Related Securities/Derivatives

The Short Bond Fund may invest in mortgage-related securities offered by private issuers, including pass-through securities for pools of conventional residential mortgage loans; mortgage pay-through obligations and mortgage-backed bonds, which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs collateralized by mortgage-related securities issued by the GNMA, the FNMA or the FHLMC or by pools of conventional mortgages and multi-family or commercial mortgage loans.

Privately issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than U.S. government and agency mortgage-related securities, because they offer no direct or indirect governmental guarantees. Many issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal, however. The Short Bond Fund may purchase some mortgage-related securities through private placements that are restricted as to further sale. See illiquid securities in the Glossary. The value of these securities may be very volatile.

Structured Notes and Indexed Securities

The Funds may invest in structured notes and indexed securities. Structured notes are debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, the Manager analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.

Variable-Rate Demand Notes

The U.S. Fixed-Income and Money Market Funds may invest in variable-rate demand notes ("VRDNs").

Zero Coupon Bonds

The U.S. Fixed-Income and Money Market Funds may invest in zero coupon bonds. Zero coupon bond prices are highly sensitive to changes in market interest rates. The original issue discount on the zero coupon bonds must be included ratably in the income of the U.S. Fixed-Income and Money Market Funds as the income accrues even though payment has not been received. These Funds nevertheless intend to distribute an amount of cash equal to the currently accrued original issue discount, and this may require liquidating securities at times they might not otherwise do so and may result in capital loss. See "Tax Information" in the Statement of Additional Information.

Asset-Backed Securities

Each Fund may invest up to 5% (25% in the case of the Short Bond Fund) of its total assets in asset-backed securities. Like mortgage-related securities, these securities are subject to the risk of prepayment. See "Risk Considerations."


Other Investment Practices

The table below and the following sections summarize certain investment practices of the Funds, each of which may involve certain risks. The Glossary at the end of this prospectus briefly describes each of the investment techniques summarized below. The Statement of Additional Information, under the heading
"Investment Objectives and Policies of the Funds," contains more-detailed information about certain of these practices, including limitations designed to reduce risks.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   International and
                                                       U.S. Equity Funds                          Global Equity Funds
------------------------------------------------------------------------------------------------------------------------------------
                                                            Small Cap      Equity      International  International   Emerging
                                                Growth   Opportunities     Income         Growth        Small Cap      Markets
-----------------------------------------------------------------------------------------------------------------------------------
 Repurchase agreements(1)                        |X|           |X|           |X|            |X|           |X|            |X|
------------------------------------------------------------------------------------------------------------------------------------
 Reverse dollar roll transactions(1)
------------------------------------------------------------------------------------------------------------------------------------
 Borrowing not to exceed one-third of total      |X|           |X|           |X|            |X|           |X|            |X|
     Fund assets
------------------------------------------------------------------------------------------------------------------------------------
 Reverse repurchase agreements                   |X|           |X|           |X|            |X|           |X|            |X|
------------------------------------------------------------------------------------------------------------------------------------
 Dollar roll transactions
------------------------------------------------------------------------------------------------------------------------------------
 Leverage                                        |X|           |X|           |X|            |X|           |X|            |X|
------------------------------------------------------------------------------------------------------------------------------------
 Securities lending not to exceed 30% of total   |X|           |X|           |X|            |X|           |X|            |X|
     Fund assets
------------------------------------------------------------------------------------------------------------------------------------
 When-issued and forward commitment securities   |X|           |X|           |X|            |X|           |X|            |X|
------------------------------------------------------------------------------------------------------------------------------------
 Forward currency contracts4                     |X|           |X|           |X|            |X|           |X|            |X|
------------------------------------------------------------------------------------------------------------------------------------
 Purchase options on securities and currencies5  |X|           |X|           |X|            |X|           |X|            |X|
------------------------------------------------------------------------------------------------------------------------------------
 Purchase options on securities indices5         |X|           |X|           |X|            |X|           |X|            |X|
------------------------------------------------------------------------------------------------------------------------------------
 Write covered call options5                     |X|           |X|           |X|            |X|           |X|            |X|
------------------------------------------------------------------------------------------------------------------------------------
 Write covered put options5                      |X|           |X|           |X|            |X|           |X|            |X|
------------------------------------------------------------------------------------------------------------------------------------
 Interest rate futures contracts6                |X|           |X|           |X|            |X|           |X|            |X|
------------------------------------------------------------------------------------------------------------------------------------
 Futures and swaps and options on futures6       |X|           |X|           |X|            |X|           |X|            |X|
------------------------------------------------------------------------------------------------------------------------------------
 Equity swaps7                                   |X|           |X|           |X|            |X|           |X|            |X|
------------------------------------------------------------------------------------------------------------------------------------
 Illiquid securities (limited to 10% of Fund's
     net assets)
------------------------------------------------------------------------------------------------------------------------------------
 Illiquid securities (limited to 15% of Fund's   |X|           |X|           |X|            |X|           |X|            |X|
     net assets)
------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          U.S. Fixed-Income
                                                  Multi-Strategy                           and Money Market
                                                      Funds                                      Funds
-----------------------------------------------------------------------------------------------------------------------------------
                                                           U.S. Asset     Short Duration       Government    California Tax-Free
                                             Select 50     Allocation     Government Bond        Reserve      Intermediate Bond
-----------------------------------------------------------------------------------------------------------------------------------
 Repurchase agreements(1)                       |X|            *              |X|                  |X|              |X|
-----------------------------------------------------------------------------------------------------------------------------------
 Reverse dollar roll transactions(1)                           *              |X|                                   |X|
-----------------------------------------------------------------------------------------------------------------------------------
 Borrowing not to exceed one-third of total     |X|            *              |X|                  |X|              |X|
     Fund assets
-----------------------------------------------------------------------------------------------------------------------------------
 Reverse repurchase agreements                  |X|            *              |X|                  |X|              |X|
-----------------------------------------------------------------------------------------------------------------------------------
 Dollar roll transactions                                      *              |X|
-----------------------------------------------------------------------------------------------------------------------------------
 Leverage                                       |X|            *              |X|2                                  |X|
-----------------------------------------------------------------------------------------------------------------------------------
 Securities lending not to exceed 30% of total  |X|            *              |X|                  |X|              |X|
     Fund assets
-----------------------------------------------------------------------------------------------------------------------------------
 When-issued and forward commitment securities  |X|            *              |X|3                 |X|              |X|
-----------------------------------------------------------------------------------------------------------------------------------
 Forward currency contracts4                    |X|            *
-----------------------------------------------------------------------------------------------------------------------------------
 Purchase options on securities and currencies5 |X|            *              |X|                                   |X|
-----------------------------------------------------------------------------------------------------------------------------------
 Purchase options on securities indices5        |X|            *
-----------------------------------------------------------------------------------------------------------------------------------
 Write covered call options5                    |X|            *              |X|                                   |X|
-----------------------------------------------------------------------------------------------------------------------------------
 Write covered put options5                     |X|            *              |X|                                   |X|
-----------------------------------------------------------------------------------------------------------------------------------
 Interest rate futures contracts6               |X|            *              |X|                                   |X|
-----------------------------------------------------------------------------------------------------------------------------------
 Futures and swaps and options on futures6      |X|            *              |X|                                   |X|
-----------------------------------------------------------------------------------------------------------------------------------
 Equity swaps7                                  |X|            *              |X|                                   |X|
-----------------------------------------------------------------------------------------------------------------------------------
 Illiquid securities (limited to 10% of Fund's                 *                                   |X|
     net assets)
-----------------------------------------------------------------------------------------------------------------------------------
 Illiquid securities (limited to 15% of Fund's  |X|            *              |X|                                   |X|
     net assets)
-----------------------------------------------------------------------------------------------------------------------------------

(1) Under the Investment Company Act, repurchase agreements and reverse dollar roll transactions are considered loans by a Fund and must be fully collateralized by collateral assets. If the seller defaults on its obligations to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security.
(2) The Manager will not use leverage for the Short Bond Fund if, as a result, the Fund's portfolio duration would not be comparable to or less than that of three-year U.S. Treasury notes.
(3) The Fund also may enter into forward commitments to sell high-grade liquid debt securities it does not own at the time of entering such commitments.
(4) A Fund that may invest in forward currency contracts may not invest more than one-third of its assets in such contracts.

                                       21

(5) A Fund will not enter into any options on securities, securities indices, or currencies or related options (including options on futures) if the sum of the initial margin deposits and premiums paid for any such option or options would exceed 5% of its total assets, and it will not enter into options with respect to more than 25% of its total assets.
(6) A Fund does not enter into any futures contracts or related options if the sum of initial margin deposits on futures contracts, related options (including options on securities, securities indices and currencies) and premiums paid for any such related options would exceed 5% of its total assets. A Fund does not purchase futures contracts or related options if, as a result, more than one-third of its total assets would be so invested.
(7) A Fund that may invest in equity swaps may invest up to 10% of its total assets in such investment.
*    To the extent allowed in each Underlying Fund.

Borrowing

Subject to the limits set forth in the prospectus, the Funds may pledge their assets in connection with borrowings. A Fund will not purchase any securities while any borrowings exceed 10% of its total assets.


Defensive Investments and Portfolio Turnover

Notwithstanding its investment objective, each Fund may adopt up to a 100% cash or cash equivalent position for temporary defensive purposes to protect against erosion of its capital base. Depending upon the Manager's analysis of the various markets and other considerations, all or part of the assets of a Fund may be held in cash and cash equivalents (denominated in U.S. dollars or foreign currencies), such as U.S. government securities or obligations issued or guaranteed by the government of a foreign country or by an international organization designed or supported by multiple foreign governmental entities to promote economic reconstruction or development, high-quality commercial paper, time deposits, savings accounts, certificates of deposit, bankers' acceptances and repurchase agreements with respect to all of the foregoing. Such investments also may be made for temporary purposes pending investment in other securities and following substantial new investment in a Fund. A Fund may not attain its investment objective when it has made temporary defensive investments.


Portfolio securities are sold whenever the Manager believes it appropriate to further a Fund's investment objective or when it appears that a position of the desired size cannot be accumulated. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions, dealer markups and other transaction costs, and may result in the recognition of capital " for portfolio turnover information. Even when portfolio turnover exceeds 100% for a Fund, that Fund does not regard portfolio turnover as a limiting factor. Portfolio turnover in excess of 100% is considered high, increases brokerage costs incurred by a Fund and may cause recognition of gain by shareholders.

Hedging and Risk Management Practices

In seeking to protect against the effect of adverse changes in financial markets or against currency exchange rate or interest rate changes that are adverse to the present or prospective positions of the Funds, each of the Funds (except the Reserve Fund) may employ certain risk management practices using certain derivative securities and techniques (known as "derivatives"). Markets in some countries currently do not have instruments available for hedging transactions. To the extent that such instruments do not exist, the Manager may not be able to hedge its investment effectively in such countries. Furthermore, a Fund engages in hedging activities only when the Manager deems it to be appropriate, and does not necessarily engage in hedging transactions with respect to each investment.

Hedging transactions involve certain risks. Although a Fund may benefit from the use of hedging positions, unanticipated changes in interest rates or securities prices may result in poorer overall performance for a Fund than if it had not entered into a hedging position. If the correlation between a hedging position and a portfolio position is not properly protected, the desired protection may not be obtained and the Fund may be exposed to risk of financial loss. In addition, a Fund pays commissions and other costs in connection with such investments.

Investment Restrictions

The investment objective of each Fund is fundamental and may not be changed without shareholder approval but, unless otherwise stated, each Fund's other investment policies may be changed by its Trust's Board. If there is a change in the investment objective or policies of any Fund, shareholders should consider whether that Fund remains an appropriate investment in light of their then-current financial positions and goals. The Funds are subject to additional investment policies and restrictions described in the Statement of Additional Information, some of which are fundamental.

Each Fund has reserved the right, if approved by the Board, to convert in the future to a "feeder" fund that would invest all of its assets in a "master" fund having substantially the same investment objective, policies and restrictions. At least 30-days' prior written notice of any such action would be given to all shareholders if and when such a proposal is approved, although no such action has been proposed as of the date of this prospectus.

Risk Considerations

The following describes certain risks involved with investing in the Funds. Investors in the U.S. Asset Allocation Fund should note the risks involved with each Underlying Fund, because the U.S. Asset Allocation Fund is a "fund-of-funds."

The Year 2000 Problem

The Funds and their service providers depend upon the smooth functioning of their computer systems. Unfortunately, because of the way dates are encoded and calculated, many computer systems in use today cannot recognize the year 2000, but revert to 1900 or another incorrect date. Computer failures due to the year 2000 problem could negatively impact the handling of securities trades and pricing and account services.

The Funds' software vendors and service providers have assured the Funds that their systems will be adapted in sufficient time to avoid serious problems. There can be no guarantee, however, that all of their computer systems will be adapted in time. The Funds do not expect year 2000 conversion costs to be substantial for the Funds because those costs are borne by the Funds' vendors and service providers and not directly by the Funds.

Brokers and other intermediaries that hold shareholder accounts may still experience incompatibility problems. It is also important to keep in mind that year 2000 issues may negatively impact the companies in which the Funds invest and, by extension, the value of those companies' shares held by the Funds. The Funds are in the process of putting in place a contingency plan to evaluate other vendors and service providers in the event the existing vendors and service providers fail to adequately adapt their systems in a timely manner.

Single European Currency

On January 1, 1999, the European Union will introduce a single European currency called the "euro." The first group of countries to begin converting their currencies to the euro include Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The introduction of the euro causes three primary uncertainties. The first is whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date. The second is the legal implications of outstanding financial contracts that refer to currencies that will be replaced by the euro after January 1, 1999. Finally, there are questions about how suitable clearing and settlement payment systems for the euro will be developed. These and other factors (including political and economic risks) could cause market disruptions before or after the introduction of the euro and could negatively affect companies in which the Funds may invest.

Small Companies

The Small Cap Opportunities Fund and the International Small Cap Fund emphasize, and the Growth Fund, the International Growth Fund, the Emerging Markets Fund and the Select 50 Fund may make investments in, smaller companies that may benefit from the development of new products and services. Such smaller companies may present greater opportunities for capital appreciation but may involve greater risk than larger, more mature issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

Foreign Securities

The U.S. Equity Funds, the International and Global Equity Funds and the Select 50 Fund may purchase securities in foreign countries. Accordingly, shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks of loss inherent in domestic investments. The International and Global Equity Funds, particularly the Emerging Markets Fund, and the Select 50 Fund may invest in securities of companies domiciled in, and in markets of, so-called emerging markets countries. These investments may be subject to higher risks than investments in more-developed countries.

Foreign investments involve the possibility of expropriation, nationalization or confiscatory taxation; taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments); default in foreign government securities; and political or social instability or diplomatic developments that could adversely affect investments. In addition, there is often less publicly available information about non-U.S. issuers than those in the United States. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards. Further, these Funds may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts. Additional risk factors, including use of domestic and foreign custodian banks and depositories, are described elsewhere in the prospectus and in the Statement of Additional Information.

Brokerage commissions, fees for custodial services and other costs relating to investments in other countries are generally greater than in the United States. Foreign markets have different clearance and settlement procedures from those in the United States, and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions. The inability of a Fund to make intended security purchases due to settlement difficulties could cause it to miss attractive investment opportunities. Inability to sell a portfolio security due to settlement problems could result in loss to the Fund if the value of the portfolio security declined, or result in claims against the Fund. In certain countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The securities markets of many of the countries in which these Funds may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

Because certain non-U.S. securities may be denominated in foreign currencies, the value of such securities will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions among currencies. A change in the value of a foreign currency against the U.S. dollar results in a corresponding change in the U.S. dollar value of a Fund's securities denominated in the currency. Such changes also affect the Fund's income and distributions to shareholders. A Fund may be affected either favorably or unfavorably by changes in the relative rates of exchange among the currencies of different nations, and a Fund may therefore engage in foreign currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Manager's ability to predict movements in exchange rates.

Some countries in which one of these Funds may invest also may have fixed or managed currencies that are not freely convertible at market rates into the U.S. dollar. Certain currencies may not be internationally traded. A number of these currencies have experienced steady devaluation relative to the U.S. dollar, and such devaluations in the currencies may have a detrimental impact on the Fund. Many countries in which a Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments. Certain countries also limit the amount of foreign capital that can be invested in their markets and local companies, creating a "foreign premium" on capital investments available to foreign investors such as the Funds. The Funds may pay a "foreign premium" to establish an investment position which it cannot later recoup because of changes in that country's foreign-investment laws.

Lower-Quality Debt

As an operating policy, which may be changed by the Board without shareholder approval, the International and Global Equity Funds and the Select 50 Fund are permitted to invest in medium-quality debt securities, but do not invest more than 5% of their total assets in high-risk debt securities below investment-grade quality (sometimes called "junk bonds").

Medium-quality debt securities are those rated or equivalent to BBB by S&P or Fitch's, or Baa by Moody's. Medium-quality debt securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than with higher-grade debt securities. Junk bonds offer greater speculative characteristics and are regarded as having a great vulnerability to default although currently having the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The ability to maintain other terms of the contract over any long period of time may be small. Junk bonds are more subject to default during periods of economic downturns or increases in interest rates, and their yields will fluctuate over time. It may be more difficult to dispose of or to value junk bonds. Achievement of a Fund's investment objective may also be more dependent on the Manager's own credit analysis to the extent a Fund's portfolio includes junk bonds.

The Board may consider a change in this operating policy if, in its judgment, economic conditions change such that a higher level of investment in high-risk, lower-quality debt securities would be consistent with the interests of these Funds and their shareholders. Unrated debt securities are not necessarily of lower quality than rated securities, but may not be attractive to as many buyers. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by the Manager to determine, to the extent reasonably possible, that the planned investment is sound. From time to time, these Funds may purchase defaulted debt securities if, in the opinion of the Manager, the issuer may resume interest payments in the near future.

Diversification

Diversifying a Fund's portfolio can reduce the risks of investing by limiting the portion of your investment in any one issuer or industry. Less-diversified mutual funds may be more sensitive to changes in the market value of a single issuer or industry. The Select 50 Fund may present greater risk than is usually associated with widely diversified mutual funds, because it may invest in the securities of as few as 50 issuers. Therefore, the Select 50 Fund is not appropriate as your sole investment.

Interest Rates
The market value of debt securities that are interest rate sensitive is inversely related to changes in interest rates. That is, an interest rate decline produces an increase in a security's market value, and an interest rate increase produces a decrease in value. The longer the remaining maturity of a security, the greater the effect of interest rate change. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of its creditworthiness also affect the market value of that issuer's debt securities.

Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in a Fund's portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that a U.S. Fixed-Income and Money Market Fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, that Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a U.S. Fixed-Income and Money Market Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium. Duration is one of the fundamental tools used by the Manager in managing interest rate risks including prepayment risks. See duration in the Glossary.

Equity Swaps

The U.S. Equity Funds, the International and Global Equity Funds and the Select 50 Fund may invest in equity swaps. Equity swaps are derivatives, and their values can be very volatile. To the extent that the Manager does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (like the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults. See equity swaps in the Glossary.

Management of the Funds

The Montgomery Funds and The Montgomery Funds II (the "Trusts") each has a Board of Trustees (a "Board") that establishes its Funds' policies and supervises and reviews their management. Day-to-day operations of the Funds are administered by the officers of the Trusts and by the Manager pursuant to the terms of an investment management agreement with each Fund.

The investment manager of the Funds is Montgomery Asset Management, LLC. Founded in 1990, Montgomery Asset Management is a subsidiary of Commerzbank AG, one of the largest publicly held commercial banks in Germany. As of June 30, 1998, Montgomery Asset Management managed approximately $5.5 billion on behalf of some 300,000 investors in The Montgomery Funds and The Montgomery Funds II.

Portfolio Managers

Montgomery Growth Fund
Montgomery Small Cap Opportunities Fund
Roger Honour is senior portfolio manager of the Growth Fund (since 1993) and Small Cap Opportunities Fund (since 1995). Prior to joining the Manager in June 1993, Mr. Honour was a vice president and portfolio manager at Twentieth Century Investors in Kansas City, Missouri. From 1990 to 1992, he served as vice president and portfolio manager at Alliance Capital Management. From 1978 to 1990, Mr. Honour was a vice president with Merrill Lynch Capital Markets.

Kathryn Peters is a portfolio manager of the Growth Fund (since 1995) and the Small Cap Opportunities Fund (since 1995). Ms. Peters joined the Manager in 1995. From 1992 to 1995, she was an associate in the investment banking division of Donaldson, Lufkin & Jenrette in New York. Prior to that she analyzed mezzanine investments for Barclays de Zoete Wedd. From 1988 to 1990, Ms. Peters worked in the leveraged buyout group of Marine Midland Bank.

Andrew Pratt, CFA is a portfolio manager of the Growth Fund (since 1993) and Small Cap Opportunities Fund (since 1995). Mr. Pratt joined the Manager in 1993 from Hewlett-Packard Company, where, as an equity analyst, he managed a portfolio of small-cap technology companies and researched private placement and venture capital investments. From 1983 through 1988, he worked in the Capital Markets Group of Fidelity Investments, Boston.

Montgomery Equity Income Fund
William King, CFA is portfolio manager of the Equity Income Fund (since 1994). Before joining the Manager in 1994, Mr. King gained analytical and portfolio management experience at Merus Capital Management. Previously, he was a financial analyst/manager for SEI and a division controller and financial analyst for Kaiser Aluminum and Kaiser Industries.

Montgomery International Growth Fund
Montgomery International Small Cap Fund
John Boich, CFA is a senior portfolio manager of the International Growth Fund (since 1995) and International Small Cap Fund (since 1993). Mr. Boich joined the Manager in 1993. From 1990 to 1993, he was a vice president and portfolio manager at The Boston Company Institutional Investors, Inc. From 1989 to 1990, he was co-founder and co-manager of The Common Goal World Fund, a global equity partnership. From 1988 to 1989, Mr. Boich was a financial advisor with Prudential-Bache Securities and E.F. Hutton & Company.

Oscar Castro, CFA is a senior portfolio manager of the International Growth Fund (since 1995) and the International Small Cap Fund (since 1993). Mr. Castro joined the Manager in 1993. From 1991 to 1993 he was a vice president and portfolio manager at G.T. Capital Management, Inc. From 1989 to 1990, he was co-founder and co-manager of The Common Goal World Fund, a global equity partnership. From 1987 to 1990, Mr. Castro was a deputy portfolio manager/analyst at Templeton International.

Montgomery Emerging Markets Fund
Josephine Jimenez, CFA is a senior portfolio manager of the Montgomery Emerging Markets Fund (since 1992). Before joining the Manager in 1991, Ms. Jimenez worked at Emerging Markets Investors Corp./Emerging Markets Management in Washington, D.C., as a senior analyst and portfolio manager. She has more than 17 years' experience in the industry. The research and analysis methods she helped develop--including a proprietary stock valuation model for hyperinflationary economies--are the foundation of her investment strategy.

Bryan Sudweeks, Ph.D.,CFA is a senior portfolio manager of the Emerging Markets Fund (since 1992). Before joining the Montgomery in 1991, Mr. Sudweeks was a senior analyst and portfolio manager at Emerging Markets Investors Corp./Emerging Markets Management in Washington, D.C. Prior to that he was a professor of international finance and investments at George Washington University and served as adjunct professor of international investments from 1988 until May 1991.

Frank Chiang has been a portfolio manager of the Emerging Markets Fund since joining the Manager in 1996. Mr. Chiang joined the Manager in 1996. From 1993 to 1996 he was a portfolio manager and managing director at TCW Asia Ltd. in Hong Kong. Prior to that he was associate director and portfolio manager at Wardley Investment Services Hong Kong.

Jesus Isidoro Duarte is a portfolio  manager of the Emerging Markets Fund (since
1997). Prior to joining the Manager in 1994, he was a director and vice president at Latinvest, where he was responsible for research and portfolio management for the firm's Latin American funds. Previous to Latinvest, Mr. Duarte worked at W.I. Carr in Tokyo as a securities analyst of Japanese equities.

Jose De Gusmao Fiuza is a portfolio  manager of the Emerging Markets Fund (since
1996). Mr. Fiuza began his investment career in 1987 covering the Portuguese market at Banco Portugues do Atlantico. He then moved to Banco Espirito Santo, Schroder Securities (as manager) and Carnegie International (as managing director). Mr. Fiuza joined the Manager in 1995.

Stuart Patterson Quint, CFA is a portfolio manager of the Emerging Markets Fund (since 1997). Mr. Quint joined the Manager from Sanford C. Bernstein & Company where he was a research associate for the U.S. financial services industry.

Montgomery Select 50 Fund
The Manager currently divides its equity portfolio management into a number of specific disciplines. Five of those disciplines are represented in the Select 50 Fund. These five disciplines, which may be adjusted from time to time, include U.S. Growth Equity, U.S. Smaller-Capitalization Companies, U.S. Equity Income, International and Emerging Markets. The portfolio management teams responsible for these disciplines are described throughout this "Portfolio Managers" section and below.

Kevin Hamilton, CFA is chair of Montgomery Asset Management's Investment Oversight Committee. Kevin Hamilton coordinates and oversees the investment decisions of Montgomery's portfolio management teams. He is responsible for allocating assets among the Underlying Funds of the Montgomery U.S. Asset Allocation Fund (since 1994) and also has oversight responsibilities for the Montgomery Select 50 Fund (since 1995). Prior to joining the Manager in 1991, he was a senior vice president and portfolio manager at Analytic Investment Management, where he managed both equity and fixed-income portfolios.

Montgomery U.S. Asset Allocation Fund
The U.S. Asset Allocation Fund invests its assets in up to three separate Funds, representing three different investment disciplines.

Kevin Hamilton, CFA is responsible selecting the Funds to be included in each fund-of-funds structure and also for coordinating and implementing the investment decisions of the U.S. Asset Allocation Fund. For the background and business experience of Mr.
Hamilton, see the discussion under the Montgomery Select 50 Fund above.

Montgomery Short Duration Government Bond Fund
Montgomery Government Reserve Fund
Montgomery California Tax-Free Intermediate Bond Fund
William Stevens is senior portfolio manager of the Fixed-Income and Money Market Funds (since 1992). Prior to joining Montgomery in 1992, Mr. Stevens worked at Barclays de Zoete Wedd Securities, where he started its collateralized mortgage obligation (CMO) and asset-backed securities trading. From 1990 to 1991, Mr. Stevens traded stripped mortgage securities and mortgage-related interest rate swaps for the First Boston Company. Prior to that he worked at Drexel Burnham Lambert, where he was responsible for originating and trading all of the firm's derivative mortgage-related securities.


Management Fees and Other Expenses

The Manager provides the Funds with advice on buying and selling securities; manages the Funds' investments, including the placement of orders for portfolio transactions; furnishes the Funds with office space and certain administrative services; and provides personnel needed by the Funds with respect to the Manager's responsibilities under the Manager's Investment Management Agreement with each Fund. The Manager also compensates the members of the Trusts' Boards who are interested persons of the Manager, and assumes the costs of printing prospectuses and shareholder reports for dissemination to prospective investors. As compensation, each Fund pays the Manager a management fee (accrued daily but paid when requested by the Manager) based upon the value of the average daily net assets of that Fund, according to the following table.

The management fees for the Funds are higher than those for most mutual funds.



---------------------------------------------------------------------------------------------------------------------
                                                           AVERAGE DAILY NET ASSETS              MANAGEMENT FEE
                                                                                                  (ANNUAL RATE)
---------------------------------------------------------------------------------------------------------------------
U.S. Equity Funds
---------------------------------------------------------------------------------------------------------------------
Growth Fund                                                First $500 million                        1.00%
                                                           Next $500 million                         0.90%
                                                           More than $1 billion                      0.80%
---------------------------------------------------------------------------------------------------------------------
Small Cap Opportunities Fund                               First $200 million                        1.20%
                                                           Next $300 million                         1.10%
                                                           More than $500 million                    1.00%
---------------------------------------------------------------------------------------------------------------------
Equity Income Fund                                         First $500 million                        0.60%
                                                           More than $500 million                    0.50%
---------------------------------------------------------------------------------------------------------------------
International and Global Equity Funds
---------------------------------------------------------------------------------------------------------------------
International Growth Fund                                  First $500 million                        1.10%
                                                           Next $500 million                         1.00%
                                                           More than $1 billion                      0.90%
---------------------------------------------------------------------------------------------------------------------
International Small Cap Fund                               First $250 million                        1.25%
                                                           More than $250 million                    1.00%
---------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund                                      First $250 million                        1.25%
                                                           More than $250 million                    1.00%
---------------------------------------------------------------------------------------------------------------------
Multi-Strategy Funds
---------------------------------------------------------------------------------------------------------------------
Select 50 Fund                                             First $250 million                        1.25%
                                                           Next $250 million                         1.00%
                                                           More than $500 million                    0.90%
---------------------------------------------------------------------------------------------------------------------
U.S. Asset Allocation Fund                                 All amounts                               0.00%*
---------------------------------------------------------------------------------------------------------------------
U.S. Fixed-Income and Money Market Funds
---------------------------------------------------------------------------------------------------------------------
Short Duration Government Bond Fund                        First $500 million                        0.50%
                                                           More than $500 million                    0.40%
---------------------------------------------------------------------------------------------------------------------
Government Reserve Fund                                    First $250 million                        0.40%
                                                           Next $250 million                         0.30%
                                                           More than $500 million                    0.20%
---------------------------------------------------------------------------------------------------------------------
California Tax-Free Intermediate Bond Fund                 First $500 million                        0.50%
                                                           More than $500 million                    0.40%
---------------------------------------------------------------------------------------------------------------------

* This amount represents only the management fee of the U.S. Asset Allocation Fund and does not include management fees attributable to the Underlying Funds, which ultimately are to be borne by shareholders of the U.S. Asset Allocation Fund.

The Manager also serves as the Funds' Administrator (the "Administrator"). The Administrator performs services with regard to various aspects of each Fund's administrative operations. As compensation, the Funds pay the Administrator a monthly fee at the following annual rates: Each of the Growth and Equity Income Funds pays seven one-hundredths of one percent (0.07%) of average daily net assets (0.06% of average daily net assets over $500 million); each of the Small Cap Opportunities, International Growth, International Small Cap, Emerging Markets and Select 50 Funds pays seven one-hundredths of one percent (0.07%) of average daily net assets (0.06% of daily net assets over $250 million); each of the Short Bond, California Bond and Reserve Funds pays five one-hundredths of one percent (0.05%) of average daily net assets (0.04% of average daily net assets over $500 million for the Short Bond Fund and the California Bond Fund and over $250 million for the Reserve Fund). In the case of the U.S. Asset
Allocation Fund, the Administrator does not charge a fee for performing administrative services, although it charges a fee for such services performed for the Underlying Funds, which ultimately are borne by shareholders of the U.S. Asset Allocation Fund.


Each Fund is responsible for its own operating expenses including, but not limited to: the Manager's fees; taxes, if any; brokerage and commission expenses, if any; interest charges on any borrowings; transfer agent, administrator, custodian, legal and auditing fees; shareholder servicing fees including fees to third-party servicing agents; fees and expenses of Trustees who are not interested persons of the Manager; salaries of certain personnel; costs and expenses of calculating its daily net asset value; costs and expenses of accounting, bookkeeping and recordkeeping required under the Investment Company Act; insurance premiums; trade association dues; fees and expenses of registering and maintaining registration of its shares for sale under federal and applicable state securities laws; all costs associated with shareholders meetings and the preparation and dissemination of proxy materials, except for meetings called solely for the benefit of the Manager or its affiliates; printing and mailing prospectuses, Statements of Additional Information and reports to shareholders; and other expenses relating to that Fund's operations, plus any extraordinary and nonrecurring expenses that are not expressly assumed by the Manager.


Rule 12b-1 adopted by the Securities and Exchange Commission under the Investment Company Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's Board and approved by its shareholders. Pursuant to that Rule, the Trust's Board and the initial shareholder of the Class P shares of each Fund have approved, and each Fund has entered into, a Share Marketing Plan (the "Plan") with the Distributor, as the distribution coordinator, for the Class P shares. Under the Plan, each Fund will pay distribution fees to the Distributor at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to its Class P shares, to reimburse the Distributor for its distribution costs with respect to that class.


The Plan provides that the Distributor may use the distribution fees received from the class to pay for the distribution expenses of that class, including, but not limited to (i) incentive compensation paid to the directors, officers and employees of, agents for and consultants to the Distributor or any other broker-dealer or financial institution that engages in the distribution of that class; and (ii) compensation to broker-dealers, financial institutions or other persons for providing distribution assistance with respect to that class. Distribution fees may also be used for (i) marketing and promotional activities, including, but not limited to, direct-mail promotions and television, radio, newspaper, magazine and other mass media advertising for that class; (ii) costs of printing and distributing prospectuses, Statements of Additional Information and reports of the Funds to prospective investors in that class; (iii) costs involved in preparing, printing and distributing sales literature pertaining to the Funds and that class; and (iv) costs involved in obtaining whatever information, analysis and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable with respect to the distribution of that class. Distribution fees are accrued daily and paid monthly and are charged as expenses of the Class P shares as accrued.

In adopting the Plan, the Boards determined that there was a reasonable likelihood that the Plan would benefit the Funds and the shareholders of Class P shares. Information with respect to distribution revenues and expenses is presented to the Boards quarterly for their consideration in connection with their deliberations as to the continuance of the Plan. In their review of the Plan, the Boards are asked to take into consideration expenses incurred in connection with the separate distribution of the Class P shares. The Class P shares are not obligated under the Plan to pay any distribution expenses in excess of the distribution fee. Thus, if the Plan was terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the class to the Distributor.

The distribution fee attributable to the Class P shares is designed to permit an investor to purchase Class P shares through financial planners, retirement and pension plan administrators, broker-dealers and other financial intermediaries without the assessment of a front-end sales charge and at the same time to permit the Distributor to compensate those persons on an ongoing basis in connection with the sale of the Class P shares.

The Plan provides that it shall continue in effect from year to year provided that a majority of the Boards of the Trusts, including a majority of the Trustees who are not "interested persons" of the Trusts (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the "Independent Trustees"), vote annually to continue the Plan. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or of a majority of the outstanding shares (as defined in the Investment Company Act) of the Class P shares.

All distribution fees paid by the Funds under the Plan will be paid in accordance with Rule 2830 of the Rules of Conduct of NASD Regulation, Inc.


For certain Funds, the Manager has agreed to reduce its management fee and/or absorb operating expenses if necessary to keep total annual operating expenses (excluding Rule 12b-1 fees and interest and tax expenses) at or below the following percentages of each Fund's average net assets: the Growth Fund, one and five-tenths of one percent (1.50%); the Small Cap Opportunities Fund, one and five-tenths of one percent (1.50%); the Equity Income Fund, eighty-five one-hundredths of one percent (0.85%); the International Growth Fund, one and sixty-five one-hundredths of one percent (1.65%); the International Small Cap and Emerging Markets Funds, one and nine-tenths of one percent (1.90%); the Select 50 Fund, one and eight-tenths of one percent (1.80%); the U.S. Asset Allocation Fund, one and three-tenths of one percent (1.30%) through limits in the Underlying Funds; the Short Bond and the California Bond Funds, seven-tenths of one percent (0.70%); and the Reserve Fund, six-tenths of one percent (0.60%). The Manager also may voluntarily reduce additional amounts to increase the return to a Fund's investors. The Manager entered into a one-year renewable agreement with respect to these limitations. Any reductions made by the Manager in its fees are subject to reimbursement by that Fund within the following three years, provided that the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. The Manager generally seeks reimbursement for the oldest reductions and waivers before payment by the Funds for fees and expenses for the current year.


In addition, the Manager may elect to absorb operating expenses that a Fund is obligated to pay to increase the return to that Fund's investors. To the extent the Manager performs a service or assumes an operating expense for which a Fund is obligated to pay, and the performance of such service or payment of such expense is not an obligation of the Manager under the Investment Management Agreement, the Manager is entitled to seek reimbursement from that Fund for the Manager's costs incurred in rendering such service or assuming such expense. The Manager also may compensate broker-dealers and other intermediaries who distribute a Fund's shares as well as other service providers of shareholder and administrative services. The Manager may also sponsor seminars and educational programs on the Funds for financial intermediaries and shareholders.

The Manager considers a number of factors in determining which brokers or dealers to use for each Fund's portfolio transactions. These factors are more fully discussed in the Statement of Additional Information; they include, but are not limited to: reasonableness of commissions, quality of services, and execution and availability of research that the Manager may lawfully and appropriately use in its investment management and advisory capacities. Provided that the Funds receive prompt execution at competitive prices, the Manager also may consider sale of a Fund's shares as a factor in selecting broker-dealers for that Fund's portfolio transactions. See "Execution of Portfolio Transactions" in the Statement of Additional Information for further information regarding Fund policies concerning execution of portfolio transactions.

Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, serves as the master transfer agent for the Funds (the "Master Transfer Agent") and performs certain recordkeeping and accounting functions. The Master Transfer Agent delegates certain transfer agent functions to DST Systems, Inc., P.O. Box 419073, Kansas City, Missouri 64141-6073, the Funds' transfer agent (the "Transfer Agent"). Morgan Stanley Trust Company, located at One Pierrepont Plaza, Brooklyn, New York 11201, serves as the Funds' principal custodian (the "Custodian").

How to Contact the Funds

For information on the Funds or your account, call a Montgomery shareholder service representative at:

                              (800) 572-FUND [3863]

Mail  your  completed   application,   any  checks,   investment  or  redemption
instructions and correspondence to:

---------------------------------------------------------------- --------------------------------------------------------------
                         REGULAR MAIL                                          EXPRESS MAIL OR OVERNIGHT COURIER
---------------------------------------------------------------- --------------------------------------------------------------
                     The Montgomery Funds                                            The Montgomery Funds
                        P.O. Box 419073                                         210 West 10th Street, 7th Floor
                  Kansas City, MO 64141-6073                                         Kansas City, MO 64105
---------------------------------------------------------------- --------------------------------------------------------------

Visit The Montgomery Funds World Wide Web site at:

                             www.montgomeryfunds.com

How to Invest in the Funds

The Funds' shares are offered only through financial intermediaries and financial professionals, with no sales load, at their next-determined net asset value after receipt of an order with payment. The Funds' shares are offered for sale by Funds Distributor, Inc., the Funds' Distributor, 101 California Street, San Francisco, California 94111,
(800) 572-FUND [3863], and through selected securities brokers and dealers.


If an order, together with payment in proper form, is received by the Transfer Agent, the Distributor or securities brokers, dealers and other financial intermediaries that have an agreement with the Distributor by the close of trading (generally, 4:00 P.M. eastern time, except when the market closes earlier due to a holiday or for any other reason) on any day that the New York Stock Exchange (the "NYSE") is open, Fund shares will be purchased at the public offering price calculated that day for the applicable class of shares. Orders and payment for the Reserve Fund must be received by 12:00 noon eastern time or earlier if the market closes earlier due to a holiday or for any other reason. Orders for Fund shares received after close of trading will be purchased at the next-determined net asset value after receipt of the order. Shares of the U.S. Fixed-Income and Money Market Funds will not be priced on national bank holidays.

The minimum initial investment in each Fund is $1,000 (including Individual Retirement Accounts ["IRAs"]) and $100 for subsequent investments. The Manager or the Distributor, at its discretion, may waive these minimums. If you buy shares through a broker or investment advisor instead of directly from the Distributor, different minimum investment requirements may apply. The Funds do not accept third-party checks, starter checks, or cash investments. Checks must be in U.S. dollars and, to avoid fees and delays, drawn only on banks located in the United States. Purchases may also be made in certain circumstances by payment of securities. See the Statement of Additional Information for further details.


Initial Investment

Minimum initial investment (including IRAs) ..............................$1,000

| The Funds and the Distributor each reserve the right to reject any purchase order in whole or in part.

Initial Investment by Check

| Complete the New Account application. Tell us which Fund(s) you wish to invest in and make your check payable to The Montgomery Funds.

|    A charge may be imposed on checks that do not clear.

| Dividends do not begin to accrue on the U.S. Fixed-Income and Money Market Funds until your check has cleared.

Initial Investment by Wire

| Call the Transfer Agent to tell it that you intend to make your initial investment by wire. Provide the Transfer Agent with your name, the dollar amount to be invested and the Fund(s) in which you want to invest. It will provide you with further instructions to complete your purchase. Complete information regarding your account must be included in all wire instructions to ensure accurate handling of your investment.

| A completed New Account application must be sent to the Transfer Agent by facsimile. The Transfer Agent will provide you with its fax number over the phone.

| Request your bank to transmit immediately available funds by wire for purchase of shares in your name to the following:

     Investors Fiduciary Trust Company
     ABA #101003621
     For: DST Systems, Inc.
     Account #7526601
     Attention: The Montgomery Funds
     For credit to: [shareholder(s) name]
     Shareholder account number: [shareholder(s) account number]
     Name of Fund: [Montgomery Fund name]

|    Your bank may charge a fee for any wire transfers.

Initial Investment by Telephone
You are eligible to make an initial investment into a new Fund by telephone under the following conditions:

|    You must be a shareholder in another Montgomery Fund.

|    You must have been a shareholder for at least 30 days.

|    Your existing account registration will be duplicated in the new Fund.

| Your initial telephone purchase into the new Fund must meet initial investment minimums and is limited to the combined aggregate net asset value of your existing accounts or $10,000, whichever is less.

| The Fund must receive your check or wire transfer within three business days of the telephone purchase.

| The Fund reserves the right to collect any losses to the Fund from your existing account(s) that result from a telephone purchase not funded within three business days.

Subsequent Investments

Minimum subsequent investment (including IRAs) .............................$100


| The Funds and the Distributor each reserve the right to reject any purchase order in whole or in part.


Subsequent Investments by Check

| Make your check payable to The Montgomery Funds. Enclose an investment stub with your check. If you do not have an investment stub, mail your check with written instructions indicating the Fund name and account number to which your investment should be credited.

|    A charge may be imposed on checks that do not clear.

Subsequent Investments by Wire

| You do not need to contact the Transfer Agent prior to making subsequent investments by wire. Instruct your bank to wire funds to the Transfer Agent's affiliated bank by using the bank wire information under "Initial Investment by Wire."

Subsequent Investments by Telephone

| Shareholders are automatically eligible to make telephone purchases. To make a purchase, call the Transfer Agent at (800) 572-FUND [3863] before the Fund cutoff time.

|    Shares for IRAs may not be purchased by phone.

| The maximum telephone purchase is an amount up to five times your account value on the previous day.

| Payments for shares purchased must be received by the Transfer Agent within three business days after the purchase request. Write your confirmed purchase number on your check or include it in your wire instructions.

| You should do one of the following to ensure that payment is received in time:

     o Transfer funds directly from your bank account by sending a letter and a voided check or deposit slip (for a savings account) to the Transfer Agent.

     o    Send a check by overnight or second-day courier service.

     o Instruct your bank to wire funds to the Transfer Agent's affiliated bank by using the bank wire information under "Initial Investment by Wire."

Automatic Account Builder ("AAB")

| AAB will be established on existing accounts only. You may not use an AAB investment to open a new account. The minimum automatic investment amount is each Fund's subsequent investment minimum.

|    Your bank must be a member of the Automated Clearing House.

| To establish AAB, attach a voided check (checking account) or preprinted deposit slip (savings account) from your bank account to your New Account application or your letter of instruction. Investments will automatically be transferred into your Montgomery account from your checking or savings account.

| Investments may be transferred either monthly or quarterly on or up to two business days before the 5th or 20th day of the month. If no day is specified on your New Account application or your letter of instruction, the 20th day of each month will be selected.

|    You should allow 20 business days for this service to become effective.

| You may cancel your AAB at any time by sending a letter to the Transfer Agent. Your request will be processed upon receipt.

Payroll Deduction

| Investments through payroll deduction will be established on existing accounts only. You may not use payroll deduction to open a new account. The minimum payroll deduction amount for each Fund is $100 per payroll deduction period.

| You may automatically deposit a designated amount of your paycheck directly into a Montgomery Funds account.

| Please call the Transfer Agent for instructions on establishing this service.

Telephone Transactions

You agree to reimburse the Funds for any expenses or losses incurred in connection with transfers from your accounts, including any caused by your bank's failure to act in accordance with your request or its failure to honor your debit. If your bank makes erroneous payments or fails to make payment after shares are purchased on your behalf, any such purchase may be canceled and this privilege terminated immediately. This privilege may be discontinued by the Funds at any time upon prior written notice, or by you at any time by written notice to the Funds. Your request will be processed upon receipt.

Although Fund shares are priced at the net asset value next determined after receipt of a purchase request, shares are not purchased until payment is received. Should payment not be received when required, the Transfer Agent will cancel the telephone purchase request and you may be responsible for any losses incurred by a Fund. The Funds and the Transfer Agent will not be liable for following instructions communicated by telephone reasonably believed to be genuine. The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording certain telephone calls, sending a confirmation and requiring the caller to give an authorization number or other personal information not likely to be known by others. The Funds and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions only if such reasonable procedures are not followed.

Telephone privileges may be revoked at any time by the Funds as to any shareholder if the Funds believe that a shareholder has abused the telephone privilege by using abusive language or by purchases and redemptions that appear to be part of a systematic market-timing strategy.

Retirement Plans

Shares of the Funds are available for purchase by any retirement plan, including Keogh plans, 401(k) plans, 403(b) plans and IRAs. Certain of the Funds are available for purchase through administrators for retirement plans. Investors who purchase shares as part of a retirement plan should address inquiries and seek investment servicing from their plan administrators. Plan administrators may receive compensation from the Funds for performing shareholder services.

Share Certificates

Share certificates will not be issued by the Funds. All shares are held in noncertificated form, registered on the books of the Funds and the Transfer Agent for the account of the shareholder.

How to Redeem an Investment in the Funds

The Funds will redeem all or any portion of an investor's outstanding shares upon request. Redemptions can be made on any day that the NYSE is open for trading (except national bank holidays for the U.S. Fixed-Income and Money Market Funds). The redemption price is the net asset value per share next determined after the shares are validly tendered for redemption and such request is received by the Transfer Agent or other agents of the Funds. Payment of redemption proceeds is made promptly, regardless of when redemption occurs and normally within three business days after receipt of all documents in proper form, including a written redemption order with appropriate signature guarantee. Redemption proceeds will be mailed or wired in accordance with the shareholder's instructions. The Funds may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC. If you purchase shares by check and then sell them shortly after, the Transfer Agent will not mail the proceeds until 15 days from the date you first purchased the shares. During that holding period, the proceeds will be invested in an interest-bearing account. Shares tendered for redemptions through brokers or dealers (other than the Distributor) may be subject to a service charge by such brokers or dealers. Procedures for requesting a redemption are set forth below.

Redeeming by Written Instruction

| Write a letter giving your name, account number, the name of the Fund from which you wish to redeem and the dollar amount or number of shares you wish to redeem.

| The letter must be signed the same way your account is registered. If you have a joint account, all accountholders must sign.

| Signature-guarantee your letter if you want the redemption proceeds to go to a party other than the account owner(s) or your predesignated bank account, or if the dollar amount of the redemption exceeds $50,000. Signature guarantees may be provided by an eligible guarantor institution such as a commercial bank, an NASD member firm such as a stock broker, a savings association or a national securities exchange. Contact the Transfer Agent for more information.

| If you do not have a predesignated bank account and want to wire your redemption proceeds, include a voided check or deposit slip with your letter. The minimum amount that may be wired is $500 (wire charges, if any, will be deducted from redemption proceeds). The Fund reserves the right to permit lesser wire amounts or fees at the Manager's discretion.

Redeeming by Check

| Checkwriting is available on the Short Duration Government Bond Fund, the Government Reserve Fund and the California Tax-Free Intermediate Bond Fund.

|    Checkwriting is not available for Individual Retirement Accounts.

| The minimum amount per check is $250. A check for less may be returned to you.

|    All checks will require only one signature unless otherwise indicated.

| You should not write a check to close your U.S. Fixed-Income and Money Market Funds account.

|    Checks will be returned to you at the end of each month.

|    A charge may be imposed for any stop payments requested.

| Federal banking law requires us to tell you that, technically, the Funds' checks are "drafts" payable through the Master Transfer Agent. This difference should not affect you.

Redeeming by Telephone

| Unless you have declined telephone redemption privileges on your New Account application, you may redeem shares up to $50,000 by calling the Transfer Agent before the Fund cutoff time. This service is not available for Individual Retirement Accounts.

| If you included bank wire information on your New Account application or made subsequent arrangements to accommodate bank wire redemptions, you may request that the Transfer Agent wire your redemption proceeds to your bank account. Allow at least two business days for redemption proceeds to be credited to your bank account. If you want to wire your redemption proceeds to arrive at your bank on the same business day (subject to bank cutoff times), there is a $10 fee.

| Telephone redemption privileges will be suspended 30 days after an address change. All redemption requests during this period must be in writing with a guaranteed signature.

| Telephone redemption privileges may be canceled after an account is opened by instructing the Transfer Agent in writing. Your request will be processed upon receipt.

By establishing telephone redemption privileges, a shareholder authorizes the Funds and the Transfer Agent to act upon the instruction of the shareholder or his or her designee by telephone to redeem from the account for which such service has been authorized and transfer the proceeds to a bank or other account designated in the authorization. When a shareholder appoints a designee on the New Account application or by other written authorization, the shareholder agrees to be bound by the telephone redemption instructions given by the shareholder's designee. The Funds may change, modify or terminate these privileges at any time upon prior written notice to shareholders. The Funds will not be responsible for any loss, damage, cost or expense arising out of any transaction that appears on the shareholder's confirmation after 30 days following mailing of such confirmation. See the discussion of Fund telephone procedures and liability under "Telephone Transactions."

Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram (not available for IRAs) or overnight courier.

Systematic Withdrawal Plan

Under a Systematic Withdrawal Plan, a shareholder with an account value of $1,000 or more in a Fund may receive (or have sent to a third party) periodic payments (by check or wire). The minimum payment amount is $100 from each Fund account. Payments may be made either monthly or quarterly on the 1st of each month. Depending on the form of payment requested, shares will be redeemed up to five business days before the redemption proceeds are scheduled to be received by the shareholder. The redemption may result in the recognition of gain or loss for income-tax purposes.

Uncashed Distribution or Redemption Checks

If you choose to receive your distribution or redemption from the Funds by a check (instead of a bank wire), you should follow up to ensure that you have received the distribution or redemption in a timely manner. The Funds are responsible only for mailing the distribution or redemption checks and are not responsible for tracking uncashed checks or determining why checks are uncashed. If the postal or other delivery service is unable to deliver a check and the check is returned to the Funds, the Funds will hold the check in a separate account on your behalf for a reasonable period of time but will not invest the money in any interest-bearing account. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Small Accounts

Due to the relatively high cost of maintaining smaller accounts, each Fund will redeem shares from any account if at any time, because of redemptions by the shareholder, the total value of a shareholder's account is less than $1,000. If a Fund decides to make such an involuntary redemption, the shareholder will first be notified that the value of the shareholder's account is less than the minimum level and will be allowed 30 days to make an additional investment to bring the value of that account to at least the minimum investment required to open an account before the Fund takes any action.

Exchange Privileges and Restrictions

You may exchange Class P shares in one Fund for Class P shares in another Fund with the same registration, Taxpayer Identification number and address. An exchange may result in a recognized gain or loss for income-tax purposes. See the discussion of telephone procedures and limitations of liability under "Telephone Transactions."

Purchasing and Redeeming Shares by Exchange

| You are automatically eligible to make telephone exchanges with your Montgomery Funds account.

| Exchange purchases and redemptions will be processed using the next-determined net asset value (with no sales charge or exchange fee) after your request is received. Your request is subject to the Funds' cutoff times.

| Exchange purchases must meet the minimum investment requirements of the Fund you intend to purchase.

| You may exchange for shares of a Fund only in states where that Fund's shares are qualified for sale and only for Funds offered by this prospectus.

| You may not exchange for shares of a Fund that is not open to new shareholders unless you have an existing account with that Fund.

| Because excessive exchanges can harm a Fund's performance, the Trusts reserve the right to terminate your exchange privileges if you make more than four exchanges out of any one Fund during a 12-month period. The Fund may also refuse an exchange into a Fund from which you have redeemed shares within the previous 90 days (accounts under common control and accounts with the same Taxpayer Identification number will be counted together). Exchanges out of the U.S. Fixed-Income and Money Market Funds are exempt. A shareholder's exchanges may be restricted or refused if a Fund receives, or the Manager anticipates, simultaneous orders affecting significant portions of that Fund's assets and, in particular, a pattern of exchanges coinciding with a market-timing strategy. The Trusts reserve the right to refuse exchanges by any person or group if, in the Manager's judgment, a Fund would be unable to effectively invest the money in accordance with its investment objective and policies, or would otherwise be potentially adversely affected. Although the Trusts attempt to provide prior notice to affected shareholders when it is reasonable to do so, it may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and U.S. Department of Labor regulations (for those limits, see plan materials). The Trusts reserve the right to terminate or modify the exchange privileges of Fund shareholders in the future.

Automatic Transfer Service ("ATS")

You may elect systematic exchanges out of the U.S. Fixed-Income and Money Market Funds into any other Fund. The minimum exchange is $100. Periodically investing a set dollar amount into a Fund is also referred to as dollar-cost averaging, because the number of shares purchased will vary depending on the price per share. Your account with the recipient Fund must meet the minimum investment of $1,000. Exchanges out of the U.S. Fixed-Income and Money Market Funds are exempt from the four-exchanges-limit policy.

Directed Dividend Service

If you own shares of the U.S. Fixed-Income and Money Market Funds, you may elect to use your monthly dividends to automatically purchase additional shares of another Fund. Your account with the recipient Fund must meet the minimum investment of $1,000.

Brokers and Other Intermediaries

Investing Through Securities Brokers, Dealers and Financial Intermediaries

Investors may purchase shares of a Fund from selected securities brokers or dealers or through financial intermediaries such as benefit plan administrators. Investors should contact these agents directly for appropriate instructions, as well as for information pertaining to accounts and any service or transaction fees that may be charged by these agents. Some of these agents may appoint subagents. Purchase orders through securities brokers, dealers and other financial intermediaries are effected at the next-determined net asset value after receipt of the order by such agent before the relevant Fund's daily cutoff time. Orders received after that time will be purchased at the next-determined net asset value. To the extent that these agents perform shareholder servicing activities for the Funds, they may receive fees from the Funds or the Manager for such services.

Redemption Orders Through Brokerage Accounts

Shareholders also may sell shares back to the Funds by wire or telephone through the Distributor or selected securities brokers or dealers. Shareholders should contact their securities broker or dealer for appropriate instructions and for information concerning any transaction or service fee that may be imposed by the broker or dealer. Shareholders are entitled to the net asset value next determined after receipt of a redemption order by such broker-dealer, provided the broker-dealer transmits such order on a timely basis to the Transfer Agent so that it is received before the applicable Fund's cutoff time on a day that the Fund redeems shares. Orders received after that time are entitled to the net asset value next determined after receipt.

How Net Asset Value Is Determined


The net asset value of each Fund is determined once daily as of the Fund's cutoff time on each day that the NYSE is open for trading (but not on bank holidays for the U.S. Fixed-Income and Money Market Funds). Generally, this is 4:00 P.M. eastern time (12:00 noon for the Reserve Fund), or earlier when trading closes earlier. The Short Bond Fund will determine its net asset value earlier when the fixed-income markets close earlier. Per-share net asset value is calculated by dividing the value of each Fund's total net assets by the total number of that Fund's shares then outstanding. For the U.S. Asset Allocation Fund, when an Underlying Fund (such as a Fixed-Income or Money Market Fund) does not calculate a new net asset value on a day (such as a bank holiday), this Fund may, in calculating its net asset value, use the most recently available net asset value for each such Underlying Fund.


As described more fully in the Statement of Additional Information, portfolio securities are valued using current market valuations: either the last reported sales price or, in the case of securities for which there is no reported last sale and fixed-income securities, the mean between the closing bid and ask price. Securities for which market quotations are not readily available or that are illiquid are valued at their fair values as determined in good faith under the supervision of the Trusts' officers, and by the Manager and the Pricing Committee of the Boards, respectively, in accordance with methods that are specifically authorized by the Board. Short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value.

The value of securities denominated in foreign currencies and traded on foreign exchanges or in foreign markets will be translated into U.S. dollars at the last price of their respective currency denomination against U.S. dollars quoted by a major bank or, if no such quotation is available, at the rate of exchange determined in accordance with policies established in good faith by the Board. Because the value of securities denominated in foreign currencies must be translated into U.S. dollars, fluctuations in the value of such currencies in relation to the U.S. dollar may affect the net asset value of Fund shares even without any change in the foreign- currency-denominated values of such securities.

Because non-U.S. securities markets may close before the Funds determine their net asset values, events affecting the value of portfolio securities occurring between the time prices are determined and the time the Funds calculate their net asset values may not be reflected in the Funds' calculations of net asset values unless the Manager, under the supervision of the Board, determines that a particular event would materially affect a Fund's net asset value.

Dividends and Distributions

Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. The amount and frequency of Fund distributions are not guaranteed and are at the discretion of the Board.
Currently, the Funds intend to distribute according to the following schedule:

----------------------------------------------------------------------------------------------------------------------------------
                                                 INCOME DIVIDENDS                                  CAPITAL GAINS

----------------------------------------------------------------------------------------------------------------------------------
U.S. Equity Funds                 Declared and paid in the last quarter of each   Declared and paid in the last quarter of each
(except Equity Income Fund)       year*                                           year*
----------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund                Declared and paid on or about the last          Declared and paid in the last quarter of each
                                  business day of each quarter                    year*
----------------------------------------------------------------------------------------------------------------------------------
Multi-Strategy Funds              Declared and paid in the last quarter of each   Declared and paid in the last quarter of each
                                  year*                                           year*
----------------------------------------------------------------------------------------------------------------------------------
U.S. Fixed-Income and             Declared daily and paid monthly on or about     Declared and paid in the last quarter of each
Money Market Funds                the last business day of each month             year*
----------------------------------------------------------------------------------------------------------------------------------

  *   Additional distributions, if necessary, may be made following each Fund's fiscal year end (June 30) in order to avoid the imposition of tax on a Fund.

Unless you request cash distributions in writing at least seven business days before a distribution, or on the New Account application, all dividends and other distributions will be reinvested automatically in additional shares of the applicable Fund and credited to your account at the closing net asset value on the reinvestment date. Furthermore, if you have elected to receive cash distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, your distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. Also, as is the case for redemption checks, no interest will accrue on amounts represented by uncashed distribution checks.

Distributions Affect a Fund's Net Asset Value

Distributions are paid to you as of the record date of a distribution of a Fund, regardless of how long you have held the shares. Dividends and capital gains awaiting distribution are included in each Fund's daily net asset value. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Growth Fund declared a dividend in the amount of $0.50 per share. If the Growth Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.50, barring market fluctuations.

"Buying a Dividend"

If you buy shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." In the example above, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.50 per share as a dividend, and your shares would now be worth $9.50 per share. Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of net asset value of the Fund, regardless whether you reinvested the dividends.

Taxation


Each of the Funds has elected and intends to continue to qualify to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by distributing substantially all of its net investment income and net capital gains to its shareholders and meeting other requirements of the Code relating to the sources of its income and diversification of assets. Accordingly, the Funds generally will not be liable for federal income tax or excise tax based on net income except to the extent that their earnings are not distributed or are distributed in a manner that does not satisfy the requirements of the Code. If a Fund is unable to meet certain Code requirements, it may be subject to taxation as a corporation. Funds investing in non-U.S. securities also may incur tax liability to the extent that they invest in "passive foreign investment companies." See "Portfolio Securities" and the Statement of Additional Information.


For federal income-tax purposes, any dividends derived from net investment income and any excess of net short-term capital gains over net long-term capital loss that investors (other than certain tax-exempt organizations that have not borrowed to purchase Fund shares) receive from the Funds are considered ordinary income. Part of the distributions paid by the Funds may be eligible for the dividends-received deduction allowed to corporate shareholders under the Code. Distributions of the excess of net long-term capital gains over net short-term capital loss from transactions of a Fund are treated by shareholders as long-term capital gains regardless of the length of time the Fund's shares have been owned. Distributions of income and capital gains are taxed in the manner described above, whether they are taken in cash or are reinvested in additional shares of the Funds.

Each Fund will inform its investors of the source of their dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise investors of the tax status of those distributions and dividends. Investors (including tax-exempt and foreign investors) are advised to consult their own tax advisors regarding the particular tax consequences to them of an investment in shares of the Funds. Additional information on tax matters relating to the Funds and their shareholders is included in the Statement of Additional Information.

General Information

The Trusts

All of the Funds with the exception of the U.S. Asset Allocation Fund are series of The Montgomery Funds, a Massachusetts business trust organized on May 10, 1990. The U.S. Asset Allocation Fund is a series of The Montgomery Funds II, a Delaware business trust organized on September 10, 1993. The Agreement and Declarations of Trust of both Trusts permit their Boards to issue an unlimited number of full and fractional shares of beneficial interest, $0.01 par value, in any number of series. The assets and liabilities of each series within either of the two Trusts are separate and distinct from each other series.

This prospectus relates only to the Class P shares of the Funds. The Funds offer other classes of shares to eligible investors and may, in the future, designate other classes of shares for specific purposes. The other classes of shares may have different fees and expenses that may affect performance. For information concerning the other classes of shares not offered in this prospectus, call

The Montgomery Funds at (800) 572-FUND [3863] or contact sales representatives or financial intermediaries who offer those classes.

Shareholder Rights

Shares issued by the Funds have no preemptive, conversion or subscription rights. Each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. Shareholders have equal and exclusive rights as to dividends and distributions as declared by each Fund and to the net assets of each Fund upon liquidation or dissolution. Each Fund, as a separate series of its Trust, votes separately on matters affecting only that Fund (e.g., approval of the Investment Management Agreement); all series of each Trust vote as a single class on matters affecting all series of that Trust jointly or that Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees of that Trust. Although the Trusts are not required and do not intend to hold annual meetings of shareholders, such meetings may be called by each Trust's Board at its discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees. Shareholders may receive assistance in communicating with other shareholders in connection with the election or removal of Trustees pursuant to the provisions of Section 16(c) of the Investment Company Act.

Performance Information

From time to time, the Funds may publish their total return, and, in the case of certain Funds, current yield and tax-equivalent yield in advertisements and communications to investors. Total return information generally will include a Fund's average annual compounded rate of return over the most recent four calendar quarters and over the period from the Fund's inception of operations. A Fund may also advertise aggregate and average total return information over different periods of time. Each Fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period according to a specific formula. Aggregate total return is calculated in a similar manner, except that the results are not annualized. Total return figures will reflect all recurring charges against each Fund's income.

Current yield as prescribed by the SEC is an annualized percentage rate that reflects the change in value of a hypothetical account based on the income received from the Fund during either a 7-day period or a 30-day period. For yield computed from a 7-day period, base period return is simply annualized by multiplying the base period return by 365 divided by 7; the effective yield computed from a 7-day period is calculated by adding 1 to the base period return and raising the result to the (365 / 7)th power and then subtracting 1. When the yield is computed from a 30-day period, the yield is computed by determining the net change, excluding capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period. A hypothetical charge reflecting deductions from shareholder accounts for management fees or shareholder servicing fees, for example, is subtracted from the value of the account at the end of the period, and the difference is divided by the value of the account at the beginning of the base period to obtain the base period return. The result is then annualized. See "Performance Information" in the Statement of Additional Information.

Investment results of the Funds will fluctuate over time, and any presentation of the Funds' total return or current yield for any prior period should not be considered a representation of what an investor's total return or current yield may be in any future period. The Funds' annual report contains additional performance information and is available upon request and without charge by calling (800) 572-FUND [3863].

Legal Opinion

The validity of shares  offered by this  prospectus  has been passed on by Paul,
Hastings,   Janofsky  &  Walker  LLP,  345  California  Street,  San  Francisco,
California 94104.

Shareholder Reports and Inquiries

During the year, the Funds will send you the following information:

| Confirmation statements are mailed after every transaction that affects your account balance, except for most money market transactions (monthly) and preauthorized automatic investment, exchange and redemption services (quarterly).

| Account statements are mailed after the close of each calendar quarter. (Retain your fourth-quarter statement for your tax records.)

| Annual and semiannual reports are mailed approximately 60 days after June 30 and December 31.

|    1099 tax form(s) are mailed by January 31.

| Annual updated prospectus is mailed to existing shareholders in October or November.

Unless otherwise requested, only one copy of each shareholder report or other material sent to shareholders will be mailed to each household with accounts under common ownership and the same address, regardless of the number of shareholders or accounts at that household or address. Any questions should be directed to The Montgomery Funds at (800) 572-FUND [3863].

Backup Withholding Instructions


Shareholders are required by law to provide the Fund with their correct Social Security or other Taxpayer Identification number ("TIN"), regardless of whether they file tax returns. Failure to do so may subject a shareholder to penalties. Failure to provide a correct TIN or to check the appropriate boxes in the New Account application and to sign the shareholder's name could result in backup withholding by the Fund of an amount of federal income tax equal to 31% of taxable dividends, capital-gains distributions, redemptions, exchanges and other payments made to a shareholder's account. Any tax withheld may be credited against taxes owed on a shareholder's federal income tax return.

A shareholder who does not have a TIN should apply for one immediately by contacting the local office of the Social Security Administration or the Internal Revenue Service (the "IRS"). Backup withholding could apply to payments made to a shareholder's account while awaiting receipt of a TIN. Other rules apply for certain entities. For example, for an account established under the Uniform Gifts to Minors Act, the TIN of the minor should be furnished. If a shareholder has been notified by the IRS that he or she is subject to backup withholding because he or she failed to report all interest and dividend income on his or her tax return and the shareholder has not been notified by the IRS that such withholding will cease, the shareholder should cross out the appropriate item on the New Account application. Dividends paid to a foreign shareholder's account by a Fund may be subject to up to 30% withholding instead of backup withholding.


A shareholder who is an exempt recipient should furnish a TIN and check the appropriate box. Exempt recipients include certain corporations, certain tax-exempt entities, tax-exempt pension plans and IRAs, government agencies, financial institutions, registered securities and commodities dealers, and others. For further information, see Section 3406 of the Code and consult a tax advisor.

                        ---------------------------------




This prospectus is not an offering of the securities herein described in any state in which such offering is unauthorized. No salesperson, dealer or other person is authorized to give any information or make any representation other than those contained in this prospectus, the Statement of Additional Information or in the Funds' official sales literature.

Glossary

asset-backed securities. These are secured by and payable from pools of assets, such as motor vehicle installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (e.g., credit card) agreements.

cash equivalents. These are short-term, interest-bearing instruments or deposits and may include, for example, commercial paper, certificates of deposit, repurchase agreements, bankers' acceptances, U.S. Treasury bills, bank money market deposit accounts, master demand notes and money market mutual funds. These consist of high-quality debt obligations, certificates of deposit and bankers' acceptances rated at least A-1 by S&P or Prime-1 by Moody's, or the issuer has an outstanding issue of debt securities rated at least A by S&P or Moody's, or are of comparable quality in the opinion of the Manager.

collateral assets. These include cash, letters of credit, U.S. government securities or other high-grade liquid debt or equity securities (except that instruments collateralizing loans by the Money Market Funds must be debt securities rated in the highest grade). Collateral assets are separately identified and rendered unavailable for investment or sale.

collateralized    mortgage    obligations    (CMOs).    These   are   derivative
   mortgage-related securities that separate the cash flows of mortgage pools into different classes or tranches. Stripped mortgage securities are CMOs that allocate different proportions of interest and principal payments on a pool of mortgages. One class may receive all of the interest (the interest only, or IO class) whereas another may receive all of the principal (principal only, or PO class). The yield to maturity on any IO or PO class is extremely sensitive not only to changes in interest rates but also to the rate of principal payments and prepayments on underlying mortgages. In the most extreme cases, an IO class may become worthless.

convertible security. This is a fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. The price of a convertible security is influenced by the market value of the underlying common stock.

covered call option. A call option is "covered" if the Fund owns the underlying securities, has the right to acquire such securities without additional consideration, has collateral assets sufficient to meet its obligations under the option or owns an offsetting call option.

covered put option. A put option is "covered" if the Fund has collateral assets with a value not less than the exercise price of the option or holds a put option on the underlying security.

depositary receipts. These include American Depositary Receipts (ADRs), European
   Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) and other similar instruments. Depositary receipts are receipts typically issued in connection with a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

derivatives. These include forward currency exchange contracts, stock options, currency options, stock and stock index options, futures contracts, and swaps and options on futures contracts on U.S. government and foreign government securities and currencies.

dollar roll transaction. This is similar to a reverse repurchase agreement except that it requires a Fund to repurchase a similar rather than the same security.

duration. Traditionally, a debt security's "term to maturity" characterizes a security's sensitivity to changes in interest rates. "Term to maturity," however, measures only the time until a debt security provides its final payment, taking no account of prematurity payments. Most debt securities provide interest ("coupon") payments in addition to a final ("par") payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affect the security's response to interest rate changes. "Duration" is considered a more precise measure of interest rate risk than "term to maturity." Determining duration may involve the Manager's estimates of future economic parameters, which may vary from actual future values. Fixed-income securities with effective durations of three years are more responsive to interest rate fluctuations than those with effective durations of one year. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

emerging markets companies. A company is considered to be an emerging markets company if its securities are principally traded in the capital market of an emerging markets country; it derives at least 50% of its total revenue from either goods produced or services rendered in emerging markets countries or from sales made in such emerging markets countries, regardless of where the securities of such companies are principally traded; or it is organized under the laws of, and with a principal office in, an emerging markets country. An emerging markets country is one having an economy and market that are or would be considered by the World Bank or the United Nations to be emerging or developing.

equity-derivative securities. These include, among other things, options on equity securities, warrants and futures contracts on equity securities.

equity swaps. These allow the parties to exchange the dividend income or other components of return on an equity investment (e.g., a group of equity securities or an index) for a component of return on another non-equity or equity investment. Equity swap transactions may be volatile and may present a Fund with counterparty risks.

FHLMC. The Federal Home Loan Mortgage Corporation.

FNMA. The Federal National Mortgage Association.

forward currency contracts. This is a contract individually negotiated and privately traded by currency traders and their customers and creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Funds generally do not enter into forward contracts with terms greater than one year. A Fund generally enters into forward contracts only under two circumstances. First, if a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security by entering into a forward contract to buy the amount of a foreign currency needed to settle the transaction. Second, if the Manager believes that the currency of a particular foreign country will substantially rise or fall against the U.S. dollar, it may enter into a forward contract to buy or sell the currency approximating the value of some or all of a Fund's portfolio securities denominated in such currency. A Fund will not enter into a forward contract if, as a result, it would have more than one-third of its total assets committed to such contracts (unless it owns the currency that it is obligated to deliver or has caused its custodian to segregate segregable assets having a value sufficient to cover its obligations). Although forward contracts are used primarily to protect a Fund from adverse currency movements, they involve the risk that currency movements will not be accurately predicted.

futures and options on futures. An interest rate futures contract is an agreement to purchase or sell debt securities, usually U.S. government securities, at a specified date and price. For example, a Fund may sell interest rate futures contracts (i.e., enter into a futures contract to sell the underlying debt security) in an attempt to hedge against an anticipated increase in interest rates and a corresponding decline in debt securities it owns. Each Fund will have collateral assets equal to the purchase price of the portfolio securities represented by the underlying interest rate futures contracts it has an obligation to purchase.

GNMA. The Government National Mortgage Association.

illiquid securities. The Funds treat as illiquid any securities subject to restrictions on repatriation for more than seven days and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit. The Funds also treat repurchase agreements with maturities in excess of seven days as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the Securities Act of 1933 and that, subject to the review by the Board and guidelines adopted by the Board, the Manager has determined to be liquid.

investment grade. Investment-grade debt securities are those rated within the four highest grades by S&P (at least BBB), Moody's (at least Baa) or Fitch (at least Baa), or unrated debt securities deemed to be of comparable quality by the Manager using guidelines approved by the Board of Trustees.


leverage. Some Funds may use leverage in an effort to increase return. Leverage refers to borrowing money or engaging in a transaction that has the same economic effect. Although leverage creates an opportunity for increased income and gain, it can also magnify losses and create certain risk considerations. Leveraging also creates interest expenses that can exceed any income from the assets retained.


options on securities, securities indices and currencies. A Fund may purchase call options on securities that it intends to purchase (or on currencies in which those securities are denominated) in order to limit the risk of a substantial increase in the market price of such security (or an adverse movement in the applicable currency). A Fund may purchase put options on particular securities (or on currencies in which those securities are denominated) in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (or an adverse movement in the applicable currency relative to the U.S. dollar). Prior to expiration, most options are expected to be sold in a closing sale transaction. Profit or loss from the sale depends upon whether the amount received is more or less than the premium paid plus transaction costs. A Fund may purchase put and call options on stock indices in order to hedge against risks of stock market or industrywide stock price fluctuations.

repurchase  agreement.  With a  repurchase  agreement,  a Fund  acquires  a U.S.
   government security or other high-grade liquid debt instrument (for the Money Market Funds, the instrument must be rated in the highest grade) from a financial institution that simultaneously agrees to repurchase the same security at a specified time and price.

reverse dollar roll transactions. When a Fund engages in a reverse dollar roll, it purchases a security from a financial institution and concurrently agrees to resell a similar security to that institution at a later date at an agreed-upon price.

reverse repurchase agreement. In a reverse repurchase agreement, a Fund sells to a financial institution a security that it holds and agrees to repurchase at an agreed-upon date and price.

S&P 500. Standard & Poor's 500 Composite Price Index.

securities  lending.  A Fund may lend  securities to brokers,  dealers and other financial organizations. Each securities loan is collateralized with collateral assets in an amount at least equal to the current market value of the loaned securities, plus accrued interest. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in collateral should the borrower fail financially.

U.S. government securities. These include U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

variable-rate demand notes (VRDNs). These are instruments with rates of interest adjusted periodically or that "float" continuously according to specific formulas and often have a demand feature entitling the purchaser to resell the securities.

warrants. Typically, a warrant is a long-term option that permits the holder to buy a specified number of shares of the issuer's underlying common stock at a specified exercise price by a particular expiration date. A warrant not exercised or disposed of by its expiration date expires worthless.

when-issued  and forward  commitment  securities.  The Funds may  purchase  U.S.
   government or other securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed delivery" basis. The price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to a Fund. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, it supports its obligation with collateral assets equal to the value of the when-issued or forward commitment securities and causes the collateral assets to be marked-to-market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

zero coupon bonds. These are debt obligations that do not pay current interest and are consequently issued at a significant discount from face value. The discount approximates the total interest the bonds will accrue and compound over the period to maturity or the first interest-payment date at a rate of interest reflecting the market rate of interest at the time of issuance.

Investment Manager

   Montgomery Asset Management, LLC
   101 California Street
   San Francisco, California 94111
   (800) 572-FUND [3863]

Distributor

   Funds Distributor, Inc.
   101 California Street
   San Francisco, California 94111
   (800) 572-FUND [3863]

Custodian

   Morgan Stanley Trust Company
   One Pierrepont Plaza
   Brooklyn, New York 11201

Transfer Agent

   DST Systems, Inc.
   P.O. Box 419073
   Kansas City, Missouri 64141-6073
   (800) 572-3863


Independent Auditors

   PricewaterhouseCoopers LLP
   555 California Street
   San Francisco, California 94104


Legal Counsel

   Paul, Hastings, Janofsky & Walker LLP
   345 California Street
   San Francisco, California 94104



THE MONTGOMERY FUNDSSM
101 California Street
San Francisco, California 94111
(800) 572-FUND [3863]
www.montgomeryfunds.com

Invest wisely.(R)

      ---------------------------------------------------------------------

                                     PART A

                        PROSPECTUS FOR CLASS P SHARES OF

                         MONTGOMERY EMERGING MARKET FUND
                          MONTGOMERY EQUITY INCOME FUND
                            MONTGOMERY SMALL CAP FUND
      ---------------------------------------------------------------------

THE MONTGOMERY FUNDS(SM)
101 California Street
San Francisco, California 94111
(800) 572-FUND [3863]
www.montgomeryfunds.com

Invest wisely.(R)

GE Investment Retirement Services

Prospectus

October 31, 1998


TABLE OF CONTENTS

Fees and Expenses of the Funds                             2        How to Redeem an Investment in the Funds                  19
Financial Highlights                                       4        Exchange Privileges and Restrictions                      20
The Funds' Investment Objectives and Policies              7        Brokers and Other Intermediaries                          21
Portfolio Securities                                       8        How Net Asset Value Is Determined                         21
Other Investment Practices                                10        Dividends and Distributions                               21
Risk Considerations                                       11        Taxation                                                  22
Management of the Funds                                   13        General Information                                       22
How to Contact the Funds                                  16        Backup Withholding Instructions                           24
How to Invest in the Funds                                16        Glossary                                                  25

Each Fund's shares offered in this prospectus (the "Class P shares") are sold only through financial intermediaries and financial professionals at net asset value ("NAV") with no sales load, no commissions, and no redemption or exchange fees. The Class P shares are subject to a Rule 12b-1 distribution fee as described in this prospectus. The minimum initial investment in each Fund is $1,000, and subsequent investments must be at least $100. The Manager or the Distributor may waive these minimums. See "How to Invest in the Funds."

Each Fund is a separate series of The Montgomery Funds, an open-end management investment company managed by Montgomery Asset Management, LLC (the "Manager"), a subsidiary of Commerzbank AG. Funds Distributor, Inc., which is not affiliated with the Manager, is the distributor of the Funds (the "Distributor"). Each Fund has its own investment objective and policies designed to meet different investment goals. As with all mutual funds, attainment of each Fund's investment objective cannot be assured.

This prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing. Please read it and retain it for future reference. A Statement of Additional Information dated October 31, 1998, as may be revised, has been filed with the Securities and Exchange Commission (the "SEC"), is incorporated by this reference and is available without charge by calling (800) 572-FUND [3863]. If you are viewing the electronic version of this prospectus through an online computer service, you may request a printed version free of charge by calling (800) 572-FUND [3863].

The Internet World Wide Web site for The Montgomery Funds is www.montgomeryfunds.com. The Securities and Exchange Commission maintains a Web site (www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding The Montgomery Funds.

Like all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The following three mutual funds (the "Funds") are offered in this prospectus:

--------------------------------

FUND

--------------------------------
Small Cap Fund
--------------------------------
Equity Income Fund
--------------------------------
Emerging Markets Fund
--------------------------------

Montgomery Small Cap Fund
Invests primarily in equity securities, usually common stocks, of small-capitalization U.S. companies (less than $1.5 billion). (Open only to participants in defined contribution plans administered by G.E. Investment Retirement Services)

Montgomery Equity Income Fund
Invests primarily in income-producing equity securities of U.S. companies having total market capitalizations of more than $1 billion.

Montgomery Emerging Markets Fund
Invests primarily in equity securities of companies in countries based in the world's developing economies.

The Funds offer other classes of shares to eligible investors. The other classes of shares may have different fees and expenses that may affect performance. For information concerning the other classes of shares not offered in this prospectus, call The Montgomery Funds at (800) 572-FUND [3863] or contact sales representatives or financial intermediaries who offer those classes.

Fees and Expenses of the Funds

Shareholder Transaction Expenses

An investor would pay the following charges when buying or redeeming shares of a
Fund:
 ------------------------------------------------------------------------------------------------------------------------------
                                MAXIMUM SALES LOAD
  MAXIMUM SALES LOAD           IMPOSED ON REINVESTED       MAXIMUM DEFERRED      REDEMPTION FEES+       EXCHANGE FEES
 IMPOSED ON PURCHASES          DIVIDENDS (AND OTHER           SALES LOAD
                                  DISTRIBUTIONS)
 ------------------------------------------------------------------------------------------------------------------------------
        None                          None                        None                  None                  None
 ------------------------------------------------------------------------------------------------------------------------------

    +Shareholders effecting redemptions via wire transfer may be required to pay fees, including a $10 wire fee that will be directly deducted from redemption proceeds. Shareholders who request redemption checks to be sent by Federal Express may be required to pay a $10 fee that will be directly deducted from redemption proceeds.

Annual Fund Operating Expenses (as a percentage of average net assets):
-------------------------------------------------------------------------------------------------------------------------------
                                                                     OTHER EXPENSES                 TOTAL FUND OPERATING
FUND                              MANAGEMENT    12b-1 FEES*       (AFTER REIMBURSEMENT                     EXPENSES
                                    FEES*                             UNLESS NOTED)*                 (AFTER REIMBURSEMENT
                                                                                                         UNLESS NOTED)*
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Fund                      1.00%           0.25%                   0.24%                           1.49%
-------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund                  0.60%           0.25%                   0.25%                           1.10%
-------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund               1.08%           0.25%                   0.57%                           1.90%
-------------------------------------------------------------------------------------------------------------------------------

  *Expenses for the Funds are based on actual expenses (excluding interest and tax expenses) and expense limitations for the fiscal year ended June 30, 1998, for the Class P shares (or, if no Class P shares were outstanding, for another class of shares, but adjusted to include the Rule 12b-1 fees). The total operating expenses paid by shareholders (including Rule 12b-1 fees and interest and tax expense and reductions by the Manager) for the fiscal year ended June 30, 1998, for the Class P shares were: Montgomery Equity Income Fund, 1.11% (0.26% other expenses). The Manager will reduce its fees and may absorb or reimburse a Fund for certain expenses to the extent necessary to limit total annual Fund operating expenses (excluding Rule 12b-1 fees and interest and tax expenses) to the corresponding expense cap for that Fund. A Fund is required to reimburse the Manager for any reductions in the Manager's fee only during the three years following that reduction and only if such reimbursement can be achieved within the foregoing expense limits. The Manager generally seeks reimbursement for the oldest reductions and waivers before payment for fees and expenses for the current year. Absent reduction and including the Rule 12b-1 fees for the Class P shares, actual total Fund operating expenses for the period ended June 30, 1998, (annualized) would have been as follows: Montgomery Equity Income Fund, 1.63% (0.77% other expenses). See "Management of the Funds."

This table is intended to assist the investor in understanding the various expenses of each Fund. Operating expenses are paid out of a Fund's assets and are factored into the Fund's share price. Each Fund estimates that it will have the expenses listed (expressed as a percentage of average net assets) for the current fiscal year. Because Rule 12b-1 distribution charges are accounted for on a class-level basis (and not an individual shareholder-level basis), individual long-term investors in the Class P shares of the Funds may over time pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD"), even though all shareholders of that class in the aggregate will not.

Example of Expenses for the Funds

Assuming, hypothetically, that each Fund's annual return is 5% and that its operating expenses are as set forth above, an investor buying $1,000 of a Fund's shares would have paid the following total expenses upon redeeming such shares:

--------------------------------------------------------------------------------
FUND                     1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
Small Cap Fund            $15            $47             $81          $177
--------------------------------------------------------------------------------
Equity Income Fund        $11            $35             $60          $134
--------------------------------------------------------------------------------
Emerging Markets Fund     $19            $60            $102          $221
--------------------------------------------------------------------------------

This example is to show the effect of expenses. This example does not represent past or future expenses or returns. Actual expenses and returns may vary.

Financial Highlights

Selected Per-Share Data and Ratios

The  following  financial  information  for the period ended June 30, 1998,  was audited by  PricewaterhouseCoopers  LLP,  whose  report,  dated August 14, 1998, appears  in the  1998  Annual  Report  of the  Funds.  The  following  financial information  for the periods  ended June 30, 1991,  through  June 30, 1997,  was audited by other  accountants.  The financial  information for periods indicated
with the note "R" relate to another  class of shares of the Funds not subject to the Class P Rule 12b-1 fees because Class P shares were not offered during those periods.
                                                                                    Small Cap Fund

                                                                              FISCAL YEAR ENDED JUNE 30
SELECTED PER-SHARE DATA FOR THE YEAR ENDED:    1998##    1997(a)  1996R    1995R      1994R    1993R    1992R    1991R   1991(a)R

Net asset value--beginning of year             $19.48   $21.73    $17.11   $15.15    $16.83    $12.90   $13.24    $10.05   $10.62
  Net investment income/(loss)                  (0.20)   (0.10)    (0.09)   (0.10)    (0.12)    (0.11)   (0.06)    (0.06)   (0.07)
  Net realized and unrealized gain/(loss) on     4.22
    investments                                           1.13      6.31     3.04     (0.47)     4.04     3.25      3.27     2.71
Net increase/(decrease) in net assets
  resulting from Investment operations           4.02     1.03      6.22     2.94     (0.59)     3.93     3.19      3.21     2.64
Distributions:
  Dividends from net investment income           --       --        --       --        --        --       --        --       --
  Distributions from net realized capital       (2.97)
    gains                                                (3.28)    (1.78)   (0.98)    (1.09)     --      (2.75)    (0.02)   (0.02)
  Distributions in excess of net realized        --
    capital gains                                         --        --       --        --        --       --        --       --
  Distributions from capital                     --       --        --       --        --        --      (0.78)     --       --
Total distributions                             (2.97)   (3.28)    (1.78)   (0.98)    (1.09)     --      (3.53)    (0.02)   (0.02)
Net asset value--end of year                   $20.53   $19.48    $21.55   $17.11    $15.15    $16.83   $12.90    $13.24   $13.24
Total Return**                                  22.44%    5.74%    39.28%   20.12%    (1.59)%   30.47%   27.69%    31.97%   24.89%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of year (in 000s)              $21,548   $6,656  $275,062 $202,399  $209,063  $219,968 $176,588  $27,181   $27,181
Ratio of net investment income/(loss) to
  average net assets                            (0.95)%  (1.03)%+  (0.47)%  (0.57)%   (0.68)%   (0.69)%  (0.44)%   (0.47)%  (0.45)%+
Net investment income/(loss) before deferral
  of fees by Manager                           $(0.20)    --        --       --        --        --       --        --       --
Portfolio turnover rate                         68.65%   58.71%    80.00%   85.07%    95.22%   130.37%   80.67%   194.63%  188.16%
Expense ratio including interest and tax
  expense                                        1.49%    1.45%+    1.24%    1.37%     1.35%    1.40%     1.50%     1.50%    1.45%+
Expense ratio before deferral of fees by
  Manager, including interest expense            1.49%     N/A       N/A      N/A       N/A       N/A      N/A       N/A      N/A
Expense ratio excluding interest and tax
 expense                                         1.49%     N/A       N/A      N/A       N/A       N/A      N/A       N/A      N/A

(a) The Small Cap Fund's Class R and Class P shares commenced operations on July 13, 1990, and July 1, 1996, respectively.
**  Total return represents aggregate total return for the periods indicated.
 +  Annualized.
## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, as the use of the undistributed income method did not accord with the results of operations.

                                                                                    Equity Income Fund

                                                                                   FISCAL YEAR ENDED JUNE 30
  SELECTED PER-SHARE DATA FOR THE YEAR ENDED:                        1998            1997##       1996(b)       1995(b)R
  Net Asset Value--Beginning of Year                                $17.90          $16.09        $15.66         $12.00
  Net investment income/(loss)                                        0.38            0.44          0.08           0.31
  Net realized and unrealized gain/(loss) on investments              2.27            3.35          0.35           1.38
  Net increase/(decrease) in net assets resulting from
     investment operations                                            2.65            3.79          0.43           1.69
  Distributions:
    Dividends from net investment income                             (0.39)          (0.42)         --            (0.31)
    Distributions from net realized capital gains                    (1.91)          (1.56)         --             --
  Total distributions                                                (2.30)          (1.98)         --            (0.31)
  Net Asset Value--End of Year                                      $18.25          $17.90        $16.09         $13.38
  Total Return**                                                     15.49%          25.64%         2.75%         14.26%
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000s)                                  $2,719          $868          $2             $6,383
  Ratio of net investment income/(loss) to average net
    assets                                                            2.07%           2.68%         2.78%+         4.06%+
  Net investment income/(loss) before deferral of fees by
    Manager                                                          $0.28           $0.34         $0.06          $0.13
  Portfolio turnover rate                                            68.23%          62.31%        89.77%         29.46%
  Expense ratio including interest and tax expense                    1.11%           --            --             --
  Expense ratio before deferral of fees by Manager,
    including interest and tax expense                                1.63%           1.71%         1.70%+         3.16%+
  Expense ratio excluding interest and tax expense                    1.10%           1.11%         1.10%+         0.84%+

 (b) The Equity Income Fund's Class R shares and Class P shares commenced operations on September 30, 1994, and March 12, 1996, respectively.
  ** Total return represents aggregate total return for the periods indicated.
   + Annualized.
  ## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, as the use of the undistributed income method did not accord with the results of operations.

                                                                                 Emerging Markets Fund

  SELECTED PER-SHARE DATA FOR THE YEAR ENDED:                                  FISCAL YEAR ENDED JUNE 30,
                                                        1998        1997      1996(c)   1995##R      1994R      1993R     1992(c)R
  Net Asset Value--Beginning of Year                   $16.77      $14.19     $12.62      $13.68     $11.07      $9.96     $10.00
  Net investment income/(loss)                           0.03        0.06       0.01        0.03      (0.03)      0.07       0.03
  Net realized and unrealized gain/(loss) on
    investments                                         (6.61)       2.58       1.56        0.25++     2.92       1.05      (0.07)
  Net increase/(decrease) in net assets resulting
    from investment operations                          (6.58)       2.64       1.57        0.28       2.89       1.12      (0.04)
  Distributions:
    Dividends from net investment income                (0.12)      (0.06)      --          --         --         (0.01)     --
    Distributions in excess of net investment
      income                                             --          --         --          --         --         --         --
    Distributions from net realized capital gains       (0.33)       --         --         (0.42)     (0.28)     (0.00)#     --
    Distributions in excess of net realized
      capital gains                                      --          --         --         (0.37)      --         --         --
  Total distributions                                   (0.45)      (0.06)      --         (0.79)     (0.28)     (0.01)      --
  Net Asset Value--End of Year                          $9.74      $16.77     $14.19      $13.17     $13.68     $11.07      $9.96
  Total Return**                                       (39.75)%     18.62%     12.44%       1.40%     26.10%     11.27%     (0.40)%
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000s)                     $413        $607       $2        $998,083   $654,960    $206,617   $54,625
  Ratio of net investment income/(loss) to average                                                                0.66%
    net assets                                           0.30%       0.23%      0.33%+      0.23%     (0.14)%                1.70%+
  Net investment income/(loss) before deferral of
    fees by Manager                                     $0.03        --         --          --         --        $0.06      $0.01
  Portfolio turnover rate                               96.76%      83.08%    109.92%      92.09%     63.79%     21.40%      0.19%
  Expense ratio including interest and tax expense       1.90%       --         --          --         --         --         --
  Expense ratio before deferral of fees by
    Manager, including interest and tax expense          1.90%       --         --          --         --         1.93%      2.80%+
  Expense ratio excluding interest and tax expense       1.85%       1.92%      1.97%+      1.80%      1.85%      1.90%      1.90%+

(c) The Emerging Markets Fund's Class R shares and Class P shares commenced operations on March 1, 1992, and March 12, 1996, respectively.
**  Total return represents aggregate total return for the periods indicated.
 +  Annualized.
## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, as the use of the undistributed income method did not accord with the results of operations.

The Funds' Investment Objectives and Policies

The investment objective and general investment policies of each Fund are described below. Specific portfolio securities that may be purchased by the Funds are described in "Portfolio Securities." Specific investment practices that may be employed by the Funds are described in "Other Investment Practices." Certain risks associated with investing in the Funds are described in those sections as well as in "Risk Considerations." Certain terms used in this prospectus are defined in the Glossary at the end of this prospectus.

Summary Comparison of Funds
-------------------------------------------------------------------------------------------------------------------------------
                                       ANTICIPATED            MAXIMUM                                 TYPICAL MARKET
FUND                                     EQUITY                 DEBT           FOCUS                 CAPITALIZATION OF
                                        EXPOSURE              EXPOSURE                              PORTFOLIO COMPANIES
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Fund                          80 to 100%               35%     Small-cap                  Less than $1.5 billion
-------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund                      65 to 100%               35%     Large-cap dividend         More than $1 billion
-------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund                   65 to 100%               35%     Foreign emerging growth    Any size
-------------------------------------------------------------------------------------------------------------------------------

Montgomery Small Cap Fund ("Small Cap Fund")

The investment objective of the Small Cap Fund is to seek long-term capital appreciation by investing in rapidly growing U.S. small-cap companies. The Fund invests at least 65% of its total assets in the stocks of U.S. companies whose shares have a total stock market value (market capitalization) of $1.5 billion or less.

The Fund's portfolio managers follow a growth strategy to invest in potentially attractive small-cap companies that are at an early or transitional stage of their development. The managers look for companies that the believe can thrive even in adverse economic conditions. Specifically, they search for companies that they think have the potential to:

o   Gain market share within their industries
o   Deliver  consistently high profits to shareholders
o   Increase their corporate earnings each quarter
o Provide solutions for current o impending problems in their respective industries or in society overall

The Fund is currently open only to participants in defined contribution plans administered by G.E. Investment Retirement Services.

Montgomery Equity Income Fund ("Equity Income Fund")

The investment objective of the Equity Income Fund is to seek current income and long-term capital appreciation while striving to minimize portfolio volatility by investing in large, dividend-paying U.S. companies. The Fund seeks to provide a greater yield than the average yield of Standard & Poor's 500 Composite Price Index stocks by investing at least 65% of its total assets in dividend-paying stocks of large U.S. companies.

The Fund's strategy is to identify mature companies that have a history of paying regular dividends to shareholders and offer a dividend yield well above their historical average and/or the market's average. (Dividend yield is calculated by dividing the dividend a company pays out per share of common stock by the stock market price of those shares.) The Fund typically invests in companies for two to four years. The Manager will usually begin to reduce the Fund's position in a company as its share price moves up and its dividend yield drops to the lower end of its historical range. The Manager may also pare back or sell the Fund's position in a company that reduces or eliminates its dividend, or if it believes that the company is about to do so.

Although the Fund normally invests more than 65% of its assets in income-producing equity securities as described above, under normal market conditions it may invest up to 35% of its total assets in investment-grade debt instruments. The Fund attempts to achieve low price volatility through its investment in mature companies. In addition, the Fund may invest up to20% of its total assets in the equity or debt securities of non-U.S. issuers. See "Portfolio Securities."

Montgomery Emerging Markets Fund ("Emerging Markets Fund")

The investment objective of the Emerging Markets Fund is to seek long-term capital appreciation by investing in companies based or operating primarily in developing economies throughout the world.

The Fund invests at least 65% of its total assets in the stocks of companies based in the world's developing economies. The Fund typically maintains investments in at least six of these countries at all times, with no more than 35% of its assets in any single one of them. These may include:

o Latin America: Argentina, Brazil, Chile, Colombia, Costa Rica, Jamaica, Mexico, Peru, Trinidad and Tobago, Uruguay and Venezuela
o Asia: Bangladesh, China/Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan, Thailand and Vietnam
o Europe: Czech Republic, Greece, Hungary, Kazakhstan, Poland, Portugal, Romania, Russia, Slovakia, Slovenia, Turkey and Ukraine
o   Middle East: Israel and Jordan
o Africa: Egypt, Ghana, Ivory Coast, Kenya, Morocco, Nigeria, South Africa, Tunisia and Zimbabwe

The Fund's strategy combines computer-based screening techniques with in-depth financial review and on-site analysis of companies, countries and regions to identify potential investments. The Fund's portfolio managers and analysts frequently travel to the emerging markets to gain firsthand insight into the economic, political and social trends that affect investments in those countries. These techniques help determine in which stocks and countries the Fund will invest. The portfolio managers strive to keep the Fund well diversified across individual stocks, industries and countries to reduce its overall risk.

The Fund invests primarily in common stock, but also may invest in other types of equity and equity-derivative securities. It may invest up to 35% of its total assets in debt securities, including up to 5% in debt securities rated below investment grade. See "Portfolio Securities," "Risk Considerations" and the Appendix in the Statement of Additional Information.

The Fund may invest in certain debt securities issued by the governments of emerging markets countries that are, or may be eligible for, conversion into investments in emerging markets companies under debt conversion programs sponsored by such governments. The Fund deems securities that are convertible to equity investments to be equity-derivative securities. See "Portfolio Securities."

Portfolio Securities

The following describes portfolio securities in which the Funds may invest.

Equity Securities

Each Fund emphasizes investments in common stocks. The Funds may also invest in other types of equity securities (such as preferred stocks or convertible securities) and equity-derivative securities.

Depositary Receipts, Convertible Securities and Securities Warrants

Each Fund may invest in ADRs, EDRs, GDRs and convertible securities, which the Manager regards as a form of equity security. Each Fund may also invest up to 5% of its net assets in warrants. (See Glossary for definitions.)

Privatizations

The Emerging Markets Fund believes that foreign governmental programs of selling interests in government-owned or -controlled enterprises ("privatizations") may represent opportunities for significant capital appreciation, and this Fund may invest in privatizations. The ability of U.S. entities, such as this Fund, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be successful.

Special Situations

The Emerging Markets Fund believes that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and similar vehicles (collectively, "special situations") could enhance its capital appreciation potential. This Fund also may invest in certain types of vehicles or derivative securities that represent indirect investments in foreign markets or securities in which it is impracticable for the Fund to invest directly. Investments in special situations may be illiquid, as determined by the Manager based on criteria reviewed by the Board of Trustees (the "Board"). This Fund does not invest more than 15% of its net assets in illiquid investments, including special situations.

Investment Companies

Each Fund may invest up to 10% of its total assets in shares of other investment companies (including closed-end funds and mutual funds), investing exclusively in securities in which it may otherwise invest. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Emerging

Markets Fund to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the Investment Company Act of 1940 (the "Investment Company Act"). The Emerging Markets Fund also may incur tax liability to the extent that it invests in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distributions to the Fund. See the Statement of Additional Information.

The Funds do not intend to invest in other investment companies unless, in the Manager's judgment, the potential benefits exceed the associated costs. As a shareholder in an investment company, these Funds bear their ratable share of that investment company's expenses, including advisory and administration fees, resulting in an extra layer of fees for shareholders.

Debt Securities

Each Fund may purchase debt securities that complement its objective of capital appreciation through anticipated favorable changes in relative foreign exchange rates, in relative interest rate levels or in the creditworthiness of issuers. Debt securities may constitute up to 35% of each Fund's total assets. In selecting debt securities, the Manager seeks out good credits and analyzes interest rate trends and specific developments that may affect individual issuers. As an operating policy, which may be changed by the Board, each Fund will not invest more than 5% of its total assets in debt securities rated lower than investment grade. Subject to this limitation, each of these Funds may invest in any debt security, including securities in default. After its purchase by a Fund, a debt security may cease to be rated or its rating may be reduced below that required for purchase by the Fund. A security downgraded below the minimum level may be retained if determined by the Manager and the Board to be in the best interests of the Fund. See "Risk Considerations."

Debt securities may also consist of participation certificates in large loans made by financial institutions to various borrowers, typically in the form of large unsecured corporate loans. These certificates must otherwise comply with the maturity and credit-quality standards of each Fund and will be limited to 5% of a Fund's total assets.

In addition to traditional corporate, government and supranational debt securities, the Equity Income Fund and the Emerging Markets Fund may invest in external (i.e., to foreign lenders) debt obligations issued by the governments, governmental entities and companies of emerging markets countries. The percentage distribution between equity and debt will vary from country to country, based on anticipated trends in inflation and interest rates; expected rates of economic and corporate profits growth; changes in governmental policy; stability, solvency and expected trends of government finances; and conditions of the balance of payments and terms of trade.

U.S. Government Securities

Each  Fund  may  invest  in  fixed-rate  and  floating-  or  variable-rate  U.S.
government securities. Certain of the obligations, including U.S. Treasury bills, notes and bonds, and mortgage-related securities of the Government National Mortgage Association (the "GNMA"), are issued or guaranteed by the U.S. government. Other securities issued by U.S. government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, for example those issued by the Federal Home Loan Bank; whereas others, such as those issued by the Federal National Mortgage Association (the "FNMA"), Farm Credit System and Student Loan Marketing Association, have an additional line of credit with the U.S. Treasury.

Short-term U.S. government securities generally are considered to be among the safest short-term investments. The U.S. government does not guarantee the net asset value of the Funds' shares, however. With respect to U.S. government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. government will provide support to such agencies or instrumentalities. Accordingly, such U.S. government securities may involve risk of loss of principal and interest.

Structured Notes and Indexed Securities

Each Fund may invest in structured notes and indexed securities. Structured notes are debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities included structured notes as well as securities other than debt securities. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, the Manager analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.

Asset-Backed Securities

Each Fund may invest up to 5% of its total assets in asset-backed securities.

Other Investment Practices

The  table  below  and  the  following  sections  summarize  certain  investment practices of the Funds, each of which may involve certain risks. The Glossary at the end of this prospectus  briefly describes each of the investment  techniques summarized below. The Statement of Additional Information contains more-detailed information about certain of these practices,  including limitations designed to reduce risks.
===================================================================================================================================
                                                                      Small Cap           Equity Income       Emerging Markets
-----------------------------------------------------------------------------------------------------------------------------------
   Repurchase agreements1                                               |X|                   |X|                   |X|
-----------------------------------------------------------------------------------------------------------------------------------
   Borrowing not to exceed one-third of total Fund assets               |X|                   |X|                   |X|
-----------------------------------------------------------------------------------------------------------------------------------
   Reverse repurchase agreements                                        |X|                   |X|                   |X|
-----------------------------------------------------------------------------------------------------------------------------------
   Leverage                                                             |X|                   |X|                   |X|
-----------------------------------------------------------------------------------------------------------------------------------
   Securities lending not to exceed 30% of total Fund assets            |X|                   |X|                   |X|
-----------------------------------------------------------------------------------------------------------------------------------
   When-issued and forward commitment securities                        |X|                   |X|                   |X|
-----------------------------------------------------------------------------------------------------------------------------------
   Forward currency contracts2                                          |X|                   |X|                   |X|
-----------------------------------------------------------------------------------------------------------------------------------
   Purchase options on securities and currencies3                       |X|                   |X|                   |X|
-----------------------------------------------------------------------------------------------------------------------------------
   Purchase options on securities indices3                              |X|                   |X|                   |X|
-----------------------------------------------------------------------------------------------------------------------------------
   Write covered call options3                                          |X|                   |X|                   |X|
-----------------------------------------------------------------------------------------------------------------------------------
   Write covered put options3                                           |X|                   |X|                   |X|
-----------------------------------------------------------------------------------------------------------------------------------
   Interest rate futures contracts4                                     |X|                   |X|                   |X|
-----------------------------------------------------------------------------------------------------------------------------------
   Futures and swaps and options on futures4                            |X|                   |X|                   |X|
-----------------------------------------------------------------------------------------------------------------------------------
   Equity swaps5                                                        |X|                   |X|                   |X|
-----------------------------------------------------------------------------------------------------------------------------------
   Illiquid securities (limited to 15% of Fund's net assets)            |X|                   |X|                   |X|
===================================================================================================================================

1 Under the Investment Company Act, repurchase agreements are considered loans by a fund and must be fully collateralized by collateral assets. If the seller defaults on its obligations to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security.
2 A Fund that may invest in forward currency contracts may not invest more than one-third of its assets in such contracts.
3 A Fund will not enter into any options on securities, securities indices, or currencies or related options (including options on futures) if the sum of the initial margin deposits and premiums paid for any such option or options would exceed 5% of its total assets, and it will not enter into options with respect to more than 25% of its total assets.
4 A Fund does not enter into any futures contracts or related options if the sum of initial margin deposits on futures contracts, related options (including options on securities, securities indices and currencies) and premiums paid for any such related options would exceed 5% of its total assets. A Fund does not purchase futures contracts or related options if, as a result, more than one-third of its total assets would be so invested.
5 A Fund that may invest in equity swaps may invest up to 10% of its total assets in such investment.

Borrowing

Subject to the limits set forth in the prospectus, the Funds may pledge their assets in connection with borrowings. A Fund will not purchase any securities while any borrowings exceed 10% of its total assets.

Defensive Investments and Portfolio Turnover

Notwithstanding its investment objective, each Fund may adopt up to a 100% cash or cash equivalent position for temporary defensive purposes to protect against erosion of its capital base. Depending upon the Manager's analysis of the various markets and other considerations, all or part of the assets of a Fund may be held in cash and cash equivalents (denominated in U.S. dollars or foreign currencies), such as U.S. government securities or obligations issued or guaranteed by the government of a foreign country or by an international organization designed or supported by multiple foreign governmental entities to promote economic reconstruction or development, high-quality commercial paper, time deposits, savings accounts, certificates of deposit, bankers' acceptances and repurchase agreements with respect to all of the foregoing. Such investments also may be made for temporary purposes pending investment in other securities and following substantial new investment in a Fund. A Fund may not attain its investment objective when it has made temporary defensive investments.

Portfolio securities are sold whenever the Manager believes it appropriate to further a Fund's investment objective or when it appears that a position of the desired size cannot be accumulated. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions, dealer markups and other transaction costs, and may result in the recognition of capital gains that may be distributed to shareholders. See

"Financial Highlights" for portfolio turnover information. Even when portfolio turnover exceeds 100% for a Fund, that Fund does not regard portfolio turnover as a limiting factor. Portfolio turnover in excess of 100% is considered high, increases brokerage costs incurred by a Fund and may cause recognition of gain by shareholders.

Hedging and Risk Management Practices

In seeking to protect against the effect of adverse changes in financial markets or against currency exchange rate or interest rate changes that are adverse to the present or prospective positions of the Funds, each of the Funds may employ certain risk management practices using certain derivative securities and techniques (known as "derivatives"). Markets in some countries currently do not have instruments available for hedging transactions. To the extent that such instruments do not exist, the Manager may not be able to hedge its investment effectively in such countries. Furthermore, a Fund engages in hedging activities only when the Manager deems it to be appropriate, and does not necessarily engage in hedging transactions with respect to each investment.

Hedging transactions involve certain risks. Although a Fund may benefit from the use of hedging positions, unanticipated changes in interest rates or securities prices may result in poorer overall performance for a Fund than if it had not entered into a hedging position. If the correlation between a hedging position and a portfolio position is not properly protected, the desired protection may not be obtained and the Fund may be exposed to risk of financial loss. In addition, a Fund pays commissions and other costs in connection with such investments.

Investment Restrictions

The investment objective of each Fund is fundamental and may not be changed without shareholder approval but, unless otherwise stated, each Fund's other investment policies may be changed by the Trust's Board. If there is a change in the investment objective or policies of any Fund, shareholders should consider whether that Fund remains an appropriate investment in light of their then-current financial positions and goals. The Funds are subject to additional investment policies and restrictions described in the Statement of Additional Information, some of which are fundamental.

Each Fund has reserved the right, if approved by the Board, to convert in the future to a "feeder" fund that would invest all of its assets in a "master" fund having substantially the same investment objective, policies and restrictions. At least 30-days' prior written notice of any such action would be given to all shareholders if and when such a proposal is approved, although no such action has been proposed as of the date of this prospectus.

Risk Considerations

The following describes certain risks involved with investing in the Funds.

The Year 2000 Problem

The Funds and their service providers depend upon the smooth functioning of their computer systems. Unfortunately, because of the way dates are encoded and calculated, many computer systems in use today cannot recognize the year 2000, but revert to 1900 or another incorrect date. Computer failures due to the year 2000 problem could negatively impact the handling of securities trades and pricing and account services.

The Funds' software vendors and service providers have assured the Funds that their systems will be adapted in sufficient time to avoid serious problems. There can be no guarantee, however, that all of their computer systems will be adapted in time. The Funds do not expect year 2000 conversion costs to be substantial for the Funds because those costs are borne by the Funds' vendors and service providers and not directly by the Funds.

Brokers and other intermediaries that hold shareholder accounts may still experience incompatibility problems. It is also important to keep in mind that year 2000 issues may negatively impact the companies in which the Funds invest and, by extension, the value of those companies' shares held by the Funds. The Funds are in the process of putting in place a contingency plan to evaluate other vendors and service providers in the event the existing vendors and service providers fail to adequately adapt their systems in a timely manner.

Single European Currency

On January 1, 1999, the European Union will introduce a single European currency called the "euro." The first group of countries to begin converting their currencies to the euro include Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The introduction of the euro causes three primary uncertainties. The first is whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date. The second what will be the legal implications of outstanding financial contracts that refer to currencies that will be replaced by the euro after January 1, 1999. Finally, there are questions about how suitable clearing and settlement payment systems for the euro will be developed. These and other factors (including political and economic risks) could cause market disruptions before or after the introduction of the euro and could negatively affect companies in which the Funds may invest.

Small Companies

The Small Cap Fund emphasizes, and the Emerging Markets Fund may make, investments in smaller companies that may benefit from the development of new products and services. Such smaller companies may present greater opportunities for capital appreciation but may involve greater risk than larger, more mature issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

Foreign Securities

Each Fund may purchase securities in foreign countries. Accordingly, shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks of loss inherent in U.S. investments. The Emerging Markets Fund will invest in securities of companies domiciled in, and in markets of, so-called emerging markets countries. These investments may be subject to higher risks than investments in more-developed countries.

Foreign investments involve the possibility of expropriation, nationalization or confiscatory taxation; taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments); default in foreign government securities; and political or social instability or diplomatic developments that could adversely affect investments. In addition, there is often less publicly available information about non-U.S. issuers than those in the United States. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards. Further, these Funds may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts. Additional risk factors, including use of U.S. and non-U.S. custodian banks and depositories, are described elsewhere in the prospectus and in the Statement of Additional Information.

Brokerage commissions, fees for custodial services and other costs relating to investments in other countries are generally greater than in the United States. Foreign markets have different clearance and settlement procedures from those in the United States, and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions. The inability of a Fund to make intended security purchases due to settlement difficulties could cause it to miss attractive investment opportunities. Inability to sell a portfolio security due to settlement problems could result in loss to the Fund if the value of the portfolio security declined, or result in claims against the Fund. In certain countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The securities markets of many of the countries in which these Funds may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

Because certain foreign securities may be denominated in foreign currencies, the value of such securities will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions among currencies. A change in the value of a foreign currency against the U.S. dollar results in a corresponding change in the U.S. dollar value of a Fund's securities denominated in the currency. Such changes also affect the Fund's income and distributions to shareholders. A Fund may be affected either favorably or unfavorably by changes in the relative rates of exchange among the currencies of different nations, and a Fund may therefore engage in foreign-currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Manager's ability to predict movements in exchange rates.

Some countries in which these Funds may invest also may have fixed or managed currencies that are not freely convertible at market rates into the U.S. dollar. Certain currencies may not be internationally traded. A number of these currencies have experienced steady devaluation relative to the U.S. dollar, and such devaluations in the currencies may have a detrimental impact on the Fund. Many countries in which a Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments. Certain countries also limit the amount of foreign capital that can be invested in their markets and local companies, creating a "foreign premium" on capital investments available to foreign investors such as the Funds. The Funds may pay a "foreign premium" to establish an investment position which it cannot later recoup because of changes in that country's foreign-investment laws.

Lower-Quality Debt

As an operating policy, which may be changed by the Board without shareholder approval, the Emerging Markets Fund is permitted to invest in medium-quality debt securities, but does not invest more than 5% of its total assets in high-risk debt securities below investment-grade quality (sometimes called "junk bonds.")

Medium-quality debt securities are those rated or equivalent to BBB by S&P or Fitch's, or Baa by Moody's. Medium-quality debt securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than with higher-grade debt securities. Junk bonds offer greater speculative characteristics and are regarded as having a great vulnerability to default although currently having the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The ability to maintain other terms of the contract over any long period of time may be small. Junk bonds are more subject to default during periods of economic downturns or increases in interest rates, and their yields will fluctuate over time. It may be more difficult to dispose of or to value junk bonds. Achievement of a Fund's investment objective may also be more dependent on the Manager's own credit analysis to the extent a Fund's portfolio includes junk bonds.

The Board may consider a change in this operating policy if, in its judgment, economic conditions change such that a higher level of investment in high-risk, lower-quality debt securities would be consistent with the interests of these Funds and their shareholders. Unrated debt securities are not necessarily of lower quality than rated securities, but may not be attractive to as many buyers. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by the Manager to determine, to the extent reasonably possible, that the planned investment is sound. From time to time, these Funds may purchase defaulted debt securities if, in the opinion of the Manager, the issuer may resume interest payments in the near future.

Interest Rates

The market value of debt securities that are interest rate sensitive is inversely related to changes in interest rates. That is, an interest rate decline produces an increase in a security's market value, and an interest rate increase produces a decrease in value. The longer the remaining maturity of a security, the greater the effect of interest rate change. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of its creditworthiness also affect the market value of that issuer's debt securities.

Equity Swaps

The Funds may invest in equity swaps. Equity swaps are derivatives, and their values can be very volatile. To the extent that the Manager does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (like the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults. See equity swaps in the Glossary.

Management of the Funds

The Montgomery Funds (the "Trust") has a Board of Trustees (a "Board") that establishes its Funds' policies and supervises and reviews their management. Day-to-day operations of the Funds are administered by the officers of the Trust and by the Manager pursuant to the terms of an investment management agreement with each Fund.

The investment manager of the Funds is Montgomery Asset Management, LLC. Founded in 1990, Montgomery Asset Management is a subsidiary of Commerzbank AG, one of the largest publicly held commercial banks in Germany. As of June 30, 1998, Montgomery Asset Management managed approximately $5.5 billion on behalf of some 300,000 investors in The Montgomery Funds.

Portfolio Managers

Montgomery Small Cap Fund
Stuart Roberts is a senior portfolio manager of the Montgomery Small Cap Fund (since 1990). Mr. Roberts has specialized in small-cap investing since 1993. Prior to joining the Manager in 1990, he was a portfolio manager and analyst at Founders Asset Management in Denver, where he managed three growth-oriented mutual funds.

Jerome "Cam" Philpott, CFA is a portfolio manager of the Montgomery Small Cap Fund (since 1991). Before joining the Manager in 1991, Mr. Philpott was a securities analyst with Boettcher & Company in Denver.

Bradford Kidwell is a portfolio  manager of the Montgomery Small Cap Fund (since
1991). Prior to joining the Manager in 1991, Mr. Kidwell was the sole general partner and portfolio manager of Oasis Financial Partners. From 1987 to 1989, he covered the savings and loan industry for Dean Witter Reynolds.

Montgomery Equity Income Fund
William King, CFA is portfolio manager of the Montgomery Equity Income Fund (since 1994). Before joining the Manager in 1994, Mr. King gained analytical and portfolio management experience at Merus Capital Management. Previously, he was a financial analyst/manager for SEI and a division controller and financial analyst for Kaiser Aluminum and Kaiser Industries.

Montgomery Emerging Markets Fund
Josephine Jimenez, CFA is a senior portfolio manager of the Montgomery Emerging Markets Fund (since 1992). Before joining the Manager in 1991, Ms. Jimenez worked at Emerging Markets Investors Corp./Emerging Markets Management in Washington, D.C., as a senior analyst and portfolio manager. She has more than 17 years' experience in the industry. The research and analysis methods she helped develop--including a proprietary stock valuation model for hyperinflationary economies--are the foundation of her investment strategy.

Bryan Sudweeks, Ph.D.,CFA is a senior portfolio manager of the Emerging Markets Fund (since 1992). Before joining the Montgomery in 1991, Mr. Sudweeks was a senior analyst and portfolio manager at Emerging Markets Investors Corp./Emerging Markets Management in Washington, D.C. Prior to that he was a professor of international finance and investments at George Washington University and served as adjunct professor of international investments from 1988 until May 1991.

Frank Chiang has been a portfolio manager of the Montgomery Emerging Markets Fund since joining the Manager in 1996. Mr. Chiang joined the Manager in 1996. From 1993 to 1996 he was a portfolio manager and managing director at TCW Asia Ltd. in Hong Kong. Prior to that he was associate director and portfolio manager at Wardley Investment Services Hong Kong.

Jesus Isidoro Duarte is a portfolio manager of the Montgomery Emerging Markets Fund (since 1997). Prior to joining the Manager in 1994, he was a director and vice president at Latinvest, where he was responsible for research and portfolio management for the firm's Latin American funds. Previous to Latinvest, Mr. Duarte worked at W.I. Carr in Tokyo as a securities analyst of Japanese equities.

Jose De Gusmao Fiuza is a portfolio  manager of the Emerging Markets Fund (since
1996). Mr. Fiuza began his investment career in 1987 covering the Portuguese market at Banco Portugues do Atlantico. He then moved to Banco Espirito Santo, Schroder Securities (as manager) and Carnegie International (as managing director). Mr. Fiuza joined the Manager in 1995.

Stuart Patterson Quint, CFA is a portfolio manager of the Montgomery Emerging Markets Fund (since 1997). Mr. Quint joined the Manager from Sanford C. Bernstein & Company where he was a research associate for the U.S. financial services industry.

Management Fees and Other Expenses

The Manager provides the Funds with advice on buying and selling securities; manages the Funds' investments, including the placement of orders for portfolio transactions; furnishes the Funds with office space and certain administrative services; and provides personnel needed by the Funds with respect to the Manager's responsibilities under the Manager's Investment Management Agreement with each Fund. The Manager also compensates the members of the Trusts' Boards who are interested persons of the Manager, and assumes the cost, of printing prospectuses and shareholder reports for dissemination to prospective investors. As compensation, each Fund pays the Manager a management fee (accrued daily but paid when requested by the Manager) based upon the value of the average daily net assets of that Fund, according to the following table.

The management fees for the Funds are higher than those for most mutual funds.

--------------------------------------------------------------------------------
                              AVERAGE DAILY NET ASSETS          MANAGEMENT FEE
                                                                (ANNUAL RATE)
--------------------------------------------------------------------------------
Small Cap Fund                First $250 million                    1.00%
                              More than $250 million                0.80%
--------------------------------------------------------------------------------
Equity Income Fund            First $500 million                    0.60%
                              More than $500 million                0.50%
--------------------------------------------------------------------------------
Emerging Markets Fund         First $250 million                    1.25%
                              More than $250 million                1.00%
--------------------------------------------------------------------------------

The Manager also serves as the Funds' Administrator (the "Administrator"). The Administrator performs services with regard to various aspects of each Fund's administrative operations. As compensation, the Funds pay the Administrator a monthly fee at the following annual rates: The Equity Income Fund pays seven one-hundredths of one percent (0.07%) of average daily net assets (0.06% of average daily net assets over $500 million); each of the Small Cap and Emerging Markets Funds pays seven one-hundredths of one percent (0.07%) of average daily net assets (0.06% of daily net assets over $250 million).

Each Fund is responsible for its own operating expenses including, but not limited to: the Manager's fees; taxes, if any; brokerage and commission expenses, if any; interest charges on any borrowings; transfer agent, administrator, custodian, legal and auditing fees; shareholder servicing fees including fees to third-party servicing agents; fees and expenses of Trustees who are not interested persons of the Manager; salaries of certain personnel; costs and expenses of calculating its daily net asset value; costs and expenses of accounting, bookkeeping and recordkeeping required under the Investment Company Act; insurance premiums; trade association dues; fees and expenses of registering and maintaining registration of its shares for sale under federal and applicable state securities laws; all costs associated with shareholders meetings and the preparation and dissemination of proxy materials, except for meetings called solely for the benefit of the Manager or its affiliates; printing and mailing prospectuses, Statements of Additional Information and reports to shareholders; and other expenses relating to that Fund's operations, plus any extraordinary and nonrecurring expenses that are not expressly assumed by the Manager.

Rule 12b-1 adopted by the Securities and Exchange Commission under the Investment Company Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's Board and approved by its shareholders. Pursuant to that Rule, the Trust's Board and the initial shareholder of the Class P shares of each Fund have approved, and each Fund has entered into, a Share Marketing Plan (the "Plan") with the Distributor, as the distribution coordinator, for the Class P shares. Under the Plan, each Fund will pay distribution fees to the Distributor at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to its Class P shares, to reimburse the Distributor for its distribution costs with respect to that class.

The Plan provides that the Distributor may use the distribution fees received from the class to pay for the distribution expenses of that class, including, but not limited to (i) incentive compensation paid to the directors, officers and employees of, agents for and consultants to the Distributor or any other broker-dealer or financial institution that engages in the distribution of that class; and (ii) compensation to broker-dealers, financial institutions or other persons for providing distribution assistance with respect to that class. Distribution fees may also be used for (i) marketing and promotional activities, including, but not limited to, direct-mail promotions and television, radio, newspaper, magazine and other mass media advertising for that class; (ii) costs of printing and distributing prospectuses, Statements of Additional Information and reports of the Funds to prospective investors in that class; (iii) costs involved in preparing, printing and distributing sales literature pertaining to the Funds and that class; and (iv) costs involved in obtaining whatever information, analysis and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable with respect to the distribution of that class. Distribution fees are accrued daily and paid monthly and are charged as expenses of the Class P shares as accrued.

In adopting the Plan, the Board determined that there was a reasonable likelihood that the Plan would benefit the Funds and the shareholders of Class P shares. Information with respect to distribution revenues and expenses is presented to the Board quarterly for its consideration in connection with their deliberations as to the continuance of the Plan. In their review of the Plan, the Board is asked to take into consideration expenses incurred in connection with the separate distribution of the Class P shares. The Class P shares are not obligated under the Plan to pay any distribution expenses in excess of the distribution fee. Thus, if the Plan was terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the class to the Distributor.

The distribution fee attributable to the Class P shares is designed to permit an investor to purchase Class P shares through financial planners, retirement and pension plan administrators, broker-dealers and other financial intermediaries without the assessment of a front-end sales charge and at the same time to permit the Distributor to compensate those persons on an ongoing basis in connection with the sale of the Class P shares.

The Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust, including a majority of the Trustees who are not "interested persons" of the Trusts (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the "Independent Trustees"), vote annually to continue the Plan. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or of a majority of the outstanding shares (as defined in the Investment Company Act) of the Class P shares.

All distribution fees paid by the Funds under the Plan will be paid in accordance with Rule 2830 of the Rules of Conduct of NASD Regulation, Inc.

For certain Funds, the Manager has agreed to reduce its management fee if necessary to keep total annual operating expenses (excluding the Rule 12b-1 fees and interest and tax expenses) at or below the following percentages of each Fund's average net assets: the Small Cap Fund, one and four-tenths of one percent  (1.40%);  the Equity  Income Fund,  eighty-five  one-hundredths  of one percent (0.85%); and the Emerging Markets Fund, one and nine-tenths of one percent (1.90%). The Manager also may voluntarily reduce additional amounts to increase the return to a Fund's investors. The Manager entered into a one-year renewable agreement with respect to these limitations. Any reductions made by the Manager in its fees are subject to reimbursement by that Fund within the following three years, provided that the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. The Manager generally seeks reimbursement for the oldest reductions and waivers before payment by the Funds for fees and expenses for the current year.

In addition, the Manager may elect to absorb operating expenses that a Fund is obligated to pay to increase the return to that Fund's investors. To the extent the Manager performs a service or assumes an operating expense for which a Fund is obligated to pay, and the performance of such service or payment of such expense is not an obligation of the Manager under the Investment Management Agreement, the Manager is entitled to seek reimbursement from that Fund for the Manager's costs incurred in rendering such service or assuming such expense. The Manager also may compensate broker-dealers and other intermediaries who distribute a Fund's shares as well as other service providers of shareholder and administrative services. The Manager may also sponsor seminars and educational programs on the Funds for financial intermediaries and shareholders.

The Manager considers a number of factors in determining which brokers or dealers to use for each Fund's portfolio transactions. These factors are more fully discussed in the Statement of Additional Information; they include, but are not limited to: reasonableness of commissions, quality of services, and execution and availability of research that the Manager may lawfully and appropriately use in its investment management and advisory capacities. Provided that the Funds receive prompt execution at competitive prices, the Manager also may consider sale of a Fund's shares as a factor in selecting broker-dealers for that Fund's portfolio transactions. See "Execution of Portfolio Transactions" in the Statement of Additional Information for further information regarding Fund policies concerning execution of portfolio transactions.

Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, serves as the master transfer agent for the Funds (the "Master Transfer Agent") and performs certain recordkeeping and accounting functions. The Master Transfer Agent delegates certain transfer agent functions to DST Systems, Inc., P.O. Box 419073, Kansas City, Missouri 64141-6073, the Funds' transfer agent (the "Transfer Agent"). Morgan Stanley Trust Company, located at One Pierrepont Plaza, Brooklyn, New York 11201, serves as the Funds' principal custodian (the "Custodian").

How to Contact the Funds

For information on the Funds or your account, call a Montgomery shareholder service representative at:

                              (800) 572-FUND [3863]

Mail  your  completed   application,   any  checks,   investment  or  redemption
instructions and correspondence to:
---------------------------------------------------------------- --------------------------------------------------------------
                         REGULAR MAIL                                          EXPRESS MAIL OR OVERNIGHT COURIER
---------------------------------------------------------------- --------------------------------------------------------------
                     The Montgomery Funds                                            The Montgomery Funds
                        P.O. Box 419073                                         210 West 10th Street, 7th Floor
                  Kansas City, MO 64141-6073                                      Kansas City, MO 64105-1614
---------------------------------------------------------------- --------------------------------------------------------------

Visit The Montgomery Funds World Wide Web site at:

                             www.montgomeryfunds.com

How to Invest in the Funds

The Funds' shares are offered only through financial intermediaries and financial professionals, with no sales load, at their next-determined net asset value after receipt of an order with payment. The Funds' shares are offered for sale by Funds Distributor, Inc., the Funds' Distributor, 101 California Street, San Francisco, California 94111, (800) 572-FUND [3863], and through selected securities brokers and dealers.

If an order, together with payment in proper form, is received by the Transfer Agent, the Distributor or securities brokers, dealers and other financial intermediaries that have an agreement with the Distributor by the close of trading (generally, 4:00 P.M. eastern time, except when the market closes earlier due to a holiday or for any other reason) on any day that the New York Stock Exchange (the "NYSE") is open, Fund shares will be purchased at the public offering price calculated that day for the applicable class of shares. Orders for Fund shares received after close of trading will be purchased at the next-determined net asset value after receipt of the order.

The minimum initial investment in each Fund is $1,000 (including Individual Retirement Accounts ["IRAs"]) and $100 for subsequent investments. The Manager or the Distributor, at its discretion, may waive these minimums. If you buy shares through a broker or investment advisor instead of directly from the Distributor, different minimum investment requirements may apply. The Funds do not accept third-party checks, starter checks, or cash investments. Checks must be in U.S. dollars and, to avoid fees and delays, drawn only on banks located in the United States. Purchases may also be made in certain circumstances by payment of securities. See the Statement of Additional Information for further details.

Initial Investment

Minimum initial investment (including IRAs) ..............................$1,000

* The Funds and the Distributor each reserve the right to reject any purchase order in whole or in part.

Initial Investment by Check
* Complete the New Account application. Tell us which Fund(s) you wish to invest in and make your check payable to The Montgomery Funds.

*    A charge may be imposed on checks that do not clear.

Initial Investment by Wire
* Call the Transfer Agent to tell it that you intend to make your initial investment by wire. Provide the Transfer Agent with your name the dollar amount to be invested and the Fund(s) in which you want to invest. It will provide you with further instructions to complete your purchase. Complete information regarding your account must be included in all wire instructions to ensure accurate handling of your investment.

* A completed New Account application must be sent to the Transfer Agent by facsimile. The Transfer Agent will provide you with its fax number over the phone.

* Request your bank to transmit immediately available funds by wire for purchase of shares in your name to the following:

     Investors Fiduciary Trust Company
     ABA #101003621
     For: DST Systems, Inc.
     Account #7526601
     Attention: The Montgomery Funds
     For credit to: [shareholder(s) name]
     Shareholder account number: [shareholder(s) account number]
     Name of Fund: [Montgomery Fund name]

*    Your bank may charge a fee for any wire transfers.

Initial Investment by Telephone
You are eligible to make an initial investment into a new Fund by telephone under the following conditions:

*    You must be a shareholder in another Montgomery Fund.

*    You must have been a shareholder for at least 30 days.

*    Your existing account registration will be duplicated in the new Fund.

* Your initial telephone purchase into the new Fund must meet initial investment minimums and is limited to the combined aggregate net asset value of your existing accounts or $10,000, whichever is less.

* The Fund must receive your check or wire transfer within three business days of the telephone purchase.

* The Fund reserves the right to collect any losses to the Fund from your existing account(s) that result from a telephone purchase not funded within three business days.

Subsequent Investments

Minimum subsequent investment (including IRAs) .............................$100

* The Funds and the Distributor each reserve the right to reject any purchase order in whole or in part.

Subsequent Investments by Check
* Make your check payable to The Montgomery Funds. Enclose an investment stub with your check. If you do not have an investment stub, mail your check with written instructions indicating the Fund name and account number to which your investment should be credited.

* A charge may be imposed on checks that do not clear.

Subsequent Investments by Wire
* You do not need to contact the Transfer Agent prior to making subsequent investments by wire. Instruct your bank to wire funds to the Transfer Agent's affiliated bank by using the bank wire information under "Initial Investment by Wire."

Subsequent Investments by Telephone
* Shareholders are automatically eligible to make telephone purchases. To make a purchase, call the Transfer Agent at (800) 572-FUND [3863] before the Fund cutoff time.

*    Shares for IRAs may not be purchased by phone.

* The maximum telephone purchase is an amount up to five times your account value on the previous day.

* Payments for shares purchased must be received by the Transfer Agent within three business days after the purchase request. Write your confirmed purchase number on your check or include it in your wire instructions.

* You should do one of the following to ensure that payment is received in time:

     o Transfer funds directly from your bank account by sending a letter and a voided check or deposit slip (for a savings account) to the Transfer Agent.

     o   Send a check by overnight or second-day courier service.

     o Instruct your bank to wire funds to the Transfer Agent's affiliated bank by using the bank wire information under "Initial Investment by Wire."

Automatic Account Builder ("AAB")

* AAB will be established on existing accounts only. You may not use an AAB investment to open a new account. The minimum automatic investment amount is each Fund's subsequent investment minimum.

*    Your bank must be a member of the Automated Clearing House.

* To establish AAB, attach a voided check (checking account) or preprinted deposit slip (savings account) from your bank account to your New Account application or your letter of instruction. Investments will automatically be transferred into your Montgomery account from your checking or savings account.

* Investments may be transferred either monthly or quarterly on or up to two business days before the 5th or 20th day of the month. If no day is specified on your New Account application or your letter of instruction, the 20th day of each month will be selected.

*    You should allow 20 business days for this service to become effective.

* You may cancel your AAB at any time by sending a letter to the Transfer Agent. Your request will be processed upon receipt.

Payroll Deduction

* Investments through payroll deduction will be established on existing accounts only. You may not use payroll deduction to open a new account. The minimum payroll deduction amount for each Fund is $100 per payroll deduction period.

* You may automatically deposit a designated amount of your paycheck directly into a Montgomery Funds account.

* Please call the Transfer Agent for instructions on establishing this service.

Telephone Transactions

You agree to reimburse the Funds for any expenses or losses incurred in connection with transfers from your accounts, including any caused by your bank's failure to act in accordance with your request or its failure to honor your debit. If your bank makes erroneous payments or fails to make payment after shares are purchased on your behalf, any such purchase may be canceled and this privilege terminated immediately. This privilege may be discontinued by the Funds at any time upon prior written notice, or by you at any time by written notice to the Funds. Your request will be processed upon receipt.

Although Fund shares are priced at the net asset value next determined after receipt of a purchase request, shares are not purchased until payment is received. Should payment not be received when required, the Transfer Agent will cancel the telephone purchase request and you may be responsible for any losses incurred by a Fund. The Funds and the Transfer Agent will not be liable for following instructions communicated by telephone reasonably believed to be genuine. The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording certain telephone calls, sending a confirmation and requiring the caller to give an authorization number or other personal information not likely to be known by others. The Funds and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions only if such reasonable procedures are not followed.

Telephone privileges may be revoked at any time by the Funds as to any shareholder if the Funds believe that a shareholder has abused the telephone privilege by using abusive language or by purchases and redemptions that appear to be part of a systematic market-timing strategy.

Retirement Plans

Shares of the Funds are available for purchase by any retirement plan, including Keogh plans, 401(k) plans, 403(b) plans and IRAs. Certain of the Funds are available for purchase through administrators for retirement plans. Investors who purchase shares as part of a retirement plan should address inquiries and seek investment servicing from their plan administrators. Plan administrators may receive compensation from the Funds for performing shareholder services.

Share Certificates

Share certificates will not be issued by the Funds. All shares are held in noncertificated form, registered on the books of the Funds and the Transfer Agent for the account of the shareholder.

How to Redeem an Investment in the Funds

The Funds will redeem all or any portion of an investor's outstanding shares upon request. Redemptions can be made on any day that the NYSE is open for trading. The redemption price is the net asset value per share next determined after the shares are validly tendered for redemption and such request is received by the Transfer Agent or other agents of the Funds. Payment of redemption proceeds is made promptly, regardless of when redemption occurs and normally within three business days after receipt of all documents in proper form, including a written redemption order with appropriate signature guarantee. Redemption proceeds will be mailed or wired in accordance with the shareholder's instructions. The Funds may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC. If you purchase shares by check and then sell them shortly after, the Transfer Agent will not mail the proceeds until 15 days from the date you first purchased the shares. During that holding period, the proceeds will be invested in an interest-bearing account. Shares tendered for redemptions through brokers or dealers (other than the Distributor) may be subject to a service charge by such brokers or dealers. Procedures for requesting a redemption are set forth below.

Redeeming by Written Instruction

* Write a letter giving your name, account number, the name of the Fund from which you wish to redeem and the dollar amount or number of shares you wish to redeem.

* The letter must be signed the same way your account is registered. If you have a joint account, all accountholders must sign.

* Signature-guarantee your letter if you want the redemption proceeds to go to a party other than the account owner(s) or your predesignated bank account, or if the dollar amount of the redemption exceeds $50,000. Signature guarantees may be provided by an eligible guarantor institution such as a commercial bank, an NASD member firm such as a stock broker, a savings association or a national securities exchange. Contact the Transfer Agent for more information.

* If you do not have a predesignated bank account and want to wire your redemption proceeds, include a voided check or deposit slip with your letter. The minimum amount that may be wired is $500 (wire charges, if any, will be deducted from redemption proceeds). The Fund reserves the right to permit lesser wire amounts or fees at the Manager's discretion.

Redeeming by Telephone

* Unless you have declined telephone redemption privileges on your New Account application, you may redeem shares up to $50,000 by calling the Transfer Agent before the Fund cutoff time. This service is not available for IRAs.

* If you included bank wire information on your New Account application or made subsequent arrangements to accommodate bank wire redemptions, you may request that the Transfer Agent wire your redemption proceeds to your bank account. Allow at least two business days for redemption proceeds to be credited to your bank account. If you want to wire your redemption proceeds to arrive at your bank on the same business day (subject to bank cutoff times), there is a $10 fee.

* Telephone redemption privileges will be suspended 30 days after an address change. All redemption requests during this period must be in writing with a guaranteed signature.

* Telephone redemption privileges may be canceled after an account is opened by instructing the Transfer Agent in writing. Your request will be processed upon receipt.

By establishing telephone redemption privileges, a shareholder authorizes the Funds and the Transfer Agent to act upon the instruction of the shareholder or his or her designee by telephone to redeem from the account for which such service has been authorized and transfer the proceeds to a bank or other account designated in the authorization. When a shareholder appoints a designee on the New Account application or by other written authorization, the shareholder agrees to be bound by the telephone redemption instructions given by the shareholder's designee. The Funds may change, modify or terminate these privileges at any time upon prior written notice to shareholders. The Funds will not be responsible for any loss, damage, cost or expense arising out of any transaction that appears on the shareholder's confirmation after 30 days following mailing of such confirmation. See the discussion of Fund telephone procedures and liability under "Telephone Transactions."

Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram (not available for IRAs) or overnight courier.

Systematic Withdrawal Plan

Under a Systematic Withdrawal Plan, a shareholder with an account value of $1,000 or more in a Fund may receive (or have sent to a third party) periodic payments (by check or wire). The minimum payment amount is $100 from each Fund account. Payments may be made either monthly or quarterly on the 1st of each month. Depending on the form of payment requested, shares will be redeemed up to five business days before the redemption proceeds are scheduled to be received by the shareholder. The redemption may result in the recognition of gain or loss for income-tax purposes.

Uncashed Distribution or Redemption Checks

If you choose to receive your distribution or redemption from the Funds by a check (instead of a bank wire), you should follow up to ensure that you have received the distribution or redemption in a timely manner. The Funds are responsible only for mailing the distribution or redemption checks and are not responsible for tracking uncashed checks or determining why checks are uncashed. If the postal or other delivery service is unable to deliver a check and the check is returned to the Funds, the Funds will hold the check in a separate account on your behalf for a reasonable period of time but will not invest the money in any interest-bearing account. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Small Accounts

Due to the relatively high cost of maintaining smaller accounts, each Fund will redeem shares from any account if at any time, because of redemptions by the shareholder, the total value of a shareholder's account is less than $1,000. If a Fund decides to make such an involuntary redemption, the shareholder will first be notified that the value of the shareholder's account is less than the minimum level and will be allowed 30 days to make an additional investment to bring the value of that account to at least the minimum investment required to open an account before the Fund takes any action.

Exchange Privileges and Restrictions

You may exchange Class P shares in one Fund for Class P shares in another Fund with the same registration, Taxpayer Identification number and address. An exchange may result in a recognized gain or loss for income tax purposes. See the discussion of telephone procedures and limitations of liability under "Telephone Transactions."

Purchasing and Redeeming Shares by Exchange

* You are automatically eligible to make telephone exchanges with your Montgomery Funds account.

* Exchange purchases and redemptions will be processed using the next-determined net asset value (with no sales charge or exchange fee) after your request is received. Your request is subject to the Funds' cutoff times.

* Exchange purchases must meet the minimum investment requirements of the Fund you intend to purchase.

* You may exchange for shares of a Fund only in states where that Fund's shares are qualified for sale and only for Funds offered by this prospectus.

* You may not exchange for shares of a Fund that is not open to new shareholders unless you have an existing account with that Fund.

* Because excessive exchanges can harm a Fund's performance, the Trust reserves the right to terminate your exchange privileges if you make more than four exchanges out of any one Fund during a 12-month period. The Fund may also refuse an exchange into a Fund from which you have redeemed shares within the previous 90 days (accounts under common control and accounts with the same Taxpayer Identification number will be counted together). A shareholder's exchanges may be restricted or refused if a Fund receives, or the Manager anticipates, simultaneous orders affecting significant portions of that Fund's assets and, in particular, a pattern of exchanges coinciding with a market-timing strategy. The Trust reserves the right to refuse exchanges by any person or group if, in the Manager's judgment, a Fund would be unable to effectively invest the money in accordance with its investment objective and policies, or would otherwise be potentially adversely affected. Although the Trust attempts to provide prior notice to affected shareholders when it is reasonable to do so, it may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and U.S.

     Department of Labor regulations (for those limits, see plan materials). The Trust reserves the right to terminate or modify the exchange privileges of Fund shareholders in the future.

Brokers and Other Intermediaries

Investing Through Securities Brokers, Dealers and Financial Intermediaries

Investors may purchase shares of a Fund from selected securities brokers or dealers or through financial intermediaries such as benefit plan administrators. Investors should contact these agents directly for appropriate instructions, as well as for information pertaining to accounts and any service or transaction fees that may be charged by these agents. Some of these agents may appoint subagents. Purchase orders through securities brokers, dealers and other financial intermediaries are effected at the next-determined net asset value after receipt of the order by such agent before the relevant Fund's daily cutoff time. Orders received after that time will be purchased at the next-determined net asset value. To the extent that these agents perform shareholder servicing activities for the Funds, they may receive fees from the Funds or the Manager for such services.

Redemption Orders Through Brokerage Accounts

Shareholders also may sell shares back to the Funds by wire or telephone through the Distributor or selected securities brokers or dealers. Shareholders should contact their securities broker or dealer for appropriate instructions and for information concerning any transaction or service fee that may be imposed by the broker or dealer. Shareholders are entitled to the net asset value next determined after receipt of a redemption order by such broker-dealer, provided the broker-dealer transmits such order on a timely basis to the Transfer Agent so that it is received before the applicable Fund's cutoff time on a day that the Fund redeems shares. Orders received after that time are entitled to the net asset value next determined after receipt.

How Net Asset Value Is Determined

The net asset value of each Fund is determined once daily as of the Fund's cutoff time on each day that the NYSE is open for trading. Generally, this is 4:00 P.M. eastern time, or earlier when trading closes earlier. Per-share net asset value is calculated by dividing the value of each Fund's total net assets by the total number of that Fund's shares then outstanding.

As described more fully in the Statement of Additional Information, portfolio securities are valued using current market valuations: either the last reported sales price or, in the case of securities for which there is no reported last sale and fixed-income securities, the mean between the closing bid and ask price. Securities for which market quotations are not readily available or that are illiquid are valued at their fair values as determined in good faith under the supervision of the Trust's officers, and by the Manager and the Pricing Committee of the Board, respectively, in accordance with methods that are specifically authorized by the Board. Short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value.

The value of securities denominated in foreign currencies and traded on foreign exchanges or in foreign markets will be translated into U.S. dollars at the last price of their respective currency denomination against U.S. dollars quoted by a major bank or, if no such quotation is available, at the rate of exchange determined in accordance with policies established in good faith by the Board. Because the value of securities denominated in foreign currencies must be translated into U.S. dollars, fluctuations in the value of such currencies in relation to the U.S. dollar may affect the net asset value of Fund shares even
without   any  change  in  the   foreign-currency-denominated   values  of  such
securities.

Because foreign securities markets may close before the Funds determine their net asset values, events affecting the value of portfolio securities occurring between the time prices are determined and the time the Funds calculate their net asset values may not be reflected in the Funds' calculations of net asset values unless the Manager, under the supervision of the Board, determines that a particular event would materially affect a Fund's net asset value.

Dividends and Distributions

Each Fund  distributes  substantially  all of its net investment  income and net capital  gains to  shareholders  each year.  The amount  and  frequency  of Fund distributions  are  not  guaranteed  and  are at the  discretion  of the  Board.
Currently, the Funds intend to distribute according to the following schedule:
----------------------------------------------------------------------------------------------------------------------------------
                                                 INCOME DIVIDENDS                                  CAPITAL GAINS
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Fund and                Declared and paid in the last quarter of each   Declared and paid in the last quarter of each
Emerging Markets Fund             year*                                           year*
----------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund                Declared and paid on or about the last          Declared and paid in the last quarter of each
                                  business day of each quarter                    year*
----------------------------------------------------------------------------------------------------------------------------------

* Additional distributions, if necessary, may be made following each Fund's fiscal year end (June 30) in order to avoid the imposition of tax on a Fund.

Unless you request cash distributions in writing at least seven business days before a distribution, or on the New Account application, all dividends and other distributions will be reinvested automatically in additional shares of the applicable Fund and credited to your account at the closing net asset value on the reinvestment date. Furthermore, if you have elected to receive cash distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, your distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. Also, as is the case for redemption checks, no interest will accrue on amounts represented by uncashed distribution checks.

Distributions Affect a Fund's Net Asset Value

Distributions are paid to you as of the record date of a distribution of a Fund, regardless of how long you have held the shares. Dividends and capital gains awaiting distribution are included in each Fund's daily net asset value. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Small Cap Fund declared a dividend in the amount of $0.50 per share. If the Small Cap Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.50, barring market fluctuations.

"Buying a Dividend"

If you buy shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." In the example above, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.50 per share as a dividend, and your shares would now be worth $9.50 per share. Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of net asset value of the Fund, regardless whether you reinvested the dividends.

Taxation

Each Fund has elected and intends to continue to qualify to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by distributing substantially all of its net investment income and net capital gains to its shareholders and meeting other requirements of the Code relating to the sources of its income and diversification of assets. Accordingly, the Funds generally will not be liable for federal income tax or excise tax based on net income except to the extent that their earnings are not distributed or are distributed in a manner that does not satisfy the requirements of the Code. If a Fund is unable to meet certain Code requirements, it may be subject to taxation as a corporation. Funds investing in foreign securities also may incur tax liability to the extent that they invest in "passive foreign investment companies." See Portfolio Securities" and the Statement of Additional Information.

For federal income-tax purposes, any dividends derived from net investment income and any excess of net short-term capital gains over net long-term capital loss that investors (other than certain tax-exempt organizations that have not borrowed to purchase Fund shares) receive from the Funds are considered ordinary income. Part of the distributions paid by the Funds may be eligible for the dividends-received deduction allowed to corporate shareholders under the Code. Distributions of the excess of net long-term capital gains over net short-term capital loss from transactions of a Fund are treated by shareholders as long-term capital gains regardless of the length of time the Fund's shares have been owned. Distributions of income and capital gains are taxed in the manner described above, whether they are taken in cash or are reinvested in additional shares of the Funds.

Each Fund will inform its investors of the source of their dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise investors of the tax status of those distributions and dividends. Investors (including tax-exempt and foreign investors) are advised to consult their own tax advisors regarding the particular tax consequences to them of an investment in shares of the Funds. Additional information on tax matters relating to the Funds and their shareholders is included in the Statement of Additional Information.

General Information

The Trust

All of the Funds are series of The Montgomery Funds, a Massachusetts business trust organized on May 10, 1990. The Trust's Agreement and Declaration of Trust permit the Board to issue an unlimited number of full and fractional shares of beneficial interest, $0.01 par value, in any number of series. The assets and liabilities of each series within the Trust are separate and distinct from each other series.

This prospectus relates only to the Class P shares of the Funds. The Funds offer other classes of shares to eligible investors and may, in the future, designate other classes of shares for specific purposes. The other classes of shares may have different fees and expenses that may affect performance. For information concerning the other classes of shares not offered in this prospectus, call

The Montgomery Funds at (800) 572-FUND [3863] or contact sales representatives or financial intermediaries who offer those classes.

Shareholder Rights

Shares issued by the Funds have no preemptive, conversion or subscription rights. Each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. Shareholders have equal and exclusive rights as to dividends and distributions as declared by each Fund and to the net assets of each Fund upon liquidation or dissolution. Each Fund, as a separate series of its Trust, votes separately on matters affecting only that Fund (e.g., approval of the Investment Management Agreement); all series of each Trust vote as a single class on matters affecting all series of that Trust jointly or that Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees of that Trust. Although the Trust is not required and do not intend to hold annual meetings of shareholders, such meetings may be called by the Trust's Board at its discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees. Shareholders may receive assistance in communicating with other shareholders in connection with the election or removal of Trustees pursuant to the provisions of Section 16(c) of the Investment Company Act.

Performance Information

From time to time, the Funds may publish their total return, and, in the case of certain Funds, current yield and tax-equivalent yield in advertisements and communications to investors. Total return information generally will include a Fund's average annual compounded rate of return over the most recent four calendar quarters and over the period from the Fund's inception of operations. A Fund may also advertise aggregate and average total return information over different periods of time. Each Fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period according to a specific formula. Aggregate total return is calculated in a similar manner, except that the results are not annualized. Total return figures will reflect all recurring charges against each Fund's income.

Current yield as prescribed by the SEC is an annualized percentage rate that reflects the change in value of a hypothetical account based on the income received from the Fund during either a 7-day period or a 30-day period. For yield computed from a 7-day period, base period return is simply annualized by multiplying the base period return by 365 divided by 7; the effective yield computed from a 7-day period is calculated by adding 1 to the base period return and raising the result to the (365/7)th power and then subtracting 1. When the yield is computed from a 30-day period, the yield is computed by determining the net change, excluding capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period. A hypothetical charge reflecting deductions from shareholder accounts for management fees or shareholder servicing fees, for example, is subtracted from the value of the account at the end of the period, and the difference is divided by the value of the account at the beginning of the base period to obtain the base period return. The result is then annualized. See "Performance Information" in the Statement of Additional Information.

Investment results of the Funds will fluctuate over time, and any presentation of the Funds' total return or current yield for any prior period should not be considered a representation of what an investor's total return or current yield may be in any future period. The Funds' annual report contains additional performance information and is available upon request and without charge by calling (800) 572-FUND [3863].

Legal Opinion

The validity of shares  offered by this  prospectus  has been passed on by Paul,
Hastings,   Janofsky  &  Walker  LLP,  345  California  Street,  San  Francisco,
California 94104.

Shareholder Reports and Inquiries

During the year, the Funds will send you the following information:

* Confirmation statements are mailed after every transaction that affects your account balance, except for most money market transactions (monthly) and preauthorized automatic investment, exchange and redemption services (quarterly).

* Account statements are mailed after the close of each calendar quarter. (Retain your fourth-quarter statement for your tax records.)

* Annual and semiannual reports are mailed approximately 60 days after June 30 and December 31.

*    1099 tax form(s) are mailed by January 31.

* Annual updated prospectus is mailed to existing shareholders in October or November.

Unless otherwise requested, only one copy of each shareholder report or other material sent to shareholders will be mailed to each household with accounts under common ownership and the same address, regardless of the number of shareholders or accounts at that household or address. Any questions should be directed to The Montgomery Funds at (800) 572-FUND [3863].

Backup Withholding Instructions

Shareholders are required by law to provide the Fund with their correct Social Security or other Taxpayer Identification number ("TIN"), regardless of whether they file tax returns. Failure to do so may subject a shareholder to penalties. Failure to provide a correct TIN or to check the appropriate boxes in the New Account application and to sign the shareholder's name could result in backup withholding by the Fund of an amount of federal income tax equal to 31% of taxable dividends, capital-gains distributions, redemptions, exchanges and other payments made to a shareholder's account. Any tax withheld may be credited against taxes owed on a shareholder's federal income-tax return.

A shareholder who does not have a TIN should apply for one immediately by contacting the local office of the Social Security Administration or the Internal Revenue Service (the "IRS"). Backup withholding could apply to payments made to a shareholder's account while awaiting receipt of a TIN. Other rules apply for certain entities. For example, for an account established under the Uniform Gifts to Minors Act, the TIN of the minor should be furnished. If a shareholder has been notified by the IRS that he or she is subject to backup withholding because he or she failed to report all interest and dividend income on his or her tax return and the shareholder has not been notified by the IRS that such withholding will cease, the shareholder should cross out the appropriate item on the New Account application. Dividends paid to a foreign shareholder's account by a Fund may be subject to up to 30% withholding instead of backup withholding.

A shareholder who is an exempt recipient should furnish a TIN and check the appropriate box. Exempt recipients include certain corporations, certain tax-exempt entities, tax-exempt pension plans and IRAs, government agencies, financial institutions, registered securities and commodities dealers, and others. For further information, see Section 3406 of the Code and consult a tax advisor.

                        ---------------------------------

This prospectus is not an offering of the securities herein described in any state in which such offering is unauthorized. No salesperson, dealer or other person is authorized to give any information or make any representation other than those contained in this prospectus, the Statement of Additional Information or in the Funds' official sales literature.

Glossary

asset-backed securities. These are secured by and payable from pools of assets, such as motor vehicle installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (e.g., credit card) agreements.

cash equivalents. These are short-term, interest-bearing instruments or deposits and may include, for example, commercial paper, certificates of deposit, repurchase agreements, bankers' acceptances, U.S. Treasury bills, bank money market deposit accounts, master demand notes and money market mutual funds. These consist of high-quality debt obligations, certificates of deposit and bankers' acceptances rated at least A-1 by S&P or Prime-1 by Moody's, or the issuer has an outstanding issue of debt securities rated at least A by S&P or Moody's, or are of comparable quality in the opinion of the Manager.

collateral assets. These include cash, letters of credit, U.S. government securities or other high-grade liquid debt or equity securities. Collateral assets are separately identified and rendered unavailable for investment or sale.

collateralized    mortgage    obligations    (CMOs).    These   are   derivative
   mortgage-related securities that separate the cash flows of mortgage pools into different classes or tranches. Stripped mortgage securities are CMOs that allocate different proportions of interest and principal payments on a pool of mortgages. One class may receive all of the interest (the interest only, or IO class) whereas another may receive all of the principal (principal only, or PO class). The yield to maturity on any IO or PO class is extremely sensitive not only to changes in interest rates but also to the rate of principal payments and prepayments on underlying mortgages.
   In the most extreme cases, an IO class may become worthless.

convertible security. This is a fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. The price of a convertible security is influenced by the market value of the underlying common stock.

covered call option. A call option is "covered" if the Fund owns the underlying securities, has the right to acquire such securities without additional consideration, has collateral assets sufficient to meet its obligations under the option or owns an offsetting call option.

covered put option. A put option is "covered" if the Fund has collateral assets with a value not less than the exercise price of the option or holds a put option on the underlying security.

depositary receipts. These include American Depositary Receipts (ADRs), European
   Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) and other similar instruments. Depositary receipts are receipts typically issued in connection with a U.S. or non-U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

derivatives. These include forward currency exchange contracts, stock options, currency options, stock and stock index options, futures contracts and swaps and options on futures contracts on U.S. government and foreign government securities and currencies.

duration. Traditionally, a debt security's "term to maturity" characterizes a security's sensitivity to changes in interest rates. "Term to maturity," however, measures only the time until a debt security provides its final payment, taking no account of prematurity payments. Most debt securities provide interest ("coupon") payments in addition to a final ("par") payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affect the security's response to interest rate changes. "Duration" is considered a more precise measure of interest rate risk than "term to maturity." Determining duration may involve the Manager's estimates of future economic parameters, which may vary from actual future values. Fixed-income securities with effective durations of three years are more responsive to interest rate fluctuations than those with effective durations of one year. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

emerging markets companies. A company is considered to be an emerging markets company if its securities are principally traded in the capital market of an emerging markets country; it derives at least 50% of its total revenue from either goods produced or services rendered in emerging markets countries or from sales made in such emerging markets countries, regardless of where the securities of such companies are principally traded; or it is organized under the laws of, and with a principal office in, an emerging markets country. An emerging markets country is one having an economy and market that are or would be considered by the World Bank or the United Nations to be emerging or developing.

equity-derivative securities. These include, among other things, options on equity securities, warrants and futures contracts on equity securities.

equity swaps. These allow the parties to exchange the dividend income or other components of return on an equity investment (e.g., a group of equity securities or an index) for a component of return on another non-equity or equity investment. Equity swap transactions may be volatile and may present a Fund with counterparty risks.

FHLMC. The Federal Home Loan Mortgage Corporation.

FNMA. The Federal National Mortgage Association.

forward currency contracts. This is a contract individually negotiated and privately traded by currency traders and their customers and creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Funds generally do not enter into forward contracts with terms greater than one year. A Fund generally enters into forward contracts only under two circumstances. First, if a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security by entering into a forward contract to buy the amount of a foreign currency needed to settle the transaction. Second, if the Manager believes that the currency of a particular foreign country will substantially rise or fall against the U.S. dollar, it may enter into a forward contract to buy or sell the currency approximating the value of some or all of a Fund's portfolio securities denominated in such currency. A Fund will not enter into a forward contract if, as a result, it would have more than one-third of its total assets committed to such contracts (unless it owns the currency that it is obligated to deliver or has caused its custodian to segregate segregable assets having a value sufficient to cover its obligations). Although forward contracts are used primarily to protect a Fund from adverse currency movements, they involve the risk that currency movements will not be accurately predicted.

futures and options on futures. An interest rate futures contract is an agreement to purchase or sell debt securities, usually U.S. government securities, at a specified date and price. For example, a Fund may sell interest rate futures contracts (i.e., enter into a futures contract to sell the underlying debt security) in an attempt to hedge against an anticipated increase in interest rates and a corresponding decline in debt securities it owns. Each Fund will have collateral assets equal to the purchase price of the portfolio securities represented by the underlying interest rate futures contracts it has an obligation to purchase.

GNMA. The Government National Mortgage Association.

illiquid securities. The Funds treat as illiquid any securities subject to restrictions on repatriation for more than seven days and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit. The Funds also treat repurchase agreements with maturities in excess of seven days as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the Securities Act of 1933 and that, subject to the review by the Board and guidelines adopted by the Board, the Manager has determined to be liquid.

investment grade. Investment-grade debt securities are those rated within the four highest grades by S&P (at least BBB), Moody's (at least Baa) or Fitch (at least Baa), or unrated debt securities deemed to be of comparable quality by the Manager using guidelines approved by the Board of Trustees.

leverage. Some Funds may use leverage in an effort to increase return. Leverage refers to borrowing money or engaging in a transaction that has the same economic effect. Although leverage creates an opportunity for increased income and gain, it can also magnify losses and create certain risk considerations. Leveraging also creates interest expenses that can exceed any income from the assets retained.

options on securities, securities indices and currencies. A Fund may purchase call options on securities that it intends to purchase (or on currencies in which those securities are denominated) in order to limit the risk of a substantial increase in the market price of such security (or an adverse movement in the applicable currency). A Fund may purchase put options on particular securities (or on currencies in which those securities are denominated) in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (or an adverse movement in the applicable currency relative to the U.S. dollar). Prior to expiration, most options are expected to be sold in a closing sale transaction. Profit or loss from the sale depends upon whether the amount received is more or less than the premium paid plus transaction costs. A Fund may purchase put and call options on stock indices in order to hedge against risks of stock market or industrywide stock price fluctuations.

repurchase  agreement.  With a  repurchase  agreement,  a Fund  acquires  a U.S.
   government security or other high-grade liquid debt instrument from a financial institution that simultaneously agrees to repurchase the same security at a specified time and price.

reverse repurchase agreement. In a reverse repurchase agreement, a Fund sells to a financial institution a security that it holds and agrees to repurchase at an agreed-upon date and price.

S&P 500. Standard & Poor's 500 Composite Price Index.

securities  lending.  A Fund may lend  securities to brokers,  dealers and other financial organizations. Each securities loan is collateralized with collateral assets in an amount at least equal to the current market value of the loaned securities, plus accrued interest. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in collateral should the borrower fail financially.

U.S. government securities. These include U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

variable-rate demand notes (VRDNs). These are instruments with rates of interest adjusted periodically or that "float" continuously according to specific formulas and often have a demand feature entitling the purchaser to resell the securities.

warrants. Typically, a warrant is a long-term option that permits the holder to buy a specified number of shares of the issuer's underlying common stock at a specified exercise price by a particular expiration date. A warrant not exercised or disposed of by its expiration date expires worthless.

when-issued  and forward  commitment  securities.  The Funds may  purchase  U.S.
   government or other securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed delivery" basis. The price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to a Fund. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, it supports its obligation with collateral assets equal to the value of the when-issued or forward commitment securities and causes the collateral assets to be marked-to-market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

zero coupon bonds. These are debt obligations that do not pay current interest and are consequently issued at a significant discount from face value. The discount approximates the total interest the bonds will accrue and compound over the period to maturity or the first interest-payment date at a rate of interest reflecting the market rate of interest at the time of issuance.

Investment Manager

   Montgomery Asset Management, LLC
   101 California Street
   San Francisco, California 94111
   (800) 572-FUND [3863]

Distributor

   Funds Distributor, Inc.
   101 California Street
   San Francisco, California 94111
   (800) 572-FUND [3863]

Custodian

   Morgan Stanley Trust Company
   One Pierrepont Plaza
   Brooklyn, New York 11201

Transfer Agent

   DST Systems, Inc.
   P.O. Box 419073
   Kansas City, Missouri 64141-6073
   (800) 572-3863

Independent Auditors

   PricewaterhouseCoopers LLP
   555 California Street
   San Francisco, California 94104

Legal Counsel

   Paul, Hastings, Janofsky & Walker LLP
   345 California Street
   San Francisco, California 94104



THE MONTGOMERY FUNDSSM
101 California Street
San Francisco, California 94111
(800) 572-FUND [3863]
www.montgomeryfunds.com

Invest wisely.(R)

--------------------------------------------------------------------------------

                                     PART B


                       STATEMENT OF ADDITIONAL INFORMATION
                        FOR CLASS R AND CLASS P SHARES OF

                             MONTGOMERY GROWTH FUND
                          MONTGOMERY EQUITY INCOME FUND
                            MONTGOMERY SMALL CAP FUND
                     MONTGOMERY SMALL CAP OPPORTUNITIES FUND
                      MONTGOMERY U.S. EMERGING GROWTH FUND
                      MONTGOMERY GLOBAL OPPORTUNITIES FUND
                      MONTGOMERY GLOBAL COMMUNICATIONS FUND
                     MONTGOMERY INTERNATIONAL SMALL CAP FUND
                      MONTGOMERY INTERNATIONAL GROWTH FUND
                          MONTGOMERY LATIN AMERICA FUND
                          MONTGOMERY EMERGING ASIA FUND
                        MONTGOMERY EMERGING MARKETS FUND
                            MONTGOMERY SELECT 50 FUND
                      MONTGOMERY U.S. ASSET ALLOCATION FUND
                 MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND
                        MONTGOMERY TOTAL RETURN BOND FUND
                       MONTGOMERY GOVERNMENT RESERVE FUND
                     MONTGOMERY FEDERAL TAX-FREE MONEY FUND
              MONTGOMERY CALIFORNIA TAX-FREE INTERMEDIATE BOND FUND
                    MONTGOMERY CALIFORNIA TAX-FREE MONEY FUND


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              THE MONTGOMERY FUNDS
--------------------------------------------------------------------------------
                             MONTGOMERY GROWTH FUND
                     MONTGOMERY SMALL CAP OPPORTUNITIES FUND
                            MONTGOMERY SMALL CAP FUND
                      MONTGOMERY U.S. EMERGING GROWTH FUND
                          MONTGOMERY EQUITY INCOME FUND
                      MONTGOMERY INTERNATIONAL GROWTH FUND
                     MONTGOMERY INTERNATIONAL SMALL CAP FUND
                        MONTGOMERY EMERGING MARKETS FUND
                          MONTGOMERY EMERGING ASIA FUND
                          MONTGOMERY LATIN AMERICA FUND
                      MONTGOMERY GLOBAL OPPORTUNITIES FUND
                      MONTGOMERY GLOBAL COMMUNICATIONS FUND
                            MONTGOMERY SELECT 50 FUND
                      MONTGOMERY U.S. ASSET ALLOCATION FUND
                        MONTGOMERY TOTAL RETURN BOND FUND
                 MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND
                       MONTGOMERY GOVERNMENT RESERVE FUND
              MONTGOMERY CALIFORNIA TAX-FREE INTERMEDIATE BOND FUND
                    MONTGOMERY CALIFORNIA TAX-FREE MONEY FUND
                     MONTGOMERY FEDERAL TAX-FREE MONEY FUND


                              101 California Street
                         San Francisco, California 94111
                              (800) 572-FUND [3863]

--------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
                                October 31, 1998

         The Montgomery Funds and The Montgomery Funds II are open-end management investment companies organized, respectively, as a Massachusetts and a Delaware business trust (together, the "Trusts"), each having different series of shares of beneficial interest. Each of the above-named funds is a series of The Montgomery Funds, with the exception of the Montgomery U.S. Asset Allocation Fund, which is a series of The Montgomery Funds II (each a "Fund" and, collectively, the "Funds"). This Statement of Additional Information contains information in addition to that set forth in the combined prospectus for the Class R shares for all Funds dated October 31, 1998, and that set forth in the combined prospectuses for the Class P shares of certain Funds dated October 31, 1998, as those prospectuses may be revised from time to time (in reference to the appropriate Fund or Funds, the "Prospectuses"). The Prospectuses may be obtained without charge at the address or telephone number provided above. This Statement of Additional Information is not a prospectus and should be read in conjunction with a Prospectus. The Annual Report to Shareholders for each Fund for the fiscal year ended June 30, 1998, containing financial statements for each Fund for that fiscal year, is incorporated by reference to this Statement of Additional Information and also may be obtained without charge as noted above.

                                TABLE OF CONTENTS

                                                                            PAGE

STATEMENT OF ADDITIONAL INFORMATION............................................1
THE TRUSTS.....................................................................3
INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS................................4
RISK FACTORS..................................................................25
INVESTMENT RESTRICTIONS.......................................................35
DISTRIBUTIONS AND TAX INFORMATION.............................................38
TRUSTEES AND OFFICERS.........................................................43
INVESTMENT MANAGEMENT AND OTHER SERVICES......................................47
EXECUTION OF PORTFOLIO TRANSACTIONS...........................................52
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................55
DETERMINATION OF NET ASSET VALUE..............................................57
PRINCIPAL UNDERWRITER.........................................................60
PERFORMANCE INFORMATION.......................................................60
GENERAL INFORMATION...........................................................66
FINANCIAL STATEMENTS..........................................................79
Appendix......................................................................81

                                   THE TRUSTS


         The Montgomery Funds is an open-end management investment company organized as a Massachusetts business trust on May 10, 1990, and The Montgomery Funds II is an open-end management investment company organized as a Delaware business trust on September 10, 1993. Both are registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Trusts currently offer shares of beneficial interest, $0.01 par value per share, in various series. Each series offers three classes of shares (Class R, Class P and Class L). This Statement of Additional Information pertains to the following series of The Montgomery Funds:

>>       Montgomery Growth Fund (the "Growth Fund");
>>       Montgomery Small Cap  Opportunities  Fund (the "Small Cap Opportunities
         Fund");
>>       Montgomery Small Cap Fund (the "Small Cap Fund");
>> Montgomery U.S. Emerging Growth Fund (the "U.S. Emerging Growth Fund," prior to 6/98, called "Montgomery Micro Cap Fund");
>>       Montgomery Equity Income Fund (the "Equity Income Fund");
>>       Montgomery International Growth Fund (the "International Growth Fund");
>>       Montgomery  International Small Cap Fund (the "International  Small Cap
         Fund");
>>       Montgomery Emerging Markets Fund (the "Emerging Markets Fund");
>>       Montgomery Emerging Asia Fund (the "Emerging Asia Fund");
>>       Montgomery Latin America Fund (the "Latin America Fund");
>>       Montgomery Global Opportunities Fund (the "Opportunities Fund");
>>       Montgomery Global Communications Fund (the "Communications Fund");
>>       Montgomery Select 50 Fund (the "Select 50 Fund");
>>       Montgomery Total Return Bond Fund (the "Total Return Bond Fund");
>> Montgomery Short Duration Government Bond Fund (the "Short Bond Fund," prior to 2/97, called "Montgomery Short Government Bond Fund");
>>       Montgomery Government Reserve Fund (the "Reserve Fund");
>> Montgomery California Tax-Free Intermediate Bond Fund (the "California Intermediate Bond Fund," prior to 6/95, called "Montgomery California Tax-Free Short/Intermediate Fund," prior to 12/94, called "Montgomery California Tax-Free Bond Fund");
>>       Montgomery  California  Tax-Free  Money  Fund  (the  "California  Money
         Fund");
>>       Montgomery Federal Tax-Free Money Fund (the "Federal Money Fund");


         as well as one series of The Montgomery Funds II:


>> Montgomery U.S. Asset Allocation Fund (the "U.S. Asset Allocation Fund," prior to 10/97, called "Montgomery Asset Allocation Fund").


         Throughout this Statement of Additional Information, certain Funds may be referred to together using the following terms: the Growth, Small Cap Opportunities, Small Cap, U.S. Emerging Growth and Equity Income Funds as the "U.S. Equity Funds"; the International Growth, International Small Cap, Emerging Markets, Emerging Asia, Latin America, Opportunities and Communications Funds as the "Foreign and Global Equity Funds"; the Select 50 and U.S. Asset Allocation Funds as the "Multi-Strategy Funds"; the Total Return Bond, Short Bond and California Intermediate Bond Funds as the "Fixed Income Funds"; the California

Intermediate Bond, California Money and Federal Money Funds as the "Tax-Free Funds"; the Reserve, California Money and Federal Money Funds as the "Money Market Funds"; and all of the Funds other than the Tax-Free Funds as the "Taxable Funds."


         Note that the two Trusts share responsibility for the accuracy of the Prospectuses and this Statement of Additional Information, and that each Trust may be liable for misstatements in the Prospectuses and the Statement of Additional Information that relate solely to the other Trust.


                 INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

         The Funds are managed by Montgomery Asset Management, LLC (the "Manager") and their shares are distributed by Funds Distributor, Inc. (the "Distributor"). The investment objectives and policies of the Funds are described in detail in its Prospectus. The following discussion supplements the discussion in the Prospectus.

         Each Fund is a diversified series, except for the Tax-Free Funds, which are nondiversified series of either the Montgomery Funds or The Montgomery Funds
II. The achievement of each Fund's investment objective will depend upon market conditions generally and on the Manager's analytical and portfolio management skills.

         The U.S. Asset Allocation Fund is a fund-of-funds. Other than U.S. government securities, the U.S. Asset Allocation Fund does not own securities of its own. Instead, the U.S. Asset Allocation Fund invests its assets in a number of funds in The Montgomery Funds family (each, an "Underlying Fund"). Investors of the U.S. Asset Allocation Fund should therefore review the discussion in this Statement of Additional Information that relates to each Underlying Fund of the U.S. Asset Allocation Fund.

SPECIAL INVESTMENT STRATEGIES AND RISKS

         Certain of the Funds have special investment policies, strategies and risks in addition to those discussed in the Prospectus, as described below.

         MONTGOMERY EQUITY INCOME FUND. The Equity Income Fund may invest up to 20% of its total assets in the equity or debt securities of foreign issuers, which may involve special risks. See "Risk Factors" below.

         MONTGOMERY EMERGING ASIA FUND. The Emerging Asia Fund invests primarily in "emerging Asian companies." This Fund considers a company to be an emerging Asian company if its securities are principally traded in the capital market of an emerging Asian country; it derives at least 50% of its total revenue from either goods produced or services rendered in emerging Asian countries or from sales made in such emerging Asian countries, regardless of where the securities of such company are primarily traded; or it is organized under the laws of, and with a principal office in, an emerging Asian country.

         Investing in Asia involves special risks. Emerging Asian countries are in various stages of economic development, with most being considered emerging markets. Each country has its unique risks. Most emerging Asian countries are heavily dependent on international trade. Some have prosperous economies but are sensitive to world commodity prices. Others are especially vulnerable to recession in other countries. Some emerging Asian countries have experienced rapid growth, although many suffer from obsolete financial systems, economic problems or archaic legal systems. The Fund may invest in certain debt securities issued by the governments of emerging Asian countries that are, or may be eligible for, conversion into investments in emerging Asian companies under debt conversion programs sponsored by such governments. The Fund deems securities that are convertible to equity investments to be equity-derivative securities.

         The Emerging Asia Fund concentrates its investments in companies that have their principal activities in emerging Asian countries. Consequently, the Fund's share value may be more volatile than that of investment companies not sharing this geographic concentration. The value of the Fund's shares may vary in response to political and economic factors affecting issuers in emerging Asian countries. Although the Fund normally does not expect to invest in Japanese companies, some emerging Asian economies are directly affected by Japanese capital investment in the region and by Japanese consumer demands. Many of the emerging Asian countries are developing both economically and politically. Emerging Asian countries may have relatively unstable governments, economies based on only a few commodities or industries, and securities markets trading infrequently or in low volumes. Some emerging Asian countries restrict the extent to which foreigners may invest in their securities markets. Securities of issuers located in some emerging Asian countries tend to have volatile prices and may offer significant potential for loss as well as gain. Further, certain companies in emerging Asian may not have firmly established product markets, may lack depth of management or may be more vulnerable to political or economic developments such as nationalization of their own industries.

         MONTGOMERY LATIN AMERICA FUND. The Latin America Fund invests primarily in Latin American companies. The Fund considers a company to be a Latin American company if its securities are principally traded in the capital market of a Latin American country; it derives at least 50% of its total revenues from either goods produced or services rendered in Latin American countries or from sales made in such Latin American countries, regardless of where the securities of such company are primarily traded; or it is organized under the laws of, and with a principal office in, a Latin American country.

         The Fund invests primarily in common stock, but also may invest in other types of equity-derivative securities. It also may invest up to 35% of its total assets in debt securities, including up to 15% in high-yield debt securities rated below investment grade (also known as "junk bonds"). The debt securities may be dollar-denominated U.S. securities or debt securities of companies or governments of Latin America. The Fund may also invest in certain debt securities issued by the governments of Latin American countries that are, or may be eligible for, conversion into investments in Latin American companies under debt conversion programs sponsored by such governments. The Fund deems securities that are convertible to equity investments to be equity-derivative securities.

         The Latin America Fund concentrates its investments in companies that have their principal activities in Latin American countries. Consequently, the Latin America Fund's share value may be more volatile than that of investment companies not sharing this geographic concentration. The value of the Latin America Fund's shares may vary in response to political and economic factors affecting issuers in Latin American countries. Investors should be aware that the Latin American economies have experienced considerable difficulties in the past decade. Although there have been significant improvements in recent years, the Latin American economies continue to experience challenging problems, including high inflation rates and high interest rates relative to the United States. The emergence of the Latin American economies and securities markets will require continued economic and fiscal discipline, which has been lacking at times in the past, as well as stable political and social conditions. Recovery may also be influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities. There is no assurance that recent economic initiatives will be successful.

         Certain risks associated with international investments and investing in smaller, developing capital markets are heightened for investments in Latin American countries. For example, some of the currencies of Latin American countries have experienced steady devaluations relative to the U.S. dollar, and major adjustments have been made in certain of these currencies periodically. In addition, although there is a trend toward less government involvement in commerce, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government still owns or controls many companies, including some of the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect private sector companies and the Fund, as well as the value of securities in the Fund's portfolio.

         MONTGOMERY GLOBAL COMMUNICATIONS FUND. The Communications Fund defines a "communications company" as a company engaged in the development, manufacture or sale of communications equipment or services that derived at least 50% of either its revenues or earnings from these activities, or that devoted at least 50% of its assets to these activities, based on the company's most recent fiscal year.

         The Communications Fund's portfolio management believes that worldwide demand for components, products, media and systems to collect, store, retrieve, transmit, process, distribute, record, reproduce and use information will continue to grow in the future. It also believes that the global trend appears to be toward lower costs and higher efficiencies resulting from combining communications systems with computers, and, accordingly, the Fund may invest in companies engaged in the development of methods for using new technologies to communicate information as well as companies using established communications technologies.

         The Communications Fund may invest up to 35% of its total assets in debt securities, including up to 5% in debt securities rated below investment grade. The Communications Fund invests in companies that, in the opinion of the Manager, have potential for above-average, long-term growth in sales and earnings on a sustained basis and that are reasonably priced. The Manager considers a number of factors in evaluating potential investments, including a company's per-share sales and earnings growth; return on capital; balance sheet; financial and accounting policies; overall financial strength; industry sector; competitive advantages and disadvantages; research, product development and marketing; development of new technologies; service; pricing flexibility; quality of management; and general operating characteristics.

         The Communications Fund may invest substantially in securities denominated in one or more foreign currencies. Under normal conditions, the Communications Fund invests in at least three different countries, which may include the United States, but no country other than the United States may represent more than 40% of its assets. A significant portion of the Communications Fund's assets are invested in the securities of foreign issuers, because many attractive investment opportunities, including many of the world's communications companies, are outside the United States.

         MONTGOMERY  FEDERAL MONEY FUND,  CALIFORNIA  MONEY FUND AND  CALIFORNIA
INTERMEDIATE BOND FUND. The Federal Money Fund seeks to, under normal conditions, achieve its objective by investing at least 80% of its net assets in municipal securities, the interest from which is, in the opinion of counsel to the issuer, exempt from federal income tax. The California Money Fund seeks to achieve its objective by investing at least 80% of its net assets in municipal securities and at least 65% of its net assets in debt securities, the interest from which is, in the opinion of counsel to the issuer, also exempt from California personal income taxes ("California municipal securities"). Under normal conditions, the California Intermediate Bond Fund seeks to achieve its objective by investing at least 80% of its net assets in California municipal securities. The California Money Fund and the California Intermediate Bond Fund are not suitable for investors who cannot benefit from the tax-exempt character of its dividends, such as IRAs, qualified retirement plans or tax-exempt entities.

         At least 80% of the value of the California Intermediate Bond Fund's net assets must consist of California municipal securities that, at the time of purchase, are rated investment grade, that is, within the four highest ratings of municipal securities (AAA to BBB) assigned by Standard & Poor's Corporation ("S&P"), (Aaa to Baa) assigned by Moody's Investors Service, Inc. ("Moody's"), or (AAA to BBB) assigned by Fitch Investor Services ("Fitch"); or have S&P's short-term municipal rating of SP-2 or higher, or a municipal commercial paper rating of A-2 or higher; Moody's short-term municipal securities rating of MIG-2 or higher, or VMIG-2 or higher or a municipal commercial paper rating of P-2 or higher; or have Fitch's short-term municipal securities rating of FIN-2 or higher or a municipal commercial paper rating of Fitch-2 or higher; or, if unrated by S&P, Moody's or Fitch, are deemed by the Manager to be of comparable quality, using guidelines approved by the Board of Trustees, but not to exceed 20% of the Fund's net assets. Debt securities rated in the lowest category of investment-grade debt may have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than is the case with higher-grade bonds. There is no assurance that any municipal issuers will make full payments of principal and interest or remain solvent, however. For a description of the ratings, see the Appendix.

         The Federal Money and California Money Funds seek to maintain a stable net asset value of $1 per share in compliance with Rule 2a-7 under the Investment Company Act and, pursuant to procedures adopted under that Rule, limit their investments to those securities that the Board determines present minimal credit risks and have remaining maturities, as determined under the Rule, of 397 calendar days or less. These Funds also maintain a dollar-weighted average maturity of their portfolio securities of 90 days or less.

PORTFOLIO SECURITIES

         DEPOSITARY RECEIPTS, CONVERTIBLE SECURITIES AND SECURITIES WARRANTS. The Foreign and Global Equity Funds, the Select 50 Fund and the U.S. Equity Funds may hold securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depository Receipts ("GDRs"), and other similar global instruments available in emerging markets, or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. For purposes of a Fund's investment policies, a Fund's investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted. Each such Fund may also invest in convertible securities and securities warrants.

         OTHER INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies. Those investment companies must invest in securities in which the Fund can invest in a manner consistent with the Fund's investment objective and policies. Applicable provisions of the Investment Company Act require that a Fund limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 10% (or 35% for the Money Market Funds) of the value of a Fund's total assets will be invested in the aggregate in securities of investment companies as a group; and
(b) either (i) a Fund and affiliated persons of that Fund not own together more than 3% of the total outstanding shares of any one investment company at the time of purchase (and that all shares of the investment company held by that Fund in excess of 1% of the company's total outstanding shares be deemed illiquid), or (ii) a Fund not invest more than 5% of its total assets in any one investment company and the investment not represent more than 3% of the total outstanding voting stock of the investment company at the time of purchase.

         Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Foreign and Global Equity Funds to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the Investment Company Act. The Foreign and Global Equity Funds also may incur tax liability to the extent that they invest in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distributions to the Funds.

         The U.S. Equity Funds, the Foreign and Global Equity Funds, the Select 50 Fund and the U.S. Fixed-Income and Money Market Funds do not intend to invest in other investment companies unless, in the Manager's judgment, the potential benefits exceed associated costs. As a shareholder in an investment company, these Funds bear their ratable share of that investment company's expenses, including advisory and administration fees. The Manager has agreed to waive its own management fee with respect to the portion of these Funds' assets invested in other open-end (but not closed-end) investment companies.

         DEBT SECURITIES. Each Fund may purchase debt securities that complement its objective of capital appreciation through anticipated favorable changes in relative foreign exchange rates, in relative interest rate levels or in the creditworthiness of issuers. Debt securities may constitute up to 35% of the U.S. Equity Funds', the Foreign and Global Equity Funds' and the Select 50 Fund's total assets. In selecting debt securities, the Manager seeks out good credits and analyzes interest rate trends and specific developments that may affect individual issuers. As an operating policy, which may be changed by the Board, each Fund may invest up to 5% (except the Latin America Fund which may invest up to 15%) of their total assets in debt securities rated lower than investment grade. Subject to this limitation, each of these Funds may invest in any debt security, including securities in default. After its purchase by a Fund, a debt security may cease to be rated or its rating may be reduced below that required for purchase by the Fund. A security downgraded below the minimum level may be retained if determined by the Manager and the Board to be in the best interests of the Fund.

         Debt securities may also consist of participation certificates in large loans made by financial institutions to various borrowers, typically in the form of large unsecured corporate loans. These certificates must otherwise comply with the maturity and credit-quality standards of each Fund and will be limited to 5% of a Fund's total assets.

         In addition to traditional corporate, government and supranational debt securities, each of the Equity Income Fund and the Foreign and Global Equity Funds may invest in external (i.e., to foreign lenders) debt obligations issued by the governments, government entities and companies of emerging markets countries. The percentage distribution between equity and debt will vary from country to country, based on anticipated trends in inflation and interest rates; expected rates of economic and corporate profits growth; changes in government policy; stability, solvency and expected trends of government finances; and conditions of the balance of payments and terms of trade.

         U.S. GOVERNMENT SECURITIES. Each Fund may invest a substantial portion, if not all, of its net assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including repurchase agreements backed by such securities. ("U.S. Government securities"). These Funds generally will have a lower yield than if they purchased higher yielding commercial paper or other securities with correspondingly greater risk instead of U.S. Government securities.

         Certain of the obligations, including U.S. Treasury bills, notes and bonds, and mortgage-related securities of the GNMA, are issued or guaranteed by the U.S. government. Other securities issued by U.S. government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, whereas others, such as those issued by the FNMA, Farm Credit System and Student Loan Marketing Association, have an additional line of credit with the U.S. Treasury. Short-term U.S. government securities generally are considered to be among the safest short-term investments. The U.S. government does not guarantee the net asset value of the Funds' shares, however. With respect to U.S. government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. government will provide support to such agencies or instrumentalities. Accordingly, such U.S. government securities may involve risk of loss of principal and interest.

         PRIVATIZATIONS. The Select 50 Fund and the Foreign and Global Equity Funds may invest in privatizations. Foreign governmental programs of selling interests in government-owned or -controlled enterprises ("privatizations") may represent opportunities for significant capital appreciation and these Funds may invest in privatizations. The ability of U.S. entities, such as these Funds, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be successful.

         SPECIAL SITUATIONS. The Select 50 Fund and the Foreign and Global Equity Funds may invest in special situations. The Funds believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and similar vehicles (collectively, "special situations") could enhance their capital appreciation potential. These Funds also may invest in certain types of vehicles or derivative securities that represent indirect investments in foreign markets or securities in which it is impracticable for the Funds to invest directly. Investments in special situations may be illiquid, as determined by the Manager based on criteria reviewed by the Board. These Funds do not invest more than 15% of their net assets in illiquid investments, including special situations.

         Mortgage-Related Securities and Derivative Securities. The U.S. Fixed-Income and Money Market Funds may invest in mortgage-related securities. A mortgage-related security is an interest in a pool of mortgage loans and is considered a derivative security. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by the borrowers. Certain mortgage-related securities are subject to high volatility. These Funds use these derivative securities in an effort to enhance return and as a means to make certain investments not otherwise available to the Funds.

         AGENCY MORTGAGE-RELATED SECURITIES. Investors in the U.S. Fixed-Income and Money Market Funds should note that the dominant issuers or guarantors of mortgage-related securities today are GNMA, FNMA and the FHLMC. GNMA creates pass-through securities from pools of government-guaranteed or -insured (Federal Housing Authority or Veterans Administration) mortgages. FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government. FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. government but are generally considered to offer minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of U.S. government securities with comparable "lives" largely due to the risks associated with prepayment.

         Adjustable rate mortgage securities ("ARMs") are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates determined in accordance with a predetermined interest rate index and which may be subject to certain limits. The adjustment feature of ARMs tends to lessen their interest rate sensitivity.

         The U.S. Fixed-Income and Money Market Funds consider GNMA, FNMA and FHLMC-issued pass-through certificates, Collateralized Mortgage Obligations ("CMOs") and other mortgage-related securities to be U.S. government securities for purposes of their investment policies. The Money Market Funds do not invest in stripped mortgage securities, however, and the Short Bond Fund limits its stripped mortgage securities investments to 10% of total assets. The liquidity of Interest-Only bonds ("IOs") and Principal-Only bonds ("POs") issued by the U.S. government or its agencies and instrumentalities and backed by fixed-rate mortgage-related securities will be determined by the Manager under the direct supervision of the Trusts' Pricing Committee and reviewed by the Board, and all other IOs and POs will be deemed illiquid for purposes of the U.S. Fixed-Income and Money Market Funds' limitation on illiquid securities. The Short Bond and Total Return Bond Funds may invest in derivative securities known as "floaters" and "inverse floaters," the values of which vary in response to interest rates. These securities may be illiquid and their values may be very volatile.

         PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES/DERIVATIVES. The Total Return Bond Fund and the Short Bond Fund may invest in mortgage-related securities offered by private issuers, including pass-through securities for pools of conventional residential mortgage loans; mortgage pay-through obligations and mortgage-backed bonds, which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs collateralized by mortgage-related securities issued by GNMA, FNMA, FHLMC or by pools of conventional mortgages, multifamily or commercial mortgage loans.

         Privately issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than U.S. government and agency mortgage-related securities because they offer no direct or indirect governmental guarantees. Many issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal, however. The Short Bond Fund and Total Return Bond Fund may purchase some mortgage-related securities through private placements that are restricted as to further sale. The value of these securities may be very volatile.

         STRUCTURED NOTES AND INDEXED SECURITIES. The Funds may invest in structured notes and indexed securities. Structured notes are debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Index securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, the Manager analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.

         VARIABLE-RATE DEMAND NOTES. The U.S. Fixed-Income and Money Market Funds may invest in variable-rate demand notes ("VRDNs"). These are instruments with rates of interest adjusted periodically or that "float" continuously according to specific formulas and often have a demand feature entitling the purchaser to resell the securities.

         ASSET-BACKED SECURITIES. Each Fund may invest up to 5% (25% in the case of the Total Return Bond Fund and the Short Bond Fund) of its total assets in asset-backed securities. These are secured by and payable from pools of assets, such as motor vehicle installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (e.g., credit card) agreements. Like mortgage-related securities, these securities are subject to the risk of prepayment.

         MORTGAGE-RELATED SECURITIES: GOVERNMENT NATIONAL MORTGAGE ASSOCIATION. GNMA is a wholly owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of, and interest on, securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a GNMA guarantee, the underlying collateral must be mortgages insured by the FHA under the Housing Act, or Title V of the Housing Act of 1949, as amended ("VA Loans"), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

         GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

         MORTGAGE-RELATED SECURITIES: FEDERAL NATIONAL MORTGAGE ASSOCIATION. FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA was originally organized in 1938 as a U.S. Government agency to add greater liquidity to the mortgage market. FNMA was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

         Each FNMA pass-through security represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The loans contained in those pools consist of one or more of the following: (1)
fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable-rate mortgage loans; (5) other adjustable-rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

         MORTGAGE-RELATED SECURITIES: FEDERAL HOME LOAN MORTGAGE CORPORATION. FHLMC is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended. FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

         The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable-rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must include whole loans, participation interests in whole loans and undivided interests in whole loans and participation in another FHLMC security.

         PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES. To the extent allowed in its Prospectus, a Fund may invest in mortgage-related securities offered by private issuers, including pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations ("CMOs").

         Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

         To the extent allowed in its Prospectus, a Fund may invest in, among other things, "parallel pay" CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class which, like the other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

         ADJUSTABLE-RATE MORTGAGE-RELATED SECURITIES. Because the interest rates on the mortgages underlying adjustable-rate mortgage-related securities ("ARMS") reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMS allow a Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a Fund. Further, because of this feature, the value of ARMS is unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments. For further discussion of the risks associated with mortgage-related securities generally.

         VARIABLE RATE DEMAND NOTES. Variable rate demand notes ("VRDNs") are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30-, 60-, 90-, 180-, or 365-day intervals. The interest rates are adjustable at intervals ranging from daily to six months. Adjustment formulas are designed to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments typically are based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

         The   Tax-Free   Funds  also  may  invest  in  VRDNs  in  the  form  of
participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("institution"). Participating VRDNs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the institution upon a specified number of days' notice, not to exceed seven. In addition, the Participating VRDN is backed by an irrevocable letter of credit or guaranty of the institution. A Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

         Participating VRDNs may be unrated or rated, and their creditworthiness may be a function of the creditworthiness of the issuer, the institution furnishing the irrevocable letter of credit, or both. Accordingly, the Tax-Free Funds may invest in such VRDNs, the issuers or underlying institutions of which the Manager believes are creditworthy and satisfy the quality requirements of the Funds. The Manager periodically monitors the creditworthiness of the issuer of such securities and the underlying institution.

         During periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted by governmental authorities to attempt to deal with them, interest rates have varied widely. While the value of the underlying VRDN may change with changes in interest rates generally, the variable rate nature of the underlying VRDN should minimize changes in the value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed-income securities. The Tax-Free Funds may invest in VRDNs on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such VRDNs may fluctuate; to the extent they do increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the VRDNs is made in relation to movements of various interest rate adjustment indices, the VRDNs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VRDNs may be higher or lower than current market rates for fixed-rate obligations of comparable quality with similar maturities.

         MUNICIPAL SECURITIES. Because the Tax-Free Funds invest at least 80% of their total assets in obligations either issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, including industrial development bonds, as well as obligations of certain agencies and instrumentalities of the U.S. Government, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax ("Municipal Securities"), or exempt from federal and California personal income tax ("California Municipal Securities"), and the California Money Fund invests at least 65% of its total assets in California Municipal Securities, and may invest in Municipal Securities, these Funds generally will have a lower yield than if they primarily purchased higher yielding taxable securities, commercial paper or other securities with correspondingly greater risk. Generally, the value of the Municipal Securities and California Municipal Securities held by these Funds will fluctuate inversely with interest rates.

         GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

         REVENUE BONDS. A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a governmental assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

         INDUSTRIAL DEVELOPMENT BONDS. Industrial development bonds, which may pay tax-exempt interest, are, in most cases, revenue bonds and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business manufacturing, housing, sports, and pollution control. These bonds also are used to finance public facilities, such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payment. As a result of 1986 federal tax legislation, industrial revenue bonds may no longer be issued on a tax-exempt basis for certain previously permissible purposes, including sports and pollution control facilities.

         PARTICIPATION INTERESTS. The Tax-Free Funds may purchase from financial institutions participation interests in Municipal Securities, such as industrial development bonds and municipal lease/purchase agreements. A participation interest gives a Fund an undivided interest in a Municipal Security in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Security. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Board of Trustees has approved as meeting the Board's standards, or, alternatively, the payment obligation will be collateralized by U.S. Government securities.

         For certain participation interests, these Funds will have the right to demand payment, on not more than seven days' notice, for all or any part of their participation interest in a Municipal Security, plus accrued interest. As to these instruments, these Funds intend to exercise their right to demand payment only upon a default under the terms of the Municipal Securities, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of their investment portfolios. The California Intermediate Bond Fund will not invest more than 15% of its total assets and the California Money Fund will not invest more than 10% of its total assets in participation interests that do not have this demand feature, and in other illiquid securities.

         Some participation interests are subject to a "nonappropriation" or "abatement" feature by which, under certain conditions, the issuer of the underlying Municipal Security may, without penalty, terminate its obligation to make payment. In such event, the holder of such security must look to the underlying collateral, which is often a municipal facility used by the issuer.

         CUSTODIAL RECEIPTS. The Tax-Free Funds may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Securities that underlie the custodial receipts. A number of different arrangements are possible. In the most common custodial receipt arrangement, an issuer or a third party owning the Municipal Securities deposits such obligations with a custodian in exchange for two classes of custodial receipts with different characteristics. In each case, however, payments on the two classes are based on payments received on the underlying Municipal
Securities. One class has the characteristics of a typical auction-rate security, having its interest rate adjusted at specified intervals, and its ownership changes based on an auction mechanism. The interest rate of this class generally is expected to be below the coupon rate of the underlying Municipal
Securities and generally is at a level comparable to that of a Municipal Security of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, although inversely to changes in the rate of interest of the first class. If the interest rate on the first class exceeds the coupon rate of the underlying Municipal Securities, its interest rate will exceed the rate paid on the second class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Securities. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Security of comparable quality and maturity and their purchase by one of these Funds should increase the volatility of its net asset value and, thus, its price per share. These custodial receipts are sold in private placements and are subject to these Funds' limitation with respect to illiquid investments. The Tax-Free Funds also may purchase directly from issuers, and not in a private placement, Municipal Securities having the same characteristics as the custodial receipts.

         TENDER OPTION BONDS. The Tax-Free Funds may purchase tender option bonds and similar securities. A tender option bond is a Municipal Security, generally held pursuant to a custodial arrangement, having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, coupled with an agreement of a third party, such as a bank, broker-dealer or other financial institution, granting the security holders the option, at periodic intervals, to tender their securities to the institution and receive their face value. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Manager, on behalf of a Tax-Free Fund, considers on a periodic basis the creditworthiness of the issuer of the underlying Municipal Security, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons. The California Intermediate Bond Fund will not invest more than 15% of its total assets and the California Money Fund more than 10% of its total assets in securities that are illiquid (including tender option bonds with a tender feature that cannot be exercised on not more than seven days' notice if there is no secondary market available for these obligations).

         OBLIGATIONS WITH PUTS ATTACHED. The Tax-Free Funds may purchase Municipal Securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the securities' maturity date. Although an obligation with a put attached is not a put option in the usual sense, it is commonly known as a "put" and is also referred to as a "stand-by commitment." These Funds will use such puts in accordance with regulations issued by the Securities and Exchange Commission ("SEC"). In 1982, the Internal Revenue Service (the "IRS") issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company would be the owner of tax-exempt municipal obligations acquired with a put option. The IRS also has issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The last such ruling was issued in 1983. The IRS subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the securities, or the participation interest therein, to be purchased by either the seller or a third party. The Tax-Free Funds intend to take the position that they are the owners of any municipal obligations acquired subject to a stand-by commitment or a similar put right and that tax-exempt interest earned with respect to such municipal obligations will be tax exempt in its hands. There is no assurance that stand-by commitments will be available to these Funds nor have they assumed that such commitments would continue to be available under all market conditions. There may be other types of municipal securities that become available and are similar to the foregoing described Municipal Securities in which these Funds may invest.

         ZERO COUPON BONDS. The U.S. Fixed-Income and Money Market Funds may invest in zero coupon securities, which are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity, a specified redemption date or a cash payment date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities are generally more volatile than the market prices of interest-bearing securities and respond more to changes in interest rates than interest-bearing securities with similar maturities and credit qualities. The original issue discount on the zero coupon bonds must be included ratably in the income of the U.S. Fixed-Income and Money Market Funds as the income accrues even though payment has not been received. These Funds nevertheless intend to distribute an amount of cash equal to the currently accrued original issue discount, and this may require liquidating securities at times they might not otherwise do so and may result in capital loss.

RISK FACTORS/SPECIAL CONSIDERATIONS RELATING TO DEBT SECURITIES

         The Select 50, International and the Global Funds may invest in debt securities that are rated below BBB by S&P, Baa by Moody's or BBB by Fitch, or, if unrated, are deemed to be of equivalent investment quality by the Manager. As an operating policy, which may be changed by the Board of Trustees without shareholder approval, a Fund will invest no more than 5% (15% for the Latin America Fund) of its assets in debt securities rated below Baa by Moody's or BBB by S&P, or, if unrated, of equivalent investment quality as determined by the Manager. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. The net asset value of a Fund will reflect these changes in market value.

         Bonds rated C by Moody's are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated C by S&P are obligations on which no interest is being paid. Bonds rated below BBB or Baa are often referred to as "junk bonds."

         Although such bonds may offer higher yields than higher-rated securities, low-rated debt securities generally involve greater price volatility and risk of principal and income loss, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low-rated debt securities are traded are more limited than those for higher-rated securities. The existence of limited markets for particular securities may diminish the ability of a Fund to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or financial markets and could adversely affect, and cause fluctuations in, the per-share net asset value of that Fund.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of a Fund to achieve its investment objectives may, to the extent it invests in low-rated debt securities, be more dependent upon such credit analysis than would be the case if that Fund invested in higher-rated debt securities.

         Low-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment-grade securities. The prices of low-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated debt securities but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low-rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low-rated debt securities defaults, a Fund may incur additional expenses to seek financial recovery. The low-rated bond market is relatively new, and many of the outstanding low-rated bonds have not endured a major business downturn.

HEDGING AND RISK MANAGEMENT PRACTICES

         In order to hedge against foreign currency exchange rate risks, the Select 50, International, Global and Equity Income Funds may enter into forward foreign currency exchange contracts ("forward contracts") and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. Funds may enter into hedging transactions when, in fact, it is inopportune to do so and, conversely, when it is more opportune to enter into hedging transactions the Funds might not enter into such transactions. Such inopportune timing of utilization of hedging practices could result in substantial losses to the Funds.


         The Funds also may conduct their foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market.

         The Funds (except the Money Market Funds) also may purchase other types of options and futures and may, in the future, write covered options.

         FORWARD CONTRACTS. The Select 50, International and Global Funds may enter into forward contracts to attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract, which is individually negotiated and privately traded by currency traders and their customers, involves an obligation to purchase or sell a specific currency for an agreed-upon price at a future date.

         A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or is expecting a dividend or interest payment in order to "lock in" the U.S. dollar price of a security, dividend or interest payment. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's portfolio securities denominated in such currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that currency for a fixed dollar amount.

         In connection with a Fund's forward contract transactions, an amount of the Fund's assets equal to the amount of its commitments will be held aside or segregated to be used to pay for the commitments. Accordingly, a Fund always will have cash, cash equivalents or liquid equity or debt securities denominated in the appropriate currency available in an amount sufficient to cover any commitments under these contracts. Segregated assets used to cover forward contracts will be marked to market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future regulate them, and the ability of a Fund to utilize forward contracts may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance by a Fund than if it had not entered into such contracts. A Fund generally will not enter into a forward foreign currency exchange contract with a term greater than one year.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To hedge against movements in interest rates, securities prices or currency exchange rates a Fund, the Funds (except the Money Market Funds) may purchase and sell various kinds of futures contracts and options on futures contracts. The Fund also may enter into closing purchase and sale transactions with respect to any such contracts and options. Futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices.

         These Funds have filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the notice of eligibility included the representation that these Funds will use futures contracts and related options for bona fide hedging purposes within the meaning of CFTC regulations, provided that a Fund may hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions if the aggregate initial margin and premiums required to establish such positions will not exceed 5% of that Fund's net assets (after taking into account unrealized profits and unrealized losses on any such positions) and that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded from such 5%.

         These Funds will attempt to determine whether the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by these Funds or which they expect to purchase. These Funds' futures transactions generally will be entered into only for traditional hedging purposes--I.E., futures contracts will be sold to protect against a decline in the price of securities or currencies and will be purchased to protect a Fund against an increase in the price of securities it intends to purchase (or the currencies in which they are denominated). All futures contracts entered into by these Funds are traded on U.S. exchanges or boards of trade licensed and regulated by the CFTC or on foreign exchanges.

         Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting or "closing" purchase or sale transactions, which may result in a profit or a loss. While these Funds' futures contracts on securities or currencies will usually be liquidated in this manner, a Fund may make or take delivery of the underlying securities or currencies whenever it appears economically advantageous. A clearing corporation associated with the exchange on which futures on securities or currencies are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

         By using futures contracts to hedge their positions, these Funds seek to establish more certainty than would otherwise be possible with respect to the effective price, rate of return or currency exchange rate on portfolio securities or securities that these Funds propose to acquire. For example, when interest rates are rising or securities prices are falling, a Fund can seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market with respect to anticipated purchases. Similarly, a Fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. A Fund can purchase futures contracts on a foreign currency to fix the price in U.S.
dollars of a security denominated in such currency that Fund has acquired or expects to acquire.

         As part of its hedging strategy, a Fund also may enter into other types of financial futures contracts if, in the opinion of the Manager, there is a sufficient degree of correlation between price trends for that Fund's portfolio securities and such futures contracts. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Manager will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having that Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting that Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities can be substantially offset by appreciation in the value of the futures position. However, any unanticipated appreciation in the value of a Fund's portfolio securities could be offset substantially by a decline in the value of the futures position.

         The acquisition of put and call options on futures contracts gives a Fund the right (but not the obligation), for a specified price, to sell or purchase the underlying futures contract at any time during the option period. Purchasing an option on a futures contract gives a Fund the benefit of the futures position if prices move in a favorable direction, and limits its risk of loss, in the event of an unfavorable price movement, to the loss of the premium and transaction costs.

         A Fund may terminate its position in an option contract by selling an offsetting option on the same series. There is no guarantee that such a closing transaction can be effected. A Fund's ability to establish and close out positions on such options is dependent upon a liquid market.

         Loss from investing in futures transactions by a Fund is potentially unlimited.

         A Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended, for maintaining its qualification as a regulated investment company for federal income tax purposes.

         OPTIONS ON SECURITIES, SECURITIES INDICES AND CURRENCIES. Each Fund (other than the Money Market Funds) may purchase put and call options on securities in which it has invested, on foreign currencies represented in its portfolios and on any securities index based in whole or in part on securities in which that Fund may invest. A Fund also may enter into closing sales transactions in order to realize gains or minimize losses on options they have purchased.

         A Fund normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period.

         A Fund may purchase and sell options traded on U.S. and foreign exchanges. Although a Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

         Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi)
discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         Although the Funds do not currently intend to do so, they may, in the future, write (I.E., sell) covered put and call options on securities, securities indices and currencies in which they may invest. A covered call option involves a Fund's giving another party, in return for a premium, the right to buy specified securities owned by that Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying security. However, by writing a covered call option, a Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying security. In addition, a Fund's ability to sell the underlying security is limited while the option is in effect unless that Fund effects a closing purchase transaction.

         Each Fund also may write covered put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. A Fund will receive a premium for writing a put option but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to "cover" put options it has written, a Fund will cause its custodian to segregate cash, cash equivalents, U.S. Government securities or other liquid equity or debt securities with at least the value of the exercise price of the put options. A Fund will not write put options if the aggregate value of the obligations underlying the put options exceeds 25% of that Fund's total assets.

         There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Funds' orders.


         EQUITY LINKED DERIVATIVES--SPDRS, WEBS, DIAMONDS and OPALs. Each Fund may invest in Standard & Poor's ("S&P") Depository Receipts ("SPDRs") and S&P's MidCap 400 Depository Receipts ("MidCap SPDRs"), World Equity Benchmark Series ("WEBS") Dow Jones Industrial Average instruments ("DIAMONDS") and baskets of Country Securities ("OPALs"). Each of these instruments are derivative securities whose value follows a well-known securities index as baskets of securities.

         SPDRs and MidCap SPDRs are designed to follow the performance of S&P 500 Index and the S&P MidCap 400 Index, respectively. WEBS are currently available in 17 varieties, each designed to follow the performance of a different Morgan Stanley Capital International country index. DIAMONDS are designed to follow the performance of the Dow Jones Industrial Average which tracks the composite stock performance of 30 major U.S. companies in a diverse range of industries.

         OPALs track the performance of adjustable baskets of stocks owned by Morgan Stanley Capital (Luxemberg) S.A. (the "Counterparty") until a specified maturity date. Holders of OPALs will receive semi-annual distrubutions corresponding to dividends received on shares contained in the underlying baskets of stocks and certain amounts, net of expenses. On the maturity date of the OPALs, the holders will receive the physical securities comprising the underlying baskets. OPALs like many of these types of instruments, represent an unsecured obligation and therefore carry with then the risk that the Counterparty will default.

         Because the prices of SPDRs, MidCap SPDRs, WEBS, DIAMONDS are correlated to diversified portfolios, they are subject to the risk that the general level of stock prices may decline or that the underlying indices decline. In addition, because SPDRs, MidCap SPDRs, WEBS, DIAMONDS and OPALs will continue to be traded even when trading is halted in component stocks of the underlying indices, price quotations for these securities may, at times, be based upon non-current price information with respect to some of even all of the stocks in the underlying indices. In addition to the risks disclosed in "Foreign Securities" below, because WEBS mirror the performance of a single country index, a economic downturn in a single country could significantly adversely affect the price of the WEBS for that country.


OTHER INVESTMENT PRACTICES

         REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements. A Fund's repurchase agreements will generally involve a short-term investment in a U.S. Government security or other high-grade liquid debt security, with the seller of the underlying security agreeing to repurchase it at a mutually agreed-upon time and price. The repurchase price is generally higher than the purchase price, the difference being interest income to that Fund. Alternatively, the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on the date of repurchase. In either case, the income to a Fund is unrelated to the interest rate on the underlying security.

         Under each repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Manager, acting under the supervision of the Boards, reviews on a periodic basis the suitability and creditworthiness, and the value of the collateral, of those sellers with whom the Funds enter into repurchase agreements to evaluate potential risk. All repurchase agreements will be made pursuant to procedures adopted and regularly reviewed by the Boards.

         The Funds generally will enter into repurchase agreements of short maturities, from overnight to one week, although the underlying securities will generally have longer maturities. The Funds regard repurchase agreements with maturities in excess of seven days as illiquid. A Fund may not invest more than 15% (10% in the case of the Money Market Funds) of the value of its net assets in illiquid securities, including repurchase agreements with maturities greater than seven days.

         For purposes of the Investment Company Act, a repurchase agreement is deemed to be a collateralized loan from a Fund to the seller of the security subject to the repurchase agreement. It is not clear whether a court would consider the security acquired by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by that Fund to the seller. If bankruptcy or insolvency proceedings are commenced with respect to the seller of the security before its repurchase, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the security. If a court characterizes such a transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor. As such, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Manager seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the seller of the security.

         Apart from the risk of bankruptcy or insolvency proceedings, a Fund also runs the risk that the seller may fail to repurchase the security. However, each Fund always requires collateral for any repurchase agreement to which it is a party in the form of securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and each Fund makes payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian bank. If the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund, pursuant to its repurchase agreement, may require the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price (including interest) at all times.

         The Funds may participate in one or more joint accounts with each other and other series of the Trusts that invest in repurchase agreements collateralized, subject to their investment policies, either by (i) obligations issued or guaranteed as to principal and interest by the U.S. Government or by one of its agencies or instrumentalities, or (ii) privately issued mortgage-related securities that are in turn collateralized by securities issued by GNMA, FNMA or FHLMC, and are rated in the highest rating category by a nationally recognized statistical rating organization, or, if unrated, are deemed by the Manager to be of comparable quality using objective criteria. Any such repurchase agreement will have, with rare exceptions, an overnight, over-the-weekend or over-the-holiday duration, and in no event have a duration of more than seven days.

         REVERSE REPURCHASE AGREEMENTS. The Domestic Equity, Select 50, International, Opportunities, Short, Reserve and Tax- Free Funds may enter into reverse repurchase. A Fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. This use of proceeds involves leverage, and a Fund will enter into a reverse repurchase agreement for leverage purposes only when the Manager believes that the interest income to be earned from the investment of the proceeds would be greater than the interest expense of the transaction. A Fund also may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when sale of the Fund's securities is disadvantageous.

         The Funds cause their custodian to segregate liquid assets, such as cash, U.S. Government securities or other liquid equity or debt securities equal in value to their obligations (including accrued interest) with respect to reverse repurchase agreements. Such assets are marked to market daily to ensure that full collateralization is maintained.

         DOLLAR ROLL TRANSACTIONS. The Total Return Bond Fund and the Government Reserve Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a security to a financial institution concurrently with an agreement by that Fund to purchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional portfolio securities of that Fund, and the income from these investments, together with any additional fee income received on the sale, may or may not generate income for that Fund exceeding the yield on the securities sold.

         At the time a Fund enters into a dollar roll transaction, it causes its custodian to segregate liquid assets such as cash, U.S. Government securities or other liquid equity or debt securities having a value equal to the purchase price for the similar security (including accrued interest) and subsequently marks the assets to market daily to ensure that full collateralization is maintained.

         LENDING OF PORTFOLIO SECURITIES. Although the Funds currently do not intend to do so, a Fund may lend its portfolio securities in order to generate additional income. Such loans may be made to broker-dealers or other financial institutions whose creditworthiness is acceptable to the Manager. These loans would be required to be secured continuously by collateral, including cash, cash equivalents, irrevocable letters of credit, U.S. Government securities, or other high-grade liquid debt securities, maintained on a current basis (I.E., marked to market daily) at an amount at least equal to 100% of the market value of the securities loaned plus accrued interest. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of a Fund or the borrower at any time. Upon such termination, that Fund is entitled to obtain the return of the securities loaned within five business days.

         For the duration of the loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, will receive proceeds from the investment of the collateral and will continue to retain any voting rights with respect to those securities. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, the loans will be made only to borrowers deemed by the Manager to be creditworthy, and when, in the judgment of the Manager, the income which can be earned currently from such loans justifies the attendant risk.

         WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. The Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed delivery" basis. The price of such securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by a Fund to the issuer. While the Funds reserve the right to sell when-issued or delayed delivery securities prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the settlement price. The Funds do not believe that their net asset values will be adversely affected by their purchase of securities on a when-issued or delayed delivery basis. The Funds cause their custodian to segregate cash, U.S. Government securities or other liquid equity or debt securities with a value equal in value to commitments for when-issued or delayed delivery securities. The segregated securities either will mature or, if necessary, be sold on or before the settlement date. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund will earn no income on these assets.

         The Funds may seek to hedge investments or to realize additional gains through forward commitments to sell high-grade liquid debt securities it does not own at the time it enters into the commitments. Such forward commitments effectively constitute a form of short sale. To complete such a transaction, the Fund must obtain the security which it has made a commitment to deliver. If the Fund does not have cash available to purchase the security it is obligated to deliver, it may be required to liquidate securities in its portfolio at either a gain or a loss, or borrow cash under a reverse repurchase or other short-term arrangement, thus incurring an additional expense. In addition, the Fund may incur a loss as a result of this type of forward commitment if the price of the security increases between the date the Fund enters into the forward commitment and the date on which it must purchase the security it is committed to deliver. The Fund will realize a gain from this type of forward commitment if the security declines in price between those dates. The amount of any gain will be reduced, and the amount of any loss increased, by the amount of the interest or other transaction expenses the Fund may be required to pay in connection with this type of forward commitment. Whenever this Fund engages in this type of transaction, it will segregate assets as discussed above.

         ILLIQUID SECURITIES. A Fund may invest up to 15% (10% for the Money Market Funds) of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities and includes, among others, repurchase agreements maturing in more than seven days, certain restricted securities and securities that are otherwise not freely transferable. Illiquid securities also include shares of an investment company held by a Fund in excess of 1% of the total outstanding shares of that investment company. Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933, as amended

("1933 Act"). Illiquid securities acquired by a Fund may include those that are subject to restrictions on transferability contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but that would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time that Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, that Fund might obtain a less favorable price than prevailed when it decided to sell.

         In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments often are restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be resold readily or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not determinative of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in a Fund's inability to dispose of such securities promptly or at favorable prices.

         The Boards have delegated the function of making day-to-day determinations of liquidity to the Manager pursuant to guidelines approved by the Boards. The Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trades for the security, (ii) the number of dealers that quote prices for the security,
(iii) the number of dealers that have undertaken to make a market in the security, (iv) the number of other potential purchasers, and (v) the nature of the security and how trading is effected (E.G., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Manager monitors the liquidity of restricted securities in the Funds' portfolios and reports periodically on such decisions to the Boards.

                                  RISK FACTORS

         The following describes certain risks involved with investing in the Funds. Investors in the U.S. Asset Allocation Fund should note the risks involved with each Underlying Fund, because the U.S. Asset Allocation Fund is a "fund-of-funds."

SMALL COMPANIES

         Investors in Funds that invests in smaller companies should consider carefully the special risks involved. Such smaller companies may present greater opportunities for capital appreciation but may involve greater risk than larger, more mature issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

FOREIGN SECURITIES

         The U.S. Equity Funds, the Select 50 Fund, the Total Return Bond Fund and the Foreign and Global Equity Funds may purchase securities in foreign countries. According, shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. Foreign investments involve the possibility of expropriation, nationalization or confiscatory taxation; taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments); default in foreign government securities, and political or social instability or diplomatic developments that could adversely affect investments. In addition, there is often less publicly available information about foreign issuers than those in the United States. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards. Further, these Funds may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts.

         Brokerage commissions, fees for custodial services and other costs relating to investments by the Funds in other countries are generally greater than in the United States. Foreign markets have different clearance and settlement procedures from those in the United States, and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions which resulted in settlement difficulty. The inability of a Fund to make intended security purchases due to settlement difficulties could cause it to miss attractive investment opportunities. Inability to sell a portfolio security due to settlement problems could result in loss to the Fund if the value of the portfolio security declined, or result in claims against the Fund if it had entered into a contract to sell the security. In certain countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The securities markets of many of the countries in which these Funds may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

         Because certain securities may be denominated in foreign currencies, the value of such securities will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. dollar results in a corresponding change in the U.S. dollar value of a Fund's securities denominated in the currency. Such changes also affect the Fund's income and distributions to shareholders. A Fund may be affected either favorably or unfavorably by changes in the relative rates of exchange among the currencies of different nations, and a Fund may therefore engage in foreign currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Manager's ability to predict movements in exchange rates.

         Some countries in which one of these Funds may invest may also have fixed or managed currencies that are not freely convertible at market rates into the U.S. dollar. Certain currencies may not be internationally traded. A number of these currencies have experienced steady devaluation relative to the U.S. dollar, and such devaluations in the currencies may have a detrimental impact on the Fund. Many countries in which a Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments. Certain countries also limit the amount of foreign capital that can be invested in their markets and local companies, creating a "foreign premium" on capital investments available to foreign investors such as the Funds. The Funds may pay a "foreign premium" to establish an investment position which it cannot later recoup because of changes in that country's foreign investment laws.

EMERGING MARKET COUNTRIES

         The Select 50, International and Global Funds, particularly the Latin America, Emerging Asia and Emerging Markets Funds, may invest in securities of companies domiciled in, and in markets of, so-called "emerging market countries." These investments may be subject to potentially higher risks than investments in developed countries. These risks include (i) volatile social, political and economic conditions; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) the existence of national policies which may restrict these Funds' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain emerging market countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain emerging market countries may be slowed or reversed by unanticipated political or social events in such countries.

EXCHANGE RATES AND POLICIES

         The Select 50, International and Global Funds endeavor to buy and sell foreign currencies on favorable terms. Some price spreads on currency exchange (to cover service charges) may be incurred, particularly when these Funds change investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent these Funds from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to these Funds' investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

         These Funds may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.

         The Boards of both Trusts consider at least annually the likelihood of the imposition by any foreign government of exchange control restrictions that would affect the liquidity of the Funds' assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Boards also consider the degree of risk attendant to holding portfolio securities in domestic and foreign securities depositories (see "Investment Management and Other Services").

HEDGING TRANSACTIONS

         While transactions in forward contracts, options, futures contracts and options on futures (I.E., "hedging positions") may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of hedging positions, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for that Fund than if it had not entered into any hedging positions. If the correlation between a hedging position and portfolio position which is intended to be protected is imperfect, the desired protection may not be obtained, and a Fund may be exposed to risk of financial loss. Furthermore, the Funds may enter into hedging transactions when, in fact, it is inopportune to do so and, conversely, when it is more opportune to enter into hedging transactions the Funds might not enter into such transactions. Such inopportune timing of utilization of hedging practices could result in substantial losses to the Funds.

         Perfect correlation between a Fund's hedging positions and portfolio positions may be difficult to achieve because hedging instruments in many foreign countries are not yet available. In addition, it is not possible to hedge fully against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

LOWER-QUALITY DEBT

         The Select 50, the Foreign and the Global Equity Funds may invest in lower-quality debts. Medium-quality debt securities are those rated or equivalent to BBB by S&P or Fitch's, or Baa by Moody's. These Funds, however, may not invest more than 5% (except for the Latin America Fund which may invest up to 15%) of its total assets in high-risk debt securities rated below investment grade (these securities are sometimes called "Junk bonds"). Medium-quality debt securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than with higher-grade debt securities. Junk bonds offer greater speculative characteristics and are regarded as having a great vulnerability to default although currently having the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The ability to maintain other terms of the contract over any long period of time may be small. Junk bonds are more subject to default during periods of economic downturns or increases in interest rates and their yields will fluctuate over time. It may be more difficult to dispose of or to value junk bonds. Achievement of a Fund's investment objective may also be more dependent on the Manager's own credit analysis to the extent a Fund's portfolio includes junk bonds.

         The Board may consider a change in this operating policy if, in its judgment, economic conditions change such that a higher level of investment in high-risk, lower-quality debt securities would be consistent with the interests of these Funds and their shareholders. Unrated debt securities are not necessarily of lower quality than rated securities but may not be attractive to as many buyers. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by the Manager to determine, to the extent reasonably possible, that the planned investment is sound. From time to time, these Funds may purchase defaulted debt securities if, in the opinion of the Manager, the issuer may resume interest payments in the near future.

CONCENTRATION IN COMMUNICATIONS INDUSTRY

         The Communications Fund concentrates its investments in the global communications industry. Consequently, the Fund's share value may be more volatile than that of mutual funds not sharing this concentration. The value of the Fund's shares may vary in response to factors affecting the global communications industry, which may be subject to greater changes in governmental policies and regulation than many other industries, and regulatory approval requirements may materially affect the products and services. Because the Fund must satisfy certain diversification requirements in order to maintain its qualification as a regulated investment company within the meaning of the Internal Revenue Code, the Fund may not always be able to take full advantage of opportunities to invest in certain communications companies.

INTEREST RATES

         The market value of debt securities that are interest rate sensitive is inversely related to changes in interest rates. That is, an interest rate decline produces an increase in a security's market value and an interest rate increase produces a decrease in value. The longer the remaining maturity of a security, the greater the effect of interest rate changes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of its creditworthiness also affect the market value of that issuer's debt securities.

         Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in a Fund's portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that a U.S. Fixed-Income and Money Market Fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, that Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a U.S. Fixed-Income and Money Market Funds purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium. Duration is one of the fundamental tools used by the Manager in managing interest rate risks including prepayment risks. Traditionally, a debt security's "term to maturity" characterizes a security's sensitivity to changes in interest rates "Term to maturity," however, measures only the time until a debt security provides its final payment, taking no account of prematurity payments. Most debt securities provide interest ("coupon") payments in addition to a final ("par") payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affect the security's response to interest rate changes. "Duration" is considered a more precise measure of interest rate risk than "term to maturity." Determining duration may involve the Manager's estimates of future economic parameters, which may vary from actual future values. Fixed-income securities with effective durations of three years are more responsive to interest rate fluctuations than those with effective durations of one year. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

EQUITY SWAPS

         The U.S. Equity, Foreign and Global Funds may invest in equity swaps. Equity swaps allow the parties to exchange the dividend income or other components of return on an equity investment (e.g., a group of equity securities or an index) for a component of return on another non-equity or equity investment. Equity swaps are derivatives, and their values can be very volatile. To the extent that the Manager does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (like the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults.

NON-DIVERSIFIED PORTFOLIO

         The California Intermediate Bond Fund is a "non-diversified" investment company under the Investment Company Act. This means that, with respect to 50% of its total assets, it may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. government). The balance of its assets may be invested in as few as two issuers. Thus, up to 25% of the Fund's total assets may be invested in the securities of any one issuer. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) the assets and revenues of which back the security, or, with respect to an industrial development bond, that is backed only by the assets and revenues of a non-governmental user, by such non-governmental user. In certain circumstances, the guarantor of a guaranteed security also may be considered to be an issuer in connection with such guarantee. By investing in a portfolio of municipal securities, a shareholder in the California Intermediate Bond Fund enjoys greater diversification than an investor holding a single municipal security. The investment return on a non-diversified portfolio, however, typically is dependent upon the performance of a smaller number of issuers relative to the number of issuers held in a diversified portfolio. If the financial condition or market assessment of certain issuers changes, this Fund's policy of acquiring large positions in the obligations of a relatively small number of issuers may affect the value of its portfolio to a greater extent than if its portfolio were fully diversified.

CALIFORNIA MUNICIPAL SECURITIES

         The information set forth below is a general summary intended to give a recent historical description. It is not a discussion of any specific factors that may affect any particular issuer of California Municipal Securities. The information is not intended to indicate continuing or future trends in the condition, financial or otherwise, of California. Such information is derived from official statements utilized in connection with securities offerings of the State of California that have come to the attention of the Trusts and were available prior to the date of this Statement of Additional Information. Such information has not been independently verified by the California Intermediate Bond and California Money Funds.

         Because the California  Intermediate  Bond and  California  Money Funds
expect to invest substantially all of their assets in California Municipal Securities, they will be susceptible to a number of complex factors affecting the issuers of California Municipal Securities, including national and local political, economic, social, environmental and regulatory policies and conditions. These Funds cannot predict whether or to what extent such factors or other factors may affect the issuers of California Municipal Securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by these Funds to pay interest on, or principal of, such securities. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no responsibility on the part of the State of California to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within California, and it is possible these Funds will invest in obligations of particular issuers as to which such specific factors are applicable.

         From mid-1990 to late 1993, California suffered the most severe recession in the State since the 1930s. Construction, manufacturing (especially aerospace), exports and financial services, among other industries, have been severely affected. Since the start of 1994, however, California's economy has been on a steady recovery. The rate of economic growth in California in 1997, in terms of job gains, exceeded that of the rest of the United States. The State added nearly 430,000 non-farm jobs during 1997. In 1996 California surpassed its pre-recession employment peak of 12.7 million jobs. The unemployment rate, while still higher than the national average, fell to 5.9% in early 1998, compared to over 10 percent during the recession. Many of the new jobs were created in such industries as computer services, software design, motion pictures and high technology manufacturing. Business services, export trade and other manufacturing also experienced growth. All major economic regions of the State grew. The rate of employment growth for the Los Angeles region indicates that its growth has almost caught up with that in the San Francisco bay region on a population share basis. The unsettled financial situation occurring in certain Asian economies may adversely affect the State's export-related industries and, therefore, the State's rate of economic growth.

         The recession severely affected State revenues while the State's health and welfare costs were increasing. Consequently, the State had a lengthy period of budget imbalance; the State's accumulated budget deficit approached $2.8 billion at its peak at June 30, 1993. A consequence of the large budget deficits has been that the State depleted its available cash resources and had to use a series of external borrowings to meet its cash needs. With the end of the recession, the State's financial condition has improved in the 1995-96, 1996-97 and 1997-98 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint. As of June 30, 1997, the State's budget reserve had a positive cash balance of $461 million. No deficit borrowing has occurred at the end of the last three fiscal years and the State's cash flow borrowing was limited to $3 billion in 1997-98.

         In each of these the 1995-96 and 1996-97 fiscal years, the State budget contained the following major features:

         1. Expenditures for K-14 schools grew significantly, as new revenues were directed to school spending under Proposition 98.

         2. The budgets restrained health and welfare spending levels and attempted to reduce General Fund spending by calling for greater support from the federal government. The State also attempted to shift to the federal government a larger share of the cost of incarceration and social services for illegal immigrants. Federal support never reached the levels anticipated when the budgets were enacted. These funding shortfalls were filled, however, by revenue collections which exceeded expectations.

         3. General Fund support for the University of California and California State Universities grew by an average of 5.2 percent and 3.3 percent per year, respectively, and there were no increases in student fees.

         4. General Fund support for the Department of Corrections grew as needed to meet increased prison population. No new prisons were approved for construction, however.

         5. There were no tax increases and, starting January 1, 1997, there was a 5 percent cut in corporate taxes. The suspension of the Renters Tax Credit was continued.

         As noted, the economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96 and $1.6 billion in 1996-97) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid. The accumulated budget deficit from the recession years was finally eliminated.

         On August 18, 1997, the Governor signed the 1997-98 Budget Act. The Budget Act anticipates General Fund revenues and transfers of $52.5 billion (a
6.8 percent increase over the final 1996-97 levels), and expenditures of $52.8 billion (an 8.0 percent increase from the 1996-97 levels). On a budgetary basis, the budget reserve (SFEU) is projected to decrease from $408 million at June 30, 1997, to $112 million at June 30, 1998. The Budget Act also includes Special Fund expenditures of $14.4 billion (as against estimated Special Fund revenues of $14.0 billion), and $2.1 billion of expenditures from various Bond Funds. Following enactment of the Budget Act, the State implemented its annual cash flow borrowing program, issuing $3 billion of notes which mature on June 30, 1998.

         The following are major features of the 1997-98 Budget Act:

         1. For the second year in a row, the Budget contains a large increase in funding for K-14 education, reflecting strong revenues which have exceeded initial budgeted amounts. Part of the nearly $1.75 billion in increased spending is allocated to prior fiscal years.

         2. The Budget Act reflects a $1.235 billion pension case judgment payment, and returns funding of the State's pension contribution to the quarterly basis existing prior to the deferral actions invalidated by the courts.

         3. Continuing the third year of a four-year "compact" which the State Administration has made with higher education units, funding from the General Fund for the University of California and California State University has increased by about 6 percent ($121 million and $107 million, respectively), and there was no increase in student fees.

         4. Because of the effect of the pension payment, most other State programs were continued at 1996-97 levels.

         5. Health and welfare costs are contained, continuing generally the grant levels from prior years, as part of the initial implementation of the new CalWORKs welfare reform program.

         6. Unlike prior years, this Budget Act does not depend on uncertain federal budget actions. About $300 million in federal funds, already included in the federal FY 1997 and 1998 budgets, are included in the Budget Act, to offset incarceration costs for illegal immigrants.

         7.       The  Budget  Act  contains  no  tax  increases,   and  no  tax
                  reductions. The Renters Tax Credit was suspended for another year, saving approximately $500 million.

         After enactment of the Budget Act, and prior to the end of the Legislative Session on September 13, 1997, the Legislature and the Governor reached certain agreements related to State expenditures and taxes. The Legislature passed a bill restoring $203 million of education-related expenditures which the Governor had vetoed in the original Budget Act, based on agreement with the Governor on an education testing program. The Legislature also passed a bill to restore $48 million of welfare cost savings which had been part of earlier legislation vetoed by the Governor. The Legislature also passed several bills encompassing a coordinated package of fiscal reforms, mostly to take effect after the 1997-98 Fiscal Year. Included in the legislation signed by the Governor are a variety of phased-in tax cuts, conformity with certain provisions of the federal tax reform law passed earlier in the year, and reform of funding for county trial courts, with the State to assume greater financial responsibility.

         The May 1998 Revision to the Governor's proposed budget increases the General Fund revenue forecast by nearly $1.8 billion in 1997-98 and $2.5 billion in 1998-99. The May Revision provides for a balanced budget and a budget reserve for economic uncertainties of $1.6 billion. In the May Revision the administration proposed, among other things, a two-step reduction in the State's vehicle license fee (VLF) which, when fully phased in, would reduce State revenues by more than $3 billion annually. Since VLF is a primary source of revenue for local governments, the May Revision proposed continuous appropriation from the General Fund to replace that loss in revenues.

         The VLF proposal met significant opposition in the Legislature and continuing disagreement over the nature and extent of the proposed tax cut delayed final adoption of the 1998-99 budget. Local government concern about the potential impact of the VLF proposal on local government revenues underscores the extent to which California county and other local government budgets are affected by State budget decisions beyond their control.

         In early August, 1998 the Governor and leaders of the State Legislature reached agreement on a $76 billion State budget that includes a $1.4 billion tax cut. The main feature of the tax cut is a 25% reduction in the VLF, with future reductions contingent upon higher than forecast State revenues. The budget accord included significant additional funding for public schools and community colleges intended, among other things, to increase the length of the California school year and extend the class size reduction initiatives already under way. The budget accord also included a 7.9% increase in welfare recipients' monthly checks, as well as a variety of smaller tax credits and cuts, including an increase in the income tax credit for dependents, a modest renters' credit and a number of tax credits and cuts aimed at specific industries important to the California economy. The budget must be approved by a two-thirds vote of the State Senate and Assembly. The Governor may exercise a line-item veto to ensure the final budget includes sufficient reserves.

         In October 1997 the Governor issued Executive Order W-163-97 stating that Year 2000 solutions would be a State priority and requiring each agency of the State, no later than December 31, 1998, to address Year 2000 problems in their essential systems and protect those systems from corruption by
non-compliant   systems,
in accordance with the Department of Information Technology's California 2000 Program. There can be no assurance that steps being taken by state or local government agencies with respect to the Year 2000 problem will be sufficient to avoid any adverse impact upon the budgets or operations of those agencies or upon the California Trust.

         Because of the deterioration in the State's budget and cash situation, the State's credit ratings have been reduced. Since late 1991, all three major nationally recognized statistical rating organizations have lowered their ratings for general obligation bonds of the State from the highest ranking of "AAA" to "A+" by S&P, "A1" by Moody's and "A+" by Fitch Investors Services, Inc. However, prior to the October 8, 1997, sale of $1 billion in general obligation bonds, Fitch raised California's general obligation bond rating from "A+" to "AA-", however S&P and Moody's did not follow suit, confirming those ratings at "A+" and "A1", respectively. It is not presently possible to determine whether, or the extent to which, Moody's, S&P or Fitch will change such ratings in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

         Constitutional and Statutory Limitations. Article XIII A of the California Constitution (which resulted from the voter approved Proposition 13 in 1978) limits the taxing powers of California public agencies. With certain exceptions, the maximum AD VALOREM tax on real property cannot exceed one percent of the "full cash value" of the property; Article XIII A also effectively prohibits the levying of any other AD VALOREM property tax for general purposes. One exception to Article XIII A permits an increase in AD VALOREM taxes on real property in excess of one percent for certain bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness. The "full cash value" of property may be adjusted annually to reflect increases (not to exceed two percent) or decreases, in the consumer price index or comparable local data, or to reflect reductions in property value caused by substantial damage, destruction or other factors, or when there is a "change in ownership" or "new construction".

         Constitutional   challenges  to  Article  XIII  A  to  date  have  been
unsuccessful. In 1992, the United States Supreme Court ruled that notwithstanding the disparate property tax burdens that Proposition 13 might place on otherwise comparable properties, those provisions of Proposition 13 do not violate the Equal Protection Clause of the United States Constitution.

         In response to the significant reduction in local property tax revenue caused by the passage of Proposition 13, the State enacted legislation to provide local governments with increased expenditures from the General Fund. This fiscal relief has ended, however.

         Article XIII B of the California Constitution generally limits the amount of appropriations of the State and of local governments to the amount of appropriations of the entity for such prior year, adjusted for changes in the cost of living, population and the services that the government entity has financial responsibility for providing. To the extent the "proceeds of taxes" of the State and/or local government exceed its appropriations limit, the excess revenues must be rebated. Certain expenditures, including debt service on certain bonds and appropriations for qualified capital outlay projects, are not included in the appropriations limit.

         In 1986, California voters approved an initiative statute known as Proposition 62. This initiative further restricts the ability of local governments to raise taxes and allocate approved tax receipts. While some decisions of the California Courts of Appeal have held that portions of Proposition 62 are unconstitutional, the California

Supreme Court recently upheld Proposition 62's requirement that special taxes be approved by a two-thirds vote of the voters voting in an election on the issue. This recent decision may invalidate other taxes that have been imposed by local governments in California and make it more difficult for local governments to raise taxes.

         In 1988 and 1990, California voters approved initiatives known as Proposition 98 and Proposition 111, respectively. These initiatives changed the State's appropriations limit under Article XIII B to (i) require that the State set aside a prudent reserve fund for public education, and (ii) guarantee a minimum level of State funding for public elementary and secondary schools and community colleges.

         In November 1996, California voters approved Proposition 218. The initiative applied the provisions of Proposition 62 to all entities, including charter cities. It requires that all taxes for general purposes obtain a simple majority popular vote and that taxes for special purposes obtain a two-thirds majority vote. Prior to the effectiveness of Proposition 218, charter cities could levy certain taxes such as transient occupancy taxes and utility user's taxes without a popular vote. Proposition 218 will also limit the authority of local governments to impose property-related assessments, fees and charges, requiring that such assessments be limited to the special benefit conferred and prohibiting their use for general governmental services. Proposition 218 also allows voters to use their initiative power to reduce or repeal previously-authorized taxes, assessments, fees and charges.

         The effect of constitutional and statutory changes and of budget developments on the ability of California issuers to pay interest and principal on their obligations remains unclear, and may depend on whether a particular bond is a general obligation or limited obligation bond (limited obligation bonds being generally less affected). There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County filed for bankruptcy.

         Certain tax-exempt securities in which a Fund may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

         In addition, it is impossible to predict the time, magnitude, or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four-county area. The possibility exists that another such earthquake could create a major dislocation of the California economy.

         The Tax-Free Funds' (other than the Federal Money Fund) concentration in California Municipal Securities provides a greater level of risk than a fund that is diversified across numerous states and municipal entities.

                             INVESTMENT RESTRICTIONS

         The following policies and investment restrictions have been adopted by each Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of a Fund's outstanding voting securities as defined in the Investment Company Act. Each Fund MAY NOT:

         1. In the case of each Fixed Income Fund, purchase any common stocks or other equity securities, except that a Fund may invest in securities of other investment companies as described above and consistent with restriction number 9 below.

         2. With respect to 75% (100% for the Federal Money Fund) of its total assets, invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of a Fund would be invested in such issuer. There are no limitations with respect to the remaining 25% of its total assets, except to the extent other investment restrictions may be applicable (not applicable to the Federal Money Fund). This investment restriction does not apply to the U.S. Asset Allocation and the California Intermediate Bond Fund.

         3. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, (b) through the lending of up to 30% of its portfolio securities as described above and in its Prospectus, or (c) to the extent the entry into a repurchase agreement or a reverse dollar roll transaction is deemed to be a loan.

         4.

                  (a) Borrow money, except for temporary or emergency purposes from a bank, or pursuant to reverse repurchase agreements or dollar roll transactions for that Fund that uses such investment techniques and then not in excess of one-third of the value of its total assets (including the proceeds of such borrowings, at the lower of cost or fair market value). Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings, and no additional investments may be made while any such borrowings are in excess of 10% of total assets. Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of Section 18(f) of the Investment Company Act shall not be regarded as borrowings for the purposes of this restriction.

                   (b) Mortgage, pledge or hypothecate any of its assets except in connection with permissible borrowings and permissible forward contracts, futures contracts, option contracts or other hedging transactions.

         5.       Except as  required in  connection  with  permissible  hedging activities, purchase securities on margin or underwrite securities(This does not preclude each Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

         6. Buy or sell real estate or commodities or commodity contracts; however, each Fund, to the extent not otherwise prohibited in the Prospectus or this Statement of Additional Information, may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and this Statement of Additional Information.

         7. Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act and discussed in the Prospectus or this Statement of Additional Information, or as such securities may be acquired as part of a merger, consolidation or acquisition of assets.

         8. Invest, in the aggregate, more than 15% (10% for the Money Market Funds) of its net assets in illiquid securities, including (under current SEC interpretations) restricted securities (excluding liquid Rule 144A-eligible restricted securities), securities which are not otherwise readily marketable, repurchase agreements that mature in more than seven days and over-the-counter options (and securities underlying such options) purchased by that Fund. (This is an operating policy which may be changed without shareholder approval, consistent with the Investment Company Act, changes in relevant SEC interpretations).

         9. Invest in any issuer for purposes of exercising control or management of the issuer(This is an operating policy which may be changed without shareholder approval, consistent with the Investment Company Act.)

         10. Except with respect to communications companies for the Communications Fund, as described in the Prospectus, invest more than 25% of the market value of its total assets in the securities of companies engaged in any one industry(This does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities or California Municipal Obligations or Municipal Obligations for the Tax-Free Funds.) For purposes of this restriction, each Fund generally relies on the U.S. Office of Management and Budget's Standard Industrial Classifications.

         11. Issue senior securities, as defined in the Investment Company Act, except that this restriction shall not be deemed to prohibit that Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into permissible repurchase and dollar roll transactions.

         12. Except as described in the Prospectus and this Statement of Additional Information, acquire or dispose of put, call, straddle or spread options subject to the following conditions (for other than the Total Return Bond, Short Bond and California Intermediate Bond Funds):

                  (a)      such options are written by other persons, and

                  (b) the aggregate premiums paid on all such options which are held at any time do not exceed 5% of that Fund's total assets.

                  (This is an operating policy which may be changed without shareholder approval.)

         13. Except as described in the Prospectus and this Statement of Additional Information, engage in short sales of securities(This is an operating policy which may be changed without shareholder approval, consistent with applicable regulations.)

         14. Purchase more than 10% of the outstanding voting securities of any one issuer. This investment restriction does not relate to the Fixed Income Funds. (This is an operating policy which may be changed without shareholder approval.)

         15. Invest in commodities, except for futures contracts or options on futures contracts if, as a result thereof, more than 5% of that Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts. The Money Market Funds may not enter into a futures contract or option on a futures contract regardless of the amount of the initial deposit or premium.

         To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the appropriate Board and notice to shareholders.

         If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

         The Board of Trustees of The Montgomery Funds has elected to value the assets of the Money Market Funds in accordance with Rule 2a-7 under the Investment Company Act. This Rule also imposes various restrictions on these Funds' portfolios which are, in some cases, more restrictive than these Funds' stated fundamental policies and investment restrictions. Due to amendments to Rule 2a-7 adopted by the SEC in 1991, any fund which holds itself out as a money market fund must also follow certain portfolio provisions of Rule 2a-7 regarding the maturity and quality of each portfolio investment, and the diversity of such investments. Thus, although the restrictions imposed by Rule 2a-7 are not fundamental policies of these Funds, these Funds must comply with these provisions unless their shareholders vote to change their policies of being money market funds.

                        DISTRIBUTIONS AND TAX INFORMATION

         DISTRIBUTIONS. The Funds receive income in the form of dividends and interest earned on their investments in securities. This income, less the expenses incurred in their operations, is the Funds' net investment income, substantially all of which will be declared as dividends to the Funds' shareholders.


         The amount of ordinary income dividend payments by the Funds is dependent upon the amount of net investment income received by the Funds from their portfolio holdings, is not guaranteed and is subject to the discretion of the Funds' Board. These Funds do not pay "interest" or guarantee any fixed rate of return on an investment in their shares.


         The Funds also may derive capital gains or losses in connection with sales or other dispositions of their portfolio securities. Any net gain a Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of dividends giving rise to ordinary income. If during any year a Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time that Fund's shares may have been held by the shareholders.

         The maximum long-term federal capital gains rate for individuals is 20% with respect to capital assets held for more than 12 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income.


         Any dividend or distribution per share paid by a Fund reduces that Fund's net asset value per share on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes (except for distributions from the Tax-Free Funds to the extent not subject to income taxes).

         Dividends and other distributions will be reinvested in additional shares of the applicable Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

         TAX INFORMATION. Each Fund has elected and intends to continue to qualify to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for each taxable year by complying with all applicable requirements regarding the source of its income, the diversification of its assets, and the timing of its distributions. Each Fund that has filed a tax return has so qualified and elected in prior tax years. Each Fund's policy is to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that Fund will not be subject to any federal income tax or excise taxes based on net income. However, the Boards of Trustees may elect to pay such excise taxes if it determines that payment is, under the circumstances, in the best interests of a Fund.


         In order to qualify as a regulated investment company, each Fund must, among other things, (a) derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stocks or other securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited, for purposes of this calculation, in the case of other securities of any one issuer to an amount not greater than 5% of that Fund's assets or 10% of the voting securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies). As such, and by complying with the applicable provisions of the Code, a Fund will not be subject to federal income tax on taxable income (including realized capital gains) that is distributed to shareholders in accordance with the timing requirements of the Code. If a Fund is unable to meet certain requirements of the Code, it may be subject to taxation as a corporation.


         Distributions of net investment income and net realized capital gains by a Fund will be taxable to shareholders whether made in cash or reinvested in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from the eight prior taxable years will be applied against capital gains. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

         The Funds or any securities dealer effecting a redemption of the Funds' shares by a shareholder will be required to file information reports with the IRS with respect to distributions and payments made to the shareholder. In addition, the Funds will be required to withhold federal income tax at the rate of 31% on taxable dividends, redemptions and other payments made to accounts of individual or other non-exempt shareholders who have not furnished their correct taxpayer identification numbers and made certain required certifications on the Account Application Form or with respect to which a Fund or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to withholding.

         The Funds intend to declare and pay dividends and other distributions, as stated in the Prospectus. In order to avoid the payment of any federal excise tax based on net income, each Fund must declare on or before December 31 of each year, and pay on or before January 31 of the following year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital losses) from the previous calendar year.

         A Fund may receive dividend distributions from U.S. corporations. To the extent that a Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of the Fund may be entitled to the "dividends received" deduction. Availability of the deduction is subject to certain holding period and debt-financing limitations.

         If more than 50% in value of the total assets of a Fund at the end of its fiscal year is invested in stock or other securities of foreign corporations, that Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by that Fund. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of any foreign income taxes paid by that Fund, and (ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by that Fund at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by that Fund) to be included in their income tax returns. If 50% or less in value of that Fund's total assets at the end of its fiscal year are invested in stock or other securities of foreign corporations, that Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign income taxes paid by that Fund. In this case, these taxes will be taken as a deduction by that Fund

         A Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. A Fund may invest up to 10% of its total assets in the stock of foreign investment companies. Such companies are likely to be treated as "passive foreign investment companies" ("PFICs") under the Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that these Funds derive from PFIC stock may be subject to a non-deductible federal income tax at the Fund level. In some cases, a Fund may be able to avoid this tax by electing to be taxed currently on its share of the PFIC's income, whether or not such income is actually distributed by the PFIC. A Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where the election to be taxed currently will be made. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, a Fund may incur the PFIC tax in some instances.

         THE TAX-FREE FUNDS. Provided that, as anticipated, each Tax-Free Fund qualifies as a regulated investment company under the Code, and, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of each of the California Intermediate Bond and California Money Funds consist of obligations (including California Municipal Securities) the interest on which is exempt from California personal income taxation under the laws of California, such Fund will be qualified to pay exempt-interest dividends to its shareholders that, to the extent attributable to interest received by the Fund on such obligations, are exempt from California personal income tax. If at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Federal Money Fund consists of obligations (including Municipal
Securities) the interest on which is exempt from federal personal income taxation under the Constitution or laws of the United States, the Federal Money Fund will be qualified to pay exempt-interest dividends to its shareholders that, to the extent attributable to interest received by the Fund on such obligations, are exempt from federal personal income tax. The total amount of exempt-interest dividends paid by these Funds to their shareholders with respect to any taxable year cannot exceed the amount of interest received by these Funds during such year on tax-exempt obligations less any expenses attributable to such interest. Income from other transactions engaged in by these Funds, such as income from options, repurchase agreements and market discount on tax-exempt securities purchased by these Funds, will be taxable distributions to its shareholders.

         The Code may also subject interest received on certain otherwise tax-exempt securities to an alternative minimum tax. In addition, certain corporations which are subject to the alternative minimum tax may have to include a portion of exempt-interest dividends in calculating their alternative minimum taxable income.

         Exempt-interest dividends paid to shareholders that are corporations subject to California franchise tax will be taxed as ordinary income to such shareholders. Moreover, no exempt-interest dividends paid by these Funds will qualify for the corporate dividends-received deduction for federal income tax purposes.

         Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of these Funds is not deductible for federal income tax purposes. Under regulations used by the IRS for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares of these Funds. California personal income tax law restricts the deductibility of interest on indebtedness incurred by a shareholder to purchase or carry shares of a fund paying dividends exempt from California personal income tax, as well as the allowance of losses realized upon a sale or redemption of shares, in substantially the same manner as federal tax law. Further, these Funds may not be appropriate investments for persons who are "substantial users" of facilities financed by industrial revenue bonds or are "related persons" to such users. Such persons should consult their own tax advisers before investing in these Funds.

         Up to 85% of social security or railroad retirement benefits may be included in federal (but not California) taxable income for benefit recipients whose adjusted gross income (including income from tax-exempt sources such as tax-exempt bonds and these Funds) plus 50% of their benefits exceeding certain base amounts. Income from these Funds, and other funds like them, is included in the calculation of whether a recipient's income exceeds these base amounts, but is not taxable directly.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. It can be expected that similar proposals may be introduced in the future. Proposals by members of state legislatures may also be introduced which could affect the state tax treatment of these Funds' distributions. If such proposals were enacted, the availability of Municipal Securities for investment by these Funds and the value of these Funds' portfolios would be affected. In such event, these Funds would reevaluate their investment objectives and policies.

         HEDGING. The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by a Fund. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

         For accounting purposes, when a Fund purchases an option, the premium paid by that Fund is recorded as an asset and is subsequently adjusted to the current market value of the option. Any gain or loss realized by a Fund upon the expiration or sale of such options held by that Fund generally will be capital gain or loss.

         Any security, option, or other position entered into or held by a Fund that substantially diminishes that Fund's risk of loss from any other position held by that Fund may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of a Fund's gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that a Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to a Fund that may mitigate the effects of the straddle rules.

         Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code ("Section 1256 Contracts") and that are held by a Fund at the end of its taxable year generally will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of
Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

         Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60/40 rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of a Fund's gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code, rather than as capital gain or loss.

         Redemptions and exchanges of shares of a Fund will result in gains or losses for tax purposes to the extent of the difference between the proceeds and the shareholder's adjusted tax basis for the shares. Any loss realized upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends with respect to such shares during such six-month period. Any loss realized upon the redemption or exchange of shares of a Tax-Free Fund within six months from their date of purchase will be disallowed to the extent of distributions of exempt-interest dividends with respect to such shares during such six-month period. All or a portion of a loss realized upon the redemption of shares of a Fund may be disallowed to the extent shares of that Fund are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

         Distributions and redemptions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax treatment. Foreign taxes may apply to non-U.S. investors.

         The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Funds. The law firm of Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Funds. Shareholders are advised to consult with their own tax advisers concerning the application of foreign, federal, state and local taxes to an investment in the Funds.

                              TRUSTEES AND OFFICERS

         The Trustees of the Trusts (the two Trusts have the same members on their Boards), are responsible for the overall management of the Funds, including establishing the Funds' policies, general supervision and review of their investment activities. The officers (the two Trusts, as well as an affiliated Trust, The Montgomery Funds III, have the same officers), who administer the Funds' daily operations, are appointed by the Boards of Trustees. The current Trustees and officers of the Trusts performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below:


GEORGE A. RIO, President and Treasurer (born 1955)


60 State Street, Suite 1300, Boston, Massachusetts 02109. Mr. Rio is Executive Vice President and Client Service Director of Funds Distributor, Inc. (since April 1998). From June 1995 to March 1998, he was Senior Vice President, Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, he was Director of business development for First Data Corporation. From September 1993 to May 1994, he was Senior Vice President and Manager of Client Services; and Director of Internal Audit at the Boston Company.


KAREN JACOPPO-WOOD, Vice President and Assistant Secretary (born 1966)


60 State Street, Suite 1300, Boston, Massachusetts 02109. Ms. Jacoppo-Wood is the Assistant Vice President of FDI and an officer of certain investment companies advised or administered by Morgan, Waterhouse, RCM and Harris or their respective affiliates. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager, SEC Registration, Scudder, Stevens & Clark, Inc. From 1988 to May 1994, Ms. Jacoppo-Wood was a Senior Paralegal at The Boston Company Advisers, Inc.
(TBCA)

MARGARET W. CHAMBERS, Secretary (born 1959)


60 State Street, Suite 1300, Boston, Massachusetts 02109. Ms. Chambers is Senior Vice President and General Counsel of Funds Distributor Inc. (since April 1998). From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray.


CHRISTOPHER J. KELLEY, Vice President and Assistant Secretary (born 1964)


60 State Street, Suite 300, Boston, Massachusetts 02109. Mr. Kelley is the Vice President and Associate General Counsel of FDI and Premier Mutual, and an officer of certain investment companies advised or administered by Morgan, Waterhouse and Harris or their respective affiliates. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. From 1992 to 1994, Mr. Kelley was employed by Putnam Investments in Legal and Compliance capacities. Prior to 1992, Mr. Kelley attended Boston College Law School, from which he graduated in May 1992.


MARY A. NELSON, Vice President and Assistant Treasurer (born 1964)


60 State Street, Suite 1300, Boston, Massachusetts 02109. Ms. Nelson is the Vice President and Manager of Treasury Services and Administration of FDI and Premier Mutual, and an officer of certain investment companies advised or administered by Morgan, Dreyfus, Waterhouse, RCM and Harris or their respective affiliates. From 1989 to 1994 Ms. Nelson was Assistant Vice President and Client Manager for The Boston Company, Inc.


GARY S. MACDONALD, Vice President and Assistant Treasurer (born 1964)


60 State Street, Suite 1300, Boston, Massachusetts 02109. Mr. MacDonald is the Vice President of FDI with which he has been associated since November 1996. He also is an officer of certain investment companies advised or administered by RCM. From September 1992 to November 1996 he was Vice President of Bay. Banks Investment Management/Bay Bank Financial Services; and from April 1989 to September 1992 he was an Analyst at Wellington Management Company.


MARIE E. CONNOLLY, Vice President and Assistant Treasurer (born 1957)


60 State Street, Suite 1300, Boston, Massachusetts 02109. Ms. Connolly is the President, Chief Executive Officer, Chief Compliance Officer and Director of FDI and Premier Mutual, and an officer of certain investment companies advised or administered by Morgan and Dreyfus or their respective affiliates. From December 1991 to July 1994, Ms. Connolly was President and Chief Compliance Officer of FDI. Prior to December 1991, Ms. Connolly served as Vice President and Controller, and later Senior Vice President of TBCA.

DOUGLAS C. CONROY, Vice President and Assistant Treasurer (born 1969)


60 State Street, Suite 130, Boston, Massachusetts 02109. Mr. Conroy is the Assistant Vice President and Manager of Treasury Services and Administration of FDI and an officer of certain investment companies advised or administered by Morgan and Dreyfus or their respective affiliates. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, Mr. Conroy was employed as a Fund Accountant at The Boston Company, Inc.


JOSEPH F. TOWER, III, Vice President and Assistant Treasurer (born 1962)


60 State  Street,  Suite 1300,  Boston,  Massachusetts  02109.  Mr. Tower is the
Executive Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of FDI; Senior Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of Premier Mutual, and an officer of certain investment companies advised or administered by Morgan, Dreyfus and Waterhouse or their respective affiliates. Prior to April 1997, Mr. Tower was Senior Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of FDI. From July 1988 to November 1993, Mr. Tower was Financial Manager of The Boston Company, Inc.


JOHN A. FARNSWORTH, Trustee (born 1941)


One California Street, Suite 1950, San Francisco, California 94111. Mr. Farnsworth is a partner of Pearson, Caldwell & Farnsworth, Inc., an executive search consulting firm. From May 1988 to September 1991, Mr. Farnsworth was the Managing Partner of the San Francisco office of Ward Howell International, Inc., an executive recruiting firm. From May 1987 until May 1988, Mr. Farnsworth was Managing Director of Jeffrey Casdin & Company, an investment management firm specializing in biotechnology companies. From May 1984 until May 1987, Mr. Farnsworth served as a Senior Vice President of Bank of America and head of the U.S. Private Banking Division.


ANDREW COX, Trustee (born 1944)


750 Vine Street, Denver, Colorado 80206. Since June 1988, Mr. Cox has been engaged as an independent investment consultant. From September 1976 until June 1988, Mr. Cox was a Vice President of the Founders Group of Mutual Funds, Denver, Colorado, and Portfolio Manager or Co-Portfolio Manager of several of the mutual funds in the Founders Group.


CECILIA H. HERBERT, Trustee (born 1949)


2636 Vallejo Street, San Francisco, California 94123. Ms. Herbert was Managing Director of Morgan Guaranty Trust Company. From 1983 to 1991 she was General Manager of the bank's San Francisco office, with responsibility for lending, corporate finance and investment banking. Ms. Herbert is a member of the Board of Schools of the Sacred Heart, and is a member of the Archdiocese of San Francisco Finance Council, where she chairs the Investment Committee.

R. STEPHEN DOYLE, Chairman of the Board of Trustees (born 1939).+


101 California Street, San Francisco, California 94111.R. Stephen Doyle, the founder of Montgomery Asset Management, began his career in the financial services industry in 1974. Before starting Montgomery Asset Management in 1990, Mr. Doyle was a General partner and member of the Management Committee at Montgomery Securities with specific responsibility for private placements and venture capital. Prior to joining Montgomery Securities, Mr. Doyle was at E. F. Hutton & Co. as a Vice President with responsibility for both retail and institutional accounts. Mr. Doyle was also with Connecticut General Insurance, where he served as a Consultant to New York Stock Exchange Member Firms in the area of financial planning.


         The officers of the Trusts, and the Trustees who are considered "interested persons" of the Trusts, receive no compensation directly from the Trusts for performing the duties of their offices. However, those officers and Trustees who are officers or partners of the Manager or the Distributor may receive remuneration indirectly because the Manager will receive a management fee from the Funds and Funds Distributor, Inc., will receive commissions for executing portfolio transactions for the Funds. The Trustees who are not affiliated with the Manager or the Distributor receive an annual retainer and fees and expenses for each regular Board meeting attended. The aggregate compensation paid by each Trust to each of the Trustees during the fiscal year ended June 30, 1998, and to be paid during the fiscal year ending June 30, 1999, and the aggregate compensation paid to each of the Trustees during the fiscal year ended June 30, 1998, and to be paid during the fiscal year ending June 30, 1999, by all of the registered investment companies to which the Manager provides investment advisory services, are set forth below.



                       ------------------------------------------------------------------------------------------------------------
                                           CALENDAR YEAR                                       CALENDAR YEAR
                                               ENDED                                              ENDING
                                           JUNE 30, 1998                                       JUNE 30, 1999
  ---------------------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL                                                 TOTAL
                                                  PENSION OR   COMPENSATION                            PENSION OR   COMPENSATION
                         AGGREGATE    AGGREGATE   RETIREMENT     FROM THE     AGGREGATE    AGGREGATE   RETIREMENT     FROM THE
                       COMPENSATION COMPENSATION   BENEFITS     TRUST AND   COMPENSATION COMPENSATION   BENEFITS      TRUST AND
                         FROM THE     FROM THE    ACCRUED AS   FUND COMPLEX   FROM THE     FROM THE    ACCRUED AS   FUND COMPLED
                        MONTGOMERY   MONTGOMERY  PART OF FUND (1 ADDITIONAL  MONTGOMERY   MONTGOMERY  PART OF FUND (1 ADDITIONAL
  NAME OF TRUSTEE          FUNDS      FUNDS II    EXPENSES*      TRUST)         FUNDS      FUNDS II    EXPENSES*       TRUST)
  -------------------- ------------------------------------------------------------------------------------------------------------
  R. STEPHEN DOYLE          None        None         --            None          None         None        --            None
  -------------------- ------------------------------------------------------------------------------------------------------------
  JOHN A. FARNSWORTH      $25,000      $5,000        --          $35,000       $35,000      $15,000       --          $55,000
  -------------------- ------------------------------------------------------------------------------------------------------------
  ANDREW COX              $25,000      $5,000        --          $35,000       $35,000      $15,000       --          $55,000
  -------------------- ------------------------------------------------------------------------------------------------------------
  CECILIA H. HERBERT      $25,000      $5,000        --          $35,000       $35,000      $15,000       --          $55,000
  -------------------- ------------------------------------------------------------------------------------------------------------

* The Trusts do not maintain pension or retirement plans.


         The Class R, Class P and Class L shares of the Funds are all sold without a sales load. Therefore, there is no existing arrangement to reduce or eliminate any sales loads for Trustees and other affiliated persons of the Trust.

------------------------

+ Trustee deemed an "interested person" of the Funds as defined in the Investment Company Act.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

         INVESTMENT MANAGEMENT SERVICES. As stated in each Prospectus, investment management services are provided to the Funds (except the U.S. Asset Allocation Fund) by Montgomery Asset Management LLC (the "Manager"), pursuant to an Investment Management Agreement between the Manager and The Montgomery Funds dated July 31, 1997; and to the U.S. Asset Allocation Fund by the Manager pursuant to an Investment Management Agreement between the Manager and The Montgomery Funds II dated July 31, 1997(together, the "Agreements").

         The Agreements are in effect with respect to each Fund for two years after the Fund's inclusion in its Trust's Agreement (on or around its beginning of public operations) and then continue for each Fund for periods not exceeding one year so long as such continuation is approved at least annually by (1) the Board of the appropriate Trust or the vote of a majority of the outstanding shares of that Fund, and (2) a majority of the Trustees who are not interested persons of any party to the relevant Agreement, in each case by a vote cast in person at a meeting called for the purpose of voting on such approval. The Agreements may be terminated at any time, without penalty, by a Fund or the Manager upon 60 days' written notice, and are automatically terminated in the event of its assignment as defined in the Investment Company Act.

         For services performed under the Agreements, each Fund pays the Manager a management fee (accrued daily but paid when requested by the Manager) based upon the average daily net assets of the Fund at the following annual rates:

FUND                                                    AVERAGE DAILY NET ASSETS   ANNUAL RATE
U.S. EQUITY FUNDS

Montgomery Growth Fund                                     First $500 million         1.00%
                                                           Next $500 million          0.90%
                                                           Over $1 billion            0.80%
Montgomery Small Cap Opportunities Fund                    First $200 million         1.20%
                                                           Next $300 million          1.10%
                                                           Over $500 million          1.00%
Montgomery Small Cap Fund                                  First $250 million         1.00%
                                                           Over $250 million          0.80%
Montgomery U.S. Emerging Growth Fund                       First $200 million         1.40%
                                                           Over $200 million          1.25%
Montgomery Equity Income Fund                              First $500 million         0.60%
                                                           Over $500 million          0.50%
FOREIGN AND GLOBAL EQUITY FUNDS

Montgomery International Growth Fund                       First $500 million         1.10%
                                                           Next $500 million          1.00%
                                                           Over  $1 billion           0.90%
Montgomery International Small Cap Fund                    First $250 million         1.25%
                                                           Over $250 million          1.00%
Montgomery Emerging Markets Fund                           First $250 million         1.25%
                                                           Over $250 million          1.00%

FUND                                                    AVERAGE DAILY NET ASSETS   ANNUAL RATE
Montgomery Emerging Asia Fund                              First $500 million         1.25%
                                                           Next $500 million          1.10%
                                                           Over $1 billion            1.00%
Montgomery Latin America Fund                              First $500 million         1.25%
                                                           Next $500 million          1.10%
                                                           Over $1 billion            1.00%
Montgomery Global Opportunities Fund                       First $500 million         1.25%
                                                           Next $500 million          1.10%
                                                           Over $1 billion            1.00%
Montgomery Global Communications Fund                      First $250 million         1.25%
                                                           Over $250 million          1.00%
MULTI-STRATEGY FUNDS

Montgomery Select 50 Fund                                  First $250 million         1.25%
                                                           Next $250 million          1.00%
                                                           Over $500 million          0.90%
Montgomery U.S. Asset Allocation Fund                      All Amounts                None*

U.S. FIXED-INCOME AND MONEY MARKET FUNDS

Montgomery Total Return Bond Fund                          First $500 million         0.50%
                                                           Over $500 million          0.40%
Montgomery Short Duration Government Bond Fund             First $500 million         0.50%
                                                           Over $500 million          0.40%
Montgomery Government Reserve Fund                         First $250 million         0.40%
                                                           Next $250 million          0.30%
                                                           Over $500 million          0.20%
Montgomery California Tax-Free Intermediate Bond Fund      First $500 million         0.50%
                                                           Over $500 million          0.40%
Montgomery California Tax-Free Money Fund                  First $500 million         0.40%
                                                           Over $500 million          0.30%
Montgomery Federal Tax-Free Money Fund                     First $500 million         0.40%
                                                           Over $500 million          0.30%

*        This  amount  represents  only the  management  fee of the  U.S.  Asset
         Allocation.


         As noted in the Prospectus, the Manager has agreed to reduce some or all of its management fee if necessary to keep total operating expenses, expressed on an annualized basis, at or below the following percentages of each Fund's average net assets (excluding Rule 12b-1 Plan fees): International Small Cap, Emerging Markets, Emerging Asia, Latin America, Opportunities and
Communications Funds, 1.90% each; Select 50 Fund, 1.80%; U.S. Emerging Growth Fund, 1.75%; International Growth Fund, 1.65%; Growth and Small Cap Opportunities Fund, 1.50%; Small Cap Fund, 1.40%; U.S. Asset Allocation Fund, the Short Bond, Total Return Bond, and California Intermediate Bond Funds, 0.70% each; the Equity Income Fund, 0.85%; and the Money Market Funds, 0.60%, each. The Manager also may voluntarily reduce additional amounts to increase the return to a Fund's investors. Any reductions made by the Manager in its fees are subject to reimbursement by that Fund within the following three years provided the Fund is able to effect such reimbursement and remain in compliance with the foregoing expense limitations. The Manager generally seeks reimbursement for the oldest reductions and waivers before payment by the Funds for fees and expenses for the current year.

         Operating expenses for purposes of the Agreements include the Manager's management fee but do not include any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation.

         The Agreements were approved with respect to each Fund by the Boards at duly called meetings. In considering the Agreements, the Trustees specifically considered and approved the provision which permits the Manager to seek reimbursement of any reduction made to its management fee within the three-year period. The Manager's ability to request reimbursement is subject to various conditions. First, any reimbursement is subject to a Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations in place at that time. Second, the Manager must specifically request the reimbursement from the relevant Board. Third, the relevant Board must approve such reimbursement as appropriate and not inconsistent with the best interests of the Fund and the shareholders at the time such reimbursement is requested. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable; but the full amount of the potential liability will appear footnote to each Fund's financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement, that the Manager intends to seek such reimbursement and that the Board of Trustees has or is likely to approve the payment of such reimbursement, the amount of the reimbursement will be accrued as an expense of that Fund for that current period.

         As compensation for its investment management services, each of the following Funds paid the Manager investment advisory fees in the amounts specified below. Additional investment advisory fees payable under the Agreements may have instead been waived by the Manager, but may be subject to reimbursement by the respective Funds as discussed previously.


FUND                                                               YEAR OR PERIOD ENDED JUNE 30,
                                                               1998             1997             1996
U.S. EQUITY FUNDS

Montgomery Growth Fund                                    $ 12,414,444     $  9,429,758     $  8,336,529
Montgomery Small Cap Opportunities Fund                   $  3,268,221     $  2,352,549     $    217,603
Montgomery Small Cap Fund                                 $  2,244,080     $  2,290,187     $  2,364,834
Montgomery U.S. Emerging Growth Fund                      $  4,997,558     $  4,042,815     $  3,732,720
Montgomery Equity Income Fund                             $    427,314     $    244,249     $    101,709

Montgomery International Growth Fund                      $    626,903     $    378,515     $     97,137
Montgomery International Small Cap Fund                   $    893,323     $    823,594     $    611,587
Montgomery Emerging Markets Fund                          $ 11,315,548     $ 10,621,310     $ 10,262,601
Montgomery Emerging Asia Fund                             $    643,231     $    257,092            N/A
Montgomery Latin America Fund                             $     92,848            N/A              N/A

                                                                   YEAR OR PERIOD ENDED JUNE 30,
FUND                                                            1998            1997             1996
Montgomery Global Opportunities Fund                      $    833,421     $    562,210     $    381,316
Montgomery Global Communications Fund                     $  2,423,093     $  2,298,528     $  3,186,649

Montgomery Select 50 Fund                                 $  3,130,440     $  1,366,989     $    359,453
Montgomery U.S. Asset Allocation Fund                     $          0+       1,211,759     $    998,198

Montgomery Total Return Bond Fund                         $    386,758            N/A              N/A
Montgomery Short Duration Government Bond Fund            $    296,242     $    231,870     $     93,531
Montgomery Government Reserve Fund                        $  2,147,103     $  2,175,561     $  1,703,723
Montgomery California Tax-Free Intermediate Bond Fund     $    235,081     $    103,992     $     48,596
Montgomery California Tax-Free Money Fund                 $    886,895     $    640,819     $    538,030
Montgomery Federal Tax-Free Money Fund                    $    783,661     $    319,348            N/A

+  Does not include investment advisory fees paid to the underlying Funds.


         The Manager also may act as an investment adviser or administrator to other persons, entities, and corporations, including other investment companies. Please refer to the table above, which indicates officers and trustees who are affiliated persons of the Trusts and who are also affiliated persons of the Manager.

         The use of the name "Montgomery" by the Trusts and by the Funds is pursuant to the consent of the Manager, which may be withdrawn if the Manager ceases to be the Manager of the Funds.

         Share Marketing Plan. The Trusts have adopted a Share Marketing Plan (or Rule 12b-1 Plan) (the "12b-1 Plan") with respect to the Funds pursuant to Rule 12b-1 under the Investment Company Act. The Distributor serves as the distribution coordinator under the 12b-1 Plan and, as such, receives any fees paid by the Funds pursuant to the 12b-1 Plan.

         Prior to August 24, 1995, the Funds offered only one class of shares. On that date, the Board of Trustees of the Trusts, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (the "Independent Trustees"), at their regular quarterly meeting, adopted the 12b-1 Plan for the newly designated Class P and Class L shares of each Fund. The initial shareholder of the Class P and Class L shares, if any, of each Fund approved the 12b-1 Plan covering each Class. The single class of shares existing before that date was redesignated the Class R shares. Class R shares are not covered by the 12b-1 Plan.

         Under the 12b-1 Plan, each Fund pays distribution fees to the Distributor at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to its Class P shares and at an annual rate of 0.75% of the Fund's aggregate average daily net assets attributable to its Class L shares, respectively, to reimburse the Distributor for its expenses in connection with the promotion and distribution of those Classes.

         The 12b-1 Plan provides that the Distributor may use the distribution fees received from the Class of the Fund covered by the 12b-1 Plan only to pay for the distribution expenses of that Class. The 12b-1 Plan reimburses the Distributor only for expenses incurred.

         For the fiscal year ended June 30, 1998, the 12b-1 Plan incurred the following expenses:


FUND                                              COMPENSATION TO BROKER-DEALERS

Montgomery Growth Fund                                      $   410.49
Montgomery Equity Income Fund                               $ 4,440.16
Montgomery Small Cap Fund                                   $31,409.23
Montgomery Small Cap Opportunities Fund                     $    17.85
Montgomery U.S. Asset Allocation Fund                       $   159.53
Montgomery International Growth Fund                        $    12.30
Montgomery International Small Cap Fund                     $   505.86
Montgomery Emerging Markets Fund                            $ 1,412.70
Montgomery Select 50 Fund                                   $    73.48
Montgomery Short Duration Government Bond Fund              $     0.38
Montgomery Government Reserve Fund                          $     0.33

         All 12b-1 Plan expenses were used to compensate broker-dealers who sold the Funds. None of the 12b-1 Plan expenses were used towards advertising, printing/mailing of prospectuses to other than current shareholders of the Funds, compensation to underwriters, compensation to sales personnel, interest, carrying or other financing charges.

         Distribution fees are accrued daily and paid monthly, and are charged as expenses of the Class P and Class L shares as accrued. To the extent that 12b-1 Plan fees are incurred in connection with distribution of the shares of more than one Fund, the fees paid by each such participating Fund may be used to finance the distribution of another Fund. In such instances, the distribution fees incurred will be allocated among the participating Funds according to relative net asset size of the participating Funds.

         Class P and Class L shares are not obligated under the 12b-1 Plan to pay any distribution expense in excess of the distribution fee. Thus, if the 12b-1 Plan were terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the Class to the Distributor. As of June 30, 1998, the total 12b-1 Plan expenses accrued but not paid for The Montgomery Funds and The Montgomery Funds II were $182.86, which amounted to 0.00% of the Funds' net assets at that time.


         The 12b-1 Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Trustees of the Trust, including a majority of the Independent Trustees, vote annually to continue the 12b-1 Plan. The Board determined that there are various anticipated benefits to the Funds from such continuation, including the likelihood that the Plan will stimulate sales of shares of the Trusts and assist in increasing the asset base of the Trusts in the face of competition from a variety of financial products and the potential advantage to the shareholders of the Trusts of prompt and significant growth of the asset base of the Trusts, including greater liquidity, more investment flexibility and achievement of greater economies of scale. The 12b-1 Plan (and any distribution agreement between the Fund, the Distributor or the Manager and a selling agent with respect to the Class P or Class L shares) may be terminated without penalty upon at least 60-days' notice by the Distributor or the Manager, or by the Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares (as defined in the Investment Company Act) of the Class to which the 12b-1 Plan applies. Neither any "interested person" of the Trusts (as that term is used under the 1940 Act) nor any trustee of the Trusts who is not any interested person of the Trusts has any direct or indirect financial interests in the operation of the 12b-1 Plan.

         All distribution fees paid by the Funds under the 12b-1 Plan will be paid in accordance with Rule 2830 of the NASD Rules of Conduct, as such Rule may change from time to time. Pursuant to the 12b-1 Plan, the Boards of Trustees will review at least quarterly a written report of the distribution expenses incurred by the Manager on behalf of the Class P and Class L shares of each Fund. In addition, as long as the 12b-1 Plan remains in effect, the selection and nomination of Trustees who are not interested persons (as defined in the Investment Company Act) of the Trust shall be made by the Trustees then in office who are not interested persons of the Trust.

         SHAREHOLDER SERVICES PLAN. The Trusts have adopted a Shareholder Services Plan (the "Services Plan") with respect to the Funds. The Manager (or its affiliate) serves as the service provider under the Services Plan and, as such, receives any fees paid by the Funds pursuant to the Services Plan. The Trusts have not yet implemented the Services Plan for any Fund and have not set a date for implementation. Affected shareholders will be notified at least 60 days before implementation of the Services Plan.

         On August 24, 1995, the Board of Trustees of the Trusts, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Services Plan or in any agreement related to the Services Plan (the "Independent Trustees"), at their regular quarterly meeting, adopted the Services Plan for the newly designated Class P and Class L shares of each Fund. The initial shareholder of the Class P and Class L shares, if any, of each Fund approved the Services Plan covering each Class. Class R shares are not covered by the Services Plan.

         Under the Services Plan, when implemented, Class P and Class L of each Fund will pay a continuing service fee to the Manager, the Distributor or other service providers, in an amount, computed and prorated on a daily basis, equal to 0.25% per annum of the average daily net assets of Class P and Class L shares of each Fund. Such amounts are compensation for providing certain services to clients owning shares of Class P or Class L of the Funds, including personal services such as processing purchase and redemption transactions, assisting in change of address requests and similar administrative details, and providing other information and assistance with respect to a Fund, including responding to shareholder inquiries.

         THE DISTRIBUTOR. Funds Distributor, Inc., the Distributor, may provide certain administrative services to the Funds on behalf of the Manager. The
Distributor will also perform investment banking, investment advisory and brokerage services for persons other than the Funds, including issuers of securities in which the Funds may invest. These activities from time to time may result in a conflict of interests of the Distributor with those of the Funds, and may restrict the ability of the Distributor to provide services to the Funds.

         THE CUSTODIAN. Morgan Stanley Trust Company serves as principal Custodian of the Funds' assets, which are maintained at the Custodian's principal office, One Pierrepont Plaza, Brooklyn, NY 11201, and at the offices of its branches and agencies throughout the world. The Custodian has entered into agreements with foreign sub-custodians in accordance with delegation instructions approved by the Board pursuant to Rule 17f-5 under the Investment Company Act. The Custodian, its branches and sub-custodians generally hold certificates for the securities in their custody, but may, in certain cases, have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities. Compensation for the services of the Custodian is based on a schedule of charges agreed on from time to time.


         THE INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, serves as the independent public accountant to the Funds. PricewaterhouseCoopers is responsible for auditing the financial statements of the Funds and has audited the financial statements of the Funds for the fiscal year ended June 30, 1998, included in the 1998 Annual Report, incorporated herein by reference. The financial statements referred to above are incorporated by reference herein in reliance on the report of
PricewaterhouseCoopers given on the authority of that firm as experts in accounting and auditing.


                       EXECUTION OF PORTFOLIO TRANSACTIONS

         In all purchases and sales of securities for the Funds, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Agreements, the Manager determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute the Funds' portfolio transactions, subject to the instructions of, and review by, the Funds and their Boards. Purchases and sales of securities within the U.S. other than on a securities exchange will generally be executed directly with a "market-maker" unless, in the opinion of the Manager or a Fund, a better price and execution can otherwise be obtained by using a broker for the transaction.

         The Foreign and Global Equity Funds contemplate purchasing most equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. A Fund purchasing ADRs and EDRs may purchase those listed on stock exchanges, or traded in the over-the-counter markets in the U.S. or Europe, as the case may be. ADRs, like other securities traded in the U.S., will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which a Fund may invest may be traded in the over-the-counter markets.

         Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Funds will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

         In placing portfolio transactions, the Manager will use its best efforts to choose a broker-dealer capable of providing the services necessary generally to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the firm's ability to execute trades in a specific market required by a Fund, such as in an emerging market, the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors.

         Provided the Trusts' officers are satisfied that the Funds are receiving the most favorable price and execution available, the Manager may also consider the sale of the Funds' shares as a factor in the selection of broker-dealers to execute their portfolio transactions. The placement of portfolio transactions with broker-dealers who sell shares of the Funds is subject to rules adopted by the National Association of Securities Dealers, Inc.

         While the Funds' general policy is to seek first to obtain the most favorable price and execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish brokerage, research and statistical services to the Funds or to the Manager, even if the specific services were not imputed just to the Funds and may be lawfully and appropriately used by the Manager in advising other clients. The Manager considers such information, which is in addition to, and not in lieu of, the services required to be performed by it under the Agreement, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker or evaluating the spread to be paid to a dealer, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by that Fund and the Manager to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to that Fund or assist the Manager in carrying out its responsibilities to that Fund. The standard of reasonableness is to be measured in light of the Manager's overall responsibilities to the Funds. The Boards review all brokerage allocations where services other than best price and execution capabilities are a factor to ensure that the other services provided meet the criteria outlined above and produce a benefit to the Funds.

         Investment decisions for a Funds are made independently from those of other client accounts of the Manager or its affiliates, and suitability is always a paramount consideration. Nevertheless, it is possible that at times the same securities will be acceptable for one or more Funds and for one or more of such client accounts. The Manager and its personnel may have interests in one or more of those client accounts, either through direct investment or because of management fees based on gains in the account. The Manager has adopted allocation procedures to ensure the fair allocation of securities and prices between the Funds and the Manager's various other accounts. These procedures emphasize the desirability of bunching trades and price averaging (see below) to achieve objective fairness among clients advised by the same portfolio manager or portfolio team. Where trades cannot be bunched, the procedures specify alternatives designed to ensure that buy and sell opportunities are allocated fairly and that, over time, all clients are treated equitably. The Manager's trade allocation procedures also seek to ensure reasonable efficiency in client transactions, and they provide portfolio managers with reasonable flexibility to use allocation methodologies that are appropriate to their investment discipline on client accounts.

         To the extent any of the Manager's client accounts and a Fund seek to acquire the same security at the same general time (especially if that security is thinly traded or is a small-cap stock), that Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, a Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day's transactions in such security generally will be allocated between that Fund and all such client accounts in a manner deemed equitable by the Manager, taking into account the respective sizes of the accounts, the amount being purchased or sold and other factors deemed relevant by the Manager. In many cases, a Funds' transactions are bunched with the transactions for other client accounts. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as that Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for that Fund.

         Other than for the U.S. Fixed Income and Money Market Funds, the Manager's sell discipline for investments in issuers is based on the premise of a long-term investment horizon; however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Manager in determining the appropriate investment horizon.

         For each Fund, sell decisions at the country level are dependent on the results of the Manager's asset allocation model. Some countries impose restrictions on repatriation of capital and/or dividends which would lengthen the Manager's assumed time horizon in those countries. In addition, the rapid pace of privatization and initial public offerings creates a flood of new opportunities which must continually be assessed against current holdings.

         At the company level, sell decisions are influenced by a number of factors including current stock valuation relative to the estimated fair value range, or a high P/E relative to expected growth. Negative changes in the relevant industry sector, or a reduction in international competitiveness and a declining financial flexibility may also signal a sell.


         For the year ended June 30, 1998, the Funds total securities transactions generated commissions of $21,467,826. For the year ended June 30, 1997, the Funds total securities transactions generated commissions of $12,725,341, of which $27,015 was paid to Montgomery Securities. For the year ended June 30, 1996, the Funds' total securities transactions generated commissions of $14,874,777, of which $164,056 was paid to Montgomery Securities. Throughout the fiscal years ended June 30, 1996, and June 30, 1997, Montgomery Securities was affiliated with the Funds through its ownership of Montgomery Asset Management L.P., the former Manager of the Funds. For the three fiscal years ended June 30, 1998, The Funds' securities transactions generated commissions of:

FUND                                                                           COMMISSIONS FOR FISCAL YEAR ENDED:

                                                                  JUNE 30, 1996       JUNE 30, 1997        JUNE 30, 1998
Montgomery Growth Fund                                             $2,390,473          $2,419,136           $2,798,653
Montgomery Small Cap Opportunities Fund                            $  430,377          $1,637,452           $1,027,948
Montgomery Small Cap Fund                                          $  658,254          $  788,684           $1,416,883
Montgomery U.S. Emerging Growth Fund                               $  912,650          $1,358,276           $1,209,313
Montgomery Equity Income Fund                                      $   35,626          $   72,299           $   81,709
Montgomery International Growth Fund                               $  165,167          $  243,582           $  332,532
Montgomery International Small Cap Fund                            $  503,070          $  337,216           $  413,896
Montgomery Emerging Markets Fund                                   $9,910,296          $8,753,182           $9,442,852
Montgomery Emerging Asia Fund                                           N/A            $  539,472           $  675,563
Montgomery Latin America Fund                                           N/A                 N/A             $  125,435
Montgomery Global Opportunities Fund                               $  270,415          $  297,275           $  532,520
Montgomery Global Communications Fund                              $1,922,505          $1,334,931           $1,370,035
Montgomery Select 50 Fund                                          $  422,527          $1,181,215           $2,040,486
Montgomery U.S. Asset Allocation Fund                              $  307,877          $  289,657           $        0+
Montgomery Short Duration Government Bond Fund                     $      650               N/A                  N/A

+  Does not include commissions paid to the Underlying Funds.

         The Funds do not direct brokerage or effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through such brokers solely for selling shares of the Funds. However, brokers who execute brokerage transactions as described above may from time to time effect purchases of shares of the Funds for their customers.


         Depending on the Manager's view of market conditions, a Fund may or may not purchase securities with the expectation of holding them to maturity, although its general policy is to hold securities to maturity. A Funds may, however, sell securities prior to maturity to meet redemptions or as a result of a revised management evaluation of the issuer.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Each Trust reserves the right in its sole discretion to (i) suspend the continued offering of its Funds' shares, and (ii) reject purchase orders in whole or in part when in the judgment of the Manager or the Distributor such suspension or rejection is in the best interest of a Fund.

         When in the judgment of the Manager it is in the best interests of a Fund, an investor may purchase shares of that Fund by tendering payment in kind in the form of securities, provided that any such tendered securities are readily marketable (E.G., the Funds will not acquire restricted securities), their acquisition is consistent with that Fund's investment objective and policies, and the tendered securities are otherwise acceptable to that Fund's Manager. Such securities are acquired by that Fund only for the purpose of investment and not for resale. For the purposes of sales of shares of that Fund for such securities, the tendered securities shall be valued at the identical time and in the identical manner that the portfolio securities of that Fund are valued for the purpose of calculating the net asset value of that Fund's shares. A shareholder who purchases shares of a Fund by tendering payment for the shares in the form of other securities may be required to recognize gain or loss for income tax purposes on the difference, if any, between the adjusted basis of the securities tendered to the Fund and the purchase price of the Fund's shares acquired by the shareholder.

         Payments to shareholders for shares of a Fund redeemed directly from that Fund will be made as promptly as possible but no later than three days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (i) trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC (upon application by a Fund pursuant to Section 22(e) of the Investment Company Act) making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (iii) for such other period as the SEC may permit for the protection of the Fund's shareholders.

         The Funds intend to pay cash (U.S. dollars) for all shares redeemed, but, under abnormal conditions that make payment in cash unwise, the Funds may make payment partly in their portfolio securities with a current amortized cost or market value, as appropriate, equal to the redemption price. Although the Funds do not anticipate that they will make any part of a redemption payment in securities, if such payment were made, an investor may incur brokerage costs in converting such securities to cash. The Trusts have elected to be governed by the provisions of Rule 18f-1 under the Investment Company Act, which require that the Funds pay in cash all requests for redemption by any shareholder of record limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Trust's net assets at the beginning of such period.

         The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of a Fund's portfolio securities at the time of redemption or repurchase.

         RETIREMENT PLANS. Shares of the Taxable Funds are available for purchase by any retirement plan, including Keogh plans, 401(k) plans, 403(b) plans and individual retirement accounts ("IRAs").

         For individuals who wish to purchase shares of the Taxable Funds through an IRA, there is available through these Funds a prototype individual retirement account and custody agreement. The custody agreement provides that DST Systems, Inc. will act as custodian under the plan, and will furnish custodial services for an annual maintenance fee per participating account of $10 (These fees are in addition to the normal custodian charges paid by these Funds and will be deducted automatically from each Participant's account.) For further details, including the right to appoint a successor custodian, see the plan and custody agreements and the IRA Disclosure Statement as provided by these Funds. An IRA that invests in shares of these Funds may also be used by employers who have adopted a Simplified Employee Pension Plan. Individuals or employers who wish to invest in shares of a Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.

         The IRA Disclosure Statement available from the Taxable Funds contains more information on the amount investors may contribute and the deductibility of IRA contributions. In summary, an individual may make deductible contributions to the IRA of up to 100% of earned compensation, not to exceed $2,000 annually (or $2,250 to two IRAs if there is a non-working spouse). For tax years beginning after 1996, however, the $2,250 limitation is expended to $4,000. An IRA may be established whether or not the amount of the contribution is deductible. Generally, a full deduction for federal income tax purposes will only be allowed to taxpayers who meet one of the following two additional tests:

         (A) the individual and the individual's spouse are each not an active participant in an employer's qualified retirement plan, or

         (B) the individual's adjusted gross income (with some modifications) before the IRA deduction is (i) $40,000 or less for married couples filing jointly, or (ii) $25,000 or less for single individuals. The maximum deduction is reduced for a married couple filing jointly with a combined adjusted gross income (before the IRA deduction) between $40,000 and $50,000, and for a single individual with an adjusted gross income (before the IRA deduction) between $25,000 and $35,000.

         It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant with respect to the requirements of such plans and the tax aspects thereof.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value per share of a Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets, which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of that Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.


         As noted in the Prospectus, the net asset value of shares of the Funds generally will be determined at least once daily as of 4:00 P.M. (12:00 noon for the Money Market Funds), eastern time, (or earlier when trading closes earlier) on each day the NYSE is open for trading (except national bank holidays for the Fixed Income Funds). It is expected that the NYSE will be closed on Saturdays and Sundays and for New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The national bank holidays, in addition to New Year's Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas, include: Good Friday, Columbus Day, and Veteran's Day. The Funds may, but do not expect to, determine the net asset values of their shares on any day when the NYSE is not open for trading if there is sufficient trading in their portfolio securities on such days to affect materially per-share net asset value.


         Generally, trading in and valuation of foreign securities is substantially completed each day at various times prior to the close of the NYSE. In addition, trading in and valuation of foreign securities may not take place on every day in which the NYSE is open for trading. Furthermore, trading takes place in various foreign markets on days in which the NYSE is not open for trading and on which the Funds' net asset values are not calculated. Occasionally, events affecting the values of such securities in U.S. dollars on a day on which a Fund calculates its net asset value may occur between the times when such securities are valued and the close of the NYSE that will not be reflected in the computation of that Fund's net asset value unless the Board or its delegates deem that such events would materially affect the net asset value, in which case an adjustment would be made.

         Generally, the Funds' investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Manager and the Trust's Pricing Committee pursuant to procedures approved by or under the direction of the Boards.

         The Funds' securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Manager to be the primary market. Securities traded in the over-the-counter market are valued at the mean between the last available bid and asked price prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Boards.

         Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

         Corporate debt securities, mortgage-related securities and asset-backed securities held by the Funds are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service, approved by the appropriate Board, or at fair value as determined in good faith by procedures approved by the Boards. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield-to-maturity information.

         An option that is written by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Boards.

         If any securities held by a Fund are restricted as to resale or do not have readily available market quotations, the Manager and the Trusts' Pricing Committees determine their fair value, following procedures approved by the Boards. The Trustees periodically review such valuations and valuation procedures. The fair value of such securities is generally determined as the amount which a Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by a Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

         Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Boards in good faith will establish a conversion rate for such currency.

         All other assets of the Funds are valued in such manner as the Boards in good faith deem appropriate to reflect their fair value.

         The Money Market Funds value their portfolio instruments at amortized cost, which means that securities are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made at least weekly to compare the value of these Funds' investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. The amortized cost method of valuation seeks to maintain a stable $1.00 per-share net asset value even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of shareholders' interest. If a deviation of 0.50% or more were to occur between the net asset value per share calculated by reference to market values and these Fund's $1.00 per-share net asset value, or if there were any other deviation which the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board would promptly consider what action, if any, should be initiated. If these Funds' per-share net asset values (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board might temporarily reduce or suspend dividend payments or take other action in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if these Funds' per-share net asset values (computed using market values) were to increase, or were anticipated to increase, above $1.00 (computed using amortized cost), the Board might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

                              PRINCIPAL UNDERWRITER


         The Distributor, Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109, also acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is currently registered as a broker-dealer with the SEC and in all 50 states, is a member of most of the principal securities exchanges in the U.S., and is a member of the National Association of Securities Dealers, Inc. The Underwriting Agreement between each Fund and the Distributor is in effect for each Fund for the same periods as the Agreements, and shall continue in effect thereafter for periods not exceeding one year if approved at least annually by (i) the appropriate Board or the vote of a majority of the outstanding securities of that Fund (as defined in the Investment Company Act), and (ii) a majority of the Trustees who are not interested persons of any such party, in each case by a vote cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement with respect to each Fund may be terminated without penalty by the parties thereto upon 60 days' written notice and is automatically terminated in the event of its assignment as defined in the Investment Company Act. There are no underwriting commissions paid with respect to sales of the Funds' shares. The Principal Underwriter has not been paid any underwriting commissions for underwriting securities of the Funds during each of the Funds' last three fiscal years.


                             PERFORMANCE INFORMATION

         As noted in the Prospectus, the Funds may, from time to time, quote various performance figures in advertisements and other communications to illustrate their past performance. Performance figures will be calculated separately for the Class R, Class P and Class L shares.

         THE MONEY MARKET FUNDS. Current yield reflects the interest income per share earned by these Funds' investments. Current yield is computed by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then annualizing the result by multiplying the base period return by (365/7).

         Effective yield is computed in the same manner except that the annualization of the return for the seven-day period reflects the results of compounding by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. This figure is obtained using the Securities and Exchange Commission formula:

                                                         365/7
              Effective Yield = [(Base Period Return + 1)     ] - 1

         The Short Bond Fund and California Intermediate Bond Fund. These Funds' 30-day yield figure described in the Prospectus is calculated according to a formula prescribed by the SEC, expressed as follows:


                                      YIELD = 2[(1+[a-b]/cd)6 - 1]


         Where:       a       =       dividends  and interest  earned during the
                                      period.

                      b       =       expenses  accrued  for the period  (net of
                                      reimbursement).

                      c       =       the   average   daily   number  of  shares
                                      outstanding during the period that were entitled to receive dividends.

                      d       =       the  maximum  offering  price per share on
                                      the last day of the period.

         For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by these Funds at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

         Investors should recognize that, in periods of declining interest rates, these Funds' yields will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, will tend to be somewhat lower. In addition, when interest rates are falling, monies received by these Funds from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of their portfolio of securities, thereby reducing the current yield of these Funds. In periods of rising interest rates, the opposite result can be expected to occur.

         The Tax-Free Funds. A tax equivalent yield demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a fund that invests in tax-exempt obligations. The tax equivalent yield for one of the Tax-Free Funds is computed by dividing that portion of the current yield (or effective yield) of the Tax-Free Fund (computed for the Fund as indicated above) that is tax exempt by one minus a stated income tax rate and adding the quotient to that portion (if any) of the yield of the Fund that is not tax exempt. In calculating tax equivalent yields for the California Intermediate Bond and California Money Funds, these Funds assume an effective tax rate (combining federal and California tax rates) of 45.22%, based on a California tax rate of 9.3% combined with a 39.6% federal tax rate. The Federal Money Fund assumes a federal tax rate of 39.6% The effective rate used in determining such yield does not reflect the tax costs resulting from the loss of the benefit of personal exemptions and itemized deductions that may result from the receipt of additional taxable income by taxpayers with adjusted gross incomes exceeding certain levels. The tax equivalent yield may be higher than the rate stated for taxpayers subject to the loss of these benefits.

         YIELDS. The yields for the indicated periods ended June 30, 1998, were as follows:


                                                         TAX-EQUIV.   TAX-EQUIV.
                                    YIELD    EFFECTIVE     CURRENT    EFFECTIVE    CURRENT    TAX-EQUIV.



                                      B-61



  FUND                             (7-DAY)     YIELD       YIELD*       YIELD*      YIELD       YIELD*
                                              (7-DAY)      (7-DAY)     (7-DAY)     (30-DAY)    (30-DAY)
  MONTGOMERY TOTAL RETURN BOND
  FUND                               N/A        N/A          N/A         N/A        5.76%        N/A
  MONTGOMERY SHORT DURATION
  GOVERNMENT BOND FUND               N/A        N/A          N/A         N/A        5.80%        N/A
  MONTGOMERY GOVERNMENT RESERVE
  FUND                              5.21%      5.35%         N/A         N/A         N/A         N/A
  MONTGOMERY FEDERAL TAX-FREE
  MONEY FUND                        3.28%      3.33%        5.43%       5.52%        N/A         N/A
  MONTGOMERY CALIFORNIA TAX-FREE
  INTERMEDIATE BOND FUND             N/A        N/A          N/A         N/A        3.70%       6.13%
  MONTGOMERY CALIFORNIA TAX-FREE
  MONEY FUND                        2.97%      3.01%        5.42%       5.50%        N/A         N/A

* Calculated using a combined federal and California income tax rate of 45.22% for the California Funds and a federal rate of 39.6% for the Federal Money Fund.


         AVERAGE ANNUAL TOTAL RETURN. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return for a Fund will be accompanied by information on that Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from that Fund's inception of operations. The Funds may also advertise aggregate and average total return information over different periods of time. A Fund's "average annual total return" figures are computed according to a formula prescribed by the SEC expressed as follows:

                                      P(1 + T)n = ERV

         Where:      P        =       a hypothetical initial payment of $1,000.
                     T        =       average annual total return.
                     n        =       number of years.
                     ERV      =       Ending  Redeemable Value of a hypothetical
                                      $1,000 investment made at the beginning of
                                      a 1-, 5- or  10-year  period at the end of
                                      each  respective   period  (or  fractional
                                      portion thereof), assuming reinvestment of
                                      all   dividends  and   distributions   and
                                      complete redemption of the hypothetical investment at the end of the measuring period.

         AGGREGATE TOTAL RETURN. A Fund's "aggregate total return" figures represent the cumulative change in the value of an investment in that Fund for the specified period and are computed by the following formula:

                                      ERV - P
                                      -------
                                         P

         Where:      P        =       a hypothetical initial payment of $1,000.
                     ERV      =       Ending  Redeemable Value of a hypothetical
                                      $1,000 investment made at the beginning of
                                      a l-, 5- or 10-year period at the end of a
                                      l-, 5- or 10-year  period  (or  fractional
                                      portion thereof), assuming reinvestment of
                                      all   dividends  and   distributions   and
                                      complete redemption of the hypothetical investment at the end of the measuring period.

         Each Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of that Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in that Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing that Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

         The average annual total return for each Fund for the periods indicated was as follows:


                                                               YEAR            5-YEARS          INCEPTION*
               FUND                                           ENDED             ENDED            THROUGH
                                                          JUNE 30, 1998     JUNE 30, 1998     JUNE 30, 1998

Montgomery Growth Fund                                        17.31%             N/A              24.74%
Montgomery Small Cap Opportunities Fund                       11.86%             N/A              21.68%
Montgomery Small Cap Fund                                     23.23%           16.73%             20.82%
Montgomery U.S. Emerging Growth Fund                          21.76%             N/A              23.57%
Montgomery Equity Income Fund                                 15.83%             N/A              21.54%
Montgomery International Growth Fund                          23.27%             N/A              23.35%
Montgomery International Small Cap Fund                        4.46%             N/A               8.86%
Montgomery Emerging Markets Fund                             (39.20%)           0.01%              1.63%
Montgomery Emerging Asia Fund                                (63.45%)            N/A             (27.01%)
Montgomery Latin America Fund                                (25.42%)            N/A             (25.42%)
Montgomery Global Opportunities Fund                          27.12%             N/A              18.34%
Montgomery Global Communications Fund                         45.45%           19.32%             19.85%
Montgomery Select 50 Fund                                     15.44%             N/A              28.94%
Montgomery U.S. Asset Allocation Fund                         14.67%             N/A              21.15%
Montgomery Total Return Bond Fund                             10.92%             N/A              10.92%
Montgomery Short Duration Government Bond Fund                 7.56%            6.15%               6.6%
Montgomery California Tax-Free Intermediate Bond Fund          6.85%             N/A               5.51%

----------------


* Total return for periods of less than one year are aggregate, not annualized, return figures. The dates of inception for the Funds were:

         Growth Fund, September 30, 1993; Small Cap Opportunities Fund, December 29, 1995; Small Cap Fund, July 13, 1990; U.S. Emerging Growth Fund, December 30, 1994; Equity Income Fund, September 30, 1994; International Growth Fund, June 30, 1995; International Small Cap Fund, September 30, 1993; Emerging Markets Fund, March 1, 1992; Emerging Asia Fund, September 30, 1996; Latin America Fund, June 30, 1997; Global Opportunities Fund, September 30, 1993; Global Communications Fund, June 1, 1993; Select 50 Fund, October 27, 1995; U.S. Asset Allocation Fund, March 31, 1994; Total Return Bond Fund, June 30, 1997; Short Duration Government Bond Fund, December 18, 1992; Government Reserve Fund, September 14, 1992; California Intermediate Bond Fund, July 1,
         1993; California Tax-Free Money Fund, September 30, 1994; and Federal Tax-Free Money Fund, June 30, 1996.

PRESENTATION OF OTHER PERFORMANCE INFORMATION REGARDING THE GLOBAL OPPORTUNITIES FUND


         John Boich and Oscar Castro jointly managed a limited partnership called the Common Goal World Fund Limited Partnership (the "Partnership") before joining the Manager. John Boich has served as the Partnership's General Partner since its inception on January 7, 1990 until April 1993, when Mr. Castro and Mr. Boich joined the Manager as Managing Directors and Portfolio Managers. On September 30, 1993, the Montgomery Global Opportunities Fund, which has a similar investment strategy as the partnership, was launched On October 1, 1993, the Partnership was dissolved and the assets were transferred in-kind into the Opportunities Fund. Consistent with applicable law, the Managers may advertise the performance of the Partnership as part of materials concerning the Opportunity Fund.

         The annual total return for the Partnership for the periods indicated was as follows:

         ------------------------------------ ---------------------------------
         PERIOD                                PARTNERSHIP ANNUAL TOTAL RETURN
                                                         (NET OF FEES)
         ------------------------------------ ---------------------------------
         Year ended Dec. 31, 1990*                           2.04%
         ------------------------------------ ---------------------------------
         Year ended Dec. 31, 1991                           25.32%
         ------------------------------------ ---------------------------------
         Year ended Dec. 31, 1992                            4.53%
         ------------------------------------ ---------------------------------
         9-month Period ended Sept. 30, 1993                17.29%
         ------------------------------------ ---------------------------------
         *        The Partnership commenced operations on January 7, 1990.

PRESENTATION OF OTHER PERFORMANCE INFORMATION REGARDING THE EMERGING ASIA FUND

         From time to time, the Manager may advertise the performance of a related mutual fund sold only in Canada and advised by the Manager that has a substantially similar investment objective as the Emerging Asia Fund. The related mutual fund, called the "Navigator Asia Pacific Fund" commenced operations on May 19, 1995. The Manager managed that Fund until July 31, 1997. The performance information of the Navigator Asia Pacific Fund (net of fees) was as follows:

         --------------------------------- ------------------------
         PERIOD                             AGGREGATE TOTAL RETURN
                                                 (NET OF FEES)
         --------------------------------- ------------------------
         Year to date ended July 31, 1997           42.09%
         --------------------------------- ------------------------
         Since inception                            78.70%
         --------------------------------- ------------------------

         COMPARISONS. To help investors better evaluate how an investment in the Funds might satisfy their investment objectives, advertisements and other materials regarding the Funds may discuss various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Publications, indices and averages, including but not limited to, the following may be used in discussion of a Fund's performance or the investment opportunities it may offer:

         a) Standard & Poor's 500 Composite Stock Index, one or more of the Morgan Stanley Capital International Indices, and one or more of the International Finance Corporation Indices.

         b) Bank Rate Monitor--A weekly publication which reports various bank investments, such as certificate of deposit rates, average savings account rates and average loan rates.

         c) Lipper Mutual Fund Performance Analysis and Lipper Fixed Income Fund Performance Analysis--A ranking service that measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of any applicable sales charges.

         d) Donoghue's Money Fund Report--Industry averages for 7-day annualized and compounded yields of taxable, tax-free, and government money funds.

         e) Salomon Brothers Bond Market Roundup--A weekly publication which reviews yield spread changes in the major sectors of the money, government agency, futures, options, mortgage, corporate, Yankee, Eurodollar, municipal, and preferred stock markets. This publication also summarizes changes in banking statistics and reserve aggregates.

         f) Lehman Brothers indices--Lehman Brothers fixed-income indices may be used for appropriate comparisons.

         g) other indices--including Consumer Price Index, Ibbotson, Micropal, CNBC/Financial News Composite Index, MSCI EAFE Index (Morgan Stanley Capital International, Europe, Australasia, Far East Index--a capitalization-weighted index that includes all developed world markets except for those in North America), Datastream, Worldscope, NASDAQ, Russell 2000 and IFC Emerging Markets Database.

         In addition, one or more portfolio managers or other employees of the Manager may be interviewed by print media, such as by the Wall Street Journal or Business Week, or electronic news media, and such interviews may be reprinted or excerpted for the purpose of advertising regarding the Funds.

         In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formulae used by the Funds to calculate their figures.

         The Funds may also publish their relative rankings as determined by independent mutual fund ranking services like Lipper Analytical Services, Inc. and Morningstar, Inc.

         Investors should note that the investment results of the Funds will fluctuate over time, and any presentation of a Fund's total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.

         REASONS TO INVEST IN THE FUNDS. From time to time, the Funds may publish or distribute information and reasons supporting the Manager's belief that a particular Fund may be appropriate for investors at a particular time. The information will generally be based on internally generated estimates resulting from the Manager's research activities and projections from independent sources. These sources may include, but are not limited to, Bloomberg, Morningstar, Barings, WEFA, consensus estimates, Datastream, Micropal, I/B/E/S Consensus Forecast, Worldscope and Reuters as well as both local and international brokerage firms. For example, the Funds may suggest that certain countries or areas may be particularly appealing to investors because of interest rate movements, increasing exports and/or economic growth. The Funds may, by way of further example, present a region as possessing the fastest growing economies and may also present projected gross domestic product (GDP) for selected economies. In using this information, the Montgomery Emerging Asia Fund also may claim that certain Asian countries are regarded as having high rates of growth for their economies (GDP), international trade and corporate earnings; thus producing what the Manager believes to be a favorable investment climate.

         RESEARCH. The Manager has developed its own tradition of intensive research and has made intensive research one of the important characteristics of the Montgomery Funds style

         The portfolio managers for Montgomery's Foreign and Global Equity Funds work extensively on developing an in-depth understanding of particular foreign markets and particular companies. And they very often discover that they are the first analysts from the United States to meet with representatives of foreign companies, especially those in emerging markets nations.

         Extensive research into companies that are not well known--discovering new opportunities for investment--is a theme that crosses a number of the Funds and is reflected in the number of Funds oriented towards smaller capitalization businesses

         In-depth research, however, goes beyond gaining an understanding of unknown opportunities. The portfolio analysts have also developed new ways of gaining information about well-known parts of the domestic market. The growth equity team, for example, has developed its own strategy and proprietary database for analyzing the growth potential of U.S. companies, often large, well-known companies.

         From time to time, advertising and sales materials for the Montgomery Funds may include biographical information about portfolio managers as well as commentary by portfolio managers regarding investment strategy, asset growth, current or past economic, political or financial conditions that may be of interest to investors.


         Also, from time to time, the Manager may refer to its quality and size, including references to its total assets under management (as of June 30, 1998, approximately $5.5 billion for retail and institutional investors in The Montgomery Funds) and total shareholders invested in the Funds (as of June 30, 1998, around 300,000).


                               GENERAL INFORMATION

         Investors in the Funds will be informed of the Funds' progress through periodic reports. Financial statements will be submitted to shareholders semi-annually, at least one of which will be certified by independent public accountants. All expenses incurred in connection with the organization of The Montgomery Funds and the registration of shares of the Small Cap Fund as the initial series of the Trust have been assumed by the Small Cap Fund; all expenses incurred in connection with the organization of The Montgomery Funds II have been assumed by Montgomery Institutional Series: Emerging Markets Portfolio and the Manager. Expenses incurred in connection with the establishment and registration of shares of each of the other funds constituting Trusts as separate series of the Trusts have been assumed by each respective Fund. The expenses incurred in connection with the establishment and registration of shares of the Funds as separate series of the Trusts have been assumed by the respective Funds and are being amortized over a period of five years commencing with their respective dates of inception. The Manager has agreed, to the extent necessary, to advance the organizational expenses incurred by certain Funds and will be reimbursed for such expenses after commencement of those Funds' operations. Investors purchasing shares of a Fund bear such expenses only as they are amortized daily against that Fund's investment income.

         As noted above, Morgan Stanley Trust Company (the "Custodian") acts as custodian of the securities and other assets of the Funds. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds.

         Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, is the Funds' Master Transfer Agent. The Master Transfer Agent has delegated certain transfer agent functions to DST Systems, Inc., P.O. Box 419073, Kansas City, Missouri 64141-6073, the Funds' Transfer and Dividend Disbursing Agent.


         PricewaterhouseCoopers LLP is the independent auditor for the Funds.

         The  validity  of shares  offered  hereby  have been passed on by Paul,
Hastings,   Janofsky  &  Walker  LLP,  345  California  Street,  San  Francisco,
California 94104.


         The  shareholders of The Montgomery Funds (but not The Montgomery Funds
II) as shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Agreement and Declaration of Trust ("Declaration of Trust") contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Funds' assets for any shareholder held personally liable for obligations of the Funds or Trust. The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Funds or Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Funds. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company as distinguished from an operating company would not likely give rise to liabilities in excess of the Funds' total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is extremely remote because it is limited to the unlikely circumstances in which both inadequate insurance exists and a Fund itself is unable to meet its obligations.

         Among the Boards' powers enumerated in the Agreements and Declaration of Trust is the authority to terminate the Trusts or any of their series, or to merge or consolidate the Trusts or one or more of their series with another trust or company without the need to seek shareholder approval of any such action.

         As of September 30, 1998, to the knowledge of the Funds, the following shareholders owned of record 5 percent or more of the outstanding Class R Shares of the respective Funds indicated:

NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                         NUMBER OF SHARES OWNED   PERCENT OF SHARES

GROWTH FUND
Charles Schwab & Co., Inc.                                                  17,752,539               34.53%
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.                                            3,553,354               6.91%
For The Exclusive Benefit of Our Customers
ATTN:  Mutual Funds
P.O. Box 3730
Church Street Station
New York, NY  10008-3730

SMALL CAP OPPORTUNITIES FUND
Charles Schwab & Co., Inc.                                                   2,139,255               34.18%
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.                                             531,499                8.49%
For the Exclusive Benefit of Our Customers
Attn Mutual Funds
P.O. Box 3730
Church Street Station
New York, NY 10008-3730

SMALL CAP FUND
The Trust Company of Knoxville                                               1,138,749               12.96%
620 Market Street, #300
Knoxville, TN 37902-2232

Charles Schwab & Co., Inc.                                                   1,088,392               12.39%
101 Montgomery Street
San Francisco, CA 94104-4122

U.S. EMERGING GROWTH FUND

Charles Schwab & Co., Inc.                                                   6,749,944               36.05%
101 Montgomery Street
San Francisco, CA 94104-4122

NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                         NUMBER OF SHARES OWNED   PERCENT OF SHARES

National Financial Services Corp.                                            1,082,366               5.78%
For the Exclusive Benefit of Our Customers
Attn Mutual Funds
P.O. Box 3730
Church Street Station
New York, NY 10008-3730

EQUITY INCOME FUND
Charles Schwab & Co., Inc.                                                    874,423                44.84%
101 Montgomery Street
San Francisco, CA  94104-4122

NationsBanc Montgomery Securities                                             125,403                6.43%
600 Montgomery Street
San Francisco, CA 94111-2702

INTERNATIONAL GROWTH FUND
Charles Schwab & Co., Inc.                                                   3,811,228               44.83%
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp.                                             566,757                6.67%
PO Box 3730
Church Street Station
New York, NY 10008-3730

INTERNATIONAL SMALL CAP FUND
Charles Schwab & Co., Inc.                                                   1,246,672               34.65%
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp.                                             306,404                8.52%
For the Exclusive Use of Our Customers
Attn: Mutual Funds
PO Box 3730
Church Street Station
New York, NY  10008-3730

Donaldson Lufkin & Jenrette Securities Corporation                            669,857                18.62%
Mutual Funds 7th Floor
PO Box 2052
Jersey City, NJ 07303-2052

NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                         NUMBER OF SHARES OWNED   PERCENT OF SHARES

EMERGING MARKETS FUND
Charles Schwab & Co., Inc.                                                  20,080,940               34.19%
101 Montgomery Street
San Francisco, CA 94014-4122

National Financial Services Corp.                                            5,472,042               9.32%
For the Exclusive Benefit of Our Cstomers
Attn: Mutual Funds
P.O. Box 3730
Church Street Station
New York, NY  10008-3730

Smith Barney, Inc.                                                           4,726,114               8.05%
333 Greenwich Street, 11th Floor
New York, NY 10013-3318

 Merrill Lynch Pierce Fenner & Smith                                         9,344,466               15.91%
4800 Deer Lake Drive, East Fl. 2
Jacksonville, FL 32246-6484

EMERGING ASIA FUND
Charles Schwab & Co., Inc.                                                   1,076,970               29.35%
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp.                                             459,272                12.52%
For the Exclusive Benefit of Our Customers
Attn Mutual Funds
P.O. Box 3730
Church Street Station
New York, NY 10008-3730

Westheim Schroeder & Co., Inc.                                                752,027                20.49%
Mutual Fund Control A/C
c/o Lewco Sec Attn: Tony Mnoio/Robt
34 Exchange Pl, FL4
Jersey City, NJ 07302-3901

Donaldson Lufkin & Jenrette                                                   268,508                7.32%
Securities Corporation
PO Box 2052
Jersey City, NJ 07303-2052

NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                         NUMBER OF SHARES OWNED   PERCENT OF SHARES

LATIN AMERICA FUND
Charles Schwab & Co., Inc.                                                    72,473                 14.97%
101 Montgomery Street
San Francisco, CA 94104-9122

National Financial Services Corp.                                             82,225                 16.98%
For the Exclusive Benefit of Our
Customers - Attn: Mutual Funds
P.O. Box 3730
Church Street Station
New York, NY 10008-3730

GLOBAL OPPORTUNITIES FUND
Charles Schwab & Co., Inc.                                                    773,598                29.40%
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp.                                             278,881                10.60%
For The Exclusive Benefit of Our Customers
Attn Mutual Funds
P.O. Box 3730
Church Street Station
New York, NY  10008-3730

Wayne Boich                                                                   169,450                6.44%
155 East Broad, No. 23
Columbus, OH  43215-3609

GLOBAL COMMUNICATIONS FUND
Charles Schwab & Co., Inc.                                                   4,674,770               39.46%
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.                                             946,024                7.99%
For The Exclusive Benefit Our Customers
PO Box 3730
Church Street Station
New York, NY 10008-3730

NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                         NUMBER OF SHARES OWNED   PERCENT OF SHARES

SELECT 50 FUND
Charles Schwab & Co., Inc.                                                   2,792,043               28.27%
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.                                             733,891                7.43%
For the Exclusive Benefit of Our Customers
Attn Mutual Funds
P.O. Box 3730
Church Street Station
New York, NY 10008-3730

Resources Trust Co. Cust.                                                     495,205                5.01%
For The Exclusive Benefit of Ian
PO Box 3865
Englewood, CO 80155-3865

U.S. ASSET ALLOCATION FUND
Charles Schwab & Co., Inc.                                                   2,012,474               33.22%
101 Montgomery St.
San Francisco, CA  94104-4122

National Financial Services Corp.                                             713,260                11.77%
For the Exclusive Benefit of Our Customers Attn Mutual Funds
P.O. Box 3730
Church Street Station
New York, NY  10008-3730

TOTAL RETURN BOND FUND
Asset Allocation Fund                                                        4,726,283               80.18%
Attn: Gina Lopez
101 California Street
San Francisco, CA 94111-5802
Charles Schwab & Co., Inc.
101 Montgomery Street                                                         844,333                14.32%
San Francisco, CA 94104-4122

SHORT DURATION GOVERNMENT BOND FUND
Charles Schwab & Co., Inc.                                                   5,926,471               49.88%
101 Montgomery Street
San Francisco, CA 94104-4122

NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                         NUMBER OF SHARES OWNED   PERCENT OF SHARES

Donaldson, Lufkin & Jenrette                                                  990,231                8.33%
Securities Corp.
Mutual Funds Department, 5th Floor
P. O. Box 2052
Jersey City, NJ  07383-2052

Prudential Securities Inc.                                                   1,554,352               13.08%
Special Custody Account for The Exclusive Benefit of Customers-PC
1 New York Plaza
Attn:  Mutual Funds
New York, NY  10004-1902

GOVERNMENT RESERVE FUND
Mary Miner, Trustee for Robert Miner and Mary Miner Trust                   88,333,427               11.80%
U/A dated 3/14/94
1832 Baker Street
San Francisco, CA  94115-2011

CALIFORNIA TAX-FREE INTERMEDIATE BOND FUND
Charles Schwab & Co., Inc.                                                   2,238,411               75.91%
101 Montgomery Street
San Francisco, CA 94104-4122

FEDERAL TAX--FREE MONEY FUND
John & Peter Sperling TTEES                                                 13,357,707               11.53%
FBO John Sperling
1994 Irrevocable Trust U/A DTD 4/7/98
4835 E. Exeter
Phoenix, AZ 85018-2940

William Thompson                                                             5,822,455               5.03%
301 Haines Drive
N. Wales, PA 19454-2702

CALIFORNIA TAX FREE MONEY MARKET
John D. Murphy                                                               9,486,319               5.03%
FBO: The Murphy Revocable Trust
Dated 2/26/93
2520 Pacific St.
San Francisco, CA 94115-1126

         As of September 30, 1998, to the knowledge of the Funds, the following shareholders owned of record 5 percent or more of the outstanding Class P Shares of the respective Funds indicated:

NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                         NUMBER OF SHARES OWNED   PERCENT OF SHARES

GROWTH FUND
Dreyfus Investment Services Corp.                                              1,156                 14.75%
FBO 649772181
2 Mellon Bank Center, Room 177
Pittsburgh, PA 15259-0001

Dreyfus Investment Services Corp.                                               853                  10.87%
FBO 632636441
2 Mellon Bank Center, Room 177
Pittsburgh, PA 15259-0001

Inv. Fiduciary Trust Co.                                                       2,031                 25.90%
IRA Carl N. Grant
2008 Cutwater Court
Reston, VA 20191-3604

Inv. Fiduciary Trust Co.                                                        533                  6.67%
IRA R/O Jeanne M. Grant
11865 Dunlop Court
Reston, VA 20191-2709

Walter J. Klein Company, LTD                                                    466                  5.94%
Profit Sharing Trust
PO Box 472087
Charlotte, NC 28247-2087

National Investor Services Corp.                                                733                  9.35%
For The Exclusive Benefit Of Our Customers
55 Water St., 32nd Floor
New York, NY 10041-3299

SMALL CAP OPPORTUNITIES FUND
Sharon G. Roberts                                                               35                   38.05%
341 Bobwhite Drive
Pensacola, FL 32514-2705

NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                         NUMBER OF SHARES OWNED   PERCENT OF SHARES

Southwest Securities Inc.                                                       56                   61.95%
FBO: Jamil S. Jones & Thad Jones JTWROS
Acct: 47689580
PO Box 509002
Dallas, TX 75250-9002

SMALL CAP FUND
Saxon & Co.                                                                   465,063                43.62%
FBO T/A Leaseway Transport
A/C #20-35-002-1037303
PO Box 7780-1888
Philadelphia, PA 19182-0001

State Street Bank & Trust Co.                                                 99,006                 9.29%
U/A January 2, 1996
Wavetek US Inc. Employee Savings &
Investment Plan
P.O. Box 1992
Boston, MA 02105-1992

State Street Bank & Trust Co. Tr.                                             64,277                 6.03%
GE 401K Trac Plans
c/o Defined Contributions BFDS
P.O. Box 8705
Boston, MA 0226-8705

State Street Bank & Trust Co. Tr.                                             219,601                20.60%
U/A December 1, 1993
Ameridata Tech. Employee Svgs. Plan
Attn: Steven Shipman - Master Tr. W6C
One Enterprise Drive
No. Quincy, MA 02171-2126

State Street Bank & Trust Co.                                                 81,591                 7.65%
The Bardon Group, Inc.
401K Retirement & P.S.P.
P.O. Box 1992
Boston, MA 02105-1992

NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                         NUMBER OF SHARES OWNED   PERCENT OF SHARES

State Street                                                                  74,708                 7.01%
Retirement Savings Plan
P.O. Box 1992
Boston, MA 02105-1992

EQUITY-INCOME FUND
State Street Bank & Trust Co. Tr.                                             153,907                99.87%
U/A Dec. 01, 1993
Ameridata Tech Employee Svgs. Plan
Attn: Steven Shipman Master Tr. W6C
One Enterprise Drive
No. Quincy, MA 02171-2126

INTERNATIONAL GROWTH FUND
National Investor Services Corp.                                                272                  5.64%
For The Exclusive Benefit Of Our Customers
55 Water Street, 32nd Floor
New York, NY 10041-3299

E*Trade Securities Inc.                                                         522                  10.81%
A/C 6892-1702
Linda H. Quasney
Four Embarcadero Place
2400 Geng Road
Palo Alto, CA 94303-3306

E*Trade Securities, Inc.                                                        522                  10.81%
A/C 6892-1821
James S. Quasney
Four Embarcadero Place
2400 Geng Road
Palo Alto, CA 94303-3306

E*Trade Securities, Inc.                                                       1,198                 24.82%
A/C 4331-3198
Charles R. House
Four Embarcadero Place
2400 Geng Road
Palo Alto, CA 94303-3306

NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                         NUMBER OF SHARES OWNED   PERCENT OF SHARES

US Clearing Corp.                                                              1,000                 20.71%
FBO 780-34028-20
26 Broadway
New York, NY 10004-1703

US Clearing Corp.                                                               545                  11.28%
FBO 780-40227-18
26 Broadway
New York, NY 10004-1703

EMERGING MARKETS FUND
State Street Bank & Trust Co.                                                 27,521                 65.65%
V/A Jan. 2, 1996
Wavetek US Inc. Employee Savings &
Investment Plan
P.O. Box 1992
Boston, MA  02105-1992

Dreyfus Investment Services Corp.                                              2,609                 6.22%
FB0 636931621
2 Mellon Bank Center, Room 177
Pittsburgh, PA 15259-0001

US Clearing Corp.                                                              6,066                 14.47%
FBO 780-16649-18
26 Broadway
New York, NY 10004-1798

SELECT 50 FUND
National Investor Services Corp.                                                197                  8.15%
For The Exclusive Benefit of Our Customers
55 Water St., 32nd Floor
New York, NY 10041-3299

BA Investment Services                                                          146                  6.02%
FBO 211129251
185 Berry Street, 3rd Floor
San Francisco, CA 94107-1729

NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                         NUMBER OF SHARES OWNED   PERCENT OF SHARES

Post & Co.                                                                     1,376                 56.82%
A/C 223523
C/O The Bank of New York
Mutual Fund/Reorg Dept.
PO Box 1066 Wall Street Station
New York, NY 10286

US Clearing Corp.                                                               123                  5.08%
FBO 780-95473-13
26 Broadway
New York, NY 10004-1798

U.S. ASSET ALLOCATION FUND
Inv. Fiduciary Trust Co.                                                       2,035                 55.05%
IRA Carl N. Grant
2008 Cutwater Court
Reston, VA 20191-3604

Inv. Fiduciary Trust Co.                                                        742                  20.08%
IRA R/O Jeanne M. Grant
11865 Dunlop Court
Reston, VA 20191-2709

National Investor Services Corp.                                                401                  10.84%
For The Exclusive Benefit of Our Customers
55 Water St., 32nd Floor
New York, NY 10041-3299

Charles E. Carson                                                               266                  7.20%
115 Beechwood Lane
Chambersburg, PA 17201-1489

GOVERNMENT RESERVE FUND
Painewebber                                                                     2.0                 100.00%
For the Benefit of Painewebber, Inc.
Non-Proprietary M/F
1000 Harbor Blvd., 8th Floor
Attn: Department Manager
Weehawken, NJ 07087-6727

NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                         NUMBER OF SHARES OWNED   PERCENT OF SHARES

SHORT GOVERNMENT BOND FUND
E*Trade Securities, Inc.                                                        300                  43.07%
A/C 7928-0709
Advanced Communications
Four Embarcadero Place
2400 Geng Road
Palo Alto, CA 94303-3306

E*Trade Securities, Inc.                                                        99                   14.22%
A/C 6552-5759
Donald C. Pack III
Four Embarcadero Place
2400 Geng Road
Palo Alto, CA 94303-3306

E*Trade Securities, Inc.                                                        98                   14.12%
A/C Eric Henneke
Four Embarcadero Place
2400 Geng Road
Palo Alto, CA 94303-3306

US Clearing Corp.                                                               199                  28.59%
FBO 780-42531-15
26 Broadway
New York, NY 10004-1703

         As of September 30, 1998, officers and directors of the Montgomery Funds owned, in aggregate, of record more than 1% of the outstanding shares in:
Montgomery California Tax-Free Intermediate Bond Fund Class R Shares, holding a combined 11.4% of shares outstanding).


         The Trusts are registered with the Securities and Exchange Commission as non-diversified management investment companies, although each Fund, except for the Tax-Free Funds, is a diversified series of the Trust. Such a registration does not involve supervision of the management or policies of the Funds. The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statements filed with the SEC. Copies of the Registration Statements may be obtained from the SEC upon payment of the prescribed fee.

                              FINANCIAL STATEMENTS


         Audited financial statements for the relevant periods ending June 30, 1998, for the Growth, Small Cap Opportunities, Small Cap, U.S. Emerging Growth, Equity Income, International Growth, International Small Cap, Global Opportunities, Global Communications, Emerging Markets, Emerging Asia, Latin America,

Select 50, U.S. Asset Allocation, Total Return Bond, Short Duration Government Bond, Government Reserve, Federal Tax-Free Money, California Tax-Free Intermediate Bond and California Tax-Free Money Funds, as contained in the Annual Report to Shareholders of such Funds for the fiscal year ended June 30, 1998 (the "Report"), are incorporated herein by reference to the Report.

                                                     APPENDIX

         Description ratings for Standard & Poor's Ratings Group ("S&P"); Moody's Investors Service, Inc., ("MOODY's"), Fitch Investors Service, L.P. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff & Phelps").

STANDARD & POOR'S RATING GROUP

BOND RATINGS

         AAA Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

         BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         BB Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

         B Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

         CCC Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

         CC The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

         C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

         D Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

                  S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

COMMERCIAL PAPER RATINGS

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

         A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

         A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B Issues carrying this designation are regarded as having only speculative capacity for timely payment.

         C This designation is assigned to short-term obligations with doubtful capacity for payment.

         D Issues carrying this designation are in default, and payment of interest and/or repayment of principal is in arrears.

MOODY'S INVESTORS SERVICE, INC.

BOND RATINGS

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

         Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

COMMERCIAL PAPER RATINGS

                  The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers (or related supporting institutions) rated Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers (or related supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

FITCH INVESTORS SERVICE, L.P.

BOND RATINGS

         The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

         AAA Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

         A Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         BB Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

         B Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

         CCC Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

         CC Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

         C Bonds rated C are in imminent default in payment of interest or principal.

         DDD, DD AND D     Bonds  rated DDD,  DD and D are in actual  default of
                  interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

         Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.

SHORT-TERM RATINGS

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         F-1+     Exceptionally  strong  credit  quality.  Issues  assigned this
                  rating  are  regarded  as  having  the  strongest   degree  of
                  assurance for timely payment.

         F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-l+ and F-1 categories.

         F-3 Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

         F-S Weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

         D Default. Issues assigned this rating are in actual or imminent payment default.

DUFF & PHELPS CREDIT RATING CO.

BOND RATINGS

         AAA Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         AA Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         BBB Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. There may be considerable variability in risk for bonds in this category during economic cycles.

         BB Bonds rated BB are below investment grade but are deemed by Duff as likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category.

         B Bonds rated B are below investment grade and possess the risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in quality rating within this category or into a higher or lower quality rating grade.

         CCC Bonds rated CCC are well below investment grade securities. Such bonds may be in default or have considerable uncertainty as to timely payment of interest, preferred dividends and/or principal. Protection factors are narrow and risk can be substantial with unfavorable economic or industry conditions and/or with unfavorable company developments.

         DD       Defaulted  debt   obligations.   Issuer  has  failed  to  meet
                  scheduled principal and/or interest payments.

         Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position of a credit within the rating category.

COMMERCIAL PAPER RATINGS

         Duff-1 The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor.

         Duff-2 Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

         Duff-3 Paper rated Duff-3 is regarded as having satisfactory liquidity and other protection factors. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         Duff-4 Paper rated Duff-4 is regarded as having speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

         Duff-5 Paper rated Duff-5 is in default. The issuer has failed to meet scheduled principal and/or interest payments.

              ----------------------------------------------------

                                     PART C

                                OTHER INFORMATION

               ---------------------------------------------------

                              THE MONTGOMERY FUNDS
                                 --------------

                                    FORM N-1A
                                 --------------

                                     PART C
                                 --------------



Item 23. Exhibits


         (a) Amended and Restated Agreement and Declaration of Trust as incorporated by reference to Post-Effective Amendment No. 61 to the Registration Statement as filed with the Commission on October 29, 1998 ("Post-Effective Amendment No. 61").

         (b) Amended and Restated By-Laws is incorporated by reference to Post-Effective Amendment No. 61.

         (c)      Instruments    Defining   Rights   of   Security   Holder--Not
                  applicable.

         (d) Investment Advisory Contracts--Form of Investment Management Agreement is incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement as filed with the Commission on July 31, 1997 ("Post-Effective Amendment No. 52").

         (e) Form of Underwriting Agreement is incorporated by reference to Post-Effective Amendment No. 52.

         (f)      Bonus or Profit Sharing Contracts--Not applicable.

         (g) Form of Custody Agreement is incorporated by reference to Post-Effective Amendment No. 61.

         (h)      Other Material Contracts:

                  (1)      Form  of   Administrative   Services   Agreement   is
                           incorporated by reference to Post-Effective Amendment No. 52.

                  (2) Form of Shareholder Services Plan is incorporated by reference to Post-Effective Amendment No. 61.

         (i) Form of Opinion of Counsel as to legality of shares is incorporated by reference to Post-Effective Amendment No. 61.

         (j)      Other Opinions: Independent Auditors' Consent.

         (k)      Omitted Financial Statements - Not applicable.

         (l)      Initial  Capital  Agreements:   Letter  of  Understanding  re:
                  Initial Shares is incorporated by reference to Post-Effective Amendment No. 61.

         (m)      Rule 12b-1  Plan:  Form of Share  Marketing  Plan (Rule  12b-1
                  Plan) is incorporated by reference to Post-Effective Amendment No. 52.

         (n)      Financial   Data   Schedule.   Financial  Data  Schedules  are
                  incorporated by reference to Form NSAR-B filed on August 31, 1998.

         (o) 18f-3 Plan--Form of Amended and Restated Multiple Class Plan is incorporated by reference to Post-Effective Amendment No. 61.

Item 24.   Persons Controlled by or Under Common Control with the Fund


           Montgomery Asset Management, LLC, a Delaware limited liability company, is the manager of each series of the Registrant, of The Montgomery Funds II, a Delaware business trust, and of The Montgomery Funds III, a Delaware business trust. Montgomery Asset Management, LLC is a subsidiary of Commerzbank AG based in Frankfurt, Germany. The Registrant, The Montgomery Funds II and The Montgomery Funds III are deemed to be under the common control of each of those two entities.

Item 25.   Indemnification

           Article VII of the Agreement and Declaration of Trust empowers the Trustees of the Trust, to the full extent permitted by law, to purchase with Trust assets insurance for indemnification from liability and to pay for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

           Article VI of the By-Laws of the Trust provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is and other amounts or was an agent of the Trust, against expenses, judgments, fines, settlement and other amounts actually and reasonable incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the best interests of the Trust. Indemnification will not be provided in certain circumstances, however, including instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

           Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to the Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable in the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


Item 26.   Business and Other Connections of the Investment Adviser


           Effective July 31, 1997, Montgomery Asset Management, L.P. completed the sale of substantially all of its assets to the current investment manager, Montgomery Asset Management, LLC ("MAM, LLC"), a subsidiary of Commerzbank A.G. Information about the officers and directors of MAM, LLC is provided below. The address for the following persons is 101 California Street, San Francisco, California 94111.

           R. Stephen Doyle         Chairman of the Board of Directors and Chief
                                    Executive Officer of MAM, LLC

           Mark B. Geist            President and Director of MAM, LLC

           John T. Story            Executive Vice President of MAM, LLC

           David E. Demarest        Chief  Administrative  Officer and  Managing
                                    Director of MAM, LLC

           The following directors of MAM, LLC also are officers of Commerzbank AG. The address for the following persons is Neue Mainzer Strasse 32-36, Frankfurt am Main, Germany.

           Heinz Josef Hockmann     Director of MAM, LLC

           Dietrich-Kurt Frowein    Director of MAM, LLC

           Andreas Kleffel          Director of MAM, LLC

           Before July 31, 1997, Montgomery Securities, which is a broker-dealer and the prior principal underwriter of The Montgomery Funds II, was the sole limited partner of the prior investment manager, Montgomery Asset Management, L.P. ("MAM, L.P."). The general partner of MAM, L.P. was a corporation, Montgomery Asset Management, Inc. ("MAM, Inc."), certain of the officers and directors of which now serve in similar capacities for MAM, LLC.

Item 27.   Principal Underwriter

         (a) Funds Distributor, Inc. (the "Distributor") acts as principal underwriter for the following investment companies.


                  American Century California Tax-Free and Municipal Funds American Century Capital Portfolios, Inc.
                  American Century Government Income Trust
                  American Century International Bond Funds
                  American Century Investment Trust
                  American Century Municipal Trust
                  American Century Mutual Funds, Inc.
                  American Century Premium Reserves, Inc.
                  American Century Quantitative Equity Funds
                  American Century Strategic Asset Allocations, Inc. American Century Target Maturities Trust
                  American Century Variable Portfolios, Inc.
                  American Century World Mutual Funds, Inc.
                  BJB Investment Funds
                  The Brinson Funds
                  Dresdner RCM Capital Funds, Inc.
                  Dresdner RCM Equity Funds, Inc.
                  Founders Funds, Inc.
                  Harris Insight Funds Trust
                  HT Insight Funds, Inc. d/b/a Harris Insight Funds
                  J.P. Morgan Institutional Funds
                  J.P. Morgan Funds
                  JPM Series Trust
                  JPM Series Trust II
                  LaSalle Partners Funds, Inc.
                  Kobrick-Cendant Investment Trust
                  Merrimac Series
                  Monetta Fund, Inc.
                  Monetta Trust
                  The Montgomery Funds I
                  The Montgomery Funds II
                  The Munder Framlington Funds Trust
                  The Munder Funds Trust
                  The Munder Funds, Inc.
                  National Investors Cash Management Fund, Inc.
                  Orbitex Group of Funds
                  SG Cowen Funds, Inc.
                  SG Cowen Income + Growth Fund, Inc.
                  SG Cowen Standby Reserve Fund, Inc.
                  SG Cowen Standby Tax-Exempt Reserve Fund, Inc.
                  SG Cowen Series Funds, Inc.
                  St. Clair Funds, Inc.
                  The Skyline Funds
                  Waterhouse Investors Family of Funds, Inc.
                  WEBS Index Fund, Inc.

                  Funds Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Funds Distributor is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. Funds Distributor is an indirect wholly-owned subsidiary of Boston Institutional Group, Inc., a holding company all of whose outstanding shares are owned by key employees.

         (b) The following is a list of the executive officers, directors and partners of Funds Distributor, Inc.

         Director, President and Chief Executive Officer   Marie E. Connolly
         Executive Vice President                          George A. Rio
         Executive Vice President                          Donald R. Roberson
         Executive Vice President                          William S. Nichols
         Senior Vice President, General Counsel, Chief     Margaret W. Chambers
             Compliance Officer, Secretary and Clerk
         Senior Vice President                             Michael S. Petrucelli
         Director, Senior Vice President, Treasurer and    Joseph F. Tower, III
             Chief Financial Officer
         Senior Vice President                             Paula R. David
         Senior Vice President                             Allen B. Closser
         Senior Vice President                             Bernard A. Whalen
         Chairman and Director                             William J. Nutt

(c)      Not Applicable.

Item 28.   Location of Accounts and Records.

           The accounts,  books, or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended (the "Investment Company Act") will be kept by the Registrant's Transfer Agent, DST Systems, Inc., P.O. Box 1004 Baltimore, Kansas City, Missouri 64105, except those records relating to portfolio transactions and the basic organizational and Trust documents of the Registrant (see Subsections (2)(iii), (4), (5), (6), (7), (9),
(10) and (11) of Rule 31a-1(b)), which will be kept by the Registrant at 101 California Street, San Francisco, California 94111.

Item 29.   Management Services.

           There are no management-related service contracts not discussed in Parts A and B.

Item 30.   Undertakings.

           (a)    Not applicable.

           (b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's last annual report to Shareholders, upon request and without charge.

           (c) Registrant has undertaken to comply with Section 16(a) of the Investment Company Act which requires the prompt convening of a meeting of shareholders to elect trustees to fill existing vacancies in the Registrant's Board of Trustees in the event that less than a majority of the trustees have been elected to such position by shareholders. Registrant has also undertaken promptly to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing to do so by the record holders of not less than 10 percent of the Registrant's outstanding shares and to assist its shareholders in communicating with other shareholders in accordance with the requirements of
                  Section 16(c) of the Investment Company Act.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and that the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, the State of California, on this 26th day of October, 1998.


                                      THE MONTGOMERY FUNDS



                                      By:      Margaret W. Chambers*
                                               Margaret W. Chambers
                                               Secretary



         Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


R. Stephen Doyle *                Trustee                      October 26, 1998
------------------
R. Stephen Doyle


Andrew Cox *                      Trustee                      October 26, 1998
--------------------
Andrew Cox


Cecilia H. Herbert *              Trustee                      October 26, 1998
--------------------
Cecilia H. Herbert


John A. Farnsworth *              Trustee                      October 26, 1998
--------------------
John A. Farnsworth







* By:    /s/ Julie Allecta
         -----------------------
         Julie  Allecta,   Attorney-in-Fact   pursuant  to  Powers  of  Attorney
         previously filed.

--------------------------------------------------------------------------------

                                   Item 23 (j)

                          Independent Auditors Consent

--------------------------------------------------------------------------------

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectuses and Statements of Additional Information constituting parts of this Post-Effective Amendment No. 62 to the registration statement of Form N-1A (the "Registration Statement") of our report dated August 14, 1998, relating to the financial statements and financial highlights appearing in the June 30, 1998 Annual Report to Shareholders of Montgomery Growth Fund, Montgomery Small Cap Opportunities Fund, Montgomery Small Cap Fund, Montgomery U.S. Emerging Growth Fund (formerly Montgomery Micro Cap Fund), Montgomery Equity Income Fund, Montgomery International Growth Fund, Montgomery International Small Cap Fund, Montgomery Emerging Markets Fund, Montgomery Emerging Asia Fund, Montgomery Latin America Fund, Montgomery Global Opportunities Fund, Montgomery Global Communications Fund, Montgomery Select 50 Fund, Montgomery Total Return Bond Fund, Montgomery
Short Duration Government Bond Fund, Montgomery Government Reserve Fund, Montgomery California Tax-Free Intermediate Bond Fund, Montgomery California Tax-Free Money Fund, Montgomery Federal Tax-Free Money Fund (all portfolios of The Montgomery Funds), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectuses and under the heading "Investment Management and Other Services" in the Statements of Additional Information.


/s/ PricewaterhouseCoopers LLP

San Francisco, CA
October 28, 1998